UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Item 1:	Report(s) to Shareholders.

Annual Report  |  August 31, 2017
Schwab International Equity ETFs

Schwab International
Equity ETF™
Schwab International Small-Cap
Equity ETF™
Schwab Emerging Markets
Equity ETF™

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co, Inc.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended August 31, 2017
Schwab International Equity ETF (Ticker Symbol: SCHF)
Market Price Return[1]	18.02%
NAV Return[1]	17.76%
FTSE Developed ex US Index (Net)*	17.60%
ETF Category: Morningstar Foreign Large Blend[2]	17.19%
Performance Details	pages 7-9

Schwab International Small-Cap Equity ETF (Ticker Symbol: SCHC)
Market Price Return[1]	18.70%
NAV Return[1]	18.52%
FTSE Developed Small Cap ex US Liquid Index (Net)*	18.44%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	22.16%
Performance Details	pages 10-12

Schwab Emerging Markets Equity ETF (Ticker Symbol: SCHE)
Market Price Return[1]	22.48%
NAV Return[1]	22.40%
FTSE Emerging Index (Net)*	22.47%
ETF Category: Morningstar Diversified Emerging Markets[2]	21.69%
Performance Details	pages 13-15
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the Schwab International Equity ETFs under license. The Schwab International Equity ETFs are not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the funds. Fees payable under the license are paid by the investment adviser.
*	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
For more than 25 years, Charles Schwab Investment Management has been driven to give investors what they want and need—without confusion. One of our goals has been to reduce the complexity of investing. Our mutual funds and exchange-traded funds (ETFs) support this mission by reducing the complexity involved with building a diversified portfolio. The Schwab International Equity ETFs have made equity investing more manageable by eliminating the need to select individual stocks, saving shareholders time and money.
We have taken important steps over the years to democratize the investing landscape even further on behalf of investors by simplifying and lowering the cost of investing. For instance, this past March we lowered the expenses on several of our ETFs, including the Schwab International Equity ETF and the Schwab International Small-Cap Equity ETF, making our market cap ETFs among the lowest-cost in the industry.
At Charles Schwab Investment Management, we also strive to take a straightforward approach in our communications. In this and in every shareholder report, we provide the funds’ financial statements and other information in a concise format that we believe will help you to evaluate the

Asset Class Performance Comparison % returns during the 12 months ended August 31, 2017

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
Certain discussions above contain forward-looking statements based on the investment adviser’s beliefs and assumptions. Actual results could differ materially.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
From the President (continued)

“ We have taken important steps over the years to democratize the investing landscape even further on behalf of investors by simplifying and lowering the cost of investing.”
performance of the funds. We aim to help you understand not only each fund’s return, but also how its investments are managed.
Our commitment to quality and transparency continues to win us both new business and recognition. In this year’s second quarter, we achieved the largest ETF asset inflows in our history, topping $6 billion in quarterly flows for the second time since we began offering ETFs in 2009. And recently, we were selected as one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, repeatable investment processes, and adaptable business models.
We’re proud of these achievements, but more importantly, we’re honored to serve our investors. We’re committed to putting investors first by reducing cost and complexity—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab International Equity ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
The Investment Environment

Over the 12-month reporting period ended August 31, 2017, international equity markets generated strong returns as the global economy continued to strengthen and market volatility and uncertainty died down. Accommodative monetary policies provided support for many international economies, as did expectations for tax reform, increased infrastructure spending, and decreased financial regulation from the new U.S. administration. Meanwhile, despite a strong finish in 2016, the U.S. dollar weakened against a basket of international currencies in the second part of the reporting period, including the euro. In this environment, the MSCI EAFE® Index (Net), a broad measure of developed international equity performance, returned 17.64%, while the MSCI Emerging Markets Index (Net) returned 24.53%. In the U.S., the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 16.23% for the reporting period.
Global economic growth continued to improve over the 12-month reporting period. The U.S. economy maintained its slow and steady expansion, with quarterly gross domestic product picking up slightly in June after a sluggish 2016 and start to 2017. Outside the U.S., the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. Japan’s economy expanded moderately over the reporting period, supported by solid exports and increasing capital expenditures. However, while the United Kingdom (U.K.) economy initially performed better than expected in the year following the Brexit referendum, U.K. economic growth showed signs of slowing toward the end of the reporting period. Meanwhile, many emerging markets overcame headwinds tied to several short-term interest rate increases by the Federal Reserve and potential U.S. isolationist policies early in the reporting period, and also benefitted from a generally weaker U.S. dollar and the stabilization of commodities. In Brazil, several economic indicators improved over the 12-month reporting period, with the economy emerging from its worst recession on record in the first quarter of 2017. Economic growth in China began to stabilize after concerns about decelerating gross domestic product (GDP) plagued the country last year, while an appreciating peso supported Mexican stocks, contributing to a generally positive growth outlook for Mexico as a whole.
During the 12-month reporting period, monetary policy measures remained generally accommodative in developed international markets. The Bank of Japan introduced yield curve management as a policy tool in September and maintained negative interest rates throughout the reporting period. The Bank of England (BoE) left key interest rates at record lows, while the European Central Bank (ECB) announced in December that it would continue its bond purchase program until at least the end of 2017. Despite persistently low inflation across many of these countries, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. In emerging markets, central banks remained in different phases of monetary policy. For example, the People’s Bank of China began taking tightening steps in the first part of 2017 amid a generally stable Chinese economy, while the Central Bank of Brazil cut short-term interest rates several times over the 12-month reporting period.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s Passive Equity Funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the funds. He joined CSIM in 2008 and became a Portfolio Manager in September 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETF as of August 31, 2017

The Schwab International Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex US Index (the index). The index is comprised of large and mid-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. International stocks performed well over the 12-month reporting period, supported by low levels of market volatility and a generally strengthening global economy. For the first time in 10 years, all 45 of the countries tracked by the Organization for Economic Cooperation and Development (OECD) were set to grow over the current year. Accommodative monetary policy measures contributed to this widespread economic growth, as did lessening political uncertainty surrounding Brexit and elections across Europe. Meanwhile, many international currencies appreciated against the U.S. dollar, generally enhancing returns on overseas investments in U.S. dollar terms. Within the index, Austria was the top performer, while Israel was the only country to generate negative returns.
Performance. During the 12-month reporting period ended August 31, 2017, the fund outperformed the index. The fund’s market price return was 18.02% and its NAV return was 17.76%. The index returned 17.60%1 during the same period
Contributors and Detractors. Japanese stocks were the largest contributors to the total return of the fund. Stocks from Japan represented an average weight of approximately 22% of the fund’s investments and returned approximately 15% in U.S. dollar terms. One example from this market is Mitsubishi UFJ Financial Group, Inc., a bank holding company. The fund’s holdings of Mitsubishi UFJ Financial Group, Inc. returned approximately 16% in U.S. dollar terms. Stocks from France also meaningfully contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 29% in U.S. dollar terms.
Stocks from Israel were the largest detractors from the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately -24% in U.S. dollar terms. One example from this market is pharmaceutical company Teva Pharmaceutical Industries Ltd. The fund’s holdings of Teva Pharmaceutical Industries Ltd. returned approximately -67% in U.S. dollar terms. Stocks from New Zealand also detracted from the total return on the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -2% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (November 3, 2009 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab International Equity ETF (11/3/09)
Market Price Return[2]	18.02%	8.07%	6.01%
NAV Return[2]	17.76%	8.12%	5.96%
FTSE Developed ex US Index (Net)[3]	17.60%	8.07%	5.99%
ETF Category: Morningstar Foreign Large Blend[4]	17.19%	7.90%	5.83%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.06%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	1,263
Weighted Average Market Cap (millions)	$58,538
Price/Earnings Ratio (P/E)	15.7
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[2]	5%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Small-Cap Equity ETF as of August 31, 2017

The Schwab International Small-Cap Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex US Liquid Index (the index). The index is comprised of small capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. International stocks performed well over the 12-month reporting period, supported by low levels of market volatility and a generally strengthening global economy. For the first time in 10 years, all 45 of the countries tracked by the Organization for Economic Cooperation and Development (OECD) were set to grow over the current year. Accommodative monetary policy measures contributed to this widespread economic growth, as did lessening political uncertainty surrounding Brexit and elections across Europe. Meanwhile, many international currencies appreciated against the U.S. dollar, generally enhancing returns on overseas investments in U.S. dollar terms. Within the index, Italy was the top performer, while Hong Kong was the only country to generate negative returns.
Performance. During the 12-month reporting period ended August 31, 2017, the fund outperformed the index. The fund’s market price return was 18.70% and its NAV return was 18.52%. The index returned 18.44%1 during the same period.
Contributors and Detractors. Japanese stocks were the largest contributors to the returns of both the index and the fund. Stocks from Japan represented an average weight of approximately 19% of the fund’s investments and returned approximately 28% in U.S. dollar terms. One example from this market is Mitsui Mining & Smelting Company, Ltd., a company engaged in metal business. Over the reporting period, the fund’s holdings of Mitsui Mining & Smelting Company, Ltd. had a triple-digit return of approximately 167% in U.S. dollar terms. Stocks from the United Kingdom also positively contributed to the fund’s performance, representing an average weight of approximately 15% of the fund’s investments and returning approximately 15% in U.S. dollar terms.
Stocks from Hong Kong were the largest detractors from the returns of both the index and the fund. Hong Kong stocks represented an average weight of approximately 2% of the fund’s investments and retuned approximately -1% in U.S. dollar terms. One example from this market is BEP International Holdings Ltd., an investment holding company principally engaged in the sourcing and sale of metal minerals and related industrial materials. The fund’s holdings of BEP International Holdings Ltd. returned approximately -69% in U.S. dollar terms. South Korean stocks also detracted from the performance of the fund. Stocks from South Korea represented an average weight of approximately 5% of the fund’s investments and returned approximately 2% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Small-Cap Equity ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (January 14, 2010 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab International Small-Cap Equity ETF (1/14/10)
Market Price Return[2]	18.70%	9.73%	7.09%
NAV Return[2]	18.52%	9.67%	7.03%
FTSE Developed Small Cap ex US Liquid Index (Net)[3]	18.44%	9.73%	7.14%
ETF Category: Morningstar Foreign Small/Mid Blend[4]	22.16%	11.36%	8.17%
Fund Expense Ratio[5]: 0.12%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Small-Cap Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	Inception (1/14/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.12%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Small-Cap Equity ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	1,830
Weighted Average Market Cap (millions)	$2,437
Price/Earnings Ratio (P/E)	15.5
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[2]	12%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab International Equity ETFs  |  Annual Report

Schwab Emerging Markets Equity ETF as of August 31, 2017

The Schwab Emerging Markets Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index (the index). The index is comprised of large and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. Emerging market stocks performed well over the 12-month reporting period, supported by low levels of market volatility and a generally strengthening global economy. For the first time in 10 years, all 45 of the countries tracked by the Organization for Economic Cooperation and Development (OECD) were set to grow over the current year. Accommodative monetary policy measures contributed to this widespread economic growth, as did lessening political uncertainty. Oil prices fluctuated over the reporting period, falling sharply and rebounding several times before stabilizing in August. Despite several interest rate increases by the Federal Reserve, many emerging markets were buoyed by solid global economic data and investor demand for riskier assets. Meanwhile, many emerging market currencies, including the Russian ruble and the South African rand, appreciated against the U.S. dollar, generally enhancing returns on overseas investments in U.S. dollar terms. Within the index, Poland was the top performer while Pakistan underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. The fund’s market price return was 22.48% and its NAV return was 22.40%, while the index returned 22.47%1 during the same period.
Contributors and Detractors. Chinese stocks were the largest contributors to the returns of both the index and the fund. Stocks from China represented an average weight of approximately 26% of the fund’s investments and returned approximately 29% in U.S. dollar terms. One example from this market is Tencent Holdings Ltd., an investment holding company principally involved in the provision of value-added services and online advertising services. The fund’s holdings of Tencent Holdings Ltd. returned approximately 62% in U.S. dollar terms. Stocks from Taiwan also contributed to the fund’s performance, representing an average weight of approximately 15% of the fund’s investments and returning approximately 28% in U.S. dollar terms.
Stocks from the Philippines were the largest detractors from the total return of the fund. These stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately -5% in U.S. dollar terms. One example from this market is Universal Robina Corp., a branded consumer food and beverage product company. The fund’s holdings of Universal Robina Corp. returned approximately -28% in U.S. dollar terms. Stocks from Qatar also detracted from the performance of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -6% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
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Schwab International Equity ETFs  |  Annual Report

Schwab Emerging Markets Equity ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (January 14, 2010 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Emerging Markets Equity ETF (1/14/10)
Market Price Return[2]	22.48%	5.10%	3.14%
NAV Return[2]	22.40%	5.24%	3.13%
FTSE Emerging Index (Net)[3]	22.47%	5.40%	3.39%
ETF Category: Morningstar Diversified Emerging Markets[4]	21.69%	5.12%	3.02%
Fund Expense Ratio[5]: 0.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Emerging Markets Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	Inception (1/14/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab International Equity ETFs  |  Annual Report

Schwab Emerging Markets Equity ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	835
Weighted Average Market Cap (millions)	$65,072
Price/Earnings Ratio (P/E)	14.9
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate[2]	7%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2017 and held through August 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/17	Ending Account Value (Net of Expenses) at 8/31/17	Expenses Paid During Period 3/1/17-8/31/17[2]
Schwab International Equity ETF
Actual Return	0.06%	$1,000.00	$1,120.60	$0.32
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31
Schwab International Small-Cap Equity ETF
Actual Return	0.12%	$1,000.00	$1,137.60	$0.65
Hypothetical 5% Return	0.12%	$1,000.00	$1,024.60	$0.61
Schwab Emerging Markets Equity ETF
Actual Return	0.13%	$1,000.00	$1,155.90	$0.71
Hypothetical 5% Return	0.13%	$1,000.00	$1,024.54	$0.66

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by 365 days of the fiscal year.
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Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$28.32	$28.55	$32.37	$28.32	$24.96
Income (loss) from investment operations:
Net investment income (loss)	0.88 [1]	0.84 [1]	0.87 [1]	0.88	0.66
Net realized and unrealized gains (losses)	4.02	(0.45)	(3.85)	3.87	3.42
Total from investment operations	4.90	0.39	(2.98)	4.75	4.08
Less distributions:
Distributions from net investment income	(0.71)	(0.62)	(0.84)	(0.70)	(0.72)
Net asset value at end of period	$32.51	$28.32	$28.55	$32.37	$28.32
Total return	17.76%	1.47%	(9.27%)	16.90%	16.55%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06% [2]	0.08%	0.08%	0.09% [3]	0.09%
Net investment income (loss)	2.95%	3.06%	2.86%	3.44%	3.03%
Portfolio turnover rate[4]	5%	5%	4%	7%	9%
Net assets, end of period (x 1,000)	$11,413,011	$6,168,595	$4,042,603	$2,654,016	$1,464,105

1
Calculated based on the average shares outstanding during the period.
2
Effective October 7, 2016 and March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/17 is a blended ratio. (See financial note 4)
3
Effective April 18, 2014, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/14 is a blended ratio.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
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Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.7% of net assets

Australia 6.3%
Australia & New Zealand Banking Group Ltd.	2,012,253	0.4	46,922,927
BHP Billiton Ltd.	2,233,148	0.4	48,496,023
Commonwealth Bank of Australia	1,185,063	0.6	71,246,875
National Australia Bank Ltd.	1,787,881	0.4	42,825,331
Westpac Banking Corp.	2,272,972	0.5	56,373,778
Other Securities		4.0	453,048,784
		6.3	718,913,718

Austria 0.2%
Other Securities		0.2	26,841,303

Belgium 1.0%
Anheuser-Busch InBev S.A.	522,542	0.5	61,826,792
Other Securities		0.5	57,221,116
		1.0	119,047,908

Canada 7.4%
Canadian National Railway Co.	521,522	0.4	42,104,452
Enbridge, Inc.	1,131,556	0.4	45,054,656
Royal Bank of Canada	994,149	0.6	73,489,714
The Bank of Nova Scotia	821,766	0.4	50,921,636
The Toronto-Dominion Bank	1,264,392	0.6	67,629,214
Other Securities		5.0	559,882,320
		7.4	839,081,992

Denmark 1.6%
Novo Nordisk A/S, B Shares	1,220,900	0.5	58,157,146
Other Securities		1.1	122,176,894
		1.6	180,334,040

Finland 0.9%
Other Securities		0.9	105,091,043

France 8.6%
BNP Paribas S.A.	725,141	0.5	55,098,074
LVMH Moet Hennessy Louis Vuitton SE	168,543	0.4	44,133,846
Security	Number of Shares	% of Net Assets	Value ($)
Sanofi	737,477	0.6	71,598,347
Total S.A.	1,511,838	0.7	78,089,060
Other Securities		6.4	729,722,030
		8.6	978,641,357

Germany 7.7%
Allianz SE	312,517	0.6	66,786,346
BASF SE	619,072	0.5	59,889,490
Bayer AG	570,922	0.6	72,967,654
Daimler AG	662,016	0.4	48,192,325
Deutsche Telekom AG	2,224,337	0.4	40,090,819
SAP SE	623,760	0.6	65,333,898
Siemens AG	522,046	0.6	68,148,492
Other Securities		4.0	459,101,487
		7.7	880,510,511

Hong Kong 3.4%
AIA Group Ltd.	8,315,068	0.6	63,799,019
Other Securities		2.8	320,487,487
		3.4	384,286,506

Ireland 0.2%
Other Securities		0.2	24,914,561

Israel 0.4%
Other Securities		0.4	43,840,710

Italy 2.2%
Other Securities		2.2	255,121,665

Japan 21.3%
Mitsubishi UFJ Financial Group, Inc.	8,980,194	0.5	55,002,260
SoftBank Group Corp.	581,299	0.4	47,122,930
Toyota Motor Corp.	1,808,427	0.9	101,594,622
Other Securities		19.5	2,227,803,637
		21.3	2,431,523,449

Netherlands 3.0%
ING Groep N.V.	2,609,509	0.4	46,226,414
Unilever N.V. CVA	1,060,467	0.6	63,052,041
Other Securities		2.0	227,748,127
		3.0	337,026,582

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Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
New Zealand 0.2%
Other Securities		0.2	24,145,948

Norway 0.6%
Other Securities		0.6	63,295,016

Portugal 0.1%
Other Securities		0.1	16,239,385

Republic of Korea 4.2%
Samsung Electronics Co., Ltd. GDR	133,703	1.2	137,580,387
Other Securities		3.0	335,822,329
		4.2	473,402,716

Singapore 1.1%
Other Securities		1.1	130,272,622

Spain 3.0%
Banco Bilbao Vizcaya Argentaria S.A.	4,491,762	0.3	39,635,362
Banco Santander S.A.	10,738,598	0.6	69,695,673
Other Securities		2.1	228,633,191
		3.0	337,964,226

Sweden 2.5%
Other Securities		2.5	289,783,432

Switzerland 7.3%
Nestle S.A.	2,136,927	1.6	180,893,872
Novartis AG	1,608,313	1.2	135,392,842
Roche Holding AG	479,313	1.1	121,449,236
UBS Group AG *	2,389,502	0.3	39,286,297
Other Securities		3.1	360,545,037
		7.3	837,567,284

United Kingdom 15.5%
AstraZeneca plc	861,452	0.4	50,406,197
BP plc	13,034,564	0.7	74,766,014
British American Tobacco plc	1,543,138	0.8	96,060,125
Diageo plc	1,729,861	0.5	57,776,010
GlaxoSmithKline plc	3,301,257	0.6	65,232,565
HSBC Holdings plc	13,772,394	1.2	133,186,890
Lloyds Banking Group plc	48,392,213	0.3	39,795,469
Prudential plc	1,711,378	0.4	40,035,342
Reckitt Benckiser Group plc	434,573	0.4	41,056,936
Rio Tinto plc	823,031	0.3	39,732,260
Royal Dutch Shell plc, A Shares	3,065,691	0.7	84,022,812
Royal Dutch Shell plc, B Shares	2,515,618	0.6	70,032,609
Unilever plc	829,949	0.4	48,327,585
Vodafone Group plc	18,343,122	0.5	52,330,178
Other Securities		7.7	879,119,331
		15.5	1,771,880,323
Total Common Stock
(Cost $10,043,520,632)			11,269,726,297

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.7% of net assets

Germany 0.4%
Other Securities		0.4	48,343,470

Italy 0.0%
Other Securities		0.0	1,626,716

Republic of Korea 0.2%
Other Securities		0.2	22,826,429

Spain 0.1%
Other Securities		0.1	2,900,683
Total Preferred Stock
(Cost $67,505,523)			75,697,298

Rights 0.0% of net assets

Sweden 0.0%
Other Securities		0.0	41,124
Total Rights
(Cost $—)			41,124

Other Investment Companies 0.3% of net assets

United States 0.3%
Money Market Fund 0.2%
Other Securities		0.2	21,469,330

Securities Lending Collateral 0.1%
Other Securities		0.1	12,782,856
Total Other Investment Companies
(Cost $34,252,186)			34,252,186

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 09/15/17	735	71,103,900	560,367
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $12,149,342.
(b)	The rate shown is the 7-day yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

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Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$8,348,560,747	$—	$—	$8,348,560,747
Japan	2,420,956,906	—	10,566,543	2,431,523,449
Portugal	16,239,385	—	— *	16,239,385
Republic of Korea	473,402,716	—	— *	473,402,716
Preferred Stock[1]	75,697,298	—	—	75,697,298
Rights [1]	41,124	—	—	41,124
Other Investment Companies[1]	34,252,186	—	—	34,252,186
Futures Contracts[2]	560,367	—	—	560,367
Total	$11,369,710,729	$—	$10,566,543	$11,380,277,272
*	Level 3 amount shown includes securities determined to have no value at August 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted value was available. There were no transfers between any other Levels for the period ended August 31, 2017.
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Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $10,132,495,485) including securities on loan of $12,149,342		$11,366,934,049
Collateral invested for securities on loan, at value (cost $12,782,856)		12,782,856
Deposit with broker for futures contracts		2,817,500
Foreign currency, at value (cost $3,400,267)		3,404,130
Receivables:
Fund shares sold		64,621,622
Dividends		26,828,646
Foreign tax reclaims		10,249,702
Variation margin on futures contracts		506,608
Income from securities on loan	+	61,306
Total assets		11,488,206,419
Liabilities
Collateral held for securities on loan		12,782,856
Payables:
Investments bought		61,844,344
Investment adviser fees	+	568,493
Total liabilities		75,195,693
Net Assets
Total assets		11,488,206,419
Total liabilities	–	75,195,693
Net assets		$11,413,010,726
Net Assets by Source
Capital received from investors		10,246,883,983
Net investment income not yet distributed		186,589,157
Net realized capital losses		(255,906,992)
Net unrealized capital appreciation		1,235,444,578

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$11,413,010,726		351,100,000		$32.51

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Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $22,883,951)		$246,896,953
Securities on loan, net	+	1,645,011
Total investment income		248,541,964
Expenses
Investment adviser fees		5,342,552
Professional fees	+	5,966*
Total expenses		5,348,518
Expense reduction by CSIM	–	5,966*
Net expenses	–	5,342,552
Net investment income		243,199,412
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(70,843,382)
Net realized gains on futures contracts		4,833,129
Net realized losses on foreign currency transactions	+	(466,080)
Net realized losses		(66,476,333)
Net change in unrealized appreciation (depreciation) on investments		1,246,439,559
Net change in unrealized appreciation (depreciation) on futures contracts		323,846
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	667,546
Net change in unrealized appreciation (depreciation)	+	1,247,430,951
Net realized and unrealized gains		1,180,954,618
Increase in net assets resulting from operations		$1,424,154,030
*	Includes professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.
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Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$243,199,412	$151,933,365
Net realized losses		(66,476,333)	(111,608,147)
Net change in unrealized appreciation (depreciation)	+	1,247,430,951	100,225,752
Increase in net assets resulting from operations		1,424,154,030	140,550,970
Distributions to Shareholders
Distributions from net investment income		($173,425,920)	($105,649,560)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		133,300,000	$3,993,688,008	76,200,000	$2,091,090,613
Shares redeemed	+	—	—	—	—
Net transactions in fund shares		133,300,000	$3,993,688,008	76,200,000	$2,091,090,613
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		217,800,000	$6,168,594,608	141,600,000	$4,042,602,585
Total increase	+	133,300,000	5,244,416,118	76,200,000	2,125,992,023
End of period		351,100,000	$11,413,010,726	217,800,000	$6,168,594,608
Net investment income not yet distributed			$186,589,157		$117,054,564
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Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$29.96	$29.46	$33.32	$28.61	$24.94
Income (loss) from investment operations:
Net investment income (loss)	0.73 [1]	0.67 [1]	0.73 [1]	0.71	0.76
Net realized and unrealized gains (losses)	4.70	0.50	(3.84)	4.90	3.72
Total from investment operations	5.43	1.17	(3.11)	5.61	4.48
Less distributions:
Distributions from net investment income	(0.59)	(0.67)	(0.75)	(0.90)	(0.81)
Net asset value at end of period	$34.80	$29.96	$29.46	$33.32	$28.61
Total return	18.52%	4.12%	(9.29%)	19.84%	18.23%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.14% [2]	0.17% [3]	0.18% [4]	0.19%	0.21% [5]
Net investment income (loss)	2.31%	2.34%	2.40%	2.21%	2.86%
Portfolio turnover rate[6]	12%	23%	23%	16%	20%
Net assets, end of period (x 1,000)	$1,538,038	$787,951	$609,773	$403,229	$280,422

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/17 is a blended ratio. (See financial note 4)
3
Effective March 1, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/16 is a blended ratio.
4
Effective March 4, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/15 is a blended ratio.
5
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/13 is a blended ratio.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
24
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.3% of net assets

Australia 5.3%
Other Securities		5.3	80,831,270

Austria 1.1%
Other Securities		1.1	17,765,998

Belgium 1.4%
Other Securities		1.4	22,158,198

Canada 16.0%
Algonquin Power & Utilities Corp.	282,970	0.2	3,058,220
Bombardier, Inc., B Shares *	1,502,169	0.2	2,995,352
CAE, Inc.	214,511	0.2	3,526,279
Canadian Apartment Properties REIT	106,612	0.2	2,914,132
CCL Industries, Inc., Class B	110,962	0.3	5,127,042
Dollarama, Inc.	78,936	0.5	7,748,477
Finning International, Inc.	130,184	0.2	2,966,586
First Quantum Minerals Ltd.	537,528	0.4	6,452,480
Gildan Activewear, Inc.	178,073	0.4	5,554,883
H&R Real Estate Investment Trust	226,470	0.3	3,858,344
Industrial Alliance Insurance & Financial Services, Inc.	82,385	0.2	3,521,445
Keyera Corp.	143,862	0.3	4,158,372
Kinross Gold Corp. *	959,653	0.3	4,355,275
Lundin Mining Corp.	491,505	0.2	3,700,744
Methanex Corp.	70,286	0.2	3,577,228
Onex Corp.	63,335	0.3	5,044,068
Open Text Corp.	200,523	0.4	6,426,332
PrairieSky Royalty Ltd.	166,731	0.3	3,901,805
Seven Generations Energy Ltd., A Shares *	232,214	0.2	3,520,948
Veresen, Inc.	244,977	0.2	3,437,005
West Fraser Timber Co., Ltd.	57,940	0.2	2,994,164
WSP Global, Inc.	77,582	0.2	3,203,526
Other Securities		10.1	154,676,713
		16.0	246,719,420

Denmark 1.8%
GN Store Nord A/S	106,684	0.2	3,533,424
Other Securities		1.6	24,903,480
		1.8	28,436,904

Security	Number of Shares	% of Net Assets	Value ($)
Finland 1.5%
Other Securities		1.5	22,547,966

France 3.6%
Euronext N.V.	56,218	0.2	3,226,583
Rubis SCA	58,438	0.2	3,794,134
UBISOFT Entertainment S.A. *	59,444	0.3	3,954,858
Other Securities		2.9	44,574,908
		3.6	55,550,483

Germany 5.1%
Freenet AG	100,898	0.2	3,366,010
Rheinmetall AG	33,745	0.2	3,444,653
STADA Arzneimittel AG	49,124	0.3	4,589,347
Other Securities		4.4	67,678,184
		5.1	79,078,194

Hong Kong 2.0%
Other Securities		2.0	30,305,398

Ireland 0.3%
Other Securities		0.3	4,462,657

Israel 0.5%
Other Securities		0.5	7,280,653

Italy 3.5%
Banco BPM S.p.A. *	1,173,961	0.3	4,449,561
Other Securities		3.2	48,867,443
		3.5	53,317,004

Japan 19.4%
Other Securities		19.4	297,987,344

Netherlands 2.5%
Aalberts Industries N.V.	79,717	0.2	3,542,234
Other Securities		2.3	34,671,184
		2.5	38,213,418

New Zealand 0.9%
Other Securities		0.9	13,901,515

25
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Norway 1.7%
Storebrand A.S.A.	368,282	0.2	3,039,095
Subsea 7 S.A.	207,071	0.2	2,973,043
Other Securities		1.3	20,939,290
		1.7	26,951,428

Portugal 0.5%
Other Securities		0.5	7,029,276

Republic of Korea 4.9%
Other Securities		4.9	74,701,179

Singapore 1.5%
Other Securities		1.5	23,612,408

Spain 1.9%
Other Securities		1.9	29,276,378

Sweden 4.9%
Castellum AB	219,117	0.2	3,425,532
Elekta AB, B Shares	279,835	0.2	2,892,474
Other Securities		4.5	68,889,920
		4.9	75,207,926

Switzerland 4.0%
ams AG *	45,849	0.2	3,294,353
Georg Fischer AG	3,304	0.2	3,799,084
Logitech International S.A.	114,222	0.3	4,053,039
Other Securities		3.3	50,466,844
		4.0	61,613,320

United Kingdom 15.0%
B&M European Value Retail S.A.	585,228	0.2	2,808,252
BBA Aviation plc	814,789	0.2	3,168,588
Beazley plc	432,504	0.2	2,847,819
BTG plc *	314,081	0.2	2,818,799
Hiscox Ltd.	224,753	0.2	3,701,159
Indivior plc *	561,188	0.2	3,012,513
Paysafe Group plc *	396,206	0.2	2,991,714
Phoenix Group Holdings	305,237	0.2	3,077,676
Spectris plc	96,267	0.2	2,870,398
Spirax-Sarco Engineering plc	57,094	0.3	4,134,549
Other Securities		12.9	198,876,616
		15.0	230,308,083
Total Common Stock
(Cost $1,311,604,279)			1,527,256,420

Preferred Stock 0.3% of net assets

Germany 0.3%
Other Securities		0.3	4,522,246

Security	Number of Shares	% of Net Assets	Value ($)
Sweden 0.0%
Other Securities		0.0	638,079
Total Preferred Stock
(Cost $4,203,988)			5,160,325

Rights 0.0% of net assets

Australia 0.0%
Other Securities		0.0	488
Total Rights
(Cost $—)			488

Other Investment Companies 4.0% of net assets

United States 4.0%
Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (b)		0.3	3,601,919

Securities Lending Collateral 3.7%
Wells Fargo Government Money Market Fund, Select Class 0.92% (b)		3.7	57,238,237
Total Other Investment Companies
(Cost $60,840,156)			60,840,156

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 09/15/17	47	4,546,780	7,297
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $54,447,264.
(b)	The rate shown is the 7-day yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

26
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,235,212,783	$—	$—	$1,235,212,783
Australia	80,791,314	—	39,956 *	80,831,270
Hong Kong	30,305,398	—	— *	30,305,398
Italy	53,186,031	—	130,973	53,317,004
Republic of Korea	74,319,301	—	381,878	74,701,179
Singapore	23,427,681	—	184,727 *	23,612,408
Spain	29,276,378	—	— *	29,276,378
Preferred Stock[1]	5,160,325	—	—	5,160,325
Rights [1]	—	—	488	488
Other Investment Companies[1]	60,840,156	—	—	60,840,156
Futures Contracts[2]	7,297	—	—	7,297
Total	$1,592,526,664	$—	$738,022	$1,593,264,686
*	Level 3 amount shown includes securities determined to have no value at August 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted value was available. There were no transfers between any other Levels for the period ended August 31, 2017.
27
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,319,410,186) including securities on loan of $54,447,264		$1,536,019,152
Collateral invested for securities on loan, at value (cost $57,238,237)		57,238,237
Deposit with broker for futures contracts		336,000
Foreign currency, at value (cost $1,272,098)		1,271,896
Receivables:
Investments sold		373,267
Dividends		1,704,227
Foreign tax reclaims		619,005
Income from securities on loan		159,163
Variation margin on futures contracts	+	34,545
Total assets		1,597,755,492
Liabilities
Collateral held for securities on loan		57,238,237
Payables:
Investments bought		2,300,338
Investment adviser fees		153,401
Foreign capital gains tax	+	25,610
Total liabilities		59,717,586
Net Assets
Total assets		1,597,755,492
Total liabilities	–	59,717,586
Net assets		$1,538,037,906
Net Assets by Source
Capital received from investors		1,372,672,101
Net investment income not yet distributed		14,960,802
Net realized capital losses		(66,213,914)
Net unrealized capital appreciation		216,618,917

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,538,037,906		44,200,000		$34.80

28
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $2,741,208)		$25,585,921
Securities on loan, net	+	1,274,453
Total investment income		26,860,374
Expenses
Investment adviser fees		1,492,640
Professional fees	+	221*
Total expenses		1,492,861
Expense reduction by CSIM	–	221*
Net expenses	–	1,492,640
Net investment income		25,367,734
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gains tax of $470)		(13,292,385)
Net realized gains on in-kind redemptions		6,426,452
Net realized gains on futures contracts		596,134
Net realized losses on foreign currency transactions	+	(95,413)
Net realized losses		(6,365,212)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $25,610)		185,982,982
Net change in unrealized appreciation (depreciation) on futures contracts		7,297
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	45,323
Net change in unrealized appreciation (depreciation)	+	186,035,602
Net realized and unrealized gains		179,670,390
Increase in net assets resulting from operations		$205,038,124
*	Includes professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.
29
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$25,367,734	$15,854,525
Net realized losses		(6,365,212)	(5,889,467)
Net change in unrealized appreciation (depreciation)	+	186,035,602	19,199,793
Increase in net assets resulting from operations		205,038,124	29,164,851
Distributions to Shareholders
Distributions from net investment income		($18,024,160)	($15,625,200)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		18,700,000	$587,036,909	6,300,000	$184,797,227
Shares redeemed	+	(800,000)	(23,964,433)	(700,000)	(20,158,435)
Net transactions in fund shares		17,900,000	$563,072,476	5,600,000	$164,638,792
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,300,000	$787,951,466	20,700,000	$609,773,023
Total increase	+	17,900,000	750,086,440	5,600,000	178,178,443
End of period		44,200,000	$1,538,037,906	26,300,000	$787,951,466
Net investment income not yet distributed			$14,960,802		$6,135,043
30
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$22.56	$20.83	$27.34	$22.94	$23.65
Income (loss) from investment operations:
Net investment income (loss)	0.71 [1]	0.58 [1]	0.66 [1]	0.63	0.50
Net realized and unrealized gains (losses)	4.21	1.64	(6.49)	4.40	(0.65)
Total from investment operations	4.92	2.22	(5.83)	5.03	(0.15)
Less distributions:
Distributions from net investment income	(0.49)	(0.49)	(0.68)	(0.63)	(0.56)
Net asset value at end of period	$26.99	$22.56	$20.83	$27.34	$22.94
Total return	22.40%	11.02%	(21.62%)	22.31%	(0.89%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.13% [2]	0.14%	0.14%	0.14%	0.15%
Net investment income (loss)	2.96%	2.85%	2.66%	2.89%	2.63%
Portfolio turnover rate[3]	7%	10%	8%	9%	15%
Net assets, end of period (x 1,000)	$4,248,821	$2,009,874	$1,276,740	$1,273,840	$811,915

1
Calculated based on the average shares outstanding during the period.
2
Effective October 7, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/17 is a blended ratio. (See financial note 4)
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
31
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 97.2% of net assets

Brazil 6.9%
Ambev S.A. ADR	4,531,291	0.7	28,365,882
B3 SA - Brasil Bolsa Balcao	1,955,720	0.3	13,748,995
Itau Unibanco Holding S.A. ADR	3,240,381	1.0	41,379,665
Vale S.A.	2,504,306	0.7	27,920,690
Other Securities		4.2	179,758,882
		6.9	291,174,114

Chile 1.5%
Other Securities		1.5	63,902,178

China 26.5%
Bank of China Ltd., H Shares	77,884,305	1.0	40,999,858
China Construction Bank Corp., H Shares	91,463,340	1.9	80,168,980
China Life Insurance Co., Ltd., H Shares	7,630,941	0.6	24,472,988
China Merchants Bank Co., Ltd., H Shares	4,061,484	0.4	15,308,828
China Mobile Ltd.	5,389,798	1.3	57,159,151
China Overseas Land & Investment Ltd.	4,010,990	0.3	14,016,646
China Petroleum & Chemical Corp., H Shares	26,339,524	0.5	20,159,044
CNOOC Ltd.	16,443,998	0.5	19,666,109
Industrial & Commercial Bank of China Ltd., H Shares	79,758,402	1.4	59,718,549
PetroChina Co., Ltd., H Shares	22,465,789	0.3	14,352,477
Ping An Insurance Group Co. of China Ltd., H Shares	5,166,250	1.0	41,025,297
Tencent Holdings Ltd.	5,472,773	5.4	230,058,624
Other Securities		11.9	509,851,695
		26.5	1,126,958,246

Colombia 0.5%
Other Securities		0.5	19,529,695

Czech Republic 0.2%
Other Securities		0.2	8,976,053

Egypt 0.1%
Other Securities		0.1	5,864,055

Security	Number of Shares	% of Net Assets	Value ($)
Greece 0.5%
Other Securities		0.5	20,886,747

Hungary 0.5%
Other Securities		0.5	20,386,991

India 12.1%
Axis Bank Ltd.	1,751,365	0.3	13,707,913
Hindustan Unilever Ltd.	738,964	0.3	14,099,863
Housing Development Finance Corp., Ltd.	1,620,925	1.1	45,055,382
Infosys Ltd.	1,967,954	0.7	28,166,512
Maruti Suzuki India Ltd.	129,644	0.4	15,616,397
Reliance Industries Ltd.	1,627,646	1.0	40,598,057
Tata Consultancy Services Ltd.	481,982	0.4	18,821,623
Other Securities		7.9	337,649,060
		12.1	513,714,807

Indonesia 2.6%
PT Bank Central Asia Tbk	9,994,139	0.3	14,194,943
PT Telekomunikasi Indonesia (Persero) Tbk	48,972,947	0.4	17,215,044
Other Securities		1.9	78,076,251
		2.6	109,486,238

Malaysia 3.3%
Public Bank Berhad	3,232,854	0.4	15,594,612
Tenaga Nasional Berhad	4,134,374	0.3	13,824,812
Other Securities		2.6	111,557,689
		3.3	140,977,113

Mexico 4.6%
America Movil S.A.B. de C.V., Series L	30,367,295	0.7	28,317,989
Cemex S.A.B. de C.V., Series CPO *	16,353,621	0.4	15,332,595
Fomento Economico Mexicano S.A.B. de C.V.	2,245,036	0.5	22,538,850
Grupo Financiero Banorte S.A.B. de C.V., O Shares	2,442,209	0.4	16,706,407
Wal-Mart de Mexico S.A.B. de C.V.	5,632,047	0.3	13,742,982
Other Securities		2.3	100,840,898
		4.6	197,479,721

32
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Peru 0.4%
Credicorp Ltd.	72,075	0.3	14,619,693
Other Securities		0.1	2,599,524
		0.4	17,219,217

Philippines 1.6%
Other Securities		1.6	69,499,419

Poland 1.7%
Other Securities		1.7	71,583,554

Qatar 0.8%
Other Securities		0.8	34,042,858

Russia 4.0%
Gazprom PAO ADR	5,617,063	0.5	22,412,081
LUKOIL PJSC	482,298	0.6	24,420,099
Sberbank of Russia PJSC	10,716,650	0.8	33,863,317
Other Securities		2.1	90,913,778
		4.0	171,609,275

South Africa 8.8%
FirstRand Ltd.	3,394,687	0.3	14,503,325
MTN Group Ltd.	1,833,484	0.4	18,229,747
Naspers Ltd., N Shares	435,558	2.3	98,554,569
Sasol Ltd.	567,253	0.4	17,102,913
Standard Bank Group Ltd.	1,267,159	0.4	16,323,172
Other Securities		5.0	210,870,301
		8.8	375,584,027

Taiwan 14.4%
Formosa Plastics Corp.	5,053,560	0.4	15,723,824
Hon Hai Precision Industry Co., Ltd.	15,182,365	1.4	59,111,564
Largan Precision Co., Ltd.	101,756	0.5	19,657,294
Nan Ya Plastics Corp.	5,758,816	0.3	14,540,633
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,810,810	4.2	177,855,646
Other Securities		7.6	324,640,778
		14.4	611,529,739

Thailand 3.6%
PTT PCL NVDR	1,463,900	0.4	17,590,607
Other Securities		3.2	133,455,574
		3.6	151,046,181

Turkey 1.5%
Other Securities		1.5	62,612,272

United Arab Emirates 1.1%
Other Securities		1.1	46,824,188
Total Common Stock
(Cost $3,501,749,038)			4,130,886,688

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 2.5% of net assets

Brazil 2.2%
Banco Bradesco S.A.	3,128,477	0.8	33,388,186
Petroleo Brasileiro S.A. *	3,987,604	0.4	17,299,113
Other Securities		1.0	41,809,215
		2.2	92,496,514

Colombia 0.1%
Other Securities		0.1	3,589,788

Russia 0.2%
Other Securities		0.2	8,336,684
Total Preferred Stock
(Cost $94,099,253)			104,422,986

Rights 0.0% of net assets

China 0.0%
Other Securities		0.0	—
Total Rights
(Cost $—)			—

Other Investment Companies 0.4% of net assets

United States 0.4%
Money Market Fund 0.1%
Other Securities		0.1	3,356,818

Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)		0.3	14,093,807
Total Other Investment Companies
(Cost $17,450,625)			17,450,625

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, e-mini, expires 09/15/17	255	13,849,050	225,683
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,332,620.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

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Schwab Emerging Markets Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,003,928,442	$—	$—	$3,003,928,442
China	1,126,564,489	—	393,757 *	1,126,958,246
Preferred Stock[1]	104,422,986	—	—	104,422,986
Rights [1]
China	—	—	— *	—
Other Investment Companies[1]	17,450,625	—	—	17,450,625
Futures Contracts[2]	225,683	—	—	225,683
Total	$4,252,592,225	$—	$393,757	$4,252,985,982
*	Level 3 amount shown includes securities determined to have no value at August 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers between Level 1 and Level 3 for the period ended August 31, 2017. Transfers from Level 1 to Level 3 were the result of fair valued securities for which no quoted value was available. Transfers from Level 3 to Level 1 were the result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. There were no transfers between Level 1 and Level 2 for the period ended August 31, 2017.
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Schwab Emerging Markets Equity ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $3,599,205,109) including securities on loan of $13,332,620		$4,238,666,492
Collateral invested for securities on loan, at value (cost $14,093,807)		14,093,807
Deposit with broker for futures contracts		1,730,000
Foreign currency, at value (cost $4,702,164)		4,708,480
Receivables:
Dividends		9,517,587
Income from securities on loan		33,730
Foreign tax reclaims		27,142
Variation margin on futures contracts	+	2,341
Total assets		4,268,779,579
Liabilities
Collateral held for securities on loan		14,093,807
Payables:
Investment adviser fees		422,235
Foreign capital gains tax	+	5,442,695
Total liabilities		19,958,737
Net Assets
Total assets		4,268,779,579
Total liabilities	–	19,958,737
Net assets		$4,248,820,842
Net Assets by Source
Capital received from investors		3,791,850,585
Net investment income not yet distributed		65,399,874
Net realized capital losses		(242,700,393)
Net unrealized capital appreciation		634,270,776

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,248,820,842		157,400,000		$26.99

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Schwab Emerging Markets Equity ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $11,126,562)		$87,750,441
Securities on loan, net	+	223,743
Total investment income		87,974,184
Expenses
Investment adviser fees		3,726,750
Professional fees	+	6,177*
Total expenses		3,732,927
Expense reduction by CSIM	–	6,177*
Net expenses	–	3,726,750
Net investment income		84,247,434
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(55,316,496)
Net realized gains on futures contracts		2,411,863
Net realized losses on foreign currency transactions	+	(945,362)
Net realized losses		(53,849,995)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $3,519,203)		621,915,490
Net change in unrealized appreciation (depreciation) on futures contracts		308,427
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	9,439
Net change in unrealized appreciation (depreciation)	+	622,233,356
Net realized and unrealized gains		568,383,361
Increase in net assets resulting from operations		$652,630,795
*	Includes professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.
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Schwab Emerging Markets Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$84,247,434	$44,702,574
Net realized losses		(53,849,995)	(61,534,041)
Net change in unrealized appreciation (depreciation)	+	622,233,356	211,214,059
Increase in net assets resulting from operations		652,630,795	194,382,592
Distributions to Shareholders
Distributions from net investment income		($49,865,640)	($35,546,040)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		68,300,000	$1,636,181,893	27,800,000	$574,297,285
Shares redeemed	+	—	—	—	—
Net transactions in fund shares		68,300,000	$1,636,181,893	27,800,000	$574,297,285
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		89,100,000	$2,009,873,794	61,300,000	$1,276,739,957
Total increase	+	68,300,000	2,238,947,048	27,800,000	733,133,837
End of period		157,400,000	$4,248,820,842	89,100,000	$2,009,873,794
Net investment income not yet distributed			$65,399,874		$31,915,692
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Schwab International Equity ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab International Equity ETF	Schwab U.S. TIPS ETF™
Schwab International Small-Cap Equity ETF	Schwab Short-Term U.S. Treasury ETF™
Schwab Emerging Markets Equity ETF	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Broad Market ETF™	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Large-Cap ETF™	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap Growth ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Dividend Equity ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab U.S. REIT ETF™
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 100,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
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Schwab International Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of
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Schwab International Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2017 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of August 31, 2017, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of August 31, 2017 are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the funds filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser.
(e) Expenses:
Pursuant to the Amended and Restated Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. Prior to March 1, 2017, under the previous investment advisory agreement, the funds were responsible for interest expenses.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2017, if any, are reflected in each fund's Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds' performance may be below that of their respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs), and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund's investments in a single country or a limited number of countries represent a large percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and the fund may be subject to increased price volatility.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
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Financial Notes (continued)

3. Risk Factors (continued):
Sampling Index Tracking Risk. Each fund uses statistical sampling techniques, and as a result, a fund may not fully replicate its respective index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because each fund utilizes a sampling approach, it may not track the return of its respective index as well as it would if a fund purchased all of the securities in its index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
0.06% [1,2]	0.12% [2]	0.13% [1]
[1]	Prior to October 7, 2016, the advisory fees of the Schwab International Equity ETF and Schwab Emerging Markets Equity ETF were 0.08% and 0.14%, respectively.
[2]	Prior to March 1, 2017, the advisory fees of the Schwab International Equity ETF and Schwab International Small-Cap ETF were 0.07% and 0.16%, respectively.
Investment from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of August 31, 2017, as applicable:
	Underlying Funds
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Schwab VIT Balanced Portfolio	0.1%	0.1%	0.1%
Schwab VIT Balanced with Growth Portfolio	0.2%	0.3%	0.2%
Schwab VIT Growth Portfolio	0.3%	0.5%	0.3%
Schwab Target 2010 Index Fund	0.0%*	-%	-%
Schwab Target 2015 Index Fund	0.0%*	-%	-%
Schwab Target 2020 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2025 Index Fund	0.1%	-%	0.0%*
Schwab Target 2030 Index Fund	0.1%	-%	0.0%*
Schwab Target 2035 Index Fund	0.1%	-%	0.0%*
Schwab Target 2040 Index Fund	0.1%	-%	0.0%*
Schwab Target 2045 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2050 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2055 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2060 Index Fund	0.0%*	-%	0.0%*
*	Less than 0.05%
Interfund Transactions
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2017, each fund's total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab International Equity ETF	$28,904,269	($9,508,698)
Schwab International Small-Cap Equity ETF	14,748,766	1,602,543
Schwab Emerging Markets Equity ETF	7,675,191	(4,360,082)
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld in the future.
The Schwab Emerging Markets Equity ETF has recovered previously withheld foreign taxes from Poland. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amounts of $16,248 and $6,177, respectively, for the periods ended August 31, 2016 and August 31, 2017. Those amounts have been reimbursed to the investment advisor by the fund in the current period. The payment received by Schwab Emerging Markets Equity ETF amounted to $59,058 and is recorded in the Statement of Operations.
As of August 31, 2017, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $98,284 for Schwab International Equity ETF and $2,090 for Schwab International Small-Cap Equity ETF, respectively. There was no balance of professional fees related to foreign withholding tax subject to future reimbursement by the investment adviser for Schwab Emerging Markets Equity ETF as of August 31, 2017.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. Effective March 1, 2017, where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowings by a fund, since these expenses are now included in the advisory fee. There were no borrowings from the line of credit during the period.
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Financial Notes (continued)

7. Borrowing from Banks (continued):
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. Since March 1, 2017, where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at August 31, 2017 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2017, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab International Equity ETF	$41,788,562	464
Schwab International Small-Cap Equity ETF	4,225,373	47
Schwab Emerging Markets Equity ETF	10,056,796	204

9. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2017, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab International Equity ETF	$716,585,626	$398,126,683
Schwab International Small-Cap Equity ETF	183,281,315	133,041,796
Schwab Emerging Markets Equity ETF	1,304,438,290	211,804,504

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended August 31, 2017, were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab International Equity ETF	$3,719,489,406	$—
Schwab International Small-Cap Equity ETF	543,745,487	22,855,447
Schwab Emerging Markets Equity ETF	575,481,570	—
For the period ended August 31, 2017, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2017 are disclosed in the funds' Statements of Operations, if any.
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Financial Notes (continued)

11. Federal Income Taxes
As of August 31, 2017, the tax basis cost of the funds' investments and gross unrealized appreciation and depreciation were as follows:
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Tax cost	$10,191,366,865	$1,398,636,312	$3,684,411,994
Gross unrealized appreciation	$1,467,165,919	$254,600,868	$693,562,762
Gross unrealized depreciation	(278,255,512)	(59,972,494)	(124,988,774)
Net unrealized appreciation (depreciation)	$1,188,910,407	$194,628,374	$568,573,988
As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Undistributed ordinary income	$225,572,524	$36,070,662	$92,102,900
Net unrealized appreciation (depreciation) on investments	1,188,910,407	194,628,374	568,573,988
Net other unrealized appreciation (depreciation)	445,647	2,654	(5,416,290)
Total	$1,414,928,578	$230,701,690	$655,260,598
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, realization for tax purposes of unrealized appreciation or depreciation on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC). The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2017, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
August 31, 2019	$2,345,874	$215,545	$1,091,404
No expiration	246,455,961	65,120,340	197,198,937
Total	$248,801,835	$65,335,885	$198,290,341
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2017, the funds had no capital or late-year ordinary losses deferred.
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Financial Notes (continued)

11. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were:
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Current period distributions
Ordinary income	$173,425,920	$18,024,160	$49,865,640
Long-term capital gains	—	—	—
Prior period distributions
Ordinary income	$105,649,560	$15,625,200	$35,546,040
Long-term capital gains	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2017, the funds made the following reclassifications:
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Capital shares	$—	$6,364,369	$—
Undistributed net investment income	(238,899)	1,482,185	(897,612)
Net realized gains and losses	238,899	(7,846,554)	897,612
For the period ended August 31, 2017, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
$—	$6,426,451	$—
As of August 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (three of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and authorized purchasers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2017
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended August 31, 2017, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab International Equity ETF	$22,735,650	$269,743,571
Schwab International Small-Cap Equity ETF	2,521,570	28,291,354
Schwab Emerging Markets Equity ETF	10,846,964	98,801,711
For the period ended August 31, 2017, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amount for use in preparing their 2017 income tax return.
Schwab International Equity ETF	$165,571,828
Schwab International Small-Cap Equity ETF	12,389,973
Schwab Emerging Markets Equity ETF	35,500,195
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Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of August 31, 2017
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab International Equity ETF
Commencement of trading
11/3/09 through 8/31/17	827	591	158	11	247	84	29	2
Schwab International Small-Cap Equity ETF
Commencement of trading
1/14/10 through 8/31/17	699	696	204	3	195	71	30	5
Schwab Emerging Markets Equity ETF
Commencement of trading
1/14/10 through 8/31/17	576	562	286	20	293	108	50	8
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 19, 2017 and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017. As part of the Board’s consideration of the continuance of the Agreement, the Board considered information it reviewed in connection with an amended and restated advisory agreement between the Trust and CSIM that was approved by the Board at a meeting held on January 18, 2017. A discussion regarding the basis for the Board’s approval of the amended and restated advisory agreement is available in the Funds’ 2017 semi-annual report, which covers the period from September 1, 2016 through February 28, 2017.The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered Schwab’s reputation in connection with the OneSource exchange-traded fund offering and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and relevant indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category and the selection criteria. In evaluating the performance of each Fund, the Trustees considered the risk profile for such

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Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees noted that each Fund’s operating expense ratio was well below the average operating expense ratio charged by other funds in its peer group. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	105	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	105	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	105	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	105	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	105	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	105	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	105	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	105	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	105	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE Developed ex US Index (Net)  An index that is comprised of approximately 85% large-cap stocks and 15% mid-cap stocks from more than 20 developed markets, excluding the U.S. This index defines the large- and mid-cap stocks as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Developed Small Cap ex US Liquid Index (Net)  An index comprised of small-cap companies in developed countries, excluding the United States, as defined by the index provider. The index defines the small-cap universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Emerging Index (Net)  An index comprised of large- and mid-cap companies in emerging countries, as defined by the index provider. The index defines the large- and mid-cap universe as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

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MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

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Schwab International Equity ETFs
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2017 Schwab ETFs. All rights reserved.

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Schwab International Equity ETFs
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2017 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR57933-07
00199031

Annual Report  |  August 31, 2017
Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap
Growth ETF™
Schwab U.S. Large-Cap
Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend
Equity ETF™

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended August 31, 2017
Schwab U.S. Broad Market ETF (Ticker Symbol: SCHB)
Market Price Return[1]	16.07%
NAV Return[1]	16.03%
Dow Jones U.S. Broad Stock Market Index	16.04%
ETF Category: Morningstar Large Blend[2]	14.83%
Performance Details	pages 8-10

Schwab U.S. Large-Cap ETF (Ticker Symbol: SCHX)
Market Price Return[1]	16.36%
NAV Return[1]	16.39%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.39%
ETF Category: Morningstar Large Blend[2]	14.83%
Performance Details	pages 11-13

Schwab U.S. Large-Cap Growth ETF (Ticker Symbol: SCHG)
Market Price Return[1]	19.93%
NAV Return[1]	19.89%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	19.98%
ETF Category: Morningstar Large Growth[2]	18.81%
Performance Details	pages 14-16

Schwab U.S. Large-Cap Value ETF (Ticker Symbol: SCHV)
Market Price Return[1]	13.06%
NAV Return[1]	13.01%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	13.05%
ETF Category: Morningstar Large Value[2]	12.48%
Performance Details	pages 17-19
Total Returns for the 12 Months Ended August 31, 2017
Schwab U.S. Mid-Cap ETF (Ticker Symbol: SCHM)
Market Price Return[1]	13.43%
NAV Return[1]	13.38%
Dow Jones U.S. Mid-Cap Total Stock Market Index	13.44%
ETF Category: Morningstar Mid-Cap Blend[2]	11.91%
Performance Details	pages 20-22

Schwab U.S. Small-Cap ETF (Ticker Symbol: SCHA)
Market Price Return[1]	13.22%
NAV Return[1]	13.21%
Dow Jones U.S. Small-Cap Total Stock Market Index	13.19%
ETF Category: Morningstar Small Blend[2]	12.67%
Performance Details	pages 23-25

Schwab U.S. Dividend Equity ETF (Ticker Symbol: SCHD)
Market Price Return[1]	11.12%
NAV Return[1]	11.12%
Dow Jones U.S. Dividend 100TM Index	11.22%
ETF Category: Morningstar Large Value[2]	12.48%
Performance Details	pages 26-28
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Indices are products of S& P Dow Jones Indices LLC and/or its affiliates, and have been licensed for use by CSIM. The Schwab U.S. Equity ETFs, based on their respective Dow Jones Indices are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such products.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
For more than 25 years, Charles Schwab Investment Management has been driven to give investors what they want and need—without confusion. One of our goals has been to reduce the complexity of investing. Our mutual funds and exchange-traded funds (ETFs) support this mission by reducing the complexity involved with building a diversified portfolio. The Schwab U.S. Equity ETFs have made equity investing more straightforward by eliminating the need to select individual stocks, saving shareholders time and money.
We have taken important steps over the years to democratize the investing landscape even further on behalf of investors by simplifying and lowering the cost of investing. For instance, this past March we lowered the expenses on several of our ETFs, including the Schwab U.S. Mid-Cap ETF and the Schwab U.S. Small-Cap ETF, making our market cap ETFs among the lowest-cost in the industry.
At Charles Schwab Investment Management, we also strive to take a straightforward approach in our communications. In this and in every shareholder report, we provide the funds’ financial statements and other information in a consistent format that we believe will help you to evaluate the

Asset Class Performance Comparison % returns during the 12 months ended August 31, 2017

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
From the President (continued)

“ We have taken important steps over the years to democratize the investing landscape even further on behalf of investors by simplifying and lowering the cost of investing.”
performance of the funds. We aim to help you understand not only each fund’s return, but also how its investments are managed.
Our commitment to quality and transparency continues to win us both new business and recognition. In this year’s second quarter, we achieved the largest ETF asset inflows in our history, topping $6 billion in quarterly flows for the second time since we began offering ETFs in 2009. And recently, we were selected as one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, repeatable investment processes, and adaptable business models.
We’re proud of these achievements, but more importantly, we’re honored to serve our investors. We’re committed to putting investors first by reducing cost and complexity—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab U.S. Equity ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
The Investment Environment

Over the 12-month reporting period ended August 31, 2017, U.S. equity markets generated strong returns. Improving global growth, solid corporate earnings, and three short-term interest rate increases by the Federal Reserve (Fed) helped propel several U.S. stock markets to record highs over the reporting period, even as key potential policy changes ran into roadblocks in Washington. Market volatility was lower outside of a few spikes tied to geopolitical uncertainty, with the CBOE Volatility Index® (or VIX®), a gauge of equity market volatility, falling to levels not seen in over 20 years. Meanwhile, despite a strong finish in 2016, the U.S. dollar weakened against many international currencies over the remainder of the reporting period, including the euro. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 16.23% for the reporting period, while the Dow Jones U.S. Mid-Cap Total Stock Market Index and the Russell 2000® Index returned 13.44% and 14.91%, respectively. Outside the U.S., the MSCI EAFE® Index (Net), a broad measure of developed international equity performance, returned 17.64%, while the MSCI Emerging Markets Index (Net) returned 24.53%.
Global economic growth generally improved over the 12-month reporting period. Expectations of reflationary policies from the Trump administration contributed to a more positive global outlook, as did declining political pressures across the globe. The U.S. economy continued its slow but steady expansion over the 12-month reporting period. The disconnect remained between “hard” data measurements, such as quarterly gross domestic product (GDP), and “soft” data, like consumer sentiment indices, though the gap between the two types of data narrowed toward the end of the reporting period. Nonfarm payrolls and wage growth data were stubbornly average each month, and U.S. economic growth picked up only slightly in June after a sluggish 2016 and start to 2017. At the same time, however, consumer optimism (as measured by the Conference Board’s Consumer Confidence Index®1) remained elevated, staying near the 15-year highs reached after the U.S. presidential election.
Over the reporting period, U.S. monetary policy tightened as the Fed took several steps toward a more normalized interest rate environment. Though inflation remained muted, the Fed increased the federal funds rate by 0.25% at meetings in December, March, and June, with short-term interest rates ending the reporting period in a target range of 1.00% to 1.25%. Additionally, the Fed announced plans in June to begin slowly reducing the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. According to Fed Chair Janet Yellen, the Fed anticipates “…reducing reserve balances and our overall balance sheet to levels appreciably below those seen in recent years but larger than before the financial crisis.” Minutes from the July meeting indicated that the Fed plans to begin unwinding its balance sheet later in 2017, and complete the process over several years. Future balance sheet reduction, combined with the increases to the federal funds rate target range, signaled the Fed’s continued confidence in the U.S. economy’s progress towards its goals of price stability and maximum sustainable employment over the reporting period.
Stock markets in the U.S. rose over the 12-month reporting period. Expectations of policy changes from the Trump administration, including tax reform, increased fiscal and infrastructure spending, and decreased financial regulation, drove much of this rally in U.S. equities, concentrated in growth sectors such as Information Technology. Strong corporate results also supported U.S. stocks, with generally better-than-expected earnings for many S&P 500 Index firms in the fourth quarter of 2016 and the first two quarters of 2017. Delays and other setbacks in Washington stalled meaningful progress in many key policy areas, and the rally in U.S. equities slowed in early 2017. U.S. stocks still maintained their upward trajectory, however, with the Dow Jones Industrial Average®, a price-weighted measure of 30 U.S. blue-chip companies, closing above 22,000 for the first time ever in August.
[1]	The Conference Board is a global, independent business membership and research association working in the public interest. The Consumer Confidence Index® is based on the Consumer Confidence Survey® which reflects prevailing business conditions and likely developments for the months ahead. This monthly report details consumer attitudes and buying intentions, with data available by age, income, and region.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
The Investment Environment (continued)

From a sector perspective, Information Technology companies were the top performers, supported by solid balance sheets and high levels of consumer confidence. The Financials sector also performed well over the reporting period amid a tight labor market, rising short-term interest rates, and steady economic growth. By comparison, the Energy sector was one of only two sectors to generate negative returns over the reporting period, due in large part to weakness in crude oil and natural gas prices. The only other negative performance for the reporting period came from the Telecommunication Services sector, which faced headwinds from the Fed’s rate hikes and increasing competition.
All total returns on the prior page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s Passive Equity Funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF as of August 31, 2017

The Schwab U.S. Broad Market ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index (the index). The index includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund invests in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index.
Market Highlights. U.S. stocks continued to perform well over the 12-month reporting period amid reflationary policy expectations, strong corporate earnings, and low market volatility. Consumer confidence rose after the U.S. presidential election in November and remained elevated throughout the reporting period, while the labor market continued to strengthen. Though inflation remained below the Federal Reserve’s (Fed) target of 2%, the generally solid economic environment allowed the Fed to raise the federal funds rate three times over the reporting period. The Fed also announced that it would begin shrinking the size of its balance sheet later in 2017. Within the index, stocks in the Information Technology and Financials sectors were among the better performers, while stocks in the Energy and Telecommunication Services sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. The fund’s market price return was 16.07% and its NAV return was 16.03%. The index returned 16.04% during the same period.
Contributors and Detractors. The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 30%. One example from this sector is Apple, Inc. The fund’s holdings of Apple, Inc. returned approximately 57% for the 12-month reporting period. The Financials sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 15% of the fund’s investments and returning approximately 25%.
The Energy sector was the largest detractor from the performance of both the index and the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately -8%. The Energy sector includes companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is energy company Exxon Mobil Corporation. The fund’s holdings of Exxon Mobil Corporation returned approximately -9% for the reporting period. The Telecommunication Services sector was another detractor from overall fund performance. Telecommunication Services stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately -3% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (November 3, 2009 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Broad Market ETF (11/3/09)
Market Price Return[2]	16.07%	14.20%	14.15%
NAV Return[2]	16.03%	14.20%	14.15%
Dow Jones U.S. Broad Stock Market Index	16.04%	14.21%	14.17%
ETF Category: Morningstar Large Blend[3]	14.83%	12.89%	11.94%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Broad Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	2,004
Weighted Average Market Cap (millions)	$151,067
Price/Earnings Ratio (P/E)	21.7
Price/Book Ratio (P/B)	2.9
Portfolio Turnover Rate[2]	4%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap ETF as of August 31, 2017

The Schwab U.S. Large-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index (the index). The index includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index comprises the components ranked 1–750 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. large-cap stocks continued to perform well over the 12-month reporting period amid reflationary policy expectations, strong corporate earnings, and low market volatility. Consumer confidence rose after the U.S. presidential election in November and remained elevated throughout the reporting period, while the labor market continued to strengthen. Though inflation remained below the Federal Reserve’s (Fed) target of 2%, the generally solid economic environment allowed the Fed to raise the federal funds rate three times over the reporting period. The Fed also announced that it would begin shrinking the size of its balance sheet later in 2017. Within the index, stocks in the Information Technology and Financials sectors were among the better performers, while stocks in the Energy and Telecommunication Services sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. The fund’s market price return was 16.36% and its NAV return was 16.39%. The index returned 16.39% during the same period. Differences between the market price return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the largest detractor from the performance of both the index and the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately -6%. The Energy sector includes companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is energy company Exxon Mobil Corporation. The fund’s holdings of Exxon Mobil Corporation returned approximately -9% for the reporting period. The Telecommunication Services sector was another detractor from overall fund performance. Telecommunication Services stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately -3% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 22% of the fund’s investments and returned approximately 31%. One example from this sector is Apple, Inc. The fund’s holdings of Apple, Inc. returned approximately 57% for the 12-month reporting period. The Financials sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 26%.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (November 3, 2009 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Large-Cap ETF (11/3/09)
Market Price Return[2]	16.36%	14.25%	14.02%
NAV Return[2]	16.39%	14.25%	14.02%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.39%	14.30%	14.10%
ETF Category: Morningstar Large Blend[3]	14.83%	12.89%	11.94%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	751
Weighted Average Market Cap (millions)	$168,533
Price/Earnings Ratio (P/E)	21.6
Price/Book Ratio (P/B)	3.0
Portfolio Turnover Rate[2]	4%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Growth ETF as of August 31, 2017

The Schwab U.S. Large-Cap Growth ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index (the index). The index includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. large-cap growth stocks generated positive returns over the 12-month reporting period amid reflationary policy expectations, strong corporate earnings, and low market volatility, and generally outperformed U.S. large-cap value stocks. Consumer confidence rose after the U.S. presidential election in November and remained elevated throughout the reporting period, while the labor market continued to strengthen. Though inflation remained below the Federal Reserve’s (Fed) target of 2%, the generally solid economic environment allowed the Fed to raise the federal funds rate three times over the reporting period. The Fed also announced that it would begin shrinking the size of its balance sheet later in 2017. Within the index, stocks in the Information Technology and Financials sectors were among the better performers, while stocks in the Energy and Consumer Staples sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. The fund’s market price return was 19.93% and its NAV return was 19.89%. The index returned 19.98% during the same period. Differences between the market price return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the largest detractor from the performance of both the index and the fund over the reporting period, representing an average weight of approximately 4% of the fund’s investments and returning approximately -14%. The Energy sector includes companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is Schlumberger NV, a company that provides technology for reservoir characterization, drilling, production, and processing to the oil and gas industry. The fund’s holdings of Schlumberger NV returned approximately -18% for the reporting period. The Consumer Staples sector was another detractor from the performance of the fund representing an average weight of approximately 4% of the fund’s investments and returning approximately -1% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 29% of the fund’s investments and returned approximately 36% for the reporting period. One example from this sector is Apple, Inc. The fund’s holdings of Apple, Inc. returned approximately 57% for the 12-month reporting period. The Consumer Discretionary sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 19% of the fund’s investments and returning approximately 15%.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Growth ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (December 11, 2009 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Large-Cap Growth ETF (12/11/09)
Market Price Return[2]	19.93%	15.36%	14.35%
NAV Return[2]	19.89%	15.38%	14.34%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	19.98%	15.46%	14.45%
ETF Category: Morningstar Large Growth[3]	18.81%	13.88%	12.44%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Growth Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Growth ETF is not sponsored, endorsed, sold or promoted by S& P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (12/11/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Growth ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	404
Weighted Average Market Cap (millions)	$195,051
Price/Earnings Ratio (P/E)	25.0
Price/Book Ratio (P/B)	4.2
Portfolio Turnover Rate[2]	5%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Value ETF as of August 31, 2017

The Schwab U.S. Large-Cap Value ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index (the index). The index includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. large-cap value stocks generated positive returns over the 12-month reporting period amid reflationary policy expectations, strong corporate earnings, and low market volatility, though generally underperformed U.S. large-cap growth stocks. Consumer confidence rose after the U.S. presidential election in November and remained elevated throughout the reporting period, while the labor market continued to strengthen. Though inflation remained below the Federal Reserve’s (Fed) target of 2%, the generally solid economic environment allowed the Fed to raise the federal funds rate three times over the reporting period. The Fed also announced that it would begin shrinking the size of its balance sheet later in 2017. Within the index, stocks in the Financials and Information Technology sectors were among the better performers, while stocks in the Telecommunication Services and Energy sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. The fund’s market price return was 13.06% and its NAV return was 13.01%. The index returned 13.05% during the same period.
Contributors and Detractors. The Financials sector, which includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management, investment banking, and brokerage and insurance, contributed the most to the fund’s total return, and to the return of the index. Financials stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 26% for the reporting period. One example from this sector is financial holding company JPMorgan Chase & Co. The fund’s holdings of JPMorgan Chase & Co. returned approximately 38% for the 12-month reporting period. The Information Technology sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 15% of the fund’s investments and returning approximately 22%.
The Telecommunication Services sector was the largest detractor from the performance of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately -5%. The Telecommunication Services sector includes companies that provide communications services primarily through a fixed-line, cellular or wireless, high bandwidth and/or fiber optic cable network. One example from this sector is communications holding company Verizon Communications Inc. The fund’s holdings of Verizon Communications Inc. returned approximately -4% for the reporting period. The Energy sector was another detractor from overall fund performance. Energy stocks represented an average weight of approximately 9% of the fund’s investments and returned approximately -3% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Value ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (December 11, 2009 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Large-Cap Value ETF (12/11/09)
Market Price Return[2]	13.06%	13.07%	12.31%
NAV Return[2]	13.01%	13.07%	12.30%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	13.05%	13.17%	12.45%
ETF Category: Morningstar Large Value[3]	12.48%	12.09%	10.79%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Value Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Value ETF is not sponsored, endorsed, sold or promoted by S& P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (12/11/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Value ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	349
Weighted Average Market Cap (millions)	$142,295
Price/Earnings Ratio (P/E)	19.1
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate[2]	7%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Mid-Cap ETF as of August 31, 2017

The Schwab U.S. Mid-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the index). The index includes the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 501–1,000 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given security as does the index.
Market Highlights. U.S. mid-cap stocks performed well over the reporting period amid reflationary policy expectations, strong corporate earnings, and low market volatility. Consumer confidence rose after the U.S. presidential election in November and remained elevated throughout the reporting period, while the labor market continued to strengthen. Though inflation remained below the Federal Reserve’s (Fed) target of 2%, the generally solid economic environment allowed the Fed to raise the federal funds rate three times over the reporting period. The Fed also announced that it would begin shrinking the size of its balance sheet later in 2017. Within the index, stocks in the Information Technology and Financials sectors were among the better performers, while stocks in the Energy and Real Estate sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. The fund’s market price return was 13.43% and its NAV return was 13.38%. The index returned 13.44% during the same period. Differences between the market price return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the largest detractor from the performance of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately -20%. The Energy sector includes companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is Southwestern Energy Company, an energy company engaged in natural gas and oil exploration, development and production. The fund’s holdings of Southwestern Energy Company returned approximately -61% for the reporting period. The Real Estate sector was another detractor from overall fund performance. Real Estate stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately -1% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 29% for the reporting period. One example from this sector is DXC Technology Co., a company that provides digital information technology services and solutions. The fund’s holdings of DXC Technology Co. returned approximately 82% for the 12-month reporting period. The Financials sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 22%.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Mid-Cap ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (January 13, 2011 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Mid-Cap ETF (1/13/11)
Market Price Return[2]	13.43%	14.66%	12.08%
NAV Return[2]	13.38%	14.67%	12.07%
Dow Jones U.S. Mid-Cap Total Stock Market Index	13.44%	14.71%	12.13%
ETF Category: Morningstar Mid-Cap Blend[3]	11.91%	12.51%	9.44%
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Mid-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Mid-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (1/13/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.05%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Mid-Cap ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	503
Weighted Average Market Cap (millions)	$7,939
Price/Earnings Ratio (P/E)	20.0
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate[2]	17%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Small-Cap ETF as of August 31, 2017

The Schwab U.S. Small-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index (the index). The index includes the small-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 751- 2,500 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. small-cap stocks generated positive returns over the reporting period amid reflationary policy expectations, strong corporate earnings, and low market volatility, though generally underperformed U.S. large-cap stocks. Consumer confidence rose after the U.S. presidential election in November and remained elevated throughout the reporting period, while the labor market continued to strengthen. Though inflation remained below the Federal Reserve’s (Fed) target of 2%, the generally solid economic environment allowed the Fed to raise the federal funds rate three times over the reporting period. The Fed also announced that it would begin shrinking the size of its balance sheet later in 2017. Within the index, stocks in the Health Care and Information Technology sectors were among the better performers, while stocks in the Energy and Consumer Staples sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. The fund’s market price return was 13.22% and its NAV return was 13.21%. The index returned 13.19% during the same period.
Contributors and Detractors. The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately 22% for the reporting period. One example from this sector is Take-Two Interactive Software, Inc., a developer, publisher and marketer of entertainment for consumers around the world. The fund’s holdings of Take-Two Interactive Software, Inc. had a triple-digit return of approximately 125% for the 12-month reporting period. The Financials sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 18% of the fund’s investments and returning approximately 17%.
The Energy sector was the largest detractor from the performance of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately -23%. The Energy sector includes companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is QEP Resources, Inc., an independent crude oil and natural gas exploration and production company. The fund’s holdings of QEP Resources, Inc. returned approximately -60% for the reporting period. The Consumer Staples sector was another detractor from overall fund performance. Consumer Staples stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -8% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Small-Cap ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (November 3, 2009 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Small-Cap ETF (11/3/09)
Market Price Return[2]	13.22%	13.59%	14.81%
NAV Return[2]	13.21%	13.59%	14.81%
Dow Jones U.S. Small-Cap Total Stock Market Index	13.19%	13.56%	14.85%
ETF Category: Morningstar Small Blend[3]	12.67%	12.07%	12.78%
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Small-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Small-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.05%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Small-Cap ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	1,708
Weighted Average Market Cap (millions)	$3,206
Price/Earnings Ratio (P/E)	21.5
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate[2]	11%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Dividend Equity ETF as of August 31, 2017

The Schwab U.S. Dividend Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100TM Index (the index). The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding real estate investment trusts (REITs), master limited partnerships, preferred stocks, and convertibles. The index is modified market capitalization weighted. No single stock can represent more than 4.5% of the index, and no single sector can represent more than 25% of the index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. stocks continued to perform well over the 12-month reporting period amid reflationary policy expectations, strong corporate earnings, and low market volatility. Consumer confidence rose after the U.S. presidential election in November and remained elevated throughout the reporting period, while the labor market continued to strengthen. Though inflation remained below the Federal Reserve’s (Fed) target of 2%, the generally solid economic environment allowed the Fed to raise the federal funds rate three times over the reporting period. The Fed also announced that it would begin shrinking the size of its balance sheet later in 2017. Within the index, stocks in the Industrials and Materials sectors were among the better performers, while stocks in the Telecommunication Services and Energy sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2017, the fund closely tracked the index. Both the fund’s market price return and NAV return were 11.12%, while the index returned 11.22% during the same period. Differences between the market price return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Telecommunication Services sector, representing an average weight of approximately 4% of the fund’s investments, was the only detractor from the return of the fund. The Telecommunication Services sector, which contains companies that provide communications services primarily through a fixed-line, cellular, or wireless, high bandwidth and/or fiber optic cable network, returned approximately -4% for the reporting period. The fund’s only holding in this sector is Verizon Communications Inc., which returned approximately -4% for the reporting period. Though no other sectors detracted from the fund’s return over the reporting period, the Utilities sector, representing an average weight of less 1% of the fund’s investments, was the smallest contributor to overall fund performance despite returning approximately 12% for the reporting period.
The Industrials sector, which includes companies involved in capital goods, commercial and professional services, and transportation, contributed the most to the fund’s total return, and to the return of the index. Industrials stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 29% for the reporting period. One example from this sector is aerospace company Boeing Co. The fund’s holdings of Boeing Co. returned approximately 91% for the 12-month reporting period. The Information Technology sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 22% of the fund’s investments and returning approximately 10%.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Dividend Equity ETF
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (October 20, 2011 – August 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Dividend Equity ETF (10/20/11)
Market Price Return[2]	11.12%	13.11%	14.07%
NAV Return[2]	11.12%	13.13%	14.06%
Dow Jones U.S. Dividend 100TM Index	11.22%	13.25%	14.22%
ETF Category: Morningstar Large Value[3]	12.48%	12.09%	12.78%
Fund Expense Ratio[4]: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Dividend 100 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (10/20/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Dividend Equity ETF
Performance and Fund Facts as of August 31, 2017 (continued)

Statistics1
Number of Holdings	100
Weighted Average Market Cap (millions)	$163,369
Price/Earnings Ratio (P/E)	19.8
Price/Book Ratio (P/B)	4.6
Portfolio Turnover Rate[2]	15%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2017 and held through August 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/17	Ending Account Value (Net of Expenses) at 8/31/17	Expenses Paid During Period 3/1/17-8/31/17[2]
Schwab U.S. Broad Market ETF
Actual Return	0.03%	$1,000.00	$1,052.30	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap ETF
Actual Return	0.03%	$1,000.00	$1,056.40	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth ETF
Actual Return	0.04%	$1,000.00	$1,094.10	$0.21
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Large-Cap Value ETF
Actual Return	0.04%	$1,000.00	$1,021.80	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Mid-Cap ETF
Actual Return	0.05%	$1,000.00	$1,034.10	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Small-Cap ETF
Actual Return	0.05%	$1,000.00	$1,018.00	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Dividend Equity ETF
Actual Return	0.07%	$1,000.00	$1,037.20	$0.36
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.85	$0.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$52.42	$48.02	$48.75	$39.79	$33.84
Income (loss) from investment operations:
Net investment income (loss)[1]	1.12	1.03	0.99	0.85	0.80
Net realized and unrealized gains (losses)	7.20	4.34	(0.79)	8.93	5.92
Total from investment operations	8.32	5.37	0.20	9.78	6.72
Less distributions:
Distributions from net investment income	(1.02)	(0.97)	(0.93)	(0.82)	(0.77)
Net asset value at end of period	$59.72	$52.42	$48.02	$48.75	$39.79
Total return	16.03%	11.35%	0.33%	24.77%	20.12%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.03% [2]	0.04%	0.04%	0.04%
Net investment income (loss)	1.99%	2.09%	1.98%	1.90%	2.15%
Portfolio turnover rate[3]	4%	5%	3%	4%	4%
Net assets, end of period (x 1,000)	$10,215,289	$6,858,980	$4,919,185	$3,654,037	$2,182,671

1
Calculated based on the average shares outstanding during the period.
2
Effective November 17, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/16 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	100,616,264

Banks 6.4%
Bank of America Corp.	3,970,557	0.9	94,856,607
Citigroup, Inc.	1,097,539	0.7	74,665,578
JPMorgan Chase & Co.	1,420,323	1.3	129,093,157
Wells Fargo & Co.	1,807,362	0.9	92,301,977
Other Securities		2.6	265,610,017
		6.4	656,527,336

Capital Goods 7.7%
3M Co.	238,185	0.5	48,665,959
General Electric Co.	3,483,907	0.8	85,529,917
Honeywell International, Inc.	310,872	0.4	42,984,271
The Boeing Co.	224,280	0.5	53,750,945
United Technologies Corp.	299,749	0.4	35,885,950
Other Securities		5.1	515,133,877
		7.7	781,950,919

Commercial & Professional Services 0.9%
Other Securities		0.9	94,834,990

Consumer Durables & Apparel 1.3%
Other Securities		1.3	136,216,441

Consumer Services 2.2%
McDonald's Corp.	324,259	0.5	51,871,712
Other Securities		1.7	175,505,138
		2.2	227,376,850

Diversified Financials 5.2%
Berkshire Hathaway, Inc., Class B *	763,080	1.4	138,239,573
The Charles Schwab Corp. (b)	480,215	0.2	19,160,579
Other Securities		3.6	369,948,900
		5.2	527,349,052

Security	Number of Shares	% of Net Assets	Value ($)
Energy 5.3%
Chevron Corp.	753,310	0.8	81,071,222
Exxon Mobil Corp.	1,695,280	1.3	129,400,722
Other Securities		3.2	332,270,155
		5.3	542,742,099

Food & Staples Retailing 1.6%
Wal-Mart Stores, Inc.	587,739	0.4	45,884,784
Other Securities		1.2	114,881,040
		1.6	160,765,824

Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	773,439	0.5	49,036,033
PepsiCo, Inc.	566,461	0.6	65,556,532
Philip Morris International, Inc.	621,094	0.7	72,624,521
The Coca-Cola Co.	1,529,206	0.7	69,655,333
Other Securities		1.8	182,951,060
		4.3	439,823,479

Health Care Equipment & Services 5.5%
Medtronic plc	546,858	0.4	44,087,692
UnitedHealth Group, Inc.	386,220	0.8	76,819,158
Other Securities		4.3	444,844,005
		5.5	565,750,855

Household & Personal Products 1.7%
The Procter & Gamble Co.	1,022,042	0.9	94,303,815
Other Securities		0.8	78,814,738
		1.7	173,118,553

Insurance 2.9%
Other Securities		2.9	299,284,861

Materials 3.3%
Other Securities		3.3	340,686,626

Media 3.0%
Comcast Corp., Class A	1,885,565	0.7	76,572,795
The Walt Disney Co.	581,726	0.6	58,870,671
Other Securities		1.7	171,150,141
		3.0	306,593,607

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 8.5%
AbbVie, Inc.	639,343	0.5	48,142,528
Amgen, Inc.	295,659	0.5	52,559,300
Bristol-Myers Squibb Co.	656,007	0.4	39,675,303
Celgene Corp. *	317,016	0.4	44,043,033
Gilead Sciences, Inc.	519,669	0.4	43,501,492
Johnson & Johnson	1,078,163	1.4	142,716,436
Merck & Co., Inc.	1,099,339	0.7	70,203,789
Pfizer, Inc.	2,398,962	0.8	81,372,791
Other Securities		3.4	344,993,615
		8.5	867,208,287

Real Estate 4.1%
Other Securities		4.1	419,678,987

Retailing 4.9%
Amazon.com, Inc. *	158,459	1.5	155,384,895
The Home Depot, Inc.	476,644	0.7	71,434,636
The Priceline Group, Inc. *	19,644	0.4	36,382,259
Other Securities		2.3	232,482,510
		4.9	495,684,300

Semiconductors & Semiconductor Equipment 3.4%
Broadcom Ltd.	159,854	0.4	40,294,398
Intel Corp.	1,887,829	0.6	66,206,163
NVIDIA Corp.	236,770	0.4	40,118,309
Other Securities		2.0	201,713,880
		3.4	348,332,750

Software & Services 13.3%
Alphabet, Inc., Class A *	119,020	1.1	113,692,665
Alphabet, Inc., Class C *	119,170	1.1	111,939,956
Facebook, Inc., Class A *	942,097	1.6	162,012,421
International Business Machines Corp.	339,788	0.5	48,599,878
MasterCard, Inc., Class A	372,496	0.5	49,653,717
Microsoft Corp.	3,085,886	2.3	230,731,696
Oracle Corp.	1,192,626	0.6	60,024,867
Visa, Inc., Class A	736,654	0.7	76,258,422
Other Securities		4.9	506,362,766
		13.3	1,359,276,388

Technology Hardware & Equipment 5.8%
Apple, Inc.	2,083,433	3.3	341,683,012
Cisco Systems, Inc.	1,997,571	0.6	64,341,762
Other Securities		1.9	188,438,914
		5.8	594,463,688

Telecommunication Services 2.0%
AT&T, Inc.	2,458,249	0.9	92,086,007
Verizon Communications, Inc.	1,622,602	0.8	77,836,218
Other Securities		0.3	29,065,172
		2.0	198,987,397

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.1%
Other Securities		2.1	210,187,478

Utilities 3.3%
Other Securities		3.3	335,780,666
Total Common Stock
(Cost $8,086,231,702)			10,183,237,697

Rights 0.0% of net assets

Media 0.0%
Other Securities		0.0	—

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	39,530
Total Rights
(Cost $39,530)			39,530

Other Investment Companies 0.5% of net assets

Money Market Fund 0.1%
Other Securities		0.1	10,926,846

Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)		0.4	36,579,301
Total Other Investment Companies
(Cost $47,506,147)			47,506,147

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	250	30,876,250	218,276
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $35,774,958.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

The fund may engage in certain transactions involving affiliates. For instance, the fund may own shares of The Charles Schwab Corporation (CSC) if that company is included in its index. Below is the summary of investment activities involving CSC shares owned by the fund during the report period:
	Balance of Shares Held at 8/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 8/31/17	Net change in unrealized appreciation (depreciation)	Realized Gains(Losses) 9/1/16 to 8/31/17	Dividends Received 9/1/16 to 8/31/17
The Charles Schwab Corp.	366,815	118,860	(5,460)	480,215	$2,985,431	$123,287	$129,352

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$10,183,237,697	$—	$—	$10,183,237,697
Rights [1]	—	—	—	—
Media	—	—	— *	—
Pharmaceuticals, Biotechnology & Life Sciences	—	—	39,530	39,530
Other Investment Companies[1]	47,506,147	—	—	47,506,147
Futures Contracts[2]	218,276	—	—	218,276
Total	$10,230,962,120	$—	$39,530	$10,231,001,650
*	Level 3 amount shown includes securities determined to have no value at August 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in affiliated issuers, at value (cost $14,111,354)		$19,160,579
Investments in unaffiliated issuers, at value (cost $8,083,086,724) including securities on loan of $35,774,958		10,175,043,494
Collateral invested for securities on loan, at value (cost $36,579,301)		36,579,301
Deposit with broker for futures contracts		1,474,000
Receivables:
Dividends		19,596,110
Variation margin on futures contracts		165,262
Income from securities on loan	+	98,319
Total assets		10,252,117,065
Liabilities
Collateral held for securities on loan		36,579,301
Payables:
Investment adviser fees	+	248,470
Total liabilities		36,827,771
Net Assets
Total assets		10,252,117,065
Total liabilities	–	36,827,771
Net assets		$10,215,289,294
Net Assets by Source
Capital received from investors		8,141,769,495
Net investment income not yet distributed		35,791,135
Net realized capital losses		(59,495,607)
Net unrealized capital appreciation		2,097,224,271

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$10,215,289,294		171,050,000		$59.72

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends received from affiliated issuer		$129,352
Dividends received from unaffiliated issuers (net of foreign withholding tax of $10,989)		165,476,170
Securities on loan, net	+	992,387
Total investment income		166,597,909
Expenses
Investment adviser fees		2,471,323
Total expenses	–	2,471,323
Net investment income		164,126,586
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(14,900,905)
Net realized gains on in-kind redemptions on affiliated issuer		123,287
Net realized gains on in-kind redemptions on unaffiliated investments		55,866,717
Net realized gains on futures contracts		2,445,411
Net realized gains on foreign currency transactions	+	614
Net realized gains		43,535,124
Net change in unrealized appreciation (depreciation) on affiliated issuer		2,985,431
Net change in unrealized appreciation (depreciation) on unaffiliated investments		1,010,170,101
Net change in unrealized appreciation (depreciation) on futures contracts	+	273,864
Net change in unrealized appreciation (depreciation)	+	1,013,429,396
Net realized and unrealized gains		1,056,964,520
Increase in net assets resulting from operations		$1,221,091,106

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$164,126,586	$119,577,232
Net realized gains		43,535,124	58,473,575
Net change in unrealized appreciation (depreciation)	+	1,013,429,396	453,187,146
Increase in net assets resulting from operations		1,221,091,106	631,237,953
Distributions to Shareholders
Distributions from net investment income		($148,352,855)	($111,095,810)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		42,450,000	$2,407,830,577	36,150,000	$1,780,463,725
Shares redeemed	+	(2,250,000)	(124,259,166)	(7,750,000)	(360,811,273)
Net transactions in fund shares		40,200,000	$2,283,571,411	28,400,000	$1,419,652,452
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		130,850,000	$6,858,979,632	102,450,000	$4,919,185,037
Total increase	+	40,200,000	3,356,309,662	28,400,000	1,939,794,595
End of period		171,050,000	$10,215,289,294	130,850,000	$6,858,979,632
Net investment income not yet distributed			$35,791,135		$22,624,656

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$51.75	$47.30	$47.99	$39.06	$33.49
Income (loss) from investment operations:
Net investment income (loss)	1.15 [1]	1.03 [1]	1.01 [1]	0.83	0.77
Net realized and unrealized gains (losses)	7.24	4.41	(0.77)	8.92	5.56
Total from investment operations	8.39	5.44	0.24	9.75	6.33
Less distributions:
Distributions from net investment income	(1.04)	(0.99)	(0.93)	(0.82)	(0.76)
Net asset value at end of period	$59.10	$51.75	$47.30	$47.99	$39.06
Total return	16.39%	11.66%	0.43%	25.16%	19.17%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.03% [2]	0.04%	0.04%	0.04%
Net investment income (loss)	2.07%	2.13%	2.04%	1.95%	2.18%
Portfolio turnover rate[3]	4%	4%	4%	5%	5%
Net assets, end of period (x 1,000)	$9,824,643	$6,218,346	$4,329,918	$3,191,644	$1,781,282

1
Calculated based on the average shares outstanding during the period.
2
Effective November 12, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/16 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	92,466,838

Banks 6.0%
Bank of America Corp.	4,279,832	1.0	102,245,186
Citigroup, Inc.	1,183,061	0.8	80,483,640
JPMorgan Chase & Co.	1,525,370	1.4	138,640,879
Wells Fargo & Co.	1,931,898	1.0	98,662,031
Other Securities		1.8	171,375,332
		6.0	591,407,068

Capital Goods 7.4%
3M Co.	256,269	0.5	52,360,882
General Electric Co.	3,750,806	0.9	92,082,287
Honeywell International, Inc.	327,068	0.5	45,223,692
The Boeing Co.	240,901	0.6	57,734,334
United Technologies Corp.	323,509	0.4	38,730,497
Other Securities		4.5	439,907,457
		7.4	726,039,149

Commercial & Professional Services 0.7%
Other Securities		0.7	70,297,461

Consumer Durables & Apparel 1.2%
Other Securities		1.2	120,669,740

Consumer Services 2.0%
McDonald's Corp.	350,473	0.6	56,065,166
Other Securities		1.4	143,832,937
		2.0	199,898,103

Diversified Financials 5.3%
Berkshire Hathaway, Inc., Class B *	815,829	1.5	147,795,582
The Charles Schwab Corp. (b)	520,057	0.2	20,750,274
Other Securities		3.6	356,704,876
		5.3	525,250,732

Energy 5.5%
Chevron Corp.	815,913	0.9	87,808,557
Exxon Mobil Corp.	1,820,695	1.4	138,973,649
Other Securities		3.2	317,209,722
		5.5	543,991,928

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.7%
Wal-Mart Stores, Inc.	637,473	0.5	49,767,517
Other Securities		1.2	117,441,756
		1.7	167,209,273

Food, Beverage & Tobacco 4.7%
Altria Group, Inc.	830,308	0.5	52,641,527
PepsiCo, Inc.	613,501	0.7	71,000,471
Philip Morris International, Inc.	667,299	0.8	78,027,272
The Coca-Cola Co.	1,652,127	0.8	75,254,385
Other Securities		1.9	179,893,113
		4.7	456,816,768

Health Care Equipment & Services 5.5%
Abbott Laboratories	749,319	0.4	38,170,310
Medtronic plc	587,583	0.5	47,370,941
UnitedHealth Group, Inc.	415,444	0.8	82,631,812
Other Securities		3.8	369,924,853
		5.5	538,097,916

Household & Personal Products 1.8%
The Procter & Gamble Co.	1,100,288	1.0	101,523,574
Other Securities		0.8	74,440,170
		1.8	175,963,744

Insurance 2.9%
Other Securities		2.9	286,725,174

Materials 3.1%
Other Securities		3.1	301,590,492

Media 3.1%
Comcast Corp., Class A	2,025,950	0.8	82,273,830
The Walt Disney Co.	622,696	0.6	63,016,835
Other Securities		1.7	160,974,157
		3.1	306,264,822

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	683,264	0.5	51,449,779
Amgen, Inc.	315,356	0.6	56,060,836
Bristol-Myers Squibb Co.	703,663	0.4	42,557,538
Celgene Corp. *	336,543	0.5	46,755,919
Gilead Sciences, Inc.	559,301	0.5	46,819,087
Johnson & Johnson	1,159,662	1.6	153,504,459
Merck & Co., Inc.	1,170,878	0.8	74,772,269

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pfizer, Inc.	2,560,665	0.9	86,857,757
Other Securities		2.8	281,055,489
		8.6	839,833,133

Real Estate 3.5%
Other Securities		3.5	341,070,439

Retailing 5.1%
Amazon.com, Inc. *	170,287	1.7	166,983,432
The Home Depot, Inc.	512,548	0.8	76,815,569
The Priceline Group, Inc. *	21,194	0.4	39,252,983
Other Securities		2.2	216,870,912
		5.1	499,922,896

Semiconductors & Semiconductor Equipment 3.4%
Broadcom Ltd.	173,269	0.4	43,675,917
Intel Corp.	2,028,671	0.7	71,145,492
NVIDIA Corp.	257,283	0.4	43,594,032
Other Securities		1.9	176,860,722
		3.4	335,276,163

Software & Services 13.9%
Alphabet, Inc., Class A *	127,846	1.2	122,123,613
Alphabet, Inc., Class C *	128,051	1.2	120,282,146
Facebook, Inc., Class A *	1,016,150	1.8	174,747,315
International Business Machines Corp.	367,964	0.5	52,629,891
MasterCard, Inc., Class A	402,622	0.5	53,669,513
Microsoft Corp.	3,314,769	2.5	247,845,278
Oracle Corp.	1,286,255	0.7	64,737,214
Visa, Inc., Class A	794,050	0.8	82,200,056
Other Securities		4.7	442,781,508
		13.9	1,361,016,534

Technology Hardware & Equipment 5.9%
Apple, Inc.	2,241,585	3.7	367,619,940
Cisco Systems, Inc.	2,144,848	0.7	69,085,554
Other Securities		1.5	140,678,824
		5.9	577,384,318

Telecommunication Services 2.1%
AT&T, Inc.	2,652,233	1.0	99,352,648
Verizon Communications, Inc.	1,749,168	0.9	83,907,589
Other Securities		0.2	23,501,569
		2.1	206,761,806

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.1%
Other Securities		2.1	207,443,068

Utilities 3.3%
Other Securities		3.3	320,879,197
Total Common Stock
(Cost $7,890,336,470)			9,792,276,762

Other Investment Companies 0.2% of net assets

Money Market Fund 0.1%
Other Securities		0.1	9,920,138

Securities Lending Collateral 0.1%
Other Securities		0.1	16,565,366
Total Other Investment Companies
(Cost $26,485,504)			26,485,504

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	253	31,246,765	244,610
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,160,383.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

The fund may engage in certain transactions involving affiliates. For instance, the fund may own shares of The Charles Schwab Corporation (CSC) if that company is included in its index. Below is the summary of investment activities involving CSC shares owned by the fund during the report period:
	Balance of Shares Held at 8/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 8/31/17	Net change in unrealized appreciation (depreciation)	Realized Gains(Losses) 9/1/16 to 8/31/17	Dividends Received 9/1/16 to 8/31/17
The Charles Schwab Corp.	374,662	157,080	(11,685)	520,057	$3,119,170	$61,022	$140,012

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$9,792,276,762	$—	$—	$9,792,276,762
Other Investment Companies[1]	26,485,504	—	—	26,485,504
Futures Contracts[2]	244,610	—	—	244,610
Total	$9,819,006,876	$—	$—	$9,819,006,876
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in affiliated issuers, at value (cost $15,768,397)		$20,750,274
Investments in unaffiliated issuers, at value (cost $7,884,488,211) including securities on loan of $16,160,383		9,781,446,626
Collateral invested for securities on loan, at value (cost $16,565,366)		16,565,366
Deposit with broker for futures contracts		1,504,800
Receivables:
Fund shares sold		46,943,960
Dividends		20,382,986
Variation margin on futures contracts		165,383
Income from securities on loan	+	31,207
Total assets		9,887,790,602
Liabilities
Collateral held for securities on loan		16,565,366
Payables:
Investments bought		46,338,175
Investment adviser fees	+	244,028
Total liabilities		63,147,569
Net Assets
Total assets		9,887,790,602
Total liabilities	–	63,147,569
Net assets		$9,824,643,033
Net Assets by Source
Capital received from investors		7,932,062,103
Net investment income not yet distributed		38,513,594
Net realized capital losses		(48,117,566)
Net unrealized capital appreciation		1,902,184,902

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,824,643,033		166,250,000		$59.10

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends received from affiliated issuer		$140,012
Dividends received from unaffiliated issuers (net of foreign withholding tax of $5,050)		164,590,326
Securities on loan, net	+	462,663
Total investment income		165,193,001
Expenses
Investment adviser fees		2,357,940
Total expenses	–	2,357,940
Net investment income		162,835,061
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(3,555)
Net realized losses on unaffiliated investments		(17,950,135)
Net realized gains on in-kind redemptions on affiliated issuer		64,577
Net realized gains on in-kind redemptions on unaffiliated investments		29,302,247
Net realized gains on futures contracts	+	2,707,379
Net realized gains		14,120,513
Net change in unrealized appreciation (depreciation) on affiliated issuer		3,119,170
Net change in unrealized appreciation (depreciation) on unaffiliated investments		1,014,061,773
Net change in unrealized appreciation (depreciation) on futures contracts	+	140,063
Net change in unrealized appreciation (depreciation)	+	1,017,321,006
Net realized and unrealized gains		1,031,441,519
Increase in net assets resulting from operations		$1,194,276,580

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$162,835,061	$111,494,584
Net realized gains		14,120,513	81,546,713
Net change in unrealized appreciation (depreciation)	+	1,017,321,006	414,216,971
Increase in net assets resulting from operations		1,194,276,580	607,258,268
Distributions to Shareholders
Distributions from net investment income		($144,692,485)	($103,762,790)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		48,300,000	$2,678,471,964	35,000,000	$1,684,361,815
Shares redeemed	+	(2,200,000)	(121,758,832)	(6,400,000)	(299,429,649)
Net transactions in fund shares		46,100,000	$2,556,713,132	28,600,000	$1,384,932,166
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		120,150,000	$6,218,345,806	91,550,000	$4,329,918,162
Total increase	+	46,100,000	3,606,297,227	28,600,000	1,888,427,644
End of period		166,250,000	$9,824,643,033	120,150,000	$6,218,345,806
Net investment income not yet distributed			$38,513,594		$22,092,100

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$55.25	$51.93	$50.11	$39.60	$34.05
Income (loss) from investment operations:
Net investment income (loss)	0.75 [1]	0.59 [1]	0.66 [1]	0.56	0.55
Net realized and unrealized gains (losses)	10.17	3.30	1.79	10.50	5.52
Total from investment operations	10.92	3.89	2.45	11.06	6.07
Less distributions:
Distributions from net investment income	(0.62)	(0.57)	(0.63)	(0.55)	(0.52)
Net asset value at end of period	$65.55	$55.25	$51.93	$50.11	$39.60
Total return	19.89%	7.56%	4.87%	28.11%	18.02%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05% [2]	0.07% [3]	0.07%	0.07%	0.07%
Net investment income (loss)	1.25%	1.14%	1.25%	1.29%	1.55%
Portfolio turnover rate[4]	5%	7%	10%	7%	11%
Net assets, end of period (x 1,000)	$4,470,809	$2,980,475	$2,246,101	$1,485,805	$827,613

1
Calculated based on the average shares outstanding during the period.
2
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/17 is a blended ratio. (See financial note 4)
3
Effective November 17, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/16 is a blended ratio.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.6%
Other Securities		0.6	25,552,401

Banks 0.5%
Other Securities		0.5	21,325,524

Capital Goods 7.0%
3M Co.	235,611	1.1	48,140,039
Lockheed Martin Corp.	97,835	0.7	29,877,831
The Boeing Co.	221,197	1.2	53,012,073
Other Securities		4.0	180,714,267
		7.0	311,744,210

Commercial & Professional Services 1.0%
Other Securities		1.0	42,511,236

Consumer Durables & Apparel 1.8%
NIKE, Inc., Class B	521,838	0.6	27,558,265
Other Securities		1.2	54,765,697
		1.8	82,323,962

Consumer Services 2.3%
Starbucks Corp.	570,645	0.7	31,305,585
Other Securities		1.6	72,014,172
		2.3	103,319,757

Diversified Financials 7.1%
American Express Co.	294,821	0.6	25,384,088
Berkshire Hathaway, Inc., Class B *	747,906	3.0	135,490,651
BlackRock, Inc.	47,800	0.4	20,028,678
Morgan Stanley	562,796	0.6	25,607,218
The Charles Schwab Corp. (b)	477,198	0.4	19,040,200
Other Securities		2.1	92,544,821
		7.1	318,095,656

Energy 2.8%
EOG Resources, Inc.	227,357	0.4	19,323,071
Schlumberger Ltd.	549,479	0.8	34,897,411
Other Securities		1.6	71,157,111
		2.8	125,377,593

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	172,852	0.6	27,092,822
CVS Health Corp.	400,191	0.7	30,950,772
Walgreens Boots Alliance, Inc.	335,798	0.6	27,367,537
Other Securities		0.1	4,177,381
		2.0	89,588,512

Food, Beverage & Tobacco 1.1%
Other Securities		1.1	50,257,611

Health Care Equipment & Services 8.7%
Aetna, Inc.	131,284	0.5	20,703,487
Danaher Corp.	241,820	0.5	20,172,624
Medtronic plc	537,491	1.0	43,332,524
UnitedHealth Group, Inc.	379,207	1.7	75,424,272
Other Securities		5.0	227,811,740
		8.7	387,444,647

Household & Personal Products 0.5%
Other Securities		0.5	24,462,101

Insurance 1.0%
Other Securities		1.0	45,535,264

Materials 2.7%
Monsanto Co.	172,147	0.5	20,175,628
Other Securities		2.2	100,253,726
		2.7	120,429,354

Media 4.5%
Charter Communications, Inc., Class A *	84,571	0.8	33,704,926
Comcast Corp., Class A	1,859,888	1.7	75,530,052
The Walt Disney Co.	572,678	1.3	57,955,014
Other Securities		0.7	35,139,303
		4.5	202,329,295

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Allergan plc	131,893	0.7	30,266,806
Amgen, Inc.	290,096	1.2	51,570,366
Biogen, Inc. *	84,340	0.6	26,698,670
Celgene Corp. *	306,231	1.0	42,544,673
Gilead Sciences, Inc.	516,733	1.0	43,255,719

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Thermo Fisher Scientific, Inc.	153,904	0.6	28,801,595
Other Securities		2.7	124,728,059
		7.8	347,865,888

Real Estate 4.5%
American Tower Corp.	166,728	0.6	24,684,080
Other Securities		3.9	176,124,736
		4.5	200,808,816

Retailing 9.5%
Amazon.com, Inc. *	156,314	3.4	153,281,508
Lowe's Cos., Inc.	336,417	0.6	24,857,852
Netflix, Inc. *	169,601	0.7	29,630,991
The Home Depot, Inc.	470,736	1.6	70,549,204
The Priceline Group, Inc. *	19,382	0.8	35,897,015
Other Securities		2.4	109,106,013
		9.5	423,322,583

Semiconductors & Semiconductor Equipment 2.9%
Broadcom Ltd.	157,576	0.9	39,720,182
NVIDIA Corp.	233,885	0.9	39,629,474
QUALCOMM, Inc.	581,482	0.7	30,394,064
Other Securities		0.4	21,941,506
		2.9	131,685,226

Software & Services 19.4%
Accenture plc, Class A	245,277	0.7	32,072,421
Adobe Systems, Inc. *	195,380	0.7	30,315,161
Alphabet, Inc., Class A *	117,277	2.5	112,027,681
Alphabet, Inc., Class C *	117,515	2.5	110,385,365
Facebook, Inc., Class A *	931,462	3.6	160,183,520
MasterCard, Inc., Class A	368,622	1.1	49,137,313
PayPal Holdings, Inc. *	439,894	0.6	27,132,662
salesforce.com, Inc. *	264,779	0.6	25,283,747
Visa, Inc., Class A	727,219	1.7	75,281,711
Other Securities		5.4	245,719,761
		19.4	867,539,342

Technology Hardware & Equipment 8.4%
Apple, Inc.	2,053,764	7.5	336,817,296
Other Securities		0.9	37,416,255
		8.4	374,233,551

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 0.3%
Other Securities		0.3	13,671,424

Transportation 3.3%
FedEx Corp.	97,253	0.5	20,849,098
Union Pacific Corp.	317,703	0.7	33,454,126
United Parcel Service, Inc., Class B	271,240	0.7	31,019,006
Other Securities		1.4	60,093,345
		3.3	145,415,575

Utilities 0.0%
Other Securities		0.0	2,194,666
Total Common Stock
(Cost $3,505,832,503)			4,457,034,194

Other Investment Companies 0.5% of net assets

Money Market Fund 0.2%
Other Securities		0.2	8,764,988

Securities Lending Collateral 0.3%
Other Securities		0.3	11,888,731
Total Other Investment Companies
(Cost $20,653,719)			20,653,719

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	105	12,968,025	132,367
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,619,096.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

The fund may engage in certain transactions involving affiliates. For instance, the fund may own shares of The Charles Schwab Corporation (CSC) if that company is included in its index. Below is the summary of investment activities involving CSC shares owned by the fund during the report period:
	Balance of Shares Held at 8/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 8/31/17	Net change in unrealized appreciation (depreciation)	Realized Gains(Losses) 9/1/16 to 8/31/17	Dividends Received 9/1/16 to 8/31/17
The Charles Schwab Corp.	365,001	144,525	(32,328)	477,198	$2,386,805	$773,847	$135,694

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$4,457,034,194	$—	$—	$4,457,034,194
Other Investment Companies[1]	20,653,719	—	—	20,653,719
Futures Contracts[2]	132,367	—	—	132,367
Total	$4,477,820,280	$—	$—	$4,477,820,280
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in affiliated issuers, at value (cost $14,942,690)		$19,040,200
Investments in unaffiliated issuers, at value (cost $3,499,654,801) including securities on loan of $11,619,096		4,446,758,982
Collateral invested for securities on loan, at value (cost $11,888,731)		11,888,731
Deposit with broker for futures contracts		428,400
Receivables:
Dividends		4,637,419
Variation margin on futures contracts		73,052
Income from securities on loan	+	21,178
Total assets		4,482,847,962
Liabilities
Collateral held for securities on loan		11,888,731
Payables:
Investment adviser fees	+	150,143
Total liabilities		12,038,874
Net Assets
Total assets		4,482,847,962
Total liabilities	–	12,038,874
Net assets		$4,470,809,088
Net Assets by Source
Capital received from investors		3,560,100,621
Net investment income not yet distributed		12,867,546
Net realized capital losses		(53,493,137)
Net unrealized capital appreciation		951,334,058

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,470,809,088		68,200,000		$65.55

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends received from affiliated issuer		$135,694
Dividends received from unaffiliated issuers (net of foreign withholding tax of $5,178)		47,828,427
Securities on loan, net	+	275,188
Total investment income		48,239,309
Expenses
Investment adviser fees		1,683,695
Total expenses	–	1,683,695
Net investment income		46,555,614
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(36,677,982)
Net realized gains on in-kind redemptions on affiliated issuer		773,847
Net realized gains on in-kind redemptions on unaffiliated investments		148,812,859
Net realized gains on futures contracts	+	946,269
Net realized gains		113,854,993
Net change in unrealized appreciation (depreciation) on affiliated issuer		2,386,805
Net change in unrealized appreciation (depreciation) on unaffiliated investments		530,871,918
Net change in unrealized appreciation (depreciation) on futures contracts	+	63,588
Net change in unrealized appreciation (depreciation)	+	533,322,311
Net realized and unrealized gains		647,177,304
Increase in net assets resulting from operations		$693,732,918

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$46,555,614	$29,703,445
Net realized gains		113,854,993	59,719,552
Net change in unrealized appreciation (depreciation)	+	533,322,311	100,530,007
Increase in net assets resulting from operations		693,732,918	189,953,004
Distributions to Shareholders
Distributions from net investment income		($38,432,115)	($28,157,885)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		20,600,000	$1,223,925,178	15,350,000	$807,870,244
Shares redeemed	+	(6,350,000)	(388,891,891)	(4,650,000)	(235,291,453)
Net transactions in fund shares		14,250,000	$835,033,287	10,700,000	$572,578,791
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		53,950,000	$2,980,474,998	43,250,000	$2,246,101,088
Total increase	+	14,250,000	1,490,334,090	10,700,000	734,373,910
End of period		68,200,000	$4,470,809,088	53,950,000	$2,980,474,998
Net investment income not yet distributed			$12,867,546		$5,042,805

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$46.01	$40.89	$43.54	$36.49	$31.24
Income (loss) from investment operations:
Net investment income (loss)	1.36 [1]	1.29 [1]	1.20 [1]	1.00	0.93
Net realized and unrealized gains (losses)	4.56	5.01	(2.75)	7.03	5.24
Total from investment operations	5.92	6.30	(1.55)	8.03	6.17
Less distributions:
Distributions from net investment income	(1.28)	(1.18)	(1.10)	(0.98)	(0.92)
Net asset value at end of period	$50.65	$46.01	$40.89	$43.54	$36.49
Total return	13.01%	15.70%	(3.71%)	22.25%	20.06%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05% [2]	0.07% [3]	0.07%	0.07%	0.07%
Net investment income (loss)	2.79%	3.00%	2.75%	2.54%	2.73%
Portfolio turnover rate[4]	7%	6%	15%	9%	9%
Net assets, end of period (x 1,000)	$3,532,689	$2,491,664	$1,435,194	$1,162,576	$700,693

1
Calculated based on the average shares outstanding during the period.
2
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/17 is a blended ratio. (See financial note 4)
3
Effective November 17, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/16 is a blended ratio.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.3%
Other Securities		1.3	46,315,824

Banks 11.5%
Bank of America Corp.	3,054,723	2.1	72,977,333
Citigroup, Inc.	843,148	1.6	57,359,358
JPMorgan Chase & Co.	1,089,983	2.8	99,068,555
The PNC Financial Services Group, Inc.	148,283	0.5	18,596,171
U.S. Bancorp	487,623	0.7	24,990,679
Wells Fargo & Co.	1,377,200	2.0	70,333,604
Other Securities		1.8	62,193,311
		11.5	405,519,011

Capital Goods 7.8%
Caterpillar, Inc.	180,998	0.6	21,265,455
General Dynamics Corp.	86,566	0.5	17,430,064
General Electric Co.	2,667,309	1.9	65,482,436
Honeywell International, Inc.	234,645	0.9	32,444,364
Raytheon Co.	89,659	0.5	16,318,835
United Technologies Corp.	227,988	0.8	27,294,723
Other Securities		2.6	95,301,857
		7.8	275,537,734

Commercial & Professional Services 0.5%
Other Securities		0.5	16,335,658

Consumer Durables & Apparel 0.6%
Other Securities		0.6	21,772,574

Consumer Services 1.8%
McDonald's Corp.	250,003	1.1	39,992,980
Other Securities		0.7	22,096,538
		1.8	62,089,518

Diversified Financials 3.6%
The Bank of New York Mellon Corp.	318,023	0.5	16,626,242
The Goldman Sachs Group, Inc.	112,239	0.7	25,112,354
Other Securities		2.4	85,818,641
		3.6	127,557,237

Security	Number of Shares	% of Net Assets	Value ($)
Energy 8.2%
Chevron Corp.	579,629	1.8	62,379,673
ConocoPhillips	378,291	0.5	16,516,185
Exxon Mobil Corp.	1,299,550	2.8	99,194,651
Other Securities		3.1	113,060,801
		8.2	291,151,310

Food & Staples Retailing 1.4%
Wal-Mart Stores, Inc.	452,454	1.0	35,323,084
Other Securities		0.4	14,079,630
		1.4	49,402,714

Food, Beverage & Tobacco 8.1%
Altria Group, Inc.	591,592	1.1	37,506,933
Mondelez International, Inc., Class A	465,656	0.5	18,933,573
PepsiCo, Inc.	437,634	1.4	50,647,383
Philip Morris International, Inc.	476,441	1.6	55,710,246
The Coca-Cola Co.	1,177,864	1.5	53,651,705
Other Securities		2.0	69,822,953
		8.1	286,272,793

Health Care Equipment & Services 2.3%
Abbott Laboratories	530,730	0.8	27,035,386
Anthem, Inc.	81,158	0.5	15,910,214
Other Securities		1.0	39,874,952
		2.3	82,820,552

Household & Personal Products 3.0%
Colgate-Palmolive Co.	269,690	0.5	19,320,592
The Procter & Gamble Co.	784,673	2.0	72,401,778
Other Securities		0.5	14,702,489
		3.0	106,424,859

Insurance 4.8%
American International Group, Inc.	270,837	0.5	16,380,222
Chubb Ltd.	143,834	0.6	20,341,004
MetLife, Inc.	330,135	0.4	15,460,222
Other Securities		3.3	117,071,978
		4.8	169,253,426

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Materials 3.4%
E.I. du Pont de Nemours & Co.	265,910	0.6	22,317,826
The Dow Chemical Co.	344,747	0.7	22,977,388
Other Securities		2.1	75,841,312
		3.4	121,136,526

Media 1.7%
Time Warner, Inc.	237,188	0.7	23,979,707
Other Securities		1.0	37,068,554
		1.7	61,048,261

Pharmaceuticals, Biotechnology & Life Sciences 9.3%
AbbVie, Inc.	486,886	1.0	36,662,516
Bristol-Myers Squibb Co.	504,480	0.9	30,510,950
Eli Lilly & Co.	296,921	0.7	24,136,708
Johnson & Johnson	826,108	3.1	109,351,916
Merck & Co., Inc.	837,107	1.5	53,457,653
Pfizer, Inc.	1,832,653	1.8	62,163,590
Other Securities		0.3	12,661,609
		9.3	328,944,942

Real Estate 2.5%
Other Securities		2.5	87,444,538

Retailing 0.8%
Other Securities		0.8	27,827,287

Semiconductors & Semiconductor Equipment 3.9%
Intel Corp.	1,442,901	1.4	50,602,538
Texas Instruments, Inc.	305,139	0.7	25,271,612
Other Securities		1.8	60,749,516
		3.9	136,623,666

Software & Services 8.4%
International Business Machines Corp.	261,646	1.1	37,423,228
Microsoft Corp.	2,368,136	5.0	177,065,529
Oracle Corp.	918,710	1.3	46,238,674
Other Securities		1.0	35,561,238
		8.4	296,288,669

Technology Hardware & Equipment 3.4%
Cisco Systems, Inc.	1,531,810	1.4	49,339,600
Other Securities		2.0	71,185,746
		3.4	120,525,346

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 3.9%
AT&T, Inc.	1,884,553	2.0	70,595,355
Verizon Communications, Inc.	1,250,751	1.7	59,998,525
Other Securities		0.2	6,436,161
		3.9	137,030,041

Transportation 1.0%
Other Securities		1.0	34,761,699

Utilities 6.4%
Duke Energy Corp.	214,763	0.5	18,748,810
NextEra Energy, Inc.	143,324	0.6	21,571,695
Other Securities		5.3	186,906,700
		6.4	227,227,205
Total Common Stock
(Cost $3,061,305,439)			3,519,311,390

Other Investment Companies 0.2% of net assets

Money Market Fund 0.0%
Other Securities		0.0	1,468,786

Securities Lending Collateral 0.2%
Other Securities		0.2	6,587,794
Total Other Investment Companies
(Cost $8,056,580)			8,056,580

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	107	13,215,035	66,044
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $6,312,108.
(b)	The rate shown is the 7-day yield.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,519,311,390	$—	$—	$3,519,311,390
Other Investment Companies[1]	8,056,580	—	—	8,056,580
Futures Contracts[2]	66,044	—	—	66,044
Total	$3,527,434,014	$—	$—	$3,527,434,014
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $3,062,774,225) including securities on loan of $6,312,108		$3,520,780,176
Collateral invested for securities on loan, at value (cost $6,587,794)		6,587,794
Deposit with broker for futures contracts		777,000
Receivables:
Dividends		11,154,423
Fund shares sold		2,516,367
Variation margin on futures contracts		68,412
Income from securities on loan	+	10,815
Total assets		3,541,894,987
Liabilities
Collateral held for securities on loan		6,587,794
Payables:
Investments bought		2,497,938
Investment adviser fees	+	120,045
Total liabilities		9,205,777
Net Assets
Total assets		3,541,894,987
Total liabilities	–	9,205,777
Net assets		$3,532,689,210
Net Assets by Source
Capital received from investors		3,074,234,779
Net investment income not yet distributed		18,519,604
Net realized capital losses		(18,137,168)
Net unrealized capital appreciation		458,071,995

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,532,689,210		69,750,000		$50.65

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends		$86,925,437
Securities on loan, net	+	147,849
Total investment income		87,073,286
Expenses
Investment adviser fees		1,395,851
Total expenses	–	1,395,851
Net investment income		85,677,435
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(7,464,023)
Net realized gains on in-kind redemptions		99,489,277
Net realized gains on futures contracts	+	1,212,460
Net realized gains		93,237,714
Net change in unrealized appreciation (depreciation) on investments		184,446,870
Net change in unrealized appreciation (depreciation) on futures contracts	+	83,857
Net change in unrealized appreciation (depreciation)	+	184,530,727
Net realized and unrealized gains		277,768,441
Increase in net assets resulting from operations		$363,445,876

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$85,677,435	$57,539,088
Net realized gains		93,237,714	14,607,551
Net change in unrealized appreciation (depreciation)	+	184,530,727	211,036,903
Increase in net assets resulting from operations		363,445,876	283,183,542
Distributions to Shareholders
Distributions from net investment income		($79,019,055)	($51,275,935)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,500,000	$1,090,648,948	21,700,000	$931,456,390
Shares redeemed	+	(6,900,000)	(334,050,154)	(2,650,000)	(106,894,736)
Net transactions in fund shares		15,600,000	$756,598,794	19,050,000	$824,561,654
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		54,150,000	$2,491,663,595	35,100,000	$1,435,194,334
Total increase	+	15,600,000	1,041,025,615	19,050,000	1,056,469,261
End of period		69,750,000	$3,532,689,210	54,150,000	$2,491,663,595
Net investment income not yet distributed			$18,519,604		$12,897,021

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$43.67	$40.70	$40.56	$32.94	$26.56
Income (loss) from investment operations:
Net investment income (loss)	0.71 [1]	0.74 [1]	0.59 [1]	0.56	0.51
Net realized and unrealized gains (losses)	5.09	2.84	0.12	7.62	6.40
Total from investment operations	5.80	3.58	0.71	8.18	6.91
Less distributions:
Distributions from net investment income	(0.70)	(0.61)	(0.57)	(0.56)	(0.53)
Net asset value at end of period	$48.77	$43.67	$40.70	$40.56	$32.94
Total return	13.38%	8.94%	1.71%	24.97%	26.27%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06% [2]	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	1.54%	1.83%	1.42%	1.53%	1.70%
Portfolio turnover rate[3]	17%	21%	12%	9%	25%
Net assets, end of period (x 1,000)	$3,555,096	$2,532,590	$1,841,785	$1,190,517	$611,081

1
Calculated based on the average shares outstanding during the period.
2
Effective October 7, 2016 and March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/17 is a blended ratio. (See financial note 4)
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.6%
Lear Corp.	86,293	0.4	12,904,255
Other Securities		1.2	42,237,055
		1.6	55,141,310

Banks 5.1%
Comerica, Inc.	220,124	0.4	15,023,463
First Republic Bank	192,517	0.5	18,683,775
Huntington Bancshares, Inc.	1,350,500	0.5	17,002,795
Other Securities		3.7	128,796,701
		5.1	179,506,734

Capital Goods 10.2%
United Rentals, Inc. *	105,920	0.4	12,504,915
Xylem, Inc.	223,593	0.4	13,878,418
Other Securities		9.4	337,445,627
		10.2	363,828,960

Commercial & Professional Services 1.9%
Other Securities		1.9	65,927,737

Consumer Durables & Apparel 3.3%
Hasbro, Inc.	139,588	0.4	13,714,521
Lennar Corp., Class A	252,753	0.4	13,082,495
Other Securities		2.5	88,732,738
		3.3	115,529,754

Consumer Services 3.5%
Aramark	307,721	0.4	12,521,168
Darden Restaurants, Inc.	154,481	0.4	12,681,345
Wyndham Worldwide Corp.	130,956	0.4	13,053,694
Wynn Resorts Ltd.	99,572	0.4	13,839,512
Other Securities		1.9	72,549,214
		3.5	124,644,933

Diversified Financials 5.0%
E*TRADE Financial Corp. *	342,355	0.4	14,039,978
MSCI, Inc.	112,981	0.4	12,948,752
Raymond James Financial, Inc.	160,427	0.4	12,564,643
Other Securities		3.8	138,679,668
		5.0	178,233,041

Security	Number of Shares	% of Net Assets	Value ($)
Energy 4.5%
ONEOK, Inc.	472,972	0.7	25,616,164
TechnipFMC plc *	581,505	0.4	15,020,274
Other Securities		3.4	120,468,241
		4.5	161,104,679

Food & Staples Retailing 0.5%
Other Securities		0.5	16,080,505

Food, Beverage & Tobacco 1.6%
Other Securities		1.6	57,960,991

Health Care Equipment & Services 5.3%
Align Technology, Inc. *	94,503	0.5	16,702,460
IDEXX Laboratories, Inc. *	109,884	0.5	17,079,270
ResMed, Inc.	175,633	0.4	13,625,608
The Cooper Cos., Inc.	61,209	0.4	15,353,053
Other Securities		3.5	127,342,544
		5.3	190,102,935

Household & Personal Products 0.6%
Other Securities		0.6	21,859,861

Insurance 5.3%
Arch Capital Group Ltd. *	161,143	0.4	15,685,660
Arthur J. Gallagher & Co.	224,626	0.4	13,005,845
Everest Re Group Ltd.	51,343	0.4	12,963,081
FNF Group	340,979	0.5	16,448,827
Unum Group	286,283	0.4	13,793,115
Other Securities		3.2	118,174,374
		5.3	190,070,902

Materials 6.1%
Albemarle Corp.	137,964	0.5	16,039,695
FMC Corp.	166,742	0.4	14,376,495
International Flavors & Fragrances, Inc.	98,535	0.4	13,484,515
Packaging Corp. of America	117,485	0.4	13,206,489
Other Securities		4.4	159,431,396
		6.1	216,538,590

Media 2.2%
Other Securities		2.2	79,528,649

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 4.9%
Mettler-Toledo International, Inc. *	32,045	0.5	19,390,109
Quintiles IMS Holdings, Inc. *	170,464	0.5	16,369,658
Other Securities		3.9	137,161,115
		4.9	172,920,882

Real Estate 10.8%
Alexandria Real Estate Equities, Inc.	112,283	0.4	13,621,051
Duke Realty Corp.	446,562	0.4	13,271,823
Mid-America Apartment Communities, Inc.	141,380	0.4	15,051,315
UDR, Inc.	331,720	0.4	12,877,370
Other Securities		9.2	329,961,852
		10.8	384,783,411

Retailing 2.7%
LKQ Corp. *	383,641	0.4	13,293,161
Other Securities		2.3	83,647,073
		2.7	96,940,234

Semiconductors & Semiconductor Equipment 2.4%
KLA-Tencor Corp.	195,440	0.5	18,310,774
Other Securities		1.9	68,759,186
		2.4	87,069,960

Software & Services 10.2%
ANSYS, Inc. *	107,160	0.4	13,804,351
Cadence Design Systems, Inc. *	346,931	0.4	13,630,919
DXC Technology Co.	351,231	0.8	29,854,635
Gartner, Inc. *	112,698	0.4	13,590,252
Synopsys, Inc. *	186,712	0.4	15,015,379
Take-Two Interactive Software, Inc. *	129,541	0.4	12,667,814
Total System Services, Inc.	205,586	0.4	14,210,104
Vantiv, Inc., Class A *	201,631	0.4	14,253,295
Other Securities		6.6	235,639,636
		10.2	362,666,385

Technology Hardware & Equipment 4.1%
Other Securities		4.1	144,892,253

Telecommunication Services 0.3%
Other Securities		0.3	8,924,903

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.6%
Expeditors International of Washington, Inc.	223,804	0.4	12,555,404
Other Securities		2.2	80,747,555
		2.6	93,302,959

Utilities 5.1%
CenterPoint Energy, Inc.	538,901	0.4	15,962,248
Pinnacle West Capital Corp.	138,461	0.4	12,457,336
Other Securities		4.3	151,875,888
		5.1	180,295,472
Total Common Stock
(Cost $3,044,270,516)			3,547,856,040

Other Investment Companies 1.3% of net assets

Money Market Fund 0.1%
Other Securities		0.1	4,701,561

Securities Lending Collateral 1.2%
Wells Fargo Government Money Market Fund, Select Class 0.92% (b)		1.2	40,401,443
Total Other Investment Companies
(Cost $45,103,004)			45,103,004

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	55	6,792,775	55,814
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $39,673,714.
(b)	The rate shown is the 7-day yield.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,547,856,040	$—	$—	$3,547,856,040
Other Investment Companies[1]	45,103,004	—	—	45,103,004
Futures Contracts[2]	55,814	—	—	55,814
Total	$3,593,014,858	$—	$—	$3,593,014,858
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $3,048,972,077) including securities on loan of $39,673,714		$3,552,557,601
Collateral invested for securities on loan, at value (cost $40,401,443)		40,401,443
Deposit with broker for futures contracts		357,000
Receivables:
Fund shares sold		4,876,681
Dividends		3,354,309
Income from securities on loan		91,852
Variation margin on futures contracts	+	42,615
Total assets		3,601,681,501
Liabilities
Collateral held for securities on loan		40,401,443
Payables:
Investments bought		6,035,102
Investment adviser fees	+	148,460
Total liabilities		46,585,005
Net Assets
Total assets		3,601,681,501
Total liabilities	–	46,585,005
Net assets		$3,555,096,496
Net Assets by Source
Capital received from investors		3,181,681,487
Net investment income not yet distributed		6,960,975
Net realized capital losses		(137,187,304)
Net unrealized capital appreciation		503,641,338

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,555,096,496		72,900,000		$48.77

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $30,674)		$48,056,123
Securities on loan, net	+	647,729
Total investment income		48,703,852
Expenses
Investment adviser fees		1,684,736
Total expenses	–	1,684,736
Net investment income		47,019,116
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(70,070,832)
Net realized gains on in-kind redemptions		109,870,585
Net realized gains on futures contracts	+	939,906
Net realized gains		40,739,659
Net change in unrealized appreciation (depreciation) on investments		287,828,820
Net change in unrealized appreciation (depreciation) on futures contracts	+	(26,845)
Net change in unrealized appreciation (depreciation)	+	287,801,975
Net realized and unrealized gains		328,541,634
Increase in net assets resulting from operations		$375,560,750

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$47,019,116	$37,655,235
Net realized gains		40,739,659	36,243,784
Net change in unrealized appreciation (depreciation)	+	287,801,975	112,503,628
Increase in net assets resulting from operations		375,560,750	186,402,647
Distributions to Shareholders
Distributions from net investment income		($44,982,425)	($30,341,985)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		24,400,000	$1,110,097,269	22,550,000	$932,205,713
Shares redeemed	+	(9,500,000)	(418,169,350)	(9,800,000)	(397,461,135)
Net transactions in fund shares		14,900,000	$691,927,919	12,750,000	$534,744,578
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		58,000,000	$2,532,590,252	45,250,000	$1,841,785,012
Total increase	+	14,900,000	1,022,506,244	12,750,000	690,805,240
End of period		72,900,000	$3,555,096,496	58,000,000	$2,532,590,252
Net investment income not yet distributed			$6,960,975		$8,008,102

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$57.42	$53.54	$54.53	$45.71	$36.55
Income (loss) from investment operations:
Net investment income (loss)	0.90 [1]	0.93 [1]	0.80 [1]	0.73	0.74
Net realized and unrealized gains (losses)	6.64	3.75	(1.07)	8.84	9.18
Total from investment operations	7.54	4.68	(0.27)	9.57	9.92
Less distributions:
Distributions from net investment income	(0.93)	(0.80)	(0.72)	(0.75)	(0.76)
Net asset value at end of period	$64.03	$57.42	$53.54	$54.53	$45.71
Total return	13.21%	8.89%	(0.54%)	21.01%	27.47%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06% [2]	0.08% [3]	0.08%	0.08%	0.09% [4]
Net investment income (loss)	1.46%	1.76%	1.44%	1.41%	1.74%
Portfolio turnover rate[5]	11%	11%	9%	13%	22%
Net assets, end of period (x 1,000)	$5,490,843	$3,772,207	$2,893,741	$2,104,717	$1,446,857

1
Calculated based on the average shares outstanding during the period.
2
Effective October 7, 2016 and March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/17 is a blended ratio. (See financial note 4)
3
Effective May 2, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/16 is a blended ratio.
4
Effective September 20, 2012, the annual operating expense ratio was reduced to 0.10%. On March 11, 2013, the rate was further reduced to 0.08%. The ratio presented for the period ended 8/31/13 is a blended ratio.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.4%
Gentex Corp.	580,156	0.2	10,599,450
Thor Industries, Inc.	98,471	0.2	10,697,890
Other Securities		1.0	54,828,636
		1.4	76,125,976

Banks 9.9%
PacWest Bancorp	247,087	0.2	11,155,978
Synovus Financial Corp.	251,425	0.2	10,590,021
Other Securities		9.5	521,899,440
		9.9	543,645,439

Capital Goods 9.9%
AECOM *	316,038	0.2	10,587,273
BWX Technologies, Inc.	203,030	0.2	11,109,802
Graco, Inc.	113,460	0.2	13,105,765
Orbital ATK, Inc.	116,588	0.2	13,008,889
Oshkosh Corp.	154,179	0.2	11,501,753
Teledyne Technologies, Inc. *	73,369	0.2	11,009,752
Other Securities		8.7	471,015,089
		9.9	541,338,323

Commercial & Professional Services 2.8%
Other Securities		2.8	152,455,364

Consumer Durables & Apparel 2.3%
Other Securities		2.3	123,053,306

Consumer Services 3.9%
ServiceMaster Global Holdings, Inc. *	276,329	0.2	13,020,623
Other Securities		3.7	201,426,119
		3.9	214,446,742

Diversified Financials 3.6%
Janus Henderson Group plc	363,053	0.2	12,547,112
Other Securities		3.4	187,139,286
		3.6	199,686,398

Energy 3.4%
Other Securities		3.4	184,654,937

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 0.5%
Other Securities		0.5	26,201,002

Food, Beverage & Tobacco 1.4%
Other Securities		1.4	79,000,922

Health Care Equipment & Services 6.0%
athenahealth, Inc. *	81,459	0.2	11,480,017
Envision Healthcare Corp. *	238,015	0.2	12,474,366
Veeva Systems, Inc., Class A *	216,325	0.2	12,871,337
WellCare Health Plans, Inc. *	90,702	0.3	15,843,825
Other Securities		5.1	277,276,476
		6.0	329,946,021

Household & Personal Products 0.8%
Coty, Inc., Class A	961,869	0.3	15,947,788
Other Securities		0.5	30,199,625
		0.8	46,147,413

Insurance 3.0%
Assured Guaranty Ltd.	250,731	0.2	10,666,097
First American Financial Corp.	223,107	0.2	10,945,629
Other Securities		2.6	145,078,042
		3.0	166,689,768

Materials 5.6%
Alcoa Corp. *	297,907	0.2	13,072,159
AptarGroup, Inc.	126,795	0.2	10,601,330
Olin Corp.	342,702	0.2	11,045,286
The Chemours Co.	379,494	0.3	18,621,771
Other Securities		4.7	253,022,819
		5.6	306,363,365

Media 2.0%
Other Securities		2.0	111,819,961

Pharmaceuticals, Biotechnology & Life Sciences 8.1%
Bioverativ, Inc. *	219,951	0.2	12,469,022
Bluebird Bio, Inc. *	91,242	0.2	11,391,564
Catalent, Inc. *	259,221	0.2	10,703,235
Exelixis, Inc. *	476,944	0.3	13,945,843
Kite Pharma, Inc. *	102,749	0.3	18,288,295
Other Securities		6.9	377,218,966
		8.1	444,016,925

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Real Estate 9.5%
Colony NorthStar, Inc., Class A	1,133,273	0.3	14,857,209
DCT Industrial Trust, Inc.	187,076	0.2	10,915,885
Healthcare Trust of America, Inc., Class A	394,639	0.2	12,261,434
Hudson Pacific Properties, Inc.	320,633	0.2	10,580,889
Other Securities		8.6	471,704,395
		9.5	520,319,812

Retailing 2.8%
Other Securities		2.8	150,547,646

Semiconductors & Semiconductor Equipment 3.3%
Microsemi Corp. *	237,990	0.2	11,989,936
ON Semiconductor Corp. *	862,557	0.3	14,732,473
Teradyne, Inc.	406,635	0.3	14,480,272
Other Securities		2.5	141,962,555
		3.3	183,165,236

Software & Services 8.6%
Guidewire Software, Inc. *	150,953	0.2	11,428,652
LogMeIn, Inc.	106,368	0.2	12,168,499
PTC, Inc. *	234,434	0.2	13,128,304
Take-Two Interactive Software, Inc. *	215,537	0.4	21,077,363
Other Securities		7.6	415,683,951
		8.6	473,486,769

Technology Hardware & Equipment 5.3%
ARRIS International plc *	382,281	0.2	10,650,349
Cognex Corp.	176,135	0.3	19,193,431
Coherent, Inc. *	50,556	0.2	11,795,726
IPG Photonics Corp. *	76,946	0.2	13,526,337
Universal Display Corp.	91,588	0.2	11,640,835
Zebra Technologies Corp., Class A *	106,898	0.2	11,020,115
Other Securities		4.0	215,014,924
		5.3	292,841,717

Telecommunication Services 0.6%
Other Securities		0.6	33,248,339

Transportation 1.6%
XPO Logistics, Inc. *	176,997	0.2	10,832,216
Other Securities		1.4	79,096,444
		1.6	89,928,660

Utilities 3.5%
Great Plains Energy, Inc.	448,252	0.3	13,756,854
MDU Resources Group, Inc.	408,681	0.2	11,050,734
Security	Number of Shares	% of Net Assets	Value ($)
Vectren Corp.	169,787	0.2	11,139,725
Other Securities		2.8	155,291,137
		3.5	191,238,450
Total Common Stock
(Cost $4,847,106,818)			5,480,368,491

Rights 0.0% of net assets

Media 0.0%
Other Securities		0.0	—

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	215,274
Total Rights
(Cost $215,274)			215,274

Other Investment Companies 2.3% of net assets

Money Market Fund 0.1%
Other Securities		0.1	4,479,320

Securities Lending Collateral 2.2%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)		2.2	120,938,610
Total Other Investment Companies
(Cost $125,417,930)			125,417,930

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 09/15/17	130	9,132,500	130,764
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $118,059,566.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$5,480,368,491	$—	$—	$5,480,368,491
Rights [1]	—	—	—	—
Media	—	—	— *	—
Pharmaceuticals, Biotechnology & Life Sciences	—	—	215,274 *	215,274
Other Investment Companies[1]	125,417,930	—	—	125,417,930
Futures Contracts[2]	130,764	—	—	130,764
Total	$5,605,917,185	$—	$215,274	$5,606,132,459
*	Level 3 amount shown includes securities determined to have no value at August 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $4,851,801,412) including securities on loan of $118,059,566		$5,485,063,085
Collateral invested for securities on loan, at value (cost $120,938,610)		120,938,610
Deposit with broker for futures contracts		512,500
Receivables:
Investments sold		160,526
Dividends		4,819,337
Income from securities on loan		443,380
Variation margin on futures contracts	+	73,777
Total assets		5,612,011,215
Liabilities
Collateral held for securities on loan		120,938,610
Payables:
Investment adviser fees	+	229,149
Total liabilities		121,167,759
Net Assets
Total assets		5,612,011,215
Total liabilities	–	121,167,759
Net assets		$5,490,843,456
Net Assets by Source
Capital received from investors		4,898,565,771
Net investment income not yet distributed		7,333,519
Net realized capital losses		(48,448,271)
Net unrealized capital appreciation		633,392,437

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,490,843,456		85,750,000		$64.03

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $38,321)		$68,906,535
Securities on loan, net	+	4,469,388
Total investment income		73,375,923
Expenses
Investment adviser fees		2,669,341
Total expenses	–	2,669,341
Net investment income		70,706,582
Realized and Unrealized Gains (Losses)
Net realized gains on investments		40,126,436
Net realized gains on in-kind redemptions		214,394,484
Net realized gains on futures contracts		1,726,808
Net realized gains on foreign currency transactions	+	3,471
Net realized gains		256,251,199
Net change in unrealized appreciation (depreciation) on investments		227,220,232
Net change in unrealized appreciation (depreciation) on futures contracts	+	131,961
Net change in unrealized appreciation (depreciation)	+	227,352,193
Net realized and unrealized gains		483,603,392
Increase in net assets resulting from operations		$554,309,974

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$70,706,582	$54,948,126
Net realized gains		256,251,199	79,006,472
Net change in unrealized appreciation (depreciation)	+	227,352,193	157,262,021
Increase in net assets resulting from operations		554,309,974	291,216,619
Distributions to Shareholders
Distributions from net investment income		($70,593,475)	($46,392,950)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		29,050,000	$1,780,107,287	20,950,000	$1,122,818,001
Shares redeemed	+	(9,000,000)	(545,187,393)	(9,300,000)	(489,175,354)
Net transactions in fund shares		20,050,000	$1,234,919,894	11,650,000	$633,642,647
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		65,700,000	$3,772,207,063	54,050,000	$2,893,740,747
Total increase	+	20,050,000	1,718,636,393	11,650,000	878,466,316
End of period		85,750,000	$5,490,843,456	65,700,000	$3,772,207,063
Net investment income not yet distributed			$7,333,519		$11,992,552

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$42.47	$36.52	$38.90	$33.00	$28.58
Income (loss) from investment operations:
Net investment income (loss)	1.40 [1]	1.29 [1]	1.19 [1]	1.04	0.91
Net realized and unrealized gains (losses)	3.26	5.85	(2.46)	5.86	4.40
Total from investment operations	4.66	7.14	(1.27)	6.90	5.31
Less distributions:
Distributions from net investment income	(1.30)	(1.19)	(1.11)	(1.00)	(0.89)
Net asset value at end of period	$45.83	$42.47	$36.52	$38.90	$33.00
Total return	11.12%	19.89%	(3.47%)	21.15%	18.93%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	3.17%	3.27%	3.03%	3.01%	3.09%
Portfolio turnover rate[2]	15%	22%	19%	26%	13%
Net assets, end of period (x 1,000)	$6,040,705	$4,300,443	$2,497,808	$2,075,331	$1,141,690

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.2%
Other Securities		0.2	13,494,785

Banks 0.3%
Other Securities		0.3	20,675,125

Capital Goods 12.7%
3M Co.	980,905	3.3	200,418,510
Cummins, Inc.	253,898	0.7	40,466,263
Eaton Corp. plc	738,396	0.9	52,987,297
Emerson Electric Co.	1,058,889	1.0	62,516,807
Fastenal Co.	474,885	0.3	20,263,343
Lockheed Martin Corp.	410,965	2.1	125,504,601
Rockwell Automation, Inc.	211,451	0.6	34,690,651
The Boeing Co.	936,826	3.7	224,519,719
Other Securities		0.1	7,528,622
		12.7	768,895,813

Commercial & Professional Services 0.1%
Other Securities		0.1	3,002,633

Consumer Durables & Apparel 1.6%
Hasbro, Inc.	184,040	0.3	18,081,930
VF Corp.	544,856	0.6	34,255,097
Other Securities		0.7	44,141,317
		1.6	96,478,344

Consumer Services 3.9%
McDonald's Corp.	1,348,017	3.6	215,642,279
Other Securities		0.3	22,518,584
		3.9	238,160,863

Diversified Financials 2.2%
CME Group, Inc.	557,757	1.2	70,165,830
T. Rowe Price Group, Inc.	401,297	0.6	33,853,415
Other Securities		0.4	26,702,177
		2.2	130,721,422

Energy 5.5%
Exxon Mobil Corp.	3,378,522	4.3	257,882,584
ONEOK, Inc.	345,727	0.3	18,724,574
Security	Number of Shares	% of Net Assets	Value ($)
Valero Energy Corp.	740,275	0.8	50,412,728
Other Securities		0.1	7,668,790
		5.5	334,688,676

Food & Staples Retailing 3.2%
Wal-Mart Stores, Inc.	2,478,166	3.2	193,470,420

Food, Beverage & Tobacco 13.3%
Altria Group, Inc.	3,189,940	3.3	202,242,196
General Mills, Inc.	953,045	0.8	50,759,177
PepsiCo, Inc.	2,336,681	4.5	270,424,092
The Coca-Cola Co.	6,000,027	4.5	273,301,230
Other Securities		0.2	8,428,440
		13.3	805,155,135

Health Care Equipment & Services 0.0%
Other Securities		0.0	965,536

Household & Personal Products 6.5%
Kimberly-Clark Corp.	584,028	1.2	72,004,812
The Clorox Co.	210,453	0.5	29,154,054
The Procter & Gamble Co.	3,079,557	4.7	284,150,725
Other Securities		0.1	5,005,457
		6.5	390,315,048

Insurance 0.8%
Principal Financial Group, Inc.	438,850	0.5	27,436,902
Other Securities		0.3	21,967,411
		0.8	49,404,313

Materials 3.2%
International Paper Co.	675,883	0.6	36,409,817
Packaging Corp. of America	154,597	0.3	17,378,249
The Dow Chemical Co.	1,838,903	2.0	122,562,885
Other Securities		0.3	15,111,412
		3.2	191,462,363

Media 0.5%
Omnicom Group, Inc.	386,103	0.4	27,946,135
Other Securities		0.1	3,205,672
		0.5	31,151,807

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Condensed Portfolio Holdings  as of August 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 9.4%
Johnson & Johnson	2,089,996	4.6	276,652,771
Pfizer, Inc.	8,541,122	4.8	289,714,858
		9.4	566,367,629

Retailing 6.8%
Best Buy Co., Inc.	447,732	0.4	24,293,938
Genuine Parts Co.	245,621	0.3	20,344,787
Target Corp.	913,008	0.8	49,786,326
The Home Depot, Inc.	1,764,292	4.4	264,414,442
Other Securities		0.9	48,942,269
		6.8	407,781,762

Semiconductors & Semiconductor Equipment 10.4%
Analog Devices, Inc.	597,578	0.8	49,999,351
Intel Corp.	7,535,945	4.4	264,285,591
Maxim Integrated Products, Inc.	464,103	0.4	21,655,046
QUALCOMM, Inc.	2,431,909	2.1	127,115,884
Texas Instruments, Inc.	1,645,908	2.3	136,314,101
Xilinx, Inc.	408,789	0.4	27,004,601
		10.4	626,374,574

Software & Services 10.3%
Automatic Data Processing, Inc.	736,978	1.3	78,466,048
CA, Inc.	518,386	0.3	17,200,047
International Business Machines Corp.	1,413,258	3.3	202,138,292
Microsoft Corp.	3,775,287	4.7	282,278,209
Paychex, Inc.	524,272	0.5	29,899,232
Other Securities		0.2	14,946,327
		10.3	624,928,155

Technology Hardware & Equipment 0.9%
HP, Inc.	2,789,865	0.9	53,230,624
Other Securities		0.0	1,572,978
		0.9	54,803,602

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 4.7%
Verizon Communications, Inc.	5,872,441	4.7	281,700,995

Transportation 2.4%
United Parcel Service, Inc., Class B	1,135,347	2.1	129,838,283
Other Securities		0.3	16,456,013
		2.4	146,294,296

Utilities 0.6%
WEC Energy Group, Inc.	518,493	0.6	33,816,113
Total Common Stock
(Cost $5,446,554,601)			6,010,109,409

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
Other Securities		0.0	2,744,024
Total Other Investment Company
(Cost $2,744,024)			2,744,024

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	245	30,258,725	160,930
For the following notes, please refer to the complete schedule of portfolio holdings.
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$6,010,109,409	$—	$—	$6,010,109,409
Other Investment Company[1]	2,744,024	—	—	2,744,024
Futures Contracts[2]	160,930	—	—	160,930
Total	$6,013,014,363	$—	$—	$6,013,014,363
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $5,449,298,625)		$6,012,853,433
Deposit with broker for futures contracts		882,000
Receivables:
Dividends		27,137,352
Fund shares sold		4,560,492
Variation margin on futures contracts	+	151,570
Total assets		6,045,584,847
Liabilities
Payables:
Investments bought		4,534,540
Investment adviser fees	+	344,957
Total liabilities		4,879,497
Net Assets
Total assets		6,045,584,847
Total liabilities	–	4,879,497
Net assets		$6,040,705,350
Net Assets by Source
Capital received from investors		5,468,397,924
Net investment income not yet distributed		35,978,064
Net realized capital losses		(27,386,376)
Net unrealized capital appreciation		563,715,738

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,040,705,350		131,800,000		$45.83

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Dividends		$165,208,522
Expenses
Investment adviser fees		3,573,138
Total expenses	–	3,573,138
Net investment income		161,635,384
Realized and Unrealized Gains (Losses)
Net realized gains on investments		5,738,042
Net realized gains on in-kind redemptions		110,400,412
Net realized gains on futures contracts	+	2,075,311
Net realized gains		118,213,765
Net change in unrealized appreciation (depreciation) on investments		261,408,822
Net change in unrealized appreciation (depreciation) on futures contracts	+	150,682
Net change in unrealized appreciation (depreciation)	+	261,559,504
Net realized and unrealized gains		379,773,269
Increase in net assets resulting from operations		$541,408,653

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$161,635,384	$106,265,224
Net realized gains		118,213,765	62,108,001
Net change in unrealized appreciation (depreciation)	+	261,559,504	408,384,916
Increase in net assets resulting from operations		541,408,653	576,758,141
Distributions to Shareholders
Distributions from net investment income		($149,368,750)	($95,093,961)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		45,900,000	$2,020,915,221	44,000,000	$1,750,920,347
Shares redeemed	+	(15,350,001)	(672,692,389)	(11,150,000)	(429,949,595)
Net transactions in fund shares		30,549,999	$1,348,222,832	32,850,000	$1,320,970,752
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		101,250,001	$4,300,442,615	68,400,001	$2,497,807,683
Total increase	+	30,549,999	1,740,262,735	32,850,000	1,802,634,932
End of period		131,800,000	$6,040,705,350	101,250,001	$4,300,442,615
Net investment income not yet distributed			$35,978,064		$25,943,439

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Equity ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. Broad Market ETF	Schwab U.S. TIPS ETF™
Schwab U.S. Large-Cap ETF	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Value ETF	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Mid-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. REIT ETF™	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF™	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab Emerging Markets Equity ETF™
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2017 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of August 31, 2017, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of August 31, 2017, if any, are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Pursuant to the Amended and Restated Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. Prior to March 1, 2017, under the previous investment advisory agreement, the funds were responsible for interest expenses.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds' performance may be below that of their respective index.
Certain funds primarily invest in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and a fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.

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Schwab U.S. Equity ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Certain funds invest in growth stocks. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)

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Schwab U.S. Equity ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
0.03%	0.03%	0.04% [1]	0.04% [1]	0.05% [2,3]	0.05% [2,3]	0.07%
[1]	Prior to December 29, 2016, the advisory fees of the Schwab U.S. Large-Cap Growth ETF and Schwab U.S. Large-Cap Value ETF were 0.06%.
[2]	Prior to October 7, 2016, the advisory fees of the Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF were 0.07%.
[3]	Prior to March 1, 2017, the advisory fees of the Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF were 0.06%.
Investment from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of August 31, 2017, as applicable:
	Underlying Funds
	Schwab U.S. Large-Cap ETF	Schwab U.S. Small-Cap ETF
Schwab VIT Balanced Portfolio	0.1%	0.0%*
Schwab VIT Balanced with Growth Portfolio	0.3%	0.2%
Schwab VIT Growth Portfolio	0.4%	0.2%
Schwab Target 2010 Index Fund	0.0%*	0.0%*
Schwab Target 2015 Index Fund	0.0%*	0.0%*
Schwab Target 2020 Index Fund	0.1%	0.0%*
Schwab Target 2025 Index Fund	0.1%	0.0%*
Schwab Target 2030 Index Fund	0.2%	0.0%*
Schwab Target 2035 Index Fund	0.1%	0.0%*
Schwab Target 2040 Index Fund	0.1%	0.0%*
Schwab Target 2045 Index Fund	0.1%	0.0%*
Schwab Target 2050 Index Fund	0.1%	0.0%*
Schwab Target 2055 Index Fund	0.0%*	0.0%*
Schwab Target 2060 Index Fund	0.0%*	0.0%*
*	Less than 0.05%

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Schwab U.S. Equity ETFs
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2017, each fund's total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab U.S. Broad Market ETF	$77,709,524	($9,962,110)
Schwab U.S. Large-Cap ETF	136,020,845	(11,983,448)
Schwab U.S. Large-Cap Growth ETF	127,552,900	(27,036,501)
Schwab U.S. Large-Cap Value ETF	161,257,033	(7,292,749)
Schwab U.S. Mid-Cap ETF	147,053,241	(36,347,574)
Schwab U.S. Small-Cap ETF	209,451,834	(241,211)
Schwab U.S. Dividend Equity ETF	103,036,866	(4,058,263)
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. Effective March 1, 2017, where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowings by a fund, since these expenses are now included in the advisory fee. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. Since March 1, 2017, where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at August 31, 2017 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2017, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab U.S. Broad Market ETF	$21,293,568	184
Schwab U.S. Large-Cap ETF	18,903,695	163
Schwab U.S. Large-Cap Growth ETF	5,775,023	50
Schwab U.S. Large-Cap Value ETF	8,006,118	69
Schwab U.S. Mid-Cap ETF	4,034,874	35
Schwab U.S. Small-Cap ETF	10,212,916	130
Schwab U.S. Dividend Equity ETF	13,114,194	113

9. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2017, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab U.S. Broad Market ETF	$479,046,735	$332,274,052
Schwab U.S. Large-Cap ETF	389,070,801	285,889,827
Schwab U.S. Large-Cap Growth ETF	251,460,264	194,041,728
Schwab U.S. Large-Cap Value ETF	214,357,935	200,520,569
Schwab U.S. Mid-Cap ETF	603,216,616	514,036,148
Schwab U.S. Small-Cap ETF	750,960,448	536,566,957
Schwab U.S. Dividend Equity ETF	704,580,626	695,073,196

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.

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Schwab U.S. Equity ETFs
Financial Notes (continued)

10. In-Kind Transactions (continued):
The in-kind transactions for the period ended August 31, 2017, were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. Broad Market ETF	$2,365,353,595	$121,525,216
Schwab U.S. Large-Cap ETF	2,593,328,011	67,065,698
Schwab U.S. Large-Cap Growth ETF	1,156,790,603	329,517,371
Schwab U.S. Large-Cap Value ETF	1,056,241,726	301,979,053
Schwab U.S. Mid-Cap ETF	1,062,261,402	395,727,968
Schwab U.S. Small-Cap ETF	1,733,951,796	514,100,480
Schwab U.S. Dividend Equity ETF	1,954,336,495	605,087,768
For the period ended August 31, 2017, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2017 are disclosed in the funds' Statements of Operations, if any.

11. Federal Income Taxes
As of August 31, 2017, the tax basis cost of the funds' investments and gross unrealized appreciation and depreciation were as follows:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Tax cost	$8,133,147,592	$7,918,305,422	$3,527,647,210	$3,070,483,689	$3,092,973,573	$4,979,242,390	$5,449,122,034
Gross unrealized appreciation	$2,314,446,643	$2,108,023,936	$1,052,246,011	$542,983,482	$655,899,831	$1,000,769,181	$706,941,098
Gross unrealized depreciation	(216,592,585)	(207,322,482)	(102,072,941)	(86,033,157)	(155,858,546)	(373,879,112)	(143,048,769)
Net unrealized appreciation (depreciation)	$2,097,854,058	$1,900,701,454	$950,173,070	$456,950,325	$500,041,285	$626,890,069	$563,892,329
As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Undistributed ordinary income	$35,894,762	$38,513,594	$12,867,546	$18,519,604	$6,960,975	$7,676,145	$35,978,064
Net unrealized appreciation (depreciation) on investments	2,097,854,058	1,900,701,454	950,173,070	456,950,325	500,041,285	626,890,069	563,892,329
Net other unrealized appreciation (depreciation)	—	—	—	—	—	—	—
Total	$2,133,748,820	$1,939,215,048	$963,040,616	$475,469,929	$507,002,260	$634,566,214	$599,870,393
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, realization for tax purposes of unrealized appreciation or depreciation on futures contracts and non-taxable dividends. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.

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Schwab U.S. Equity ETFs
Financial Notes (continued)

11. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2017, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
August 31, 2019	$—	$721,062	$631,601	$295,384	$218,695	$927,631	$—
No expiration	60,229,021	45,913,056	51,700,548	16,720,114	133,368,556	41,360,898	27,562,967
Total	$60,229,021	$46,634,118	$52,332,149	$17,015,498	$133,587,251	$42,288,529	$27,562,967
For the period ended August 31, 2017, the funds had capital loss carryforwards utilized as follows:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Capital loss carryforwards utilized	$—	$—	$—	$—	$—	$48,012,930	$9,047,018
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2017, the funds had no capital or late-year ordinary losses deferred.
The tax basis components of distributions paid during the current and prior fiscal years were:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Current period distributions
Ordinary income	$148,352,855	$144,692,485	$38,432,115	$79,019,055	$44,982,425	$70,593,475	$149,368,750
Long-term capital gains	—	—	—	—	—	—	—
Prior period distributions
Ordinary income	$111,095,810	$103,762,790	$28,157,885	$51,275,935	$30,341,985	$46,392,950	$95,093,961
Long-term capital gains	—	—	—	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2017, the funds made the following reclassifications:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Capital shares	$56,169,656	$29,466,426	$149,549,227	$99,448,278	$110,523,120	$214,108,609	$110,329,193
Undistributed net investment income	(2,607,252)	(1,721,082)	(298,758)	(1,035,797)	(3,083,818)	(4,772,140)	(2,232,009)
Net realized gains and losses	(53,562,404)	(27,745,344)	(149,250,469)	(98,412,481)	(107,439,302)	(209,336,469)	(108,097,184)

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Schwab U.S. Equity ETFs
Financial Notes (continued)

11. Federal Income Taxes (continued):
For the period ended August 31, 2017, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
$55,990,004	$29,366,824	$149,586,706	$99,489,277	$109,870,585	$214,394,484	$110,400,412
As of August 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF (seven of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and authorized purchasers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2017

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Schwab U.S. Equity ETFs
Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended August 31, 2017 qualify for the corporate dividends received deduction:
Schwab U.S. Broad Market ETF	90.07%
Schwab U.S. Large-Cap ETF	91.25%
Schwab U.S. Large-Cap Growth ETF	85.02%
Schwab U.S. Large-Cap Value ETF	94.72%
Schwab U.S. Mid-Cap ETF	73.06%
Schwab U.S. Small-Cap ETF	68.11%
Schwab U.S. Dividend Equity ETF	100.00%
For the period ended August 31, 2017, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amount for use in preparing their 2017 income tax return.
Schwab U.S. Broad Market ETF	$140,651,302
Schwab U.S. Large-Cap ETF	139,897,990
Schwab U.S. Large-Cap Growth ETF	35,730,467
Schwab U.S. Large-Cap Value ETF	78,398,892
Schwab U.S. Mid-Cap ETF	34,668,429
Schwab U.S. Small-Cap ETF	49,870,703
Schwab U.S. Dividend Equity ETF	149,368,750

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of August 31, 2017
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab U.S. Broad Market ETF
Commencement of trading
11/3/09 through 8/31/17	1,291	1	—	—	335	—	—	—
Schwab U.S. Large-Cap ETF
Commencement of trading
11/3/09 through 8/31/17	1,273	—	—	—	361	—	—	—
Schwab U.S. Large-Cap Growth ETF
Commencement of trading
12/11/09 through 8/31/17	1,162	—	1	—	372	—	—	—
Schwab U.S. Large-Cap Value ETF
Commencement of trading
12/11/09 through 8/31/17	1,182	—	—	—	331	—	—	—
Schwab U.S. Mid-Cap ETF
Commencement of trading
1/13/11 through 8/31/17	1,150	—	—	—	241	—	—	—
Schwab U.S. Small-Cap ETF
Commencement of trading
11/3/09 through 8/31/17	1,189	1	—	—	549	—	—	—
Schwab U.S. Dividend Equity ETF
Commencement of trading
10/20/11 through 8/31/17	791	—	—	—	288	—	—	—

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 19, 2017 and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017. As part of the Board’s consideration of the continuance of the Agreement, the Board considered information it reviewed in connection with an amended and restated advisory agreement between the Trust and CSIM that was approved by the Board at a meeting held on January 18, 2017. A discussion regarding the basis for the Board’s approval of the amended and restated advisory agreement is available in the Funds’ 2017 semi-annual report, which covers the period from September 1, 2016 through February 28, 2017. The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered Schwab’s reputation in connection with the OneSource exchange-traded fund offering and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and relevant indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category and the selection criteria. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees noted that each Fund’s operating expense ratio was well below the average operating expense ratio charged by other funds in its peer group. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	105	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	105	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Schwab U.S. Equity ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	105	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	105	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	105	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	105	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	105	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	105	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	105	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Schwab U.S. Equity ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab U.S. Equity ETFs
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
dividend yield  A stock’s indicated annual dividend divided by current price. At the portfolio level, it is the value-weighted average of the dividend yield of the securities in the portfolio.
Dow Jones U.S. Broad Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index includes approximately 2,500 stocks and is float-adjusted market cap weighted.
Dow Jones U.S. Dividend 100 Index  An index that measures the performance of high-dividend-yielding stocks issued by U.S. companies that have a record of consistently paying dividends and are fundamentally strong relative to their peers based on financial ratios. The 100-component index is a subset of the Dow Jones U.S. Broad
Market Index, excluding REITs, master limited partnerships, preferred stocks and convertibles. All index eligible stocks must have sustained at least 10 consecutive years of dividend payments, have a minimum float-adjusted market capitalization of $500 million and meet minimum liquidity criteria. The index is modified market capitalization weighted.
Dow Jones U.S. Large-Cap Growth Total Stock Market Index  An index that includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index. The index is float-adjusted market capitalization weighted and includes components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors.
Dow Jones U.S. Large-Cap Total Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index includes approximately the largest 750 stocks and is float-adjusted market-capitalization weighted.
Dow Jones U.S. Large-Cap Value Total Stock Market Index  An index that includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index. The index is float-adjusted market capitalization weighted and includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors.
Dow Jones U.S. Mid-Cap Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index includes the components ranked 501-1000 by full market capitalization and is float-adjusted market capitalization weighted.
Dow Jones U.S. Small-Cap Total Stock Market Index An index that is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index includes components ranked 751-2500 by full market capitalization and is float-adjusted market cap weighted.
Dow Jones U.S. Total Stock Market Index  An index that measures the performance of all publicly traded stocks of companies headquartered in the U.S. for which pricing data is readily available - currently more than 3,800 stocks. The index is a float adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
SEC yield  A standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2017 Schwab ETFs. All rights reserved.

Schwab U.S. Equity ETFs  |  Annual Report

Notes

Notes

Notes

Schwab U.S. Equity ETFs
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2017 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

MFR57932-07
00199030

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of twenty-one series. Ten series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and four series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2017 and 2016 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016
$488,203	$488,203	$0	$0	$86,763	$80,863	None	None

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2017: $86,763                                         2016: $80,863

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit, compliance and valuation committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit, compliance and valuation committee members are Kiran M. Patel, Robert W. Burns, John F. Cogan and Kimberly S. Patmore.

Item 6:	Schedule of Investments.

The condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The complete schedules of investments for the Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab Emerging Markets Equity ETF, Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, and Schwab U.S. Dividend Equity ETF are filed under this Item.

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.7% of net assets

Australia 6.3%
Adelaide Brighton Ltd.	396,743	1,809,390
AGL Energy Ltd.	463,630	8,821,795
ALS Ltd.	355,822	2,249,294
Alumina Ltd.	1,383,334	2,326,045
Amcor Ltd.	808,711	10,333,420
AMP Ltd.	2,001,315	8,095,446
Ansell Ltd.	103,798	1,796,383
APA Group	758,409	5,329,573
Aristocrat Leisure Ltd.	440,253	7,392,279
ASX Ltd.	172,394	7,476,629
Aurizon Holdings Ltd.	1,264,344	4,973,958
AusNet Services	1,616,398	2,230,759
Australia & New Zealand Banking Group Ltd.	2,012,253	46,922,927
Bank of Queensland Ltd.	277,414	2,770,188
Bendigo & Adelaide Bank Ltd.	330,034	3,128,108
BHP Billiton Ltd.	2,233,148	48,496,023
BlueScope Steel Ltd.	424,831	3,662,696
Boral Ltd.	758,765	4,014,101
Brambles Ltd.	1,025,490	7,572,448
Caltex Australia Ltd.	187,285	4,959,919
Challenger Ltd.	416,538	4,142,928
CIMIC Group Ltd.	95,994	3,201,587
Coca-Cola Amatil Ltd.	421,320	2,690,067
Cochlear Ltd.	36,253	4,491,671
Commonwealth Bank of Australia	1,185,063	71,246,875
Computershare Ltd.	383,048	4,268,593
Crown Resorts Ltd.	249,676	2,297,153
CSL Ltd.	307,625	31,357,940
CSR Ltd.	235,933	756,006
Dexus	788,055	5,994,187
Domino's Pizza Enterprises Ltd. (a)	71,053	2,431,747
Downer EDI Ltd.	503,027	2,840,707
Fairfax Media Ltd.	1,964,977	1,503,973
Flight Centre Travel Group Ltd.	49,154	1,884,996
Fortescue Metals Group Ltd.	1,152,042	5,491,588
Goodman Group	1,300,144	8,548,721
Harvey Norman Holdings Ltd. (a)	473,985	1,533,840
Healthscope Ltd.	1,004,783	1,386,681
Iluka Resources Ltd.	312,522	2,347,393
Incitec Pivot Ltd.	1,131,120	2,987,501
Insurance Australia Group Ltd.	1,804,654	9,175,023
IOOF Holdings Ltd.	298,435	2,615,575
James Hardie Industries plc CDI	267,370	3,751,420
LendLease Group	428,743	5,638,152
Macquarie Atlas Roads Group	502,368	2,263,213
Macquarie Group Ltd.	201,199	13,851,625
Magellan Financial Group Ltd.	74,839	1,467,936
Medibank Pvt Ltd.	2,177,435	5,250,177
Mirvac Group	2,271,617	4,180,019
National Australia Bank Ltd.	1,787,881	42,825,331
Newcrest Mining Ltd.	517,645	9,381,524
Oil Search Ltd.	804,059	4,279,230
Orica Ltd.	242,259	3,906,362
Origin Energy Ltd. *	1,099,188	6,669,428
Security	Number of Shares	Value ($)
Orora Ltd.	976,974	2,402,149
OZ Minerals Ltd.	253,955	1,633,551
Qantas Airways Ltd.	665,771	3,020,481
QBE Insurance Group Ltd.	923,656	7,648,318
Ramsay Health Care Ltd.	93,127	5,045,626
REA Group Ltd.	24,577	1,292,402
Rio Tinto Ltd.	281,891	15,167,787
Santos Ltd. *	1,362,608	4,063,628
Scentre Group	3,395,561	10,395,707
SEEK Ltd.	200,127	2,658,739
Sims Metal Management Ltd.	133,418	1,576,725
Sonic Healthcare Ltd.	296,992	5,158,745
South32 Ltd.	3,691,427	8,549,335
Stockland	1,847,474	6,491,383
Suncorp Group Ltd.	891,935	9,217,917
Sydney Airport	534,484	3,137,051
Tabcorp Holdings Ltd.	503,748	1,642,141
Tatts Group Ltd.	951,481	3,101,681
Telstra Corp., Ltd.	3,098,307	9,018,736
The GPT Group	1,332,065	5,282,635
The Star Entertainment Grp Ltd.	568,782	2,345,872
TPG Telecom Ltd. (a)	182,740	795,722
Transurban Group	1,472,402	14,200,877
Treasury Wine Estates Ltd.	470,680	5,405,669
Vicinity Centres	2,849,161	5,920,706
Wesfarmers Ltd.	785,927	26,567,509
Westfield Corp.	1,329,582	7,835,363
Westpac Banking Corp.	2,272,972	56,373,778
Whitehaven Coal Ltd. *	471,636	1,309,273
Woodside Petroleum Ltd.	475,877	10,881,645
Woolworths Ltd.	872,650	17,995,695
WorleyParsons Ltd. *	165,251	1,756,322
		718,913,718

Austria 0.2%
ANDRITZ AG	65,966	3,584,896
Erste Group Bank AG	204,018	8,609,557
OMV AG	126,396	7,256,642
Raiffeisen Bank International AG *	88,671	2,905,400
voestalpine AG	86,539	4,484,808
		26,841,303

Belgium 1.0%
Ackermans & van Haaren N.V.	18,353	3,080,966
Ageas	140,594	6,520,605
Anheuser-Busch InBev S.A.	522,542	61,826,792
Colruyt S.A.	32,354	1,795,384
Groupe Bruxelles Lambert S.A.	50,903	5,174,941
KBC Groep N.V.	193,501	15,880,575
Proximus	116,701	4,108,956
Solvay S.A.	55,597	8,054,193
Telenet Group Holding N.V. *	46,036	3,112,619
UCB S.A.	70,413	4,846,202
Umicore S.A.	62,285	4,646,675
		119,047,908

1
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Canada 7.4%
Agnico Eagle Mines Ltd.	158,866	8,110,877
Agrium, Inc.	93,110	9,096,002
Alimentation Couche-Tard, Inc., B Shares	288,601	13,726,243
ARC Resources Ltd.	264,364	3,458,081
Bank of Montreal	446,382	31,904,519
Barrick Gold Corp.	784,434	14,071,323
BCE, Inc.	209,271	9,921,490
BlackBerry Ltd. *	367,322	3,389,763
Brookfield Asset Management, Inc., Class A	596,063	23,481,198
Cameco Corp.	282,675	2,822,804
Canadian Imperial Bank of Commerce	300,203	25,120,077
Canadian National Railway Co.	521,522	42,104,452
Canadian Natural Resources Ltd.	758,452	23,272,302
Canadian Pacific Railway Ltd.	99,425	15,409,190
Canadian Tire Corp., Ltd., Class A	49,818	5,872,862
Canadian Utilities Ltd., Class A	120,342	3,735,761
Cenovus Energy, Inc.	742,974	5,789,716
CGI Group, Inc., Class A *	180,708	9,156,833
CI Financial Corp.	162,288	3,538,946
Constellation Software, Inc.	12,836	7,108,917
Crescent Point Energy Corp.	424,137	2,899,186
Enbridge, Inc.	1,131,556	45,054,656
Encana Corp.	670,897	6,234,058
Fairfax Financial Holdings Ltd.	19,045	9,859,803
Fortis, Inc.	270,651	9,863,246
Franco-Nevada Corp.	121,446	9,895,851
George Weston Ltd.	33,109	2,866,058
Goldcorp, Inc.	588,430	8,053,806
Great-West Lifeco, Inc.	204,586	5,644,371
Husky Energy, Inc. *	249,814	2,911,093
Hydro One Ltd.	160,054	2,957,887
IGM Financial, Inc.	54,792	1,786,995
Imperial Oil Ltd.	208,651	6,134,298
Intact Financial Corp.	80,835	6,637,013
Inter Pipeline Ltd.	236,026	4,305,415
Loblaw Cos. Ltd.	155,308	8,390,039
Magna International, Inc.	260,030	12,462,774
Manulife Financial Corp.	1,327,429	25,971,552
Metro, Inc.	179,286	5,894,452
National Bank of Canada	218,242	10,005,623
Pembina Pipeline Corp.	258,066	8,284,871
Potash Corp. of Saskatchewan, Inc.	583,353	10,110,677
Power Corp. of Canada	242,287	5,897,985
Power Financial Corp.	138,087	3,712,792
Restaurant Brands International, Inc.	156,033	9,487,055
RioCan Real Estate Investment Trust	207,962	3,947,753
Rogers Communications, Inc., B Shares	232,703	12,099,628
Royal Bank of Canada	994,149	73,489,714
Saputo, Inc.	180,895	6,082,978
Shaw Communications, Inc., B Shares	324,228	7,204,779
SNC-Lavalin Group, Inc.	99,305	4,320,708
Sun Life Financial, Inc.	416,162	15,916,226
Suncor Energy, Inc.	1,134,746	35,415,841
Teck Resources Ltd., Class B	303,862	7,532,627
TELUS Corp.	95,139	3,430,695
The Bank of Nova Scotia	821,766	50,921,636
The Toronto-Dominion Bank	1,264,392	67,629,214
Thomson Reuters Corp.	225,925	10,289,386
Tourmaline Oil Corp. *	163,946	3,185,423
TransCanada Corp.	572,697	28,964,879
Trisura Group Ltd. *	3,336	65,190
Turquoise Hill Resources Ltd. *	693,045	2,327,194
Valeant Pharmaceuticals International, Inc. *	210,099	2,813,609
Security	Number of Shares	Value ($)
Waste Connections, Inc.	165,298	10,983,830
Wheaton Precious Metals Corp.	292,305	6,047,770
		839,081,992

Denmark 1.6%
AP Moller - Maersk A/S, A Shares	2,719	5,315,479
AP Moller - Maersk A/S, B Shares	4,378	9,013,601
Carlsberg A/S, B Shares	75,773	8,684,411
Chr Hansen Holding A/S	63,198	5,429,859
Coloplast A/S, B Shares	83,914	6,860,990
Danske Bank A/S	483,615	18,769,607
DONG Energy A/S	95,779	4,978,833
DSV A/S	134,074	9,494,127
Genmab A/S *	36,362	8,474,460
H. Lundbeck A/S	36,645	2,330,748
ISS A/S	125,123	4,862,155
Jyske Bank A/S	47,268	2,840,183
Novo Nordisk A/S, B Shares	1,220,900	58,157,146
Novozymes A/S, B Shares	148,962	7,567,216
Pandora A/S	73,987	7,852,903
TDC A/S	545,695	3,246,632
Vestas Wind Systems A/S	150,325	13,672,572
William Demant Holding A/S *	105,330	2,783,118
		180,334,040

Finland 0.9%
Elisa Oyj	81,874	3,572,376
Fortum Oyj	263,410	4,722,574
Huhtamaki Oyj	97,148	3,774,514
Kesko Oyj, B Shares	42,132	2,267,607
Kone Oyj, B Shares	271,915	14,735,084
Metso Oyj	68,241	2,258,706
Neste Oyj	89,900	3,958,912
Nokia Oyj	3,872,927	23,966,531
Nokian Renkaat Oyj	95,229	4,020,361
Orion Oyj, Class B	78,664	3,720,368
Sampo Oyj, A Shares	306,509	16,157,868
Stora Enso Oyj, R Shares	425,947	5,590,746
UPM-Kymmene Oyj	339,434	8,821,667
Wartsila Oyj Abp	109,203	7,523,729
		105,091,043

France 8.6%
Accor S.A.	129,005	5,966,248
Aeroports de Paris	18,818	3,352,551
Air Liquide S.A.	268,816	32,774,488
Airbus SE	376,877	31,638,143
Alstom S.A.	121,138	4,302,625
Amundi S.A.	28,580	2,197,406
Arkema S.A.	47,176	5,119,669
Atos SE	61,189	9,428,085
AXA S.A.	1,299,937	37,671,427
BioMerieux	14,044	3,433,718
BNP Paribas S.A.	725,141	55,098,074
Bollore S.A.	702,200	3,257,566
Bouygues S.A.	144,023	6,522,964
Bureau Veritas S.A.	166,047	3,943,329
Capgemini SE	113,343	12,549,587
Carrefour S.A.	383,852	7,730,763
Casino Guichard Perrachon S.A.	45,643	2,591,965
Christian Dior SE	7,289	2,247,498
Cie Generale des Etablissements Michelin	132,707	18,065,270
CNP Assurances	126,988	2,944,031
Compagnie de Saint-Gobain	323,012	17,694,127

2
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Credit Agricole S.A.	779,557	13,726,129
Danone S.A.	376,078	29,576,918
Dassault Aviation S.A.	1,001	1,527,240
Dassault Systemes S.A.	91,836	9,034,957
Edenred	136,975	3,699,941
Eiffage S.A.	39,142	4,039,316
Electricite de France S.A.	251,255	2,658,581
Engie S.A.	1,034,875	17,249,680
Essilor International S.A.	137,528	17,339,914
Eurazeo S.A.	34,568	2,855,891
Eurofins Scientific SE	5,049	2,881,922
Eutelsat Communications S.A.	120,830	3,507,330
Faurecia	54,330	3,155,687
Fonciere Des Regions	24,577	2,427,271
Gecina S.A.	28,710	4,468,050
Groupe Eurotunnel SE	344,999	4,107,844
Hermes International	20,828	11,001,934
ICADE	13,044	1,157,828
Iliad S.A.	14,044	3,622,393
Imerys S.A.	24,577	2,159,327
Ingenico Group S.A.	38,696	3,836,872
Ipsen S.A.	25,982	3,485,935
JCDecaux S.A.	50,805	1,661,358
Kering	49,292	18,477,599
Klepierre S.A.	126,822	5,103,856
L'Oreal S.A.	158,073	33,329,901
Lagardere S.C.A.	95,428	3,062,132
Legrand S.A.	176,732	12,371,664
LVMH Moet Hennessy Louis Vuitton SE	168,543	44,133,846
Natixis S.A.	692,385	5,192,595
Orange S.A.	1,324,905	22,485,678
Orpea	24,851	3,007,716
Pernod-Ricard S.A.	147,497	20,131,225
Peugeot S.A.	281,403	5,933,419
Publicis Groupe S.A.	150,352	10,135,319
Remy Cointreau S.A.	15,360	1,751,825
Renault S.A.	121,168	10,710,606
Rexel S.A.	218,066	3,253,695
Safran S.A.	201,820	19,577,006
Sanofi	737,477	71,598,347
Sartorius Stedim Biotech	11,370	832,020
Schneider Electric SE	373,591	30,083,102
SCOR SE	113,673	4,757,131
SEB S.A.	18,319	3,323,544
SES S.A.	257,045	5,869,061
SFR Group S.A. *	74,294	3,038,487
Societe BIC S.A.	22,069	2,648,708
Societe Generale S.A.	517,777	28,950,953
Sodexo S.A.	61,768	7,198,926
STMicroelectronics N.V.	439,217	7,600,401
Suez	266,836	5,055,238
TechnipFMC plc *	309,688	7,930,767
Teleperformance	36,824	5,060,972
Thales S.A.	71,960	7,956,448
Total S.A.	1,511,838	78,089,060
Valeo S.A.	168,528	11,256,385
Veolia Environnement S.A.	312,668	7,326,815
Vinci S.A.	312,479	28,735,998
Vivendi S.A.	741,415	16,990,294
Wendel S.A.	24,577	3,890,587
Zodiac Aerospace	141,132	4,078,179
		978,641,357

Germany 7.7%
adidas AG	137,668	30,860,622
Allianz SE	312,517	66,786,346
Axel Springer SE	42,132	2,604,717
Security	Number of Shares	Value ($)
BASF SE	619,072	59,889,490
Bayer AG	570,922	72,967,654
Bayerische Motoren Werke AG	210,933	19,560,694
Beiersdorf AG	68,030	7,253,393
Brenntag AG	121,881	6,450,413
CECONOMY AG	114,063	1,247,878
Commerzbank AG *	672,135	8,342,614
Continental AG	73,731	16,615,716
Covestro AG	63,362	4,972,603
Daimler AG	662,016	48,192,325
Deutsche Bank AG	1,392,370	22,298,076
Deutsche Boerse AG	128,766	13,745,936
Deutsche Lufthansa AG	157,995	3,957,792
Deutsche Post AG	663,630	27,492,334
Deutsche Telekom AG	2,224,337	40,090,819
Deutsche Wohnen SE	208,965	8,864,281
E.ON SE	1,318,623	14,885,408
Evonik Industries AG	119,847	3,879,895
Fielmann AG	21,066	1,746,413
Fraport AG Frankfurt Airport Services Worldwide	31,599	3,114,014
Fresenius Medical Care AG & Co. KGaA	151,844	14,171,389
Fresenius SE & Co. KGaA	279,426	23,616,768
Fuchs Petrolub SE	35,110	1,700,580
GEA Group AG	127,328	5,601,067
Hannover Rueck SE	45,643	5,524,171
HeidelbergCement AG	95,682	9,174,444
Hella KGaA Hueck & Co.	12,081	666,448
Henkel AG & Co. KGaA	78,539	9,496,235
HOCHTIEF AG	16,091	2,832,283
HUGO BOSS AG	42,934	3,629,754
Infineon Technologies AG	765,718	17,633,707
Innogy SE	88,075	3,876,974
K+S AG (a)	140,448	3,342,911
KION Group AG	46,568	4,242,041
LANXESS AG	63,865	4,756,956
LEG Immobilien AG	42,479	4,287,727
Linde AG	126,898	24,297,447
MAN SE	21,909	2,456,549
Merck KGaA	91,286	10,012,967
METRO AG *	114,063	2,226,707
MTU Aero Engines AG	31,932	4,464,559
Muenchener Rueckversicherungs-Gesellschaft AG	98,787	20,365,451
OSRAM Licht AG	59,687	4,894,948
ProSiebenSat.1 Media SE	145,779	4,884,061
QIAGEN N.V. *	158,655	5,084,383
RTL Group S.A.	24,577	1,862,748
RWE AG *	349,275	8,701,624
SAP SE	623,760	65,333,898
Siemens AG	522,046	68,148,492
Suedzucker AG	101,899	2,163,697
Symrise AG	81,785	5,970,176
Telefonica Deutschland Holding AG	499,371	2,698,969
ThyssenKrupp AG	295,006	8,834,951
Uniper SE	137,285	3,413,706
United Internet AG	78,428	4,648,164
Volkswagen AG	24,833	3,827,779
Vonovia SE	302,267	12,759,257
Wacker Chemie AG	14,044	1,797,422
Wirecard AG	85,626	7,289,949
Zalando SE *	84,560	3,999,719
		880,510,511

Hong Kong 3.4%
AAC Technologies Holdings, Inc.	447,957	8,167,619
AIA Group Ltd.	8,315,068	63,799,019

3
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
ASM Pacific Technology Ltd.	204,015	2,523,322
BOC Hong Kong Holdings Ltd.	2,726,690	13,883,510
Brightoil Petroleum Holdings Ltd. *	2,854,619	703,948
Cathay Pacific Airways Ltd.	647,712	961,664
Cheung Kong Property Holdings Ltd.	1,949,891	17,115,999
China Mengniu Dairy Co., Ltd.	2,005,536	4,684,269
China Travel International Investment Hong Kong Ltd.	3,778,528	1,182,834
CK Hutchison Holdings Ltd.	2,045,567	26,763,866
CK Infrastructure Holdings Ltd.	422,324	3,825,843
CLP Holdings Ltd.	1,129,324	11,926,049
Esprit Holdings Ltd. *	1,755,500	1,016,095
Galaxy Entertainment Group Ltd.	1,499,699	9,408,509
Haitong International Securities Group Ltd.	3,200,412	1,885,133
Hang Lung Group Ltd.	511,455	1,927,812
Hang Lung Properties Ltd.	1,367,124	3,325,907
Hang Seng Bank Ltd.	530,363	12,197,783
Henderson Land Development Co., Ltd.	804,684	4,986,574
Hong Kong & China Gas Co., Ltd.	5,592,597	10,575,732
Hong Kong Exchanges & Clearing Ltd.	836,088	22,818,570
Hongkong Land Holdings Ltd.	815,712	6,044,426
Hopewell Holdings Ltd.	780,516	3,066,635
Hysan Development Co., Ltd.	366,104	1,693,356
I-CABLE Communications Ltd. *	672,823	24,931
Jardine Matheson Holdings Ltd.	146,269	9,611,336
Jardine Strategic Holdings Ltd.	149,568	6,558,557
Kerry Properties Ltd.	541,322	2,144,137
Li & Fung Ltd.	5,387,462	2,429,932
Link REIT	1,608,682	13,278,160
Minth Group Ltd.	454,797	2,094,875
MTR Corp. Ltd.	975,274	5,701,025
New World Development Co., Ltd.	3,929,781	5,372,635
NWS Holdings Ltd.	1,310,911	2,519,163
PCCW Ltd.	3,511,000	1,955,926
Power Assets Holdings Ltd.	997,722	8,796,174
PRADA S.p.A.	344,674	1,252,928
Samsonite International S.A.	1,255,053	5,147,570
Sands China Ltd.	1,852,981	8,298,396
Semiconductor Manufacturing International Corp. *	2,126,461	1,999,726
Shui On Land Ltd.	5,266,500	1,231,426
Sino Land Co., Ltd.	2,117,547	3,663,422
Sun Art Retail Group Ltd.	1,355,994	1,249,189
Sun Hung Kai Properties Ltd.	960,518	16,028,167
Swire Pacific Ltd., Class A	429,100	4,366,963
Swire Properties Ltd.	1,019,944	3,531,676
Techtronic Industries Co., Ltd.	909,591	4,706,915
The Bank of East Asia Ltd.	1,040,244	4,764,963
The Wharf Holdings Ltd.	871,847	8,304,684
Tingyi Cayman Islands Holding Corp.	1,662,070	2,212,851
VTech Holdings Ltd.	133,938	1,882,486
Want Want China Holdings Ltd.	3,225,412	2,134,765
WH Group Ltd.	6,055,267	6,328,806
Wheelock & Co., Ltd.	563,074	4,212,380
Wynn Macau Ltd.	1,331,247	2,922,247
Xinyi Glass Holdings Ltd.	1,583,951	1,578,598
Xinyi Solar Holdings Ltd.	2,749,407	934,450
Yue Yuen Industrial Holdings Ltd.	591,618	2,562,573
		384,286,506

Ireland 0.2%
Allied Irish Banks plc	464,299	2,763,336
Bank of Ireland Group plc *	619,713	5,157,435
Glanbia plc	137,782	2,573,439
Kerry Group plc, A Shares	88,283	8,210,991
Security	Number of Shares	Value ($)
Kingspan Group plc	99,472	3,843,522
Ryanair Holdings plc *	111,450	2,365,838
		24,914,561

Israel 0.4%
Azrieli Group Ltd.	28,088	1,618,722
Bank Hapoalim B.M.	800,508	5,385,599
Bank Leumi Le-Israel	1,057,638	5,537,881
Bezeq The Israeli Telecommunication Corp., Ltd.	2,100,529	3,092,243
Elbit Systems Ltd.	15,264	2,100,228
First International Bank of Israel Ltd.	92,048	1,680,996
Frutarom Industries Ltd.	25,793	1,979,071
Gazit-Globe Ltd.	103,285	1,005,594
Israel Chemicals Ltd.	478,661	2,063,234
Israel Discount Bank Ltd., A Shares *	963,191	2,400,289
Mizrahi Tefahot Bank Ltd.	130,504	2,324,341
NICE Ltd.	42,923	3,322,160
Teva Pharmaceutical Industries Ltd.	619,066	10,024,773
Tower Semiconductor Ltd. *	44,176	1,305,579
		43,840,710

Italy 2.2%
Assicurazioni Generali S.p.A.	927,900	16,591,825
Atlantia S.p.A.	369,680	11,866,834
Banca Mediolanum S.p.A.	166,131	1,402,343
Buzzi Unicem S.p.A.	43,000	1,051,082
CNH Industrial N.V.	618,640	7,009,322
Davide Campari-Milano S.p.A.	458,574	3,314,806
Enel S.p.A.	5,089,564	30,769,233
Eni S.p.A.	1,643,370	25,731,569
EXOR N.V.	84,320	5,403,367
Ferrari N.V.	99,078	11,319,983
Fiat Chrysler Automobiles N.V. *	699,013	10,512,861
FinecoBank Banca Fineco S.p.A.	250,185	2,146,064
GEDI Gruppo Editoriale S.p.A. *	31,587	26,982
Intesa Sanpaolo S.p.A.	8,749,786	29,501,819
Italgas S.p.A.	317,920	1,793,113
Leonardo S.p.A.	285,520	4,823,650
Luxottica Group S.p.A.	107,620	6,186,352
Mediobanca S.p.A.	410,787	4,209,874
Moncler S.p.A.	100,789	2,860,294
Parmalat S.p.A.	337,593	1,236,202
Poste Italiane S.p.A.	264,784	1,921,864
Prysmian S.p.A.	144,466	4,537,782
Recordati S.p.A.	91,782	3,926,122
Saipem S.p.A. *	441,744	1,637,540
Snam S.p.A.	1,594,299	7,752,437
Telecom Italia S.p.A. *	6,340,918	6,064,895
Telecom Italia S.p.A. - RSP	4,550,256	3,529,893
Tenaris S.A.	323,012	4,312,643
Terna Rete Elettrica Nazionale S.p.A.	1,098,943	6,480,402
UniCredit S.p.A. *	1,528,910	31,064,840
Unione di Banche Italiane S.p.A.	986,605	4,548,794
UnipolSai Assicurazioni S.p.A.	699,919	1,586,878
		255,121,665

Japan 21.3%
ABC-Mart, Inc.	28,691	1,472,871
Acom Co., Ltd. *	390,865	1,598,121
Advantest Corp.	152,239	2,535,472
Aeon Co., Ltd.	510,380	7,521,682
AEON Financial Service Co., Ltd.	133,822	2,834,264
Aeon Mall Co., Ltd.	91,912	1,650,174
Air Water, Inc.	169,048	3,114,931

4
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Aisin Seiki Co., Ltd.	134,434	6,754,679
Ajinomoto Co., Inc.	366,104	7,223,286
Alfresa Holdings Corp.	141,304	2,656,351
Alps Electric Co., Ltd.	158,999	4,362,866
Amada Holdings Co., Ltd.	281,125	3,083,026
ANA Holdings, Inc.	867,959	3,216,007
Aoyama Trading Co., Ltd.	64,118	2,347,770
Aozora Bank Ltd.	874,739	3,306,300
Asahi Glass Co., Ltd.	137,548	5,361,448
Asahi Group Holdings Ltd.	264,171	11,494,775
Asahi Intecc Co., Ltd.	41,601	2,177,192
Asahi Kasei Corp.	889,771	10,647,178
Asics Corp.	126,886	1,910,323
Astellas Pharma, Inc.	1,450,322	18,231,151
Azbil Corp.	49,334	2,052,969
Bandai Namco Holdings, Inc.	144,473	4,837,207
Benesse Holdings, Inc.	71,268	2,739,085
Bridgestone Corp.	439,371	18,838,740
Brother Industries Ltd.	189,818	4,494,509
Calbee, Inc.	49,330	1,685,270
Canon, Inc.	720,991	25,247,132
Casio Computer Co., Ltd.	162,046	2,288,020
Central Japan Railway Co.	124,075	21,002,337
Chubu Electric Power Co., Inc.	496,728	6,485,536
Chugai Pharmaceutical Co., Ltd.	155,144	6,301,051
Citizen Watch Co., Ltd.	267,264	1,891,683
Coca-Cola Bottlers Japan, Inc.	76,107	2,606,972
COMSYS Holdings Corp.	123,280	2,647,955
Concordia Financial Group Ltd.	882,737	4,217,985
Credit Saison Co., Ltd.	162,346	2,942,761
CyberAgent, Inc.	70,820	2,313,265
Dai Nippon Printing Co., Ltd.	443,126	5,226,036
Dai-ichi Life Holdings, Inc.	822,137	13,221,720
Daicel Corp.	239,068	3,043,197
Daifuku Co., Ltd.	61,643	2,680,009
Daiichi Sankyo Co., Ltd. (c)	447,462	10,566,543
Daikin Industries Ltd.	186,414	18,622,769
Daito Trust Construction Co., Ltd.	50,005	8,852,875
Daiwa House Industry Co., Ltd.	451,170	15,770,044
Daiwa Securities Group, Inc.	1,145,326	6,262,559
DeNA Co., Ltd.	106,938	2,285,282
Denka Co., Ltd.	319,909	2,031,768
Denso Corp.	344,406	16,697,714
Dentsu, Inc.	176,430	7,373,960
DIC Corp.	60,936	2,150,975
Disco Corp.	18,914	3,387,197
DMG Mori Co., Ltd.	67,873	1,106,960
Don Quijote Holdings Co., Ltd.	74,380	2,821,520
Dowa Holdings Co., Ltd.	159,225	1,200,770
East Japan Railway Co.	256,440	23,498,068
Ebara Corp.	64,375	1,991,613
Eisai Co., Ltd.	182,740	9,454,130
Electric Power Development Co., Ltd.	137,910	3,771,662
Ezaki Glico Co., Ltd.	40,971	2,174,002
FamilyMart UNY Holdings Co., Ltd.	61,893	3,351,647
FANUC Corp.	133,777	25,938,590
Fast Retailing Co., Ltd.	35,564	10,168,990
Fuji Electric Co., Ltd.	404,724	2,228,446
Fuji Heavy Industries Ltd.	450,516	15,784,024
FUJIFILM Holdings Corp.	253,996	9,974,293
Fujikura Ltd.	147,514	1,198,233
Fujitsu Ltd.	1,415,627	10,484,078
Fukuoka Financial Group, Inc.	531,878	2,334,155
Furukawa Electric Co., Ltd.	45,724	2,476,059
Hakuhodo DY Holdings, Inc.	187,045	2,544,125
Hamamatsu Photonics K.K.	100,112	3,097,232
Hankyu Hanshin Holdings, Inc.	183,201	6,974,488
Haseko Corp.	231,792	2,868,442
Security	Number of Shares	Value ($)
Hikari Tsushin, Inc.	14,054	1,741,746
Hino Motors Ltd.	208,834	2,396,487
Hirose Electric Co., Ltd.	18,866	2,608,945
Hisamitsu Pharmaceutical Co., Inc.	56,650	2,722,865
Hitachi Chemical Co., Ltd.	74,521	2,015,033
Hitachi High-Technologies Corp.	40,434	1,441,972
Hitachi Ltd.	3,132,116	21,542,902
Hitachi Metals Ltd.	172,549	2,303,057
Hokkaido Electric Power Co., Inc.	109,231	831,688
Hokuriku Electric Power Co.	190,377	1,811,055
Honda Motor Co., Ltd.	1,247,195	34,913,754
Hoshizaki Corp.	37,161	3,231,245
Hoya Corp.	257,109	14,705,626
Hulic Co., Ltd.	250,331	2,476,926
Ibiden Co., Ltd.	88,338	1,461,598
Idemitsu Kosan Co., Ltd.	85,000	2,074,414
IHI Corp. *	962,274	3,182,516
Iida Group Holdings Co., Ltd.	92,087	1,563,789
Inpex Corp.	643,557	6,145,543
Isetan Mitsukoshi Holdings Ltd.	284,470	2,925,859
Isuzu Motors Ltd.	380,136	4,966,705
ITOCHU Corp.	1,006,286	16,420,949
Itoham Yonekyu Holdings, Inc.	117,645	1,056,090
J Front Retailing Co., Ltd.	169,632	2,365,847
Japan Airlines Co., Ltd.	45,745	1,570,276
Japan Airport Terminal Co., Ltd.	36,930	1,338,822
Japan Exchange Group, Inc.	377,193	6,419,067
Japan Post Bank Co., Ltd.	285,383	3,630,167
Japan Post Holdings Co., Ltd.	306,481	3,803,862
Japan Post Insurance Co., Ltd.	43,316	931,967
Japan Tobacco, Inc.	807,846	27,627,952
JFE Holdings, Inc.	361,703	7,138,097
JGC Corp.	165,547	2,657,837
JSR Corp.	166,875	3,247,740
JTEKT Corp.	172,649	2,307,529
JXTG Holdings, Inc.	2,283,393	11,045,597
Kagome Co., Ltd.	73,360	2,312,913
Kajima Corp.	604,172	5,538,884
Kakaku.com, Inc.	86,043	1,070,260
Kaken Pharmaceutical Co., Ltd.	28,184	1,487,816
Kaneka Corp.	183,518	1,427,325
Kansai Paint Co., Ltd.	151,543	3,840,209
Kao Corp.	331,152	20,646,602
Kawasaki Heavy Industries Ltd.	1,049,799	3,223,987
Kawasaki Kisen Kaisha Ltd. *(a)	667,889	1,808,386
KDDI Corp.	1,261,987	34,020,674
Keihan Holdings Co., Ltd.	362,843	2,185,761
Keikyu Corp.	347,599	3,688,857
Keio Corp.	502,643	4,178,797
Keisei Electric Railway Co., Ltd.	122,888	3,344,081
Kewpie Corp.	89,997	2,154,662
Keyence Corp.	62,514	32,523,638
Kikkoman Corp.	107,939	3,378,610
Kintetsu Group Holdings Co., Ltd.	1,152,328	4,345,049
Kirin Holdings Co., Ltd.	598,547	13,576,891
Kobayashi Pharmaceutical Co., Ltd.	36,980	2,294,870
Kobe Steel Ltd. *	208,936	2,513,459
Koito Manufacturing Co., Ltd.	77,741	4,838,505
Komatsu Ltd.	649,615	17,559,555
Konami Holdings Corp.	67,529	3,515,729
Konica Minolta, Inc.	341,481	2,724,153
Kose Corp.	18,290	2,293,313
Kubota Corp.	798,028	13,805,609
Kuraray Co., Ltd.	248,864	4,721,316
Kurita Water Industries Ltd.	84,575	2,432,127
Kyocera Corp.	207,347	12,434,038
Kyowa Hakko Kirin Co., Ltd.	173,593	3,045,685
Kyushu Electric Power Co., Inc.	351,100	4,121,581

5
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Kyushu Financial Group, Inc.	316,486	1,926,637
Kyushu Railway Co.	105,760	3,305,601
Lawson, Inc.	46,092	3,094,856
Lion Corp.	165,547	3,288,077
LIXIL Group Corp.	200,757	5,260,614
M3, Inc.	126,870	3,293,364
Mabuchi Motor Co., Ltd.	39,818	1,877,661
Makita Corp.	169,184	6,786,729
Marubeni Corp.	1,081,418	7,029,315
Marui Group Co., Ltd.	174,204	2,435,944
Maruichi Steel Tube Ltd.	59,768	1,767,625
Matsumotokiyoshi Holdings Co., Ltd.	29,649	2,015,033
Mazda Motor Corp.	390,111	5,738,594
Mebuki Financial Group, Inc.	1,083,913	3,840,869
Medipal Holdings Corp.	96,233	1,695,401
Megmilk Snow Brand Co., Ltd.	42,800	1,256,079
MEIJI Holdings Co., Ltd.	94,936	7,556,236
MINEBEA MITSUMI, Inc.	351,487	5,770,825
Miraca Holdings, Inc.	36,490	1,656,074
MISUMI Group, Inc.	215,116	5,513,740
Mitsubishi Chemical Holdings Corp.	948,461	8,815,879
Mitsubishi Corp.	930,447	21,502,743
Mitsubishi Electric Corp.	1,367,429	20,214,492
Mitsubishi Estate Co., Ltd.	818,279	14,081,596
Mitsubishi Gas Chemical Co., Inc.	165,900	4,113,584
Mitsubishi Heavy Industries Ltd.	2,114,078	8,084,821
Mitsubishi Logistics Corp.	126,548	1,529,246
Mitsubishi Materials Corp.	92,371	3,310,954
Mitsubishi Motors Corp.	461,190	3,402,565
Mitsubishi Tanabe Pharma Corp.	177,122	4,345,170
Mitsubishi UFJ Financial Group, Inc.	8,980,194	55,002,260
Mitsubishi UFJ Lease & Finance Co., Ltd.	360,124	1,819,271
Mitsui & Co., Ltd.	1,178,362	17,606,908
Mitsui Chemicals, Inc.	706,308	4,222,703
Mitsui Fudosan Co., Ltd.	646,415	13,966,699
Mitsui OSK Lines Ltd.	882,607	2,830,822
Mizuho Financial Group, Inc.	17,099,528	29,379,618
MonotaRO Co., Ltd.	46,374	1,417,849
Morinaga & Co., Ltd.	22,202	1,270,876
MS&AD Insurance Group Holdings, Inc.	351,100	11,576,794
Murata Manufacturing Co., Ltd.	128,657	19,685,480
Nabtesco Corp.	88,119	3,078,480
Nagoya Railroad Co., Ltd.	541,139	2,419,048
Nankai Electric Railway Co., Ltd.	526,748	2,699,308
NEC Corp.	1,752,923	4,634,750
Nexon Co., Ltd. *	84,924	2,116,541
NGK Insulators Ltd.	180,017	3,357,940
NGK Spark Plug Co., Ltd.	151,543	2,884,632
NH Foods Ltd.	120,034	3,522,713
Nichirei Corp.	75,033	1,981,837
Nidec Corp.	166,158	18,810,909
Nihon M&A Center, Inc.	46,527	2,151,758
Nikon Corp.	279,221	4,599,561
Nintendo Co., Ltd.	73,968	24,624,637
Nippon Electric Glass Co., Ltd.	52,891	2,008,762
Nippon Express Co., Ltd.	600,926	4,144,129
Nippon Kayaku Co., Ltd.	112,645	1,805,431
Nippon Paint Holdings Co., Ltd.	106,484	3,628,157
Nippon Shinyaku Co., Ltd.	39,511	2,746,312
Nippon Shokubai Co., Ltd.	21,968	1,564,866
Nippon Steel & Sumitomo Metal Corp.	528,271	12,597,195
Nippon Telegraph & Telephone Corp.	455,519	22,631,091
Nippon Yusen K.K. *	1,110,316	2,199,245
Nipro Corp.	99,770	1,318,059
Nishi-Nippon Railroad Co., Ltd.	187,927	910,095
Nissan Chemical Industries Ltd.	98,987	3,314,257
Nissan Motor Co., Ltd.	1,328,821	13,196,451
Nisshin Seifun Group, Inc.	233,330	4,051,369
Security	Number of Shares	Value ($)
Nisshin Steel Co., Ltd.	53,415	694,016
Nissin Foods Holdings Co., Ltd.	57,016	3,512,343
Nitori Holdings Co., Ltd.	49,920	7,701,632
Nitto Denko Corp.	109,631	9,660,198
NOK Corp.	89,039	2,001,476
Nomura Holdings, Inc.	2,389,559	13,298,245
Nomura Real Estate Holdings, Inc.	74,476	1,536,753
Nomura Research Institute Ltd.	97,028	3,773,213
NSK Ltd.	300,237	3,559,961
NTN Corp.	317,185	1,279,576
NTT Data Corp.	458,130	4,945,107
NTT DOCOMO, Inc.	889,131	20,628,712
Obayashi Corp.	470,872	5,548,982
Obic Co., Ltd.	66,919	4,189,278
Odakyu Electric Railway Co., Ltd.	215,422	4,169,079
Oji Holdings Corp.	602,191	3,157,044
Olympus Corp.	191,703	6,610,148
Omron Corp.	127,508	6,395,095
Ono Pharmaceutical Co., Ltd.	324,156	6,600,342
Oracle Corp. Japan	33,507	2,475,122
Oriental Land Co., Ltd.	137,493	10,317,597
ORIX Corp.	912,223	14,583,467
Osaka Gas Co., Ltd.	1,595,366	6,234,480
Otsuka Corp.	49,514	3,275,140
Otsuka Holdings Co., Ltd.	305,971	12,312,789
Panasonic Corp.	1,451,065	19,321,604
Park24 Co., Ltd.	72,364	1,737,762
PeptiDream, Inc. *(a)	74,168	2,584,357
Persol Holdings Co., Ltd.	117,154	2,377,994
Pigeon Corp.	80,812	3,124,251
Pola Orbis Holdings, Inc.	39,237	1,260,247
Rakuten, Inc.	655,347	7,773,537
Recruit Holdings Co., Ltd.	832,143	16,565,740
Resona Holdings, Inc.	1,518,428	7,568,686
Resorttrust, Inc.	74,521	1,392,783
Ricoh Co., Ltd.	439,625	4,397,848
Rinnai Corp.	29,914	2,595,663
Rohm Co., Ltd.	57,337	4,459,429
Rohto Pharmaceutical Co., Ltd.	67,519	1,565,587
Ryohin Keikaku Co., Ltd.	18,086	5,012,021
Sanrio Co., Ltd. (a)	66,919	1,220,302
Santen Pharmaceutical Co., Ltd.	292,117	4,527,999
Sapporo Holdings Ltd.	33,436	970,634
Sawai Pharmaceutical Co., Ltd.	22,686	1,238,805
SBI Holdings, Inc.	201,691	2,800,144
SCREEN Holdings Co., Ltd.	25,055	1,618,581
Secom Co., Ltd.	144,413	10,709,603
Sega Sammy Holdings, Inc.	130,237	1,869,657
Seibu Holdings, Inc.	184,830	3,175,664
Seiko Epson Corp.	208,215	5,336,857
Sekisui Chemical Co., Ltd.	281,080	5,235,453
Sekisui House Ltd.	414,318	7,167,558
Seven & i Holdings Co., Ltd.	531,565	21,081,966
Seven Bank Ltd.	351,100	1,330,263
Sharp Corp. *(a)	962,332	2,885,422
Shikoku Electric Power Co., Inc.	124,955	1,625,800
Shimadzu Corp.	175,864	3,229,340
Shimamura Co., Ltd.	21,154	2,579,381
Shimano, Inc.	53,225	7,186,294
Shimizu Corp.	474,635	4,899,013
Shin-Etsu Chemical Co., Ltd.	289,024	25,535,793
Shinsei Bank Ltd.	1,218,847	1,949,092
Shionogi & Co., Ltd.	204,458	10,765,347
Shiseido Co., Ltd.	278,181	11,523,053
Shochiku Co., Ltd.	9,539	1,351,157
Showa Denko K.K.	143,011	3,795,522
Showa Shell Sekiyu K.K.	204,614	2,240,231
SMC Corp.	39,938	13,684,009

6
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
SoftBank Group Corp.	581,299	47,122,930
Sohgo Security Services Co., Ltd.	46,574	2,033,328
Sojitz Corp.	824,659	2,210,380
Sompo Holdings, Inc.	257,818	9,686,330
Sony Corp.	837,684	33,009,590
Sony Financial Holdings, Inc.	106,330	1,682,963
Sotetsu Holdings, Inc.	249,661	1,211,330
Square Enix Holdings Co., Ltd.	73,821	2,592,387
Stanley Electric Co., Ltd.	119,734	3,970,826
Start Today Co., Ltd.	108,956	3,385,694
Sugi Holdings Co., Ltd.	32,209	1,700,293
Sumco Corp.	180,073	2,643,994
Sumitomo Chemical Co., Ltd.	1,259,106	7,539,077
Sumitomo Corp.	837,228	11,840,318
Sumitomo Dainippon Pharma Co., Ltd.	123,079	1,670,725
Sumitomo Electric Industries Ltd.	544,676	8,522,007
Sumitomo Forestry Co., Ltd.	128,243	1,997,170
Sumitomo Heavy Industries Ltd.	456,770	3,403,156
Sumitomo Metal Mining Co., Ltd.	317,632	5,468,950
Sumitomo Mitsui Financial Group, Inc.	924,213	34,546,723
Sumitomo Mitsui Trust Holdings, Inc.	256,736	8,878,223
Sumitomo Osaka Cement Co., Ltd.	535,513	2,398,763
Sumitomo Realty & Development Co., Ltd.	317,533	9,598,694
Sumitomo Rubber Industries Ltd.	147,756	2,447,385
Sundrug Co., Ltd.	57,616	2,384,526
Suntory Beverage & Food Ltd.	91,394	4,218,440
Suruga Bank Ltd.	137,539	2,939,231
Suzuken Co., Ltd.	63,218	2,300,455
Suzuki Motor Corp.	282,265	14,172,237
Sysmex Corp.	96,369	5,936,597
T&D Holdings, Inc.	468,547	6,421,980
Taiheiyo Cement Corp.	892,820	3,439,539
Taisei Corp.	713,160	7,147,151
Taisho Pharmaceutical Holdings Co., Ltd.	28,658	2,234,105
Takashimaya Co., Ltd.	225,064	2,063,325
Takeda Pharmaceutical Co., Ltd.	520,348	28,731,190
TDK Corp.	81,202	5,437,568
Teijin Ltd.	133,670	2,710,807
Terumo Corp.	202,804	7,831,337
The Bank of Kyoto Ltd.	288,082	2,661,997
The Chiba Bank Ltd.	450,128	3,010,124
The Chugoku Bank Ltd.	162,037	2,181,890
The Chugoku Electric Power Co., Inc.	243,137	2,801,179
The Gunma Bank Ltd.	362,878	2,123,328
The Hachijuni Bank Ltd.	356,517	2,170,329
The Hiroshima Bank Ltd.	461,149	1,851,970
The Iyo Bank Ltd.	275,354	2,084,044
The Japan Steel Works Ltd.	68,117	1,382,021
The Juroku Bank Ltd.	359,102	1,102,821
The Kansai Electric Power Co., Inc.	520,973	7,289,646
The San-In Godo Bank Ltd.	120,796	1,003,158
The Shiga Bank Ltd.	200,557	1,055,084
The Shizuoka Bank Ltd.	380,108	3,318,951
The Yokohama Rubber Co., Ltd.	81,562	1,508,074
THK Co., Ltd.	95,821	3,195,194
TIS, Inc.	71,791	2,116,680
Tobu Railway Co., Ltd.	794,226	4,387,511
Toda Corp.	122,078	876,264
Toho Co., Ltd.	91,426	3,393,378
Toho Gas Co., Ltd.	379,658	2,500,927
Tohoku Electric Power Co., Inc.	351,100	4,797,878
Tokio Marine Holdings, Inc.	482,088	19,229,205
Tokyo Electric Power Co. Holdings, Inc. *	1,094,313	4,424,580
Tokyo Electron Ltd.	109,165	15,334,280
Tokyo Gas Co., Ltd.	1,284,670	6,807,374
Tokyo Tatemono Co., Ltd.	116,012	1,427,224
Tokyu Corp.	333,595	4,849,646
Security	Number of Shares	Value ($)
Tokyu Fudosan Holdings Corp.	351,100	2,092,691
Topcon Corp.	71,980	1,269,427
Toppan Printing Co., Ltd.	432,623	4,327,802
Toray Industries, Inc.	1,068,238	10,162,141
Toshiba Corp. *	2,543,746	7,072,381
Tosoh Corp.	436,300	5,113,820
TOTO Ltd.	116,024	4,411,779
Toyo Seikan Group Holdings Ltd.	93,293	1,536,800
Toyo Suisan Kaisha Ltd.	74,721	2,759,775
Toyo Tire & Rubber Co., Ltd.	71,740	1,381,872
Toyota Industries Corp.	106,181	5,653,468
Toyota Motor Corp.	1,808,427	101,594,622
Toyota Tsusho Corp.	187,274	5,759,790
Trend Micro, Inc.	92,636	4,284,184
Tsumura & Co.	50,044	1,884,721
Tsuruha Holdings, Inc.	28,808	3,426,283
Ube Industries Ltd.	696,944	1,988,374
Unicharm Corp.	270,631	6,361,279
USS Co., Ltd.	181,554	3,564,766
Wacoal Holdings Corp.	71,020	1,011,806
Welcia Holdings Co., Ltd.	70,970	2,782,442
West Japan Railway Co.	127,241	9,238,441
Yahoo Japan Corp.	839,413	3,843,941
Yakult Honsha Co., Ltd.	64,650	4,476,040
Yamada Denki Co., Ltd.	639,982	3,459,834
Yamaguchi Financial Group, Inc.	179,156	2,024,987
Yamaha Corp.	110,641	3,850,218
Yamaha Motor Co., Ltd.	204,212	5,770,483
Yamato Holdings Co., Ltd.	256,383	5,460,310
Yamazaki Baking Co., Ltd.	88,059	1,667,408
Yaskawa Electric Corp.	151,543	4,585,119
Yokogawa Electric Corp.	170,596	2,655,197
Zenkoku Hosho Co., Ltd.	55,067	2,234,001
		2,431,523,449

Netherlands 3.0%
ABN AMRO Group N.V.	246,770	6,906,276
Aegon N.V.	1,240,828	7,075,154
Akzo Nobel N.V.	173,025	15,798,477
Altice N.V., A Shares *	432,901	9,969,270
Altice N.V., B Shares *	57,102	1,318,735
ArcelorMittal *	442,601	11,808,110
ASML Holding N.V.	218,816	33,949,605
Boskalis Westminster	81,631	2,664,051
Gemalto N.V.	74,145	4,001,612
Heineken Holding N.V.	77,242	7,616,627
Heineken N.V.	146,113	15,309,386
ING Groep N.V.	2,609,509	46,226,414
Koninklijke Ahold Delhaize N.V.	815,907	14,647,474
Koninklijke DSM N.V.	133,009	10,077,901
Koninklijke KPN N.V.	2,117,476	7,479,392
Koninklijke Philips N.V.	648,424	24,499,550
Koninklijke Vopak N.V.	63,986	2,704,773
NN Group N.V.	225,755	8,947,114
Randstad Holding N.V.	78,212	4,566,088
RELX N.V.	577,876	12,115,888
Unibail-Rodamco SE	67,361	17,102,250
Unilever N.V. CVA	1,060,467	63,052,041
Wolters Kluwer N.V.	210,660	9,190,394
		337,026,582

New Zealand 0.2%
Auckland International Airport Ltd.	844,750	4,108,018
Contact Energy Ltd.	608,269	2,430,884
Fisher & Paykel Healthcare Corp., Ltd.	440,117	3,710,043
Fletcher Building Ltd.	563,989	3,296,060

7
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Kiwi Property Group Ltd.	1,903,519	1,840,455
Ryman Healthcare Ltd.	444,740	2,892,187
SKYCITY Entertainment Group Ltd.	716,560	1,950,161
Spark New Zealand Ltd.	1,397,378	3,918,140
		24,145,948

Norway 0.6%
Aker BP A.S.A.	43,641	796,548
DNB A.S.A.	681,837	13,277,673
Gjensidige Forsikring A.S.A.	154,484	2,696,572
Marine Harvest A.S.A. *	221,558	4,388,528
Norsk Hydro A.S.A.	821,938	5,916,377
Orkla A.S.A.	602,239	6,165,715
Schibsted A.S.A., B Shares	63,198	1,445,946
Schibsted A.S.A., Class A	63,198	1,531,241
Statoil A.S.A.	682,789	12,901,275
Telenor A.S.A.	452,919	9,145,880
Yara International A.S.A.	123,312	5,029,261
		63,295,016

Portugal 0.1%
Banco Espirito Santo S.A. *(c)	505,213	—
EDP - Energias de Portugal S.A.	1,584,561	6,075,525
Galp Energia, SGPS, S.A.	415,181	6,866,094
Jeronimo Martins, SGPS, S.A.	165,501	3,297,766
		16,239,385

Republic of Korea 4.2%
Amorepacific Corp.	23,594	6,026,137
AMOREPACIFIC Group	18,347	2,180,293
BGF retail Co., Ltd.	8,000	647,038
BNK Financial Group, Inc.	271,769	2,376,412
Celltrion, Inc. *	59,093	6,031,930
Cheil Worldwide, Inc.	46,165	777,878
CJ CheilJedang Corp.	5,790	1,861,365
CJ Corp.	6,762	1,061,435
CJ Logistics Corp. *	9,087	1,361,922
Coway Co., Ltd.	30,955	2,712,269
Daelim Industrial Co., Ltd.	14,143	1,051,067
Dongbu Insurance Co., Ltd.	31,646	2,110,482
Doosan Heavy Industries & Construction Co., Ltd.	27,688	441,987
Doosan Infracore Co., Ltd. *	53,426	396,573
E-MART, Inc.	15,172	3,013,948
GS Holdings Corp.	36,954	2,313,722
Hana Financial Group, Inc.	187,831	8,162,220
Hankook Tire Co., Ltd.	53,619	2,805,535
Hanon Systems	194,268	1,989,886
Hanssem Co., Ltd.	4,786	721,550
Hanwha Chemical Corp.	35,831	1,123,294
Hanwha Corp.	40,000	1,743,526
Hanwha Life Insurance Co., Ltd.	301,524	1,957,392
Hanwha Techwin Co., Ltd. *	14,690	505,474
Hotel Shilla Co., Ltd.	26,539	1,456,868
Hyosung Corp.	17,224	2,421,075
Hyundai Construction Equipment Co., Ltd. *	4,576	1,361,518
Hyundai Department Store Co., Ltd.	15,600	1,336,431
Hyundai Development Co-Engineering & Construction	32,264	1,077,279
Hyundai Engineering & Construction Co., Ltd.	78,076	2,814,641
Hyundai Glovis Co., Ltd.	17,714	2,434,968
Hyundai Heavy Industries Co., Ltd. *	20,431	2,690,674
Security	Number of Shares	Value ($)
Hyundai Marine & Fire Insurance Co., Ltd.	51,234	2,099,158
Hyundai Mobis Co., Ltd.	42,168	8,825,513
Hyundai Motor Co.	97,641	12,166,159
Hyundai Robotics Co., Ltd. *	3,346	1,314,542
Hyundai Steel Co.	59,380	3,038,512
Hyundai Wia Corp.	8,595	533,567
Industrial Bank of Korea	90,000	1,193,242
Kakao Corp.	13,976	1,524,519
Kangwon Land, Inc.	98,795	3,022,727
KB Financial Group, Inc. ADR	294,069	14,444,669
KCC Corp.	3,973	1,395,271
KEPCO Plant Service & Engineering Co., Ltd.	11,174	453,362
Kia Motors Corp.	171,094	5,378,931
Korea Aerospace Industries Ltd.	36,992	1,517,276
Korea Electric Power Corp. ADR	351,100	6,793,785
Korea Investment Holdings Co., Ltd.	18,000	1,048,776
Korea Zinc Co., Ltd.	7,524	3,443,051
Korean Air Lines Co., Ltd. *	20,781	611,856
KT Corp. ADR	119,652	1,973,061
KT&G Corp.	74,065	7,520,790
Kumho Petrochemical Co., Ltd.	10,221	714,273
LG Chem Ltd.	30,912	10,389,897
LG Corp.	62,925	4,687,566
LG Display Co., Ltd. ADR	351,100	4,904,867
LG Electronics, Inc.	80,148	5,792,889
LG Household & Health Care Ltd.	6,009	5,115,857
LG Uplus Corp.	155,054	1,897,610
Lotte Chemical Corp.	8,908	3,156,036
Lotte Chilsung Beverage Co., Ltd.	969	1,329,410
Lotte Confectionery Co., Ltd.	9,560	1,674,441
Lotte Shopping Co., Ltd.	8,088	1,843,398
LS Corp.	17,626	1,320,856
Mando Corp.	7,921	1,682,405
Mirae Asset Daewoo Co., Ltd.	307,323	2,766,343
NAVER Corp.	17,069	11,428,782
NCSoft Corp.	10,001	3,410,238
Neoplux Co., Ltd. *(c)	390	—
Netmarble Games Corp. *	16,577	2,271,325
NHN Entertainment Corp. *	25,051	1,424,059
OCI Co., Ltd.	10,000	871,763
Orion Corp. *	20,903	1,618,333
Orion Holdings Corp.	10,866	265,001
POSCO ADR	204,989	15,501,268
S-1 Corp.	6,932	551,437
S-Oil Corp.	33,943	3,777,799
Samsung Biologics Co., Ltd. *	14,000	3,513,657
Samsung C&T Corp.	51,798	5,925,809
Samsung Card Co., Ltd.	32,702	1,075,953
Samsung Electro-Mechanics Co., Ltd.	45,129	4,042,239
Samsung Electronics Co., Ltd. GDR	133,703	137,580,387
Samsung Engineering Co., Ltd. *	97,361	923,876
Samsung Fire & Marine Insurance Co., Ltd.	19,199	4,707,807
Samsung Heavy Industries Co., Ltd. *	166,318	1,578,222
Samsung Life Insurance Co., Ltd.	45,416	4,651,958
Samsung SDI Co., Ltd.	40,893	7,126,175
Samsung SDS Co., Ltd.	23,160	3,440,316
Samsung Securities Co., Ltd.	30,959	1,003,504
Shinhan Financial Group Co., Ltd. ADR	331,234	15,309,635
Shinsegae Co., Ltd.	6,069	1,038,770
SK Holdings Co., Ltd.	21,531	5,107,789
SK Hynix, Inc.	358,297	21,797,778
SK Innovation Co., Ltd.	38,578	6,449,054
SK Telecom Co., Ltd. ADR	184,019	4,653,840

8
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Woori Bank	387,149	6,386,104
Yuhan Corp.	7,127	1,428,434
		473,402,716

Singapore 1.1%
Ascendas Real Estate Investment Trust	1,190,882	2,332,655
CapitaLand Commercial Trust	2,132,161	2,731,929
CapitaLand Ltd.	1,807,035	5,029,891
CapitaLand Mall Trust	2,079,496	3,322,906
City Developments Ltd.	421,419	3,633,885
ComfortDelGro Corp., Ltd.	2,147,327	3,621,045
DBS Group Holdings Ltd.	1,219,156	18,511,780
Genting Singapore plc	4,206,198	3,670,357
Global Logistic Properties Ltd.	1,503,585	3,587,346
Golden Agri-Resources Ltd.	5,439,191	1,582,092
Jardine Cycle & Carriage Ltd.	64,762	1,904,232
Keppel Corp., Ltd.	1,005,318	4,671,249
Oversea-Chinese Banking Corp., Ltd.	2,340,504	19,251,421
SATS Ltd.	215,819	767,604
Sembcorp Industries Ltd.	1,124,420	2,467,431
Singapore Airlines Ltd.	355,228	2,696,908
Singapore Exchange Ltd.	474,347	2,619,737
Singapore Post Ltd.	1,889,264	1,752,925
Singapore Press Holdings Ltd.	937,767	1,905,918
Singapore Technologies Engineering Ltd.	1,192,575	3,205,375
Singapore Telecommunications Ltd.	4,603,945	12,543,885
Suntec Real Estate Investment Trust	946,271	1,320,459
United Overseas Bank Ltd.	829,296	14,674,509
UOL Group Ltd.	400,263	2,411,010
Venture Corp., Ltd.	253,072	2,944,431
Wilmar International Ltd.	1,572,943	3,845,487
Wing Tai Holdings Ltd.	1,011,509	1,586,535
Yangzijiang Shipbuilding Holdings Ltd.	1,525,702	1,679,620
		130,272,622

Spain 3.0%
Abertis Infraestructuras S.A.	452,975	9,155,210
Acciona S.A.	32,594	2,781,933
ACS, Actividades de Construccion y Servicios S.A.	140,440	5,302,937
Aena S.A.	48,054	9,372,402
Amadeus IT Group S.A.	273,858	16,953,452
Banco Bilbao Vizcaya Argentaria S.A.	4,491,762	39,635,362
Banco de Sabadell S.A.	4,066,255	8,929,079
Banco Santander S.A.	10,738,598	69,695,673
Bankia S.A.	591,021	2,873,195
Bankinter S.A.	477,599	4,548,216
CaixaBank S.A.	2,438,087	12,574,302
Corporacion Financiera Alba S.A.	24,583	1,470,104
Distribuidora Internacional de Alimentacion S.A.	484,926	3,064,824
Enagas S.A.	157,995	4,649,983
Endesa S.A.	225,392	5,430,380
Ferrovial S.A.	354,611	8,071,471
Gas Natural SDG S.A.	225,386	5,471,770
Grifols S.A.	223,317	6,305,660
Iberdrola S.A.	3,977,313	32,443,099
Industria de Diseno Textil S.A.	716,650	27,192,372
Mapfre S.A.	731,712	2,586,308
Mediaset Espana Comunicacion S.A.	94,797	1,097,738
Merlin Properties Socimi S.A.	213,633	2,939,913
Red Electrica Corp. S.A.	304,178	6,822,283
Repsol S.A.	779,118	13,366,408
Security	Number of Shares	Value ($)
Siemens Gamesa Renewable Energy S.A.	172,520	2,573,092
Telefonica S.A.	3,032,157	32,657,060
		337,964,226

Sweden 2.5%
Alfa Laval AB	178,696	4,042,210
Assa Abloy AB, B Shares	611,904	13,211,070
Atlas Copco AB, A Shares	436,954	17,099,597
Atlas Copco AB, B Shares	264,487	9,426,318
Boliden AB	179,938	6,286,360
Electrolux AB, Series B	165,552	6,010,540
Essity AB, B Shares *	392,075	10,869,416
Fastighets AB Balder, B Shares *	110,728	2,912,448
Getinge AB, B Shares	112,674	2,089,978
Hennes & Mauritz AB, B Shares	662,198	16,726,900
Hexagon AB, B Shares	172,039	8,429,692
Husqvarna AB, B Shares	254,868	2,567,145
ICA Gruppen AB	81,831	3,257,876
Industrivarden AB, A Shares	203,638	5,082,409
Industrivarden AB, C Shares	88,973	2,104,308
Investor AB, B Shares	292,885	13,677,426
Kinnevik AB, B Shares	140,771	4,229,844
L E Lundbergfortagen AB, B Shares	16,392	1,267,919
Lundin Petroleum AB *	140,465	3,009,706
Nordea Bank AB	2,132,034	28,642,002
Sandvik AB	653,046	10,775,565
Securitas AB, B Shares	232,897	3,822,422
Skandinaviska Enskilda Banken AB, A Shares	934,332	12,140,968
Skanska AB, B Shares	263,617	5,946,609
SKF AB, B Shares	289,236	5,772,107
Svenska Cellulosa AB SCA, B Shares	437,707	3,644,189
Svenska Handelsbanken AB, A Shares	1,023,863	15,285,858
Swedbank AB, A Shares	723,432	19,528,259
Swedish Match AB	135,719	4,831,909
Tele2 AB, B Shares	319,501	3,714,031
Telefonaktiebolaget LM Ericsson, B Shares	2,034,275	11,905,495
Telia Co. AB	1,783,794	8,496,018
Trelleborg AB, B Shares	187,540	4,461,450
Volvo AB, B Shares	1,085,729	18,515,388
		289,783,432

Switzerland 7.3%
ABB Ltd.	1,318,984	30,469,766
Actelion Ltd. *	57,716	16,140,661
Adecco Group AG	109,809	7,941,442
Aryzta AG *	55,220	1,736,471
Baloise Holding AG	31,599	5,020,986
Banque Cantonale Vaudoise	3,511	2,530,039
Barry Callebaut AG *	1,134	1,628,429
Chocoladefabriken Lindt & Sprungli AG	546	6,564,350
Cie Financiere Richemont S.A.	345,285	30,809,770
Clariant AG *	182,754	4,400,549
Credit Suisse Group AG *	1,690,850	24,808,517
DKSH Holding AG	28,088	2,297,312
Dufry AG *	22,373	3,440,925
EMS-Chemie Holding AG	3,938	2,686,118
Flughafen Zuerich AG	8,678	2,122,092
Geberit AG	25,691	11,711,995
Givaudan S.A.	6,266	12,779,771
Helvetia Holding AG	5,562	3,180,353
Idorsia Ltd. *	57,716	1,051,020
Julius Baer Group Ltd. *	162,376	9,056,559
Kuehne & Nagel International AG	35,110	6,346,105
LafargeHolcim Ltd. *	327,802	19,221,272

9
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Lonza Group AG *	50,325	12,714,787
Nestle S.A.	2,136,927	180,893,872
Novartis AG	1,608,313	135,392,842
Pargesa Holding S.A.	17,555	1,419,379
Partners Group Holding AG	12,304	7,963,671
PSP Swiss Property AG	28,509	2,610,606
Roche Holding AG	479,313	121,449,236
Roche Holding AG, Bearer Shares	16,070	4,103,619
Schindler Holding AG	41,308	8,768,550
SGS S.A.	3,511	7,829,420
Sika AG	1,268	8,972,320
Sonova Holding AG	38,621	6,514,531
Straumann Holding AG	7,331	4,687,721
Sulzer AG	10,533	1,161,808
Swiss Life Holding AG *	21,305	7,608,612
Swiss Prime Site AG *	52,665	4,756,839
Swiss Re AG	225,421	20,372,335
Swisscom AG	14,433	7,263,058
Temenos Group AG *	35,773	3,521,463
The Swatch Group AG	61,319	10,747,788
UBS Group AG *	2,389,502	39,286,297
Vifor Pharma AG	31,038	3,129,638
Zurich Insurance Group AG	102,010	30,454,390
		837,567,284

United Kingdom 15.5%
3i Group plc	665,549	8,314,367
Admiral Group plc	127,056	3,161,395
Aggreko plc	190,130	2,207,378
Anglo American plc	876,080	15,832,445
Antofagasta plc	278,226	3,710,560
Ashmore Group plc	363,720	1,727,054
Ashtead Group plc	332,380	7,122,435
Associated British Foods plc	233,565	9,997,899
AstraZeneca plc	861,452	50,406,197
Auto Trader Group plc	755,876	3,442,060
Aviva plc	2,740,544	18,451,192
Babcock International Group plc	186,836	1,956,074
BAE Systems plc	2,146,477	16,802,498
Barclays plc	11,407,257	28,089,451
Barratt Developments plc	697,286	5,611,058
Bellway plc	111,514	4,602,435
Berkeley Group Holdings plc	89,109	4,295,469
BHP Billiton plc	1,440,718	27,410,299
Booker Group plc	1,158,809	2,986,367
BP plc	13,034,564	74,766,014
British American Tobacco plc	1,543,138	96,060,125
BT Group plc	5,629,217	21,220,198
Bunzl plc	250,489	7,455,933
Burberry Group plc	317,185	7,344,497
Capita plc	451,020	3,768,835
Capital & Counties Properties plc	541,180	1,891,877
Carnival plc	124,357	8,612,913
Centrica plc	3,765,659	9,699,629
Cobham plc	1,605,129	2,839,761
Coca-Cola HBC AG CDI *	140,440	4,784,688
Compass Group plc	1,111,853	23,667,847
ConvaTec Group plc *	784,223	2,899,155
CRH plc	555,313	19,427,147
Croda International plc	93,713	4,639,365
CYBG plc *	674,688	2,522,910
Daily Mail & General Trust plc, A Shares	154,484	1,241,142
DCC plc	56,721	5,149,039
Derwent London plc	61,262	2,197,666
Diageo plc	1,729,861	57,776,010
Direct Line Insurance Group plc	941,724	4,612,356
Dixons Carphone plc	688,624	1,538,624
Security	Number of Shares	Value ($)
DS Smith plc	625,609	4,012,908
easyJet plc	208,621	3,215,071
Experian plc	648,171	12,979,022
Ferguson plc	174,351	10,341,101
Fresnillo plc	110,210	2,294,900
G4S plc	1,260,835	4,605,880
GKN plc	1,155,119	4,746,600
GlaxoSmithKline plc	3,301,257	65,232,565
Glencore plc *	7,869,727	36,455,235
Halma plc	253,993	3,577,200
Hammerson plc	587,456	4,246,582
Hargreaves Lansdown plc	161,506	2,913,520
Hikma Pharmaceuticals plc	109,166	1,761,137
Howden Joinery Group plc	409,322	2,246,860
HSBC Holdings plc	13,772,394	133,186,890
IMI plc	228,666	3,344,251
Imperial Brands plc	649,697	26,793,536
Inchcape plc	344,951	3,700,352
Informa plc	597,142	5,313,035
Inmarsat plc	338,389	3,191,748
InterContinental Hotels Group plc	122,332	6,078,248
International Consolidated Airlines Group S.A.	668,299	5,265,852
Intertek Group plc	96,717	6,368,323
Intu Properties plc	758,376	2,431,287
Investec plc	433,341	3,294,452
ITV plc	2,483,641	5,075,670
J Sainsbury plc	1,109,856	3,369,328
John Wood Group plc	278,836	2,033,605
Johnson Matthey plc	127,882	4,554,585
Just Eat plc *	495,811	4,254,923
Kingfisher plc	1,609,790	6,200,068
Land Securities Group plc	551,227	7,173,865
Legal & General Group plc	4,094,957	13,729,603
Lloyds Banking Group plc	48,392,213	39,795,469
London Stock Exchange Group plc	236,056	12,014,715
Marks & Spencer Group plc	1,144,586	4,713,641
Mediclinic International plc	260,565	2,566,817
Meggitt plc	535,013	3,571,046
Melrose Industries plc	1,215,382	3,445,378
Merlin Entertainments plc	436,405	2,594,027
Micro Focus International plc	144,470	4,231,345
Mondi plc	235,490	6,411,702
National Grid plc	2,302,284	28,915,533
Next plc	92,701	4,932,086
Old Mutual plc	3,346,190	8,946,848
Paddy Power Betfair plc	57,040	5,008,950
Pearson plc	532,705	4,163,120
Pennon Group plc	285,688	2,989,161
Persimmon plc	194,118	6,650,978
Petrofac Ltd.	176,764	952,987
Polymetal International plc	166,470	1,897,296
Provident Financial plc (a)	96,774	1,101,085
Prudential plc	1,711,378	40,035,342
Randgold Resources Ltd.	63,640	6,486,464
Reckitt Benckiser Group plc	434,573	41,056,936
RELX plc	733,799	15,989,028
Rentokil Initial plc	1,187,830	4,660,612
Rightmove plc	60,026	3,188,223
Rio Tinto plc	823,031	39,732,260
Rolls-Royce Holdings plc *	1,148,829	13,530,160
Royal Bank of Scotland Group plc *	2,282,196	7,407,684
Royal Dutch Shell plc, A Shares	3,065,691	84,022,812
Royal Dutch Shell plc, B Shares	2,515,618	70,032,609
Royal Mail plc	538,835	2,736,993
RPC Group plc	250,084	2,987,218
RSA Insurance Group plc	658,446	5,654,857
Schroders plc	82,829	3,594,644

10
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Segro plc	691,667	4,794,912
Severn Trent plc	179,061	5,235,243
Shire plc	605,003	29,885,074
Sky plc	715,153	8,809,641
Smith & Nephew plc	596,870	10,744,285
Smiths Group plc	289,996	5,773,270
Smurfit Kappa Group plc	176,346	5,367,189
SSE plc	685,399	12,585,187
St. James's Place plc	324,473	4,820,690
Standard Chartered plc *	1,812,835	17,986,653
Standard Life Aberdeen plc	1,845,066	10,213,569
Tate & Lyle plc	317,150	2,793,216
Taylor Wimpey plc	2,157,335	5,573,568
Tesco plc *	5,509,996	12,843,731
The British Land Co. plc	664,217	5,233,688
The Sage Group plc	781,816	6,976,308
The Weir Group plc	151,076	3,494,309
Travis Perkins plc	172,039	3,336,297
TUI AG	300,205	5,059,726
Unilever plc	829,949	48,327,585
United Utilities Group plc	481,564	5,646,726
Vodafone Group plc	18,343,122	52,330,178
Whitbread plc	130,525	6,320,506
William Hill plc	636,880	2,031,934
Wm Morrison Supermarkets plc	1,178,895	3,736,901
Worldpay Group plc	1,104,600	5,935,297
WPP plc	862,201	15,776,048
		1,771,880,323
Total Common Stock
(Cost $10,043,520,632)		11,269,726,297

Preferred Stock 0.7% of net assets

Germany 0.4%
Bayerische Motoren Werke AG	33,082	2,740,989
Fuchs Petrolub SE	46,234	2,566,986
Henkel AG & Co. KGaA	125,555	16,800,595
Porsche Automobil Holding SE	112,352	6,359,517
Sartorius AG	19,844	1,968,560
Volkswagen AG	120,157	17,906,823
		48,343,470

Italy 0.0%
Intesa Sanpaolo S.p.A. - RSP	515,544	1,626,716

Republic of Korea 0.2%
Amorepacific Corp.	4,500	684,418
Hyundai Motor Co., Ltd.	7,653	654,265
Hyundai Motor Co., Ltd. 2nd	18,811	1,701,598
Samsung Electronics Co., Ltd.	11,836	19,786,148
		22,826,429

Spain 0.1%
Grifols S.A., B Shares	141,520	2,900,683
Total Preferred Stock
(Cost $67,505,523)		75,697,298

Security	Number of Shares	Value ($)
Rights 0.0% of net assets

Sweden 0.0%
Getinge AB expires 09/14/17 *	111,306	41,124
Total Rights
(Cost $—)		41,124

Other Investment Companies 0.3% of net assets

United States 0.3%

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (b)	21,469,330	21,469,330

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.92% (b)	12,782,856	12,782,856
Total Other Investment Companies
(Cost $34,252,186)		34,252,186

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 09/15/17	735	71,103,900	560,367
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $12,149,342.
(b)	The rate shown is the 7-day yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

11
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Australia 5.3%
Abacus Property Group	286,607	811,540
Aconex Ltd. *(a)	133,953	433,479
Ainsworth Game Technology Ltd.	138,013	291,177
Altium Ltd.	97,012	767,142
APN Outdoor Group Ltd.	118,207	420,026
ARB Corp., Ltd.	58,679	790,270
Ardent Leisure Group	406,841	622,784
Arena REIT	195,962	359,037
Asaleo Care Ltd.	317,106	393,617
Australian Agricultural Co., Ltd. *(a)	382,947	484,456
Australian Pharmaceutical Industries Ltd.	313,959	364,809
Automotive Holdings Group Ltd. (a)	193,379	490,811
Aveo Group	404,910	835,001
Bapcor Ltd. (a)	187,435	829,545
Beach Energy Ltd.	1,175,335	624,585
Bega Cheese Ltd.	104,050	568,613
Blackmores Ltd. (a)	9,876	885,067
Blue Sky Alternative Investments Ltd.	55,148	464,525
Breville Group Ltd.	94,607	829,915
Brickworks Ltd.	49,563	523,228
BT Investment Management Ltd.	164,626	1,384,074
BWP Trust	380,256	886,704
BWX Ltd. (a)	53,676	240,964
Cabcharge Australia Ltd.	97,872	162,241
Cardno Ltd. *	168,547	187,156
carsales.com Ltd.	182,699	1,969,295
Centuria Industrial REIT	156,662	311,884
Charter Hall Group	368,430	1,656,888
Charter Hall Long Wale REIT	111,167	357,979
Charter Hall Retail REIT	284,827	887,828
Cleanaway Waste Management Ltd.	913,384	1,039,586
Collins Foods Ltd.	55,142	262,415
Corporate Travel Management Ltd. (a)	57,041	983,562
Costa Group Holdings Ltd.	217,396	913,866
Credit Corp. Group Ltd.	29,286	416,946
Cromwell Property Group	1,313,332	989,585
Eclipx Group Ltd.	148,715	426,991
Elders Ltd. *	80,310	298,743
Estia Health Ltd.	151,689	378,983
Evolution Mining Ltd.	812,015	1,558,600
FlexiGroup Ltd.	264,140	355,107
Folkestone Education Trust	195,962	433,642
G.U.D. Holdings Ltd.	79,473	734,976
G8 Education Ltd.	290,430	889,168
Galaxy Resources Ltd. *(a)	290,126	437,215
Gateway Lifestyle	265,221	439,652
Genworth Mortgage Insurance Australia Ltd.	203,976	469,172
Gold Road Resources Ltd. *	627,458	363,298
GrainCorp Ltd., Class A	218,229	1,493,752
Greencross Ltd.	75,171	339,845
Growthpoint Properties Australia Ltd.	125,560	318,681
GWA Group Ltd.	240,457	556,898
Highfield Resources Ltd. *	229,083	212,586
HT&E Ltd.	183,194	326,926
Security	Number of Shares	Value ($)
IDP Education Ltd.	126,157	540,331
Independence Group NL	385,494	1,030,393
Infigen Energy *	463,786	279,567
Ingenia Communities Group	152,081	307,589
Inghams Group Ltd. (a)	113,735	332,871
Investa Office Fund	480,249	1,721,710
InvoCare Ltd.	95,053	1,138,408
IPH Ltd. (a)	78,331	283,305
IRESS Ltd.	106,312	1,021,975
Jacana Minerals Ltd. *(c)	8,715	—
Japara Healthcare Ltd. (a)	176,170	236,142
JB Hi-Fi Ltd. (a)	89,635	1,644,404
Karoon Gas Australia Ltd. *	185,038	166,576
Link Administration Holdings Ltd.	368,929	2,212,176
Liquefied Natural Gas Ltd. *(a)	318,688	135,231
Lynas Corp., Ltd. *(a)	2,610,527	320,934
MACA Ltd.	141,596	215,068
Mantra Group Ltd.	239,300	567,504
Mayne Pharma Group Ltd. *(a)	1,024,326	544,337
McMillan Shakespeare Ltd.	50,903	615,699
Mesoblast Ltd. *(a)	184,494	210,717
Mineral Resources Ltd.	115,004	1,352,724
Monadelphous Group Ltd.	74,048	895,650
Myer Holdings Ltd. (a)	527,410	305,370
MYOB Group Ltd.	266,691	759,378
Nanosonics Ltd. *	154,311	319,442
Navitas Ltd. (a)	260,389	931,439
New South Resources Ltd. *	354,236	434,087
NEXTDC Ltd. *	217,112	788,687
nib Holdings Ltd.	364,586	1,709,002
Nine Entertainment Co. Holdings Ltd.	534,894	579,103
Northern Star Resources Ltd.	453,496	1,873,986
oOh!media Ltd.	100,038	342,771
Orocobre Ltd. *(a)	187,335	573,537
Pact Group Holdings Ltd.	151,228	617,724
Pilbara Minerals Ltd. *	692,320	194,935
Premier Investments Ltd.	75,163	754,732
Primary Health Care Ltd.	377,263	1,023,353
Programmed Maintenance Services Ltd.	172,057	410,766
Qube Holdings Ltd. (a)	877,829	1,754,550
Quintis Ltd. (a)(c)	227,692	39,956
RCR Tomlinson Ltd.	114,120	360,247
Regis Healthcare Ltd. (a)	91,237	243,145
Regis Resources Ltd.	394,145	1,297,356
Reliance Worldwide Corp., Ltd. (a)	354,984	1,024,862
Resolute Mining Ltd.	417,297	400,485
Retail Food Group Ltd. (a)	119,370	473,391
Sandfire Resources NL	134,416	631,143
Saracen Mineral Holdings Ltd. *	611,733	662,292
Select Harvests Ltd. (a)	68,691	223,922
Senex Energy Ltd. *(a)	809,795	166,995
Seven Group Holdings Ltd.	75,823	766,772
SG Fleet Group Ltd.	97,872	319,824
Sigma Healthcare Ltd.	813,820	551,886
Sirtex Medical Ltd.	37,261	443,303
SmartGroup Corp., Ltd.	35,940	253,702
Southern Cross Media Group Ltd.	652,113	669,804
SpeedCast International Ltd.	209,633	605,224
Spotless Group Holdings Ltd.	113,823	99,307

12
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
St. Barbara Ltd. *	395,396	884,375
Starpharma Holdings Ltd. *	357,745	295,095
Steadfast Group Ltd.	316,167	674,565
Super Retail Group Ltd.	126,070	809,938
Superloop Ltd. *	130,248	255,166
Syrah Resources Ltd. *(a)	190,238	452,662
Tassal Group Ltd.	107,224	330,824
Technology One Ltd.	153,153	606,152
Tox Free Solutions Ltd.	144,555	260,264
Village Roadshow Ltd.	73,942	217,581
Virgin Australia International Holdings Ltd. *(c)	424,000	—
Virtus Health Ltd.	28,029	128,941
Viva Energy REIT	289,735	498,673
Washington H Soul Pattinson & Co., Ltd.	75,840	1,064,699
Webjet Ltd. (a)	66,759	630,633
Western Areas Ltd. *(a)	175,115	375,010
WiseTech Global Ltd.	44,449	281,685
WPP AUNZ Ltd.	232,675	210,383
		80,831,270

Austria 1.1%
BUWOG AG *	83,416	2,563,628
CA Immobilien Anlagen AG	59,383	1,691,233
DO & Co. AG (a)	5,759	303,967
EVN AG	23,031	355,960
IMMOFINANZ AG *	676,085	1,788,449
Kapsch TrafficCom AG	3,269	172,095
Lenzing AG	10,452	1,646,495
Mayr Melnhof Karton AG	7,295	990,893
Oesterreichische Post AG	24,693	1,105,016
Porr AG	6,467	184,142
RHI AG	21,428	782,615
S IMMO AG	44,743	729,834
Schoeller-Bleckmann Oilfield Equipment AG *	9,353	650,507
Semperit AG Holding	9,048	269,413
Strabag SE	13,826	593,977
UNIQA Insurance Group AG	77,463	785,116
Verbund AG	35,248	756,409
Wienerberger AG	92,505	1,993,922
Zumtobel Group AG	22,300	402,327
		17,765,998

Belgium 1.4%
Aedifica S.A.	12,076	1,172,261
AGFA-Gevaert N.V. *	132,865	586,991
Barco N.V.	8,004	778,785
Befimmo S.A.	17,337	1,087,899
Bekaert N.V.	28,097	1,337,517
Cie d'Entreprises CFE	4,584	643,090
Cofinimmo S.A.	17,455	2,249,543
D'Ieteren S.A. N.V.	23,229	1,066,566
Econocom Group S.A. N.V.	93,828	688,499
Elia System Operator S.A. N.V.	19,721	1,171,611
Euronav N.V.	106,570	815,068
EVS Broadcast Equipment S.A.	7,240	253,150
Gimv N.V.	12,918	770,982
Ion Beam Applications (a)	16,090	448,776
KBC Ancora	23,700	1,287,544
Kinepolis Group N.V.	9,368	542,346
Melexis N.V.	17,438	1,597,403
Nyrstar N.V. *(a)	73,877	530,859
Ontex Group N.V.	60,043	2,045,897
Orange Belgium S.A.	23,607	566,800
Tessenderlo Group S.A. *	18,327	802,270
Security	Number of Shares	Value ($)
Van de Velde N.V.	7,086	359,222
Warehouses De Pauw SCA	11,998	1,355,119
		22,158,198

Canada 16.0%
Advantage Oil & Gas Ltd. *	140,118	889,603
Aecon Group, Inc.	45,732	623,378
Aimia, Inc.	130,144	224,216
Air Canada *	39,626	737,684
Alacer Gold Corp. *	188,505	329,273
Alamos Gold, Inc., Class A	229,618	1,904,708
Algonquin Power & Utilities Corp.	282,970	3,058,220
Allied Properties Real Estate Investment Trust	70,751	2,184,464
AltaGas Ltd.	119,079	2,629,948
Artis Real Estate Investment Trust	106,097	1,118,726
Atco Ltd., Class I	61,489	2,256,518
Athabasca Oil Corp. *	314,113	233,001
ATS Automation Tooling Systems, Inc. *	66,456	668,403
AutoCanada, Inc.	12,506	218,450
B2Gold Corp. *	733,420	2,006,485
Baytex Energy Corp. *(a)	171,702	432,764
Birchcliff Energy Ltd.	168,515	794,356
Boardwalk Real Estate Investment Trust (a)	31,437	1,012,503
Bombardier, Inc., B Shares *	1,502,169	2,995,352
Bonterra Energy Corp.	23,525	305,473
CAE, Inc.	214,511	3,526,279
Canadian Apartment Properties REIT	106,612	2,914,132
Canadian Real Estate Investment Trust	57,216	2,098,795
Canadian Western Bank	69,049	1,597,145
Canfor Corp. *	59,784	1,042,852
Capital Power Corp.	78,296	1,639,923
Cascades, Inc.	52,266	608,641
CCL Industries, Inc., Class B	110,962	5,127,042
Celestica, Inc. *	95,741	1,094,292
Centerra Gold, Inc. *	156,565	936,580
CES Energy Solutions Corp.	192,893	818,497
Chartwell Retirement Residences	147,853	1,734,730
China Gold International Resources Corp., Ltd. *	190,136	342,738
Cineplex, Inc.	47,969	1,468,817
Cogeco Communications, Inc.	11,144	830,634
Colliers International Group, Inc.	27,605	1,429,845
Cominar Real Estate Investment Trust	146,781	1,585,176
Corus Entertainment, Inc., B Shares	79,685	875,820
Cott Corp.	111,434	1,686,064
Crew Energy, Inc. *	111,427	370,609
Detour Gold Corp. *	137,220	1,913,145
Dollarama, Inc.	78,936	7,748,477
Dominion Diamond Corp.	66,481	937,495
Dorel Industries, Inc., Class B	23,246	529,907
Dream Office Real Estate Investment Trust	84,245	1,436,617
ECN Capital Corp.	295,847	891,965
Eldorado Gold Corp.	558,708	1,145,268
Element Fleet Management Corp.	303,162	2,263,287
Emera, Inc.	36,338	1,390,046
Empire Co., Ltd., A Shares	124,284	2,080,735
Enbridge Income Fund Holdings, Inc.	77,301	1,909,481
Endeavour Mining Corp. *	48,890	967,076
Enercare, Inc.	83,573	1,396,494
Enerflex Ltd.	73,151	913,111
Enerplus Corp.	182,696	1,616,031
Enghouse Systems Ltd.	13,744	561,161
Ensign Energy Services, Inc.	97,489	490,653
Extendicare, Inc.	54,186	402,802
Finning International, Inc.	130,184	2,966,586

13
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
First Capital Realty, Inc.	105,866	1,713,277
First Majestic Silver Corp. *(a)	123,056	865,686
First National Financial Corp.	8,909	183,474
First Quantum Minerals Ltd.	537,528	6,452,480
FirstService Corp.	25,755	1,786,981
Genworth MI Canada, Inc. (a)	29,286	840,213
Gibson Energy, Inc.	106,134	1,478,046
Gildan Activewear, Inc.	178,073	5,554,883
Gran Tierra Energy, Inc. *	296,433	605,279
Granite Real Estate Investment Trust	39,100	1,585,830
Great Canadian Gaming Corp. *	41,457	1,121,282
H&R Real Estate Investment Trust	226,470	3,858,344
Home Capital Group, Inc. (a)	49,508	534,667
Hudbay Minerals, Inc.	185,030	1,607,160
Hudson's Bay Co. (a)	85,032	806,405
IAMGOLD Corp. *	367,080	2,427,193
Industrial Alliance Insurance & Financial Services, Inc.	82,385	3,521,445
Innergex Renewable Energy, Inc.	83,290	969,917
Ivanhoe Mines Ltd., Class A *	478,714	1,729,671
Just Energy Group, Inc.	85,761	493,190
Kelt Exploration Ltd. *	107,988	518,515
Keyera Corp.	143,862	4,158,372
Kinross Gold Corp. *	959,653	4,355,275
Laurentian Bank of Canada	21,397	958,620
Linamar Corp.	37,160	2,063,769
Lundin Mining Corp.	491,505	3,700,744
MacDonald, Dettwiler & Associates Ltd.	29,438	1,613,308
Maple Leaf Foods, Inc.	61,533	1,683,415
Martinrea International, Inc.	57,710	501,726
MEG Energy Corp. *	167,087	667,682
Methanex Corp.	70,286	3,577,228
Morguard Real Estate Investment Trust	27,232	311,905
Mullen Group Ltd.	68,650	838,310
Nevsun Resources Ltd.	237,446	503,774
New Flyer Industries, Inc.	39,595	1,621,382
New Gold, Inc. *	437,198	1,628,486
Norbord, Inc.	32,858	1,126,934
Northland Power, Inc.	88,054	1,682,068
Northview Apartment Real Estate Investment Trust	37,146	656,555
NOVAGOLD RESOURCES, Inc. *	186,611	808,214
NuVista Energy Ltd. *	125,116	662,628
Obsidian Energy Ltd. *	387,683	386,523
OceanaGold Corp.	474,800	1,469,371
Onex Corp.	63,335	5,044,068
Open Text Corp.	200,523	6,426,332
Osisko Gold Royalties Ltd.	81,409	1,133,720
Pan American Silver Corp.	111,864	2,077,124
Paramount Resources Ltd., A Shares *	42,993	734,182
Parex Resources, Inc. *	114,274	1,173,046
Parkland Fuel Corp.	75,327	1,623,398
Pason Systems, Inc.	57,690	823,650
Pengrowth Energy Corp. *(a)	334,390	208,035
Peyto Exploration & Development Corp.	110,723	1,892,557
PrairieSky Royalty Ltd.	166,731	3,901,805
Precision Drilling Corp. *	227,844	576,084
Premium Brands Holdings Corp.	20,540	1,615,513
Pretium Resources, Inc. *	111,087	917,935
ProMetic Life Sciences, Inc. *(a)	547,396	711,669
Quebecor, Inc., Class B	63,677	2,427,217
Raging River Exploration, Inc. *	171,691	895,600
Ritchie Bros. Auctioneers, Inc. (a)	77,728	2,301,307
Russel Metals, Inc.	50,208	1,042,004
Secure Energy Services, Inc.	107,872	642,715
SEMAFO, Inc. *	237,146	665,806
Seven Generations Energy Ltd., A Shares *	232,214	3,520,948
ShawCor Ltd.	50,538	1,023,861
Security	Number of Shares	Value ($)
Sierra Wireless, Inc. *(a)	25,829	570,041
Smart Real Estate Investment Trust	89,028	2,160,815
Sprott, Inc.	133,186	224,146
SSR Mining, Inc. *	89,553	931,423
Stantec, Inc.	83,254	2,304,218
Stella-Jones, Inc.	32,312	1,225,987
Superior Plus Corp.	113,245	1,069,448
Tahoe Resources, Inc.	232,318	1,104,379
TFI International, Inc.	72,232	1,759,494
The Descartes Systems Group, Inc. *	56,578	1,582,153
The Jean Coutu Group PJC, Inc., Class A	59,467	1,056,295
The North West Co., Inc.	44,026	1,104,732
The Stars Group, Inc. *	98,874	1,619,838
TMX Group Ltd.	36,387	1,925,935
TORC Oil & Gas Ltd.	116,807	475,147
Torex Gold Resources, Inc. *	61,057	1,026,585
Toromont Industries Ltd.	58,128	2,492,492
TransAlta Corp.	225,547	1,379,817
TransAlta Renewables, Inc.	55,826	632,286
Transcontinental, Inc., Class A	50,059	970,236
Veresen, Inc.	244,977	3,437,005
Vermilion Energy, Inc.	81,442	2,643,820
West Fraser Timber Co., Ltd.	57,940	2,994,164
Westshore Terminals Investment Corp.	41,016	826,045
Whitecap Resources, Inc.	267,736	1,917,662
Winpak Ltd.	22,673	961,715
WSP Global, Inc.	77,582	3,203,526
Yamana Gold, Inc.	747,065	2,198,740
		246,719,420

Denmark 1.8%
ALK-Abello A/S	5,030	783,532
Alm Brand A/S	65,221	635,952
Ambu A/S, Class B	18,795	1,349,249
Bang & Olufsen A/S *	28,289	565,242
Bavarian Nordic A/S *	23,572	1,633,399
D/S Norden A/S *(a)	12,081	256,646
Dfds A/S	24,804	1,428,145
FLSmidth & Co. A/S	38,525	2,422,611
GN Store Nord A/S	106,684	3,533,424
Matas A/S	27,414	398,768
Nets A/S *	88,186	2,177,885
NKT A/S *	19,450	1,553,587
Rockwool International A/S, B Shares	4,650	1,167,712
Royal Unibrew A/S	36,611	2,004,960
Scandinavian Tobacco Group A/S, Class A	40,429	714,105
Schouw & Co.	9,287	972,352
SimCorp A/S	27,484	1,625,505
Solar A/S, B Shares	4,590	261,198
Spar Nord Bank A/S	70,925	912,645
Sydbank A/S	57,909	2,255,840
Topdanmark A/S *	45,744	1,784,147
		28,436,904

Finland 1.5%
Amer Sports Oyj *	94,164	2,486,444
Cargotec Oyj, B Shares	32,928	1,980,893
Caverion Corp. *(a)	84,542	757,860
Citycon Oyj	315,232	859,743
Cramo Oyj	24,690	689,817
DNA Oyj	27,472	496,127
Finnair Oyj	60,208	683,601
Kemira Oyj	58,083	717,480
Konecranes Oyj	46,455	2,047,388
Metsa Board Oyj	166,306	1,091,421
Oriola Corp., B Shares	85,355	360,249

14
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Outokumpu Oyj	249,977	2,579,675
Outotec Oyj *(a)	122,086	895,563
Raisio Oyj, V Shares	82,407	343,887
Ramirent Oyj	58,377	603,124
Sanoma Oyj	61,492	576,821
Tieto Oyj	57,971	1,831,249
Uponor Oyj	42,061	686,086
Valmet Oyj	105,659	2,001,094
YIT Oyj	97,556	859,444
		22,547,966

France 3.6%
Air France-KLM *	111,430	1,699,706
Albioma S.A.	14,214	319,560
Alten S.A.	20,210	1,717,978
Altran Technologies S.A.	117,466	2,005,450
Beneteau S.A.	24,808	396,697
Boiron S.A.	3,261	307,679
Bonduelle S.C.A.	12,194	492,913
Bourbon Corp. (a)	22,106	190,018
Coface S.A.	62,007	590,498
DBV Technologies S.A. *(a)	16,534	1,460,928
Derichebourg S.A.	58,790	557,695
Elior Group S.A.	98,674	2,616,090
Elis S.A. (a)	86,250	2,014,449
Eramet *(a)	7,165	473,712
Etablissements Maurel et Prom *	94,250	396,670
Euronext N.V.	56,218	3,226,583
Europcar Groupe S.A.	53,963	782,069
FFP	5,021	519,343
Fnac Darty S.A. *	11,646	1,038,444
Gaztransport Et Technigaz S.A.	14,226	724,396
Genfit *(a)	23,991	713,072
GL Events	7,706	230,874
Guerbet (a)	3,658	305,473
Haulotte Group S.A.	9,745	174,598
Havas S.A.	142,325	1,562,994
IPSOS	25,209	786,288
Jacquet Metal Service	9,745	290,804
Korian S.A.	31,016	1,087,810
Maisons du Monde S.A.	30,697	1,266,399
Manitou BF S.A.	7,706	252,953
Mercialys S.A.	34,608	696,181
Mersen S.A.	9,836	361,345
Metropole Television S.A.	60,676	1,332,383
Neopost S.A.	27,191	1,180,272
Nexans S.A.	23,958	1,335,599
Nexity S.A. *	34,414	1,904,992
Rallye S.A.	15,339	280,660
Rubis SCA	58,438	3,794,134
SOITEC *	18,807	1,054,257
Sopra Steria Group	10,244	1,772,057
SPIE S.A.	49,366	1,396,557
Tarkett S.A.	24,764	1,023,990
Technicolor S.A.	283,459	1,034,603
Television Francaise 1 S.A.	86,789	1,164,425
Trigano S.A.	7,025	917,887
UBISOFT Entertainment S.A. *	59,444	3,954,858
Vallourec S.A. *(a)	218,105	1,104,639
Vicat S.A.	12,847	881,298
Vilmorin & Cie S.A.	4,249	378,115
Virbac S.A. *	3,332	556,380
Worldline S.A. *	30,452	1,223,708
		55,550,483

Security	Number of Shares	Value ($)
Germany 5.1%
Aareal Bank AG	47,163	1,928,599
ADO Properties S.A.	17,490	851,404
AIXTRON SE *	75,085	725,128
alstria Office REIT-AG	96,804	1,416,761
Aurubis AG	30,417	2,714,738
BayWa AG	13,719	514,189
Bechtle AG	21,306	1,467,914
Bertrandt AG (a)	4,484	400,946
Bilfinger SE (a)	26,304	1,064,527
Carl Zeiss Meditec AG	18,388	915,996
comdirect bank AG	17,734	226,652
CompuGroup Medical SE	17,847	1,039,590
CTS Eventim AG & Co., KGaA	37,738	1,660,516
Deutsche Beteiligungs AG	10,696	526,525
Deutsche Euroshop AG	40,236	1,586,978
Deutsche Pfandbriefbank AG	77,621	1,092,637
Deutz AG	81,827	621,645
Dialog Semiconductor plc *	55,096	2,501,255
DIC Asset AG	28,329	318,683
Diebold Nixdorf AG	6,380	530,204
DMG Mori AG	15,956	950,780
Draegerwerk AG & Co., KGaA	1,872	146,001
Drillisch AG	32,798	2,257,335
Duerr AG	16,042	1,866,036
ElringKlinger AG (a)	22,710	394,064
Evotec AG *	106,035	2,034,058
Freenet AG	100,898	3,366,010
Gerresheimer AG	25,686	2,017,956
GRENKE AG	17,825	1,604,880
Hamburger Hafen und Logistik AG	16,258	517,054
Hapag-Lloyd AG *	17,741	766,282
Heidelberger Druckmaschinen AG *	184,434	691,369
Indus Holding AG	12,844	967,521
Jenoptik AG	39,611	1,159,206
Kloeckner & Co. SE	67,958	754,789
Krones AG	11,617	1,435,009
KWS Saat SE	1,532	637,488
Leoni AG	23,051	1,380,954
MorphoSys AG *(a)	21,401	1,518,476
Nemetschek SE	15,039	1,143,775
Nordex SE *(a)	48,704	675,742
Norma Group SE	25,450	1,547,066
PATRIZIA Immobilien AG *	39,931	808,007
Pfeiffer Vacuum Technology AG	6,892	1,126,661
Puma SE	2,006	824,829
Rheinmetall AG	33,745	3,444,653
Rhoen-Klinikum AG	30,426	1,009,601
Rocket Internet SE *	50,170	1,151,189
Salzgitter AG	32,149	1,442,878
SGL Carbon SE *(a)	51,481	838,825
Siltronic AG *	12,520	1,220,721
Sixt SE	10,609	807,486
SMA Solar Technology AG (a)	9,820	434,193
Software AG	40,243	1,765,955
Stabilus S.A.	20,050	1,716,057
STADA Arzneimittel AG	49,124	4,589,347
Stroeer SE & CO. KGaA (a)	19,931	1,268,208
TAG Immobilien AG	124,672	2,078,079
Takkt AG	24,958	586,330
Tele Columbus AG *	58,925	668,333
TLG Immobilien AG	39,816	880,946
Vossloh AG *	7,259	488,039
Wacker Neuson SE	20,812	592,356

15
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
XING AG	1,917	588,013
zooplus AG *(a)	4,639	810,750
		79,078,194

Hong Kong 2.0%
Beijing Enterprises Medical & Health Group Ltd. *	4,463,871	285,179
BEP International Holdings Ltd.	9,290,006	224,343
C.P. Pokphand Co., Ltd.	4,268,846	370,898
Canvest Environmental Protection Group Co., Ltd.	576,596	316,056
China Aerospace International Holdings Ltd.	1,875,076	234,790
China Animal Healthcare Ltd. *(c)	192,752	—
China Baoli Technologies Holdings Ltd. *	23,225,015	510,411
China Goldjoy Group Ltd.	8,114,260	476,916
China Harmony New Energy Auto Holding Ltd. *(a)	643,617	333,056
China LNG Group Ltd. *	1,230,758	217,014
China LotSynergy Holdings Ltd. *	11,867,700	219,872
China Medical & HealthCare Group Ltd. *	3,810,200	158,222
China Ocean Industry Group Ltd. *(a)	8,780,934	71,805
China Silver Group Ltd.	1,086,063	222,029
China Strategic Holdings Ltd. *	9,802,827	152,808
Chong Hing Bank Ltd.	160,684	324,388
Chow Sang Sang Holdings International Ltd.	215,016	490,668
CITIC Telecom International Holdings Ltd.	1,182,087	351,917
COFCO Meat Holdings Ltd. *	1,221,004	244,936
Digital Domain Holdings Ltd. *	10,927,380	349,053
Dynam Japan Holdings Co., Ltd.	203,396	314,458
Emperor Capital Group Ltd.	2,740,480	245,109
Far East Consortium International Ltd.	895,293	465,580
Fortune Real Estate Investment Trust	1,149,355	1,373,096
Freeman FinTech Corp., Ltd. *	10,244,428	621,751
G-Resources Group Ltd. *	20,645,416	253,239
GCL New Energy Holdings Ltd. *	5,038,549	273,609
Gemdale Properties & Investment Corp., Ltd.	4,269,060	414,554
Giordano International Ltd.	1,034,014	613,027
Goodbaby International Holdings Ltd.	621,618	331,203
HC International, Inc.	530,557	481,989
HKBN Ltd.	591,953	567,262
IGG, Inc.	716,768	1,122,805
IMAX China Holding, Inc. *	86,758	199,978
Ju Teng International Holdings Ltd.	762,917	302,186
K Wah International Holdings Ltd.	999,946	578,775
KuangChi Science Ltd. *(a)	1,305,843	442,152
Lai Sun Development Co., Ltd.	228,818	431,531
Lee's Pharmaceutical Holdings Ltd.	252,104	199,713
Luk Fook Holdings International Ltd.	310,185	1,064,144
Man Wah Holdings Ltd.	1,156,941	1,076,162
MMG Ltd. *(a)	1,861,159	908,410
NagaCorp Ltd.	1,136,142	669,220
Nan Hai Corp., Ltd.	7,752,980	252,606
NewOcean Energy Holdings Ltd. *	836,003	222,181
Nexteer Automotive Group Ltd. *	504,712	838,344
Pacific Basin Shipping Ltd. *	2,798,092	636,381
Pacific Textiles Holdings Ltd.	353,693	359,728
Panda Green Energy Group Ltd. *	2,767,040	360,621
Pou Sheng International Holdings Ltd.	1,627,154	301,461
Prosperity REIT	901,762	382,530
Regina Miracle International Holdings Ltd.	235,226	186,042
Road King Infrastructure Ltd.	148,115	196,819
Singamas Container Holdings Ltd. *	1,238,090	243,617
Sino Oil & Gas Holdings Ltd. *	12,811,990	261,922
Security	Number of Shares	Value ($)
SITC International Holdings Co., Ltd.	896,820	835,349
SmarTone Telecommunications Holdings Ltd.	319,740	390,562
Spring Real Estate Investment Trust	627,800	283,962
Stella International Holdings Ltd.	312,102	552,707
Sun Hung Kai & Co., Ltd.	402,754	268,110
Sunlight Real Estate Investment Trust	1,034,014	689,655
Superb Summit International Group Ltd. *(c)	1,120,000	—
TCC International Holdings Ltd.	1,018,184	467,042
The 13 Holdings Ltd. *	518,180	59,588
The United Laboratories International Holdings Ltd. *	499,281	388,506
Town Health International Medical Group Ltd.	3,282,787	302,002
Truly International Holdings Ltd. (a)	1,779,114	538,750
Value Partners Group Ltd. (a)	892,155	774,008
Vitasoy International Holdings Ltd.	607,620	1,333,799
Yuexiu Real Estate Investment Trust	1,025,481	674,792
		30,305,398

Ireland 0.3%
C&C Group plc	265,405	951,984
Green REIT plc	505,444	865,328
Hibernia REIT plc	526,395	893,686
Irish Continental Group plc	124,251	830,197
Origin Enterprises plc	98,747	753,710
Permanent TSB Group Holdings plc *	80,674	167,752
		4,462,657

Israel 0.5%
Africa Israel Properties Ltd. *	15,646	337,423
B Communications Ltd. *	10,173	151,064
Cellcom Israel Ltd. *	46,121	409,304
Clal Insurance Enterprises Holdings Ltd. *	15,160	234,629
Delta-Galil Industries Ltd.	8,195	257,961
Electra Ltd.	1,876	410,072
Formula Systems 1985 Ltd.	6,298	245,307
IDI Insurance Co., Ltd.	4,956	313,528
Jerusalem Economy Ltd. *	115,106	275,967
Jerusalem Oil Exploration *	9,367	483,413
Kenon Holdings Ltd. *	10,713	150,241
Mazor Robotics Ltd. *	33,366	808,230
Menora Mivtachim Holdings Ltd.	44,448	539,203
Naphtha Israel Petroleum Corp., Ltd. *	25,775	173,910
Nova Measuring Instruments Ltd. *	24,207	575,774
Partner Communications Co., Ltd. *	79,210	396,862
Phoenix Holdings Ltd. *	36,816	163,209
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	8,482	411,489
Reit 1 Ltd.	172,445	671,673
Shufersal Ltd.	50,046	271,394
		7,280,653

Italy 3.5%
A2A S.p.A.	1,193,545	2,002,216
ACEA S.p.A.	34,624	499,325
Amplifon S.p.A.	64,675	934,239
Anima Holding S.p.A.	170,444	1,300,954
Ansaldo STS S.p.A. *	82,752	1,082,222
Arnoldo Mondadori Editore S.p.A. *	94,195	211,994
Astaldi S.p.A. (a)	43,791	280,620
ASTM S.p.A.	29,677	746,940
Autogrill S.p.A.	110,710	1,461,016

16
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Azimut Holding S.p.A.	91,606	1,927,713
Banca Generali S.p.A.	44,826	1,477,832
Banca IFIS S.p.A.	14,282	691,929
Banca Monte dei Paschi di Siena S.p.A. *(c)	14,324	130,973
Banca Popolare di Sondrio Scarl	355,025	1,471,402
Banco BPM S.p.A. *	1,173,961	4,449,561
Beni Stabili S.p.A.	908,868	779,079
BPER Banca	374,732	2,108,194
Brembo S.p.A.	110,705	1,724,184
Brunello Cucinelli S.p.A.	19,171	574,368
C.I.R. - Compagnie Industriali Riunite S.p.A.	260,076	380,321
Cementir Holding S.p.A.	58,733	423,155
Cerved Information Solutions S.p.A.	154,742	1,741,301
Credito Emiliano S.p.A.	54,442	463,762
Credito Valtellinese S.p.A. *(a)	152,820	705,311
Danieli & C Officine Meccaniche S.p.A.	9,745	252,571
Danieli & C Officine Meccaniche S.p.A. - RSP	34,268	639,637
Datalogic S.p.A.	15,579	512,315
De'Longhi S.p.A.	49,354	1,483,353
DiaSorin S.p.A.	17,695	1,523,121
Ei Towers S.p.A.	13,056	774,561
Enav S.p.A.	136,183	601,974
ERG S.p.A.	48,445	759,118
Fincantieri S.p.A. *	336,888	384,104
Hera S.p.A.	561,564	1,794,625
Immobiliare Grande Distribuzione S.p.A.	352,509	350,785
Industria Macchine Automatiche S.p.A.	10,671	1,031,433
Infrastrutture Wireless Italiane S.p.A.	185,738	1,228,885
Interpump Group S.p.A.	68,107	1,978,965
Iren S.p.A.	365,313	999,806
Italmobiliare S.p.A.	12,606	353,700
Juventus Football Club S.p.A. *	378,502	346,501
MARR S.p.A.	31,707	793,887
OVS S.p.A.	83,640	623,486
RAI Way S.p.A.	111,615	610,415
Reply S.p.A.	3,196	731,067
Safilo Group S.p.A. *(a)	16,886	109,513
Salini Impregilo S.p.A	121,604	426,496
Saras S.p.A.	364,269	896,474
Societa Cattolica di Assicurazioni Scarl	138,813	1,190,725
Societa Iniziative Autostradali e Servizi S.p.A.	58,374	870,980
Technogym S.p.A.	63,108	549,588
Tod's S.p.A. (a)	10,249	731,711
Unipol Gruppo Finanziario S.p.A.	396,932	1,713,985
Yoox Net-A-Porter Group S.p.A. *(a)	45,211	1,484,612
		53,317,004

Japan 19.4%
ADEKA Corp.	96,596	1,642,114
Aeon Delight Co., Ltd.	16,443	584,155
Aeon Fantasy Co., Ltd.	3,194	106,941
Ai Holdings Corp.	28,822	730,108
Aica Kogyo Co., Ltd.	50,208	1,653,680
Aichi Steel Corp.	11,643	455,416
Aida Engineering Ltd.	53,484	570,995
Akebono Brake Industry Co., Ltd. *	52,420	166,700
Alpine Electronics, Inc.	32,896	606,750
Amano Corp.	62,915	1,470,837
Anicom Holdings, Inc. (a)	14,412	376,996
Anritsu Corp.	107,962	858,320
AOKI Holdings, Inc.	37,179	494,549
Arata Corp.	10,617	477,022
Arcland Sakamoto Co., Ltd.	35,089	497,673
Security	Number of Shares	Value ($)
Arcs Co., Ltd.	36,547	818,206
AS One Corp.	10,352	567,168
Asahi Diamond Industrial Co., Ltd.	51,037	447,490
Asahi Holdings, Inc.	29,954	626,514
Asatsu-DK, Inc.	30,245	815,620
ASKA Pharmaceutical Co., Ltd.	18,277	284,135
Atom Corp.	65,572	489,735
Avex Group Holdings, Inc.	27,932	382,460
Axial Retailing, Inc.	15,659	639,535
Bank of the Ryukyus Ltd.	38,963	579,524
Belc Co., Ltd.	7,973	385,393
Bell System24 Holdings, Inc.	34,155	358,432
Belluna Co., Ltd.	44,471	455,781
Benefit One, Inc.	13,654	576,877
BML, Inc.	19,626	419,767
Broadleaf Co., Ltd.	31,690	235,530
Bunka Shutter Co., Ltd.	44,467	337,361
Canon Electronics, Inc.	26,912	538,925
Cawachi Ltd.	11,235	272,555
Central Glass Co., Ltd.	159,744	670,559
CHIMNEY Co., Ltd.	10,641	282,606
Chiyoda Co., Ltd.	23,725	601,209
Chiyoda Integre Co., Ltd.	15,129	317,261
Chofu Seisakusho Co., Ltd.	16,543	404,181
Chudenko Corp.	30,267	825,014
Chugoku Marine Paints Ltd.	61,935	514,343
Ci:z Holdings Co., Ltd.	19,605	769,522
CKD Corp.	46,040	778,907
Clarion Co., Ltd.	76,215	296,384
CMK Corp.	29,286	286,580
Cocokara fine, Inc.	19,606	1,083,086
Colowide Co., Ltd.	52,252	958,064
CONEXIO Corp.	9,327	158,896
Create Restaurants Holdings, Inc.	34,989	356,057
Create SD Holdings Co., Ltd.	16,535	429,075
Dai Nippon Toryo Co., Ltd.	106,969	332,395
Daibiru Corp.	46,412	486,639
Daido Metal Co., Ltd.	33,324	289,761
Daihen Corp.	90,405	784,452
Daiho Corp.	82,373	374,967
Daiichi Jitsugyo Co., Ltd.	24,310	134,516
Daiken Corp.	11,657	267,541
Daikyonishikawa Corp.	42,578	663,468
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	75,247	737,702
Daio Paper Corp. (a)	60,560	741,731
Daiseki Co., Ltd.	35,873	855,594
Daiwa Industries Ltd.	13,460	145,411
Daiwabo Holdings Co., Ltd.	140,757	565,279
DCM Holdings Co., Ltd.	86,202	775,395
Denki Kogyo Co., Ltd.	66,886	347,010
Denyo Co., Ltd.	6,630	113,914
Descente Ltd.	39,879	510,535
Dexerials Corp.	35,805	492,538
Digital Arts, Inc.	5,580	222,318
Digital Garage, Inc.	22,590	450,322
Dip Corp.	16,087	337,350
Doshisha Co., Ltd.	19,601	403,382
Doutor Nichires Holdings Co., Ltd.	26,093	566,146
DTS Corp.	15,559	437,535
Duskin Co., Ltd.	47,773	1,378,151
DyDo Group Holdings, Inc.	7,706	389,291
Eagle Industry Co., Ltd.	19,993	355,318
Earth Chemical Co., Ltd.	12,554	601,123
EDION Corp.	70,723	679,213
Eiken Chemical Co., Ltd.	12,499	417,920
Eizo Corp.	15,949	665,145
Elecom Co., Ltd.	15,579	325,848

17
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Enplas Corp.	8,188	353,380
EPS Holdings, Inc.	29,286	573,427
eRex Co., Ltd. (a)	17,900	170,608
euglena Co., Ltd. *(a)	63,829	667,519
F@N Communications, Inc.	27,416	287,213
Fancl Corp.	32,890	773,091
FCC Co., Ltd.	32,481	702,388
FIDEA Holdings Co., Ltd.	188,060	319,528
Financial Products Group Co., Ltd.	54,848	604,494
Foster Electric Co., Ltd.	22,799	478,932
Fuji Co., Ltd.	18,811	467,113
Fuji Kyuko Co., Ltd.	58,054	634,026
Fuji Machine Manufacturing Co., Ltd.	72,725	1,280,584
Fuji Oil Holdings, Inc.	41,121	1,154,497
Fuji Seal International, Inc.	32,344	978,607
Fuji Soft, Inc.	19,239	575,107
Fujibo Holdings, Inc.	10,399	317,469
Fujicco Co., Ltd.	19,136	472,228
Fujimi, Inc.	18,587	401,429
Fujimori Kogyo Co., Ltd.	10,635	376,370
Fujita Kanko, Inc. (a)	6,893	228,284
Fujitec Co., Ltd.	68,234	984,514
Fukuda Corp.	5,962	326,648
Fukushima Industries Corp.	12,019	447,737
Funai Soken Holdings, Inc.	13,802	440,169
Furukawa Co., Ltd.	293,945	504,776
Fuso Chemical Co., Ltd.	16,112	501,396
Futaba Corp.	33,216	613,859
Futaba Industrial Co., Ltd.	33,242	330,125
Fuyo General Lease Co., Ltd.	16,931	1,024,536
G-Tekt Corp.	15,585	300,060
Geo Holdings Corp.	26,281	371,793
Giken Ltd. (a)	11,278	306,697
GMO internet, Inc.	48,282	625,569
Goldcrest Co., Ltd.	6,388	145,567
Goldwin, Inc.	7,527	538,229
Gunze Ltd.	190,061	847,901
Gurunavi, Inc.	22,214	330,808
Hamakyorex Co., Ltd.	13,835	359,137
Hanwa Co., Ltd.	160,220	1,075,800
Hazama Ando Corp.	155,268	1,093,337
Heiwa Real Estate Co., Ltd.	36,463	626,822
Heiwado Co., Ltd.	26,584	620,036
Hibiya Engineering Ltd.	20,925	428,919
Hitachi Maxell Ltd.	35,938	857,797
Hitachi Zosen Corp.	128,874	638,164
Hogy Medical Co., Ltd.	9,291	655,080
Hokuetsu Kishu Paper Co., Ltd.	119,430	793,234
Hokuto Corp.	17,787	318,214
Hosiden Corp.	46,699	781,994
Hosokawa Micron Corp.	7,666	387,967
IBJ Leasing Co., Ltd.	31,558	804,577
Ichibanya Co., Ltd.	13,341	545,471
Ichikoh Industries Ltd.	37,650	250,065
Ichiyoshi Securities Co., Ltd.	34,256	321,831
Idec Corp.	16,454	289,134
IDOM, Inc.	45,620	297,197
Iino Kaiun Kaisha Ltd.	114,289	506,751
Inaba Denki Sangyo Co., Ltd.	22,365	912,401
Inabata & Co., Ltd.	46,139	661,524
Ines Corp.	23,672	214,868
Infomart Corp.	70,352	513,290
Internet Initiative Japan, Inc.	24,969	466,439
Iriso Electronics Co., Ltd.	14,480	711,764
Iseki & Co., Ltd.	16,925	349,234
Ishihara Sangyo Kaisha Ltd. *	36,910	497,678
Istyle, Inc.	19,541	114,341
Itochu Enex Co., Ltd.	61,523	614,895
Security	Number of Shares	Value ($)
Itoki Corp.	35,936	279,495
Iwatani Corp.	173,738	1,052,910
J Trust Co., Ltd.	68,524	602,682
Jaccs Co., Ltd.	103,905	514,521
Jamco Corp. (a)	6,750	148,051
Japan Lifeline Co., Ltd.	25,367	1,293,012
Japan Material Co., Ltd.	10,025	245,661
Japan Securities Finance Co., Ltd.	107,117	557,678
JCR Pharmaceuticals Co., Ltd.	11,151	331,308
Jeol Ltd.	67,013	316,007
Jimoto Holdings, Inc.	174,319	310,435
JINS, Inc.	12,193	714,563
Joshin Denki Co., Ltd.	23,123	359,262
Joyful Honda Co., Ltd.	21,918	611,378
JSP Corp.	7,072	212,687
Juki Corp.	23,879	339,982
Justsystems Corp.	31,390	700,756
JVC Kenwood Corp.	133,065	353,035
kabu.com Securities Co., Ltd.	162,948	503,383
Kadokawa Dwango *	41,750	487,071
Kameda Seika Co., Ltd.	13,086	595,683
Kamei Corp.	16,415	243,108
Kanamoto Co., Ltd.	22,106	787,348
Kanematsu Corp.	332,404	782,234
Kanematsu Electronics Ltd.	5,304	149,154
Kansai Urban Banking Corp.	31,387	378,435
Kanto Denka Kogyo Co., Ltd.	31,158	302,351
Kasai Kogyo Co., Ltd.	5,604	80,144
Katakura Industries Co., Ltd.	30,386	347,592
Kato Sangyo Co., Ltd.	21,927	645,498
Kato Works Co., Ltd.	7,997	253,948
KAWADA TECHNOLOGIES, Inc.	2,740	146,884
Keihanshin Building Co., Ltd.	74,303	469,204
Keihin Corp.	35,486	583,910
Kenedix, Inc.	207,579	995,836
Kenko Mayonnaise Co., Ltd. (a)	8,922	231,116
Key Coffee, Inc.	22,158	446,945
KH Neochem Co., Ltd.	27,535	709,015
Kintetsu World Express, Inc.	26,297	425,779
Kisoji Co., Ltd.	29,680	749,146
Kitz Corp.	84,114	675,602
KLab, Inc. *(a)	22,290	390,470
Koa Corp.	33,324	620,397
Kohnan Shoji Co., Ltd.	23,704	443,669
Kokuyo Co., Ltd.	77,371	1,228,825
KOMEDA Holdings Co., Ltd.	13,460	225,393
Komori Corp.	43,131	531,790
Konishi Co., Ltd.	11,617	202,131
Konoike Transport Co., Ltd.	26,305	372,849
Kotobuki Spirits Co., Ltd.	17,451	580,326
Kumagai Gumi Co., Ltd.	295,339	923,102
Kumiai Chemical Industry Co., Ltd.	91,816	548,093
Kura Corp.	4,998	274,286
Kurabo Industries Ltd.	188,012	483,440
Kureha Corp.	12,404	636,767
Kuroda Electric Co., Ltd.	34,292	602,899
KYB Corp.	156,662	868,288
Kyoei Steel Ltd.	22,279	340,683
Kyokuto Kaihatsu Kogyo Co., Ltd.	16,212	247,025
Kyokuto Securities Co., Ltd.	24,475	351,581
Kyoritsu Maintenance Co., Ltd.	21,298	592,149
Kyowa Exeo Corp.	72,941	1,371,869
Lasertec Corp.	32,879	594,487
Life Corp.	15,123	381,304
Lifull Co., Ltd.	43,894	362,127
Linical Co., Ltd.	7,240	107,225
Macnica Fuji Electronics Holdings, Inc.	19,541	343,201
Maeda Corp.	117,885	1,438,484

18
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Makino Milling Machine Co., Ltd.	73,626	578,652
Mandom Corp.	16,099	963,951
Mani, Inc.	19,579	453,274
Mars Engineering Corp.	15,659	327,237
Marudai Food Co., Ltd.	100,526	477,695
Maruha Nichiro Corp.	31,840	922,857
Marusan Securities Co., Ltd.	50,521	426,899
Maruwa Co., Ltd.	6,214	337,067
Maruzen Showa Unyu Co., Ltd.	86,225	390,935
Marvelous, Inc. (a)	25,652	232,607
Matsuya Co., Ltd.	39,943	347,678
Matsuya Foods Co., Ltd.	12,567	464,725
Max Co., Ltd.	25,040	328,073
MCJ Co., Ltd.	23,280	271,804
Megachips Corp.	11,175	369,589
Meidensha Corp.	176,513	641,516
Meisei Industrial Co., Ltd.	20,432	135,335
Meitec Corp.	20,963	967,582
Menicon Co., Ltd.	7,603	288,066
METAWATER Co., Ltd.	9,745	268,284
Micronics Japan Co., Ltd. (a)	17,780	166,718
Mie Kotsu Group Holdings, Inc.	48,827	201,856
Milbon Co., Ltd.	9,480	572,797
Mirait Holdings Corp.	54,392	646,912
Miroku Jyoho Service Co., Ltd.	11,642	262,966
Mitsuba Corp.	30,560	443,156
Mitsubishi Pencil Co., Ltd.	37,860	993,111
Mitsuboshi Belting Ltd.	16,554	191,019
Mitsui Matsushima Co., Ltd.	7,956	102,649
Mitsui Mining & Smelting Co., Ltd.	460,431	2,443,137
Mitsui Sugar Co., Ltd.	7,814	265,176
Mitsui-Soko Holdings Co., Ltd.	80,217	231,045
Mizuno Corp.	84,864	521,244
Modec, Inc.	16,801	372,321
Monex Group, Inc.	175,667	462,870
Morinaga Milk Industry Co., Ltd.	164,235	1,295,257
Morita Holdings Corp.	33,324	514,121
MOS Food Services, Inc.	24,326	775,797
Musashi Seimitsu Industry Co., Ltd.	18,761	543,772
Nachi-Fujikoshi Corp.	160,465	850,001
Nagaileben Co., Ltd.	25,373	633,518
Namura Shipbuilding Co., Ltd.	47,309	282,410
NEC Networks & System Integration Corp.	19,993	465,946
NET One Systems Co., Ltd.	84,335	859,748
Nichi-iko Pharmaceutical Co., Ltd. (a)	35,466	549,423
Nichias Corp.	86,806	1,015,865
Nichicon Corp.	55,257	644,146
Nichiha Corp.	23,452	853,400
NichiiGakkan Co., Ltd.	38,525	414,793
Nihon Chouzai Co., Ltd.	4,078	134,315
Nihon Nohyaku Co., Ltd.	51,829	296,206
Nihon Parkerizing Co., Ltd.	86,264	1,257,984
Nihon Unisys Ltd.	58,487	917,745
Nikkiso Co., Ltd.	53,219	485,480
Nippon Carbon Co., Ltd.	8,778	328,198
Nippon Ceramic Co., Ltd.	13,890	368,137
Nippon Chemi-Con Corp.	139,302	522,731
Nippon Denko Co., Ltd.	82,240	339,989
Nippon Densetsu Kogyo Co., Ltd.	27,665	564,561
Nippon Flour Mills Co., Ltd.	40,025	634,960
Nippon Gas Co., Ltd.	33,506	1,123,361
Nippon Holdings Co., Ltd.	46,579	1,094,433
Nippon Light Metal Holdings Co., Ltd.	470,993	1,386,532
Nippon Parking Development Co., Ltd.	174,319	262,920
Nippon Seiki Co., Ltd.	36,703	745,332
Nippon Sheet Glass Co., Ltd. *	79,259	599,880
Nippon Signal Co., Ltd.	58,452	619,253
Nippon Soda Co., Ltd.	110,645	634,354
Security	Number of Shares	Value ($)
Nippon Steel & Sumikin Bussan Corp.	11,064	596,125
Nippon Suisan Kaisha Ltd.	198,097	1,114,138
Nippon Thompson Co., Ltd.	43,421	247,365
Nippon Yakin Kogyo Co., Ltd.	90,168	192,527
Nishimatsu Construction Co., Ltd.	236,619	1,302,845
Nishimatsuya Chain Co., Ltd.	48,241	505,378
Nishio Rent All Co., Ltd.	13,086	442,303
Nissha Printing Co., Ltd. (a)	32,184	873,758
Nissin Corp.	84,022	411,483
Nissin Electric Co., Ltd.	39,082	433,219
Nissin Kogyo Co., Ltd.	33,291	575,620
Nitta Corp.	16,543	588,459
Nitto Boseki Co., Ltd.	124,577	659,898
Nitto Kogyo Corp.	26,557	477,524
Noevir Holdings Co., Ltd.	14,754	880,736
NOF Corp.	117,343	1,661,098
Nohmi Bosai Ltd.	19,993	304,091
Nojima Corp.	23,080	441,007
Nomura Co., Ltd.	35,104	758,790
Noritsu Koki Co., Ltd.	41,990	503,224
Noritz Corp.	34,388	601,462
NSD Co., Ltd.	30,575	564,218
Obara Group, Inc.	10,635	588,471
Ohsho Food Service Corp.	9,803	388,789
Oiles Corp.	33,432	607,827
Okabe Co., Ltd.	44,775	408,858
Okamoto Industries, Inc.	57,727	598,984
Okamura Corp.	65,162	661,330
Okasan Securities Group, Inc.	116,988	673,909
Oki Electric Industry Co., Ltd.	68,150	935,004
Okumura Corp.	173,407	1,296,692
Onward Holdings Co., Ltd.	101,834	746,684
Open House Co., Ltd.	24,317	751,207
Optex Group Co., Ltd.	11,617	446,483
OSAKA Titanium Technologies Co., Ltd.	16,843	244,549
Osaki Electric Co., Ltd.	30,227	237,290
Outsourcing, Inc.	12,254	804,983
Pacific Industrial Co., Ltd.	41,822	527,810
Pacific Metals Co., Ltd. *	107,117	303,657
PAL GROUP Holdings Co., Ltd.	10,392	330,946
PALTAC Corp.	26,520	1,049,378
Paramount Bed Holdings Co., Ltd.	16,967	743,058
PC Depot Corp.	17,780	129,562
Penta-Ocean Construction Co., Ltd.	268,007	1,607,165
Piolax, Inc.	21,825	581,815
Pioneer Corp. *	219,248	408,376
Plenus Co., Ltd.	19,993	446,872
Press Kogyo Co., Ltd.	79,143	414,915
Prestige International, Inc.	20,482	219,596
Prima Meat Packers Ltd.	116,704	722,110
Raito Kogyo Co., Ltd.	40,747	405,767
Relia, Inc.	33,324	371,511
Ricoh Leasing Co., Ltd.	10,219	356,542
Riken Corp.	1,626	76,971
Riken Technos Corp.	51,495	289,151
Ringer Hut Co., Ltd.	13,010	295,402
Riso Kagaku Corp.	25,901	490,674
Rock Field Co., Ltd.	21,331	390,532
Rokko Butter Co., Ltd.	9,380	200,878
Round One Corp.	53,192	607,508
Royal Holdings Co., Ltd.	23,205	587,610
Ryobi Ltd.	109,003	547,689
Ryosan Co., Ltd.	25,228	1,055,560
S Foods, Inc.	14,345	549,375
Saibu Gas Co., Ltd.	275,586	738,669
Saizeriya Co., Ltd.	21,341	604,009
Sakai Moving Service Co., Ltd.	7,288	382,742
Sakata INX Corp.	42,101	746,312

19
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Sakata Seed Corp.	30,616	948,579
San-A Co., Ltd.	15,543	682,813
San-Ai Oil Co., Ltd.	52,068	578,113
Sanden Holdings Corp. *	90,407	283,395
Sangetsu Corp.	63,418	1,132,258
Sanken Electric Co., Ltd.	97,314	496,031
Sanki Engineering Co., Ltd.	44,997	498,377
Sankyo Tateyama, Inc.	28,348	406,701
Sankyu, Inc.	207,756	1,625,276
Sanyo Chemical Industries Ltd.	11,853	621,405
Sanyo Denki Co., Ltd.	30,120	347,833
Sanyo Electric Railway Co., Ltd.	39,082	206,311
Sanyo Special Steel Co., Ltd.	105,432	569,022
Sato Holdings Corp.	20,505	489,243
Seikagaku Corp.	37,278	659,122
Seiko Holdings Corp.	112,379	509,514
Seiren Co., Ltd.	42,464	753,132
Sekisui Jushi Corp.	3,836	70,230
Sekisui Plastics Co., Ltd.	21,336	221,773
Senko Group Holdings Co., Ltd.	92,879	670,896
Shibuya Corp.	13,844	456,603
Shikoku Chemicals Corp.	15,579	209,777
Shima Seiki Manufacturing Ltd.	24,327	1,233,370
Shin-Etsu Polymer Co., Ltd.	39,838	372,825
Shindengen Electric Manufacturing Co., Ltd.	63,674	417,127
Shinko Electric Industries Co., Ltd.	23,870	166,565
Shinko Plantech Co., Ltd.	35,509	301,339
Shinmaywa Industries Ltd.	69,676	602,685
Ship Healthcare Holdings, Inc.	33,324	1,017,342
Shizuoka Gas Co., Ltd.	51,869	411,427
SHO-BOND Holdings Co., Ltd.	20,353	1,126,202
Showa Corp. *	39,033	443,670
Showa Sangyo Co., Ltd.	100,526	557,158
Siix Corp.	13,378	553,669
Sinfonia Technology Co., Ltd.	72,331	288,509
Sintokogio Ltd.	52,786	561,145
SMK Corp.	66,886	277,122
SMS Co., Ltd.	19,979	645,333
Sodick Co., Ltd.	41,163	501,915
Sogo Medical Co., Ltd.	4,560	209,231
ST Corp.	5,062	114,477
St Marc Holdings Co., Ltd.	12,923	386,304
Star Micronics Co., Ltd.	31,936	531,009
Starts Corp., Inc.	30,590	762,387
Sumitomo Bakelite Co., Ltd.	147,278	1,082,572
Sumitomo Mitsui Construction Co., Ltd.	632,192	700,776
Sumitomo Riko Co., Ltd.	29,286	280,726
Sumitomo Seika Chemicals Co., Ltd.	5,922	280,873
Systena Corp.	8,206	191,394
T-Gaia Corp.	15,061	295,445
Tachi-S Co., Ltd.	23,452	400,811
Taihei Dengyo Kaisha Ltd.	25,375	339,148
Taikisha Ltd.	27,455	695,979
Taiyo Holdings Co., Ltd.	15,304	764,783
Takara Bio, Inc.	35,109	475,946
Takara Leben Co., Ltd.	71,699	347,225
Takara Standard Co., Ltd.	36,813	637,521
Takasago International Corp.	12,577	446,811
Takasago Thermal Engineering Co., Ltd.	59,344	978,642
Takeuchi Manufacturing Co., Ltd.	26,600	501,741
Takuma Co., Ltd.	60,803	689,462
Tamron Co., Ltd.	17,917	320,539
Tamura Corp.	66,886	342,756
Tanseisha Co., Ltd.	24,455	253,305
TechnoPro Holdings, Inc.	29,004	1,320,280
Teikoku Sen-I Co., Ltd.	20,509	401,385
Tekken Corp.	106,099	347,044
Security	Number of Shares	Value ($)
The Aichi Bank Ltd.	9,735	548,401
The Akita Bank Ltd.	145,613	441,893
The Aomori Bank Ltd.	194,628	717,963
The Bank of Iwate Ltd.	14,263	557,898
The Bank of Nagoya Ltd.	15,036	577,204
The Bank of Okinawa Ltd.	19,099	772,220
The Chiba Kogyo Bank Ltd.	58,844	294,060
The Eighteenth Bank Ltd.	136,245	325,572
The Fukui Bank Ltd.	236,189	609,465
The Hokkoku Bank Ltd.	207,663	900,011
The Hokuetsu Bank Ltd.	7,716	179,685
The Hyakugo Bank Ltd.	147,638	614,376
The Hyakujushi Bank Ltd.	193,002	671,632
The Japan Wool Textile Co., Ltd.	53,484	459,226
The Kiyo Bank Ltd.	65,425	1,060,496
The Michinoku Bank Ltd.	44,200	75,501
The Minato Bank Ltd.	15,511	288,629
The Miyazaki Bank Ltd.	150,947	511,569
The Musashino Bank Ltd.	23,094	656,771
The Nanto Bank Ltd.	18,672	519,986
The Nippon Road Co., Ltd.	46,893	260,753
The Nisshin Oillio Group Ltd.	100,526	719,739
The Ogaki Kyoritsu Bank Ltd.	324,455	875,551
The Oita Bank Ltd.	160,988	612,884
The Okinawa Electric Power Co., Inc.	29,331	653,991
The Shikoku Bank Ltd.	96,000	281,737
The Sumitomo Warehouse Co., Ltd.	107,117	705,614
The Tochigi Bank Ltd.	98,250	385,644
The Toho Bank Ltd.	177,874	623,836
The Towa Bank Ltd.	399,272	395,427
The Yamagata Bank Ltd.	140,757	666,313
The Yamanashi Chuo Bank Ltd.	134,088	525,095
TKC Corp.	14,416	421,766
Toa Corp. *	16,798	311,204
Toagosei Co., Ltd.	96,967	1,218,475
TOC Co., Ltd.	58,028	516,695
Tocalo Co., Ltd.	7,072	258,951
Toei Co., Ltd.	53,484	637,085
Toenec Corp.	22,100	135,540
Toho Co., Ltd.	7,117	187,592
Toho Holdings Co., Ltd.	44,711	875,045
Toho Titanium Co., Ltd.	28,394	210,775
Toho Zinc Co., Ltd.	100,526	461,254
Tokai Carbon Co., Ltd.	182,746	1,318,375
Tokai Corp.	12,154	536,141
TOKAI Holdings Corp.	101,874	790,481
Token Corp.	6,429	886,718
Tokuyama Corp. *	283,275	1,250,878
Tokyo Dome Corp.	90,328	855,186
Tokyo Ohka Kogyo Co., Ltd.	30,528	1,067,897
Tokyo Rope Manufacturing Co., Ltd.	12,404	178,295
Tokyo Seimitsu Co., Ltd.	28,924	992,078
Tokyo Steel Manufacturing Co., Ltd.	79,351	671,232
Tokyo TY Financial Group, Inc.	21,509	501,082
Tokyotokeiba Co., Ltd.	12,193	370,576
Tokyu Construction Co., Ltd.	69,871	566,281
TOMONY Holdings, Inc.	125,752	564,433
Tomy Co., Ltd.	81,225	1,084,132
Topre Corp.	33,324	962,841
Topy Industries Ltd.	17,020	576,045
Toridoll Holdings corp.	18,289	572,466
Torii Pharmaceutical Co., Ltd.	11,617	312,116
Toshiba Machine Co., Ltd.	112,909	543,719
Toshiba Plant Systems & Services Corp.	33,324	572,860
Toshiba TEC Corp.	141,111	794,919
Tosho Co., Ltd.	7,782	383,938
Totetsu Kogyo Co., Ltd.	25,370	828,686
Towa Pharmaceutical Co., Ltd.	6,900	328,512

20
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Toyo Corp.	39,047	366,132
Toyo Engineering Corp.	134,088	338,692
Toyo Ink SC Holdings Co., Ltd.	152,098	865,104
Toyo Kanetsu KK	102,756	311,834
TPR Co., Ltd.	24,885	754,057
Trancom Co., Ltd.	6,424	322,776
Transcosmos, Inc.	20,794	446,827
Trusco Nakayama Corp.	33,200	778,266
TSI Holdings Co., Ltd.	82,765	600,095
Tsubaki Nakashima Co., Ltd. (a)	12,192	274,281
Tsubakimoto Chain Co.	145,052	1,138,696
Tsugami Corp.	47,608	384,549
Tsukishima Kikai Co., Ltd.	39,082	476,896
Tsukuba Bank Ltd.	86,202	285,095
Tsukui Corp.	48,002	327,108
UACJ Corp.	235,078	634,365
UKC Holdings Corp.	11,617	203,503
Ulvac, Inc.	37,920	2,084,463
Union Tool Co.	9,745	315,212
Unipres Corp.	35,316	903,597
United Arrows Ltd.	22,547	751,840
United Super Markets Holdings, Inc.	66,371	669,982
Unitika Ltd. *	299,835	220,667
Unizo Holdings Co., Ltd.	12,628	296,596
V Technology Co., Ltd. (a)	3,786	651,525
Valor Holdings Co., Ltd.	31,950	690,324
Vector, Inc.	15,650	217,416
Vital KSK Holdings, Inc.	32,432	264,913
VT Holdings Co., Ltd.	56,751	311,445
W-Scope Corp. (a)	19,181	407,113
Wacom Co., Ltd.	113,785	526,227
Wakita & Co., Ltd.	33,324	386,953
Warabeya Nichiyo Holdings Co., Ltd.	13,707	343,235
Xebio Holdings Co., Ltd.	25,881	510,048
Yakuodo Co., Ltd.	6,460	178,434
YAMABIKO Corp.	31,992	366,835
Yamazen Corp.	79,757	808,730
Yaoko Co., Ltd.	19,977	951,113
Yellow Hat Ltd.	17,372	481,416
Yodogawa Steel Works Ltd.	23,171	647,382
Yokogawa Bridge Holdings Corp.	23,205	414,300
Yokohama Reito Co., Ltd.	55,280	532,408
Yondoshi Holdings, Inc.	15,195	423,847
Yonex Co., Ltd. (a)	26,600	209,300
Yorozu Corp.	13,877	273,984
Yoshinoya Holdings Co., Ltd. (a)	57,664	981,325
Yuasa Trading Co., Ltd.	6,046	203,804
Yushin Precision Equipment Co., Ltd. (a)	6,870	187,261
Zenrin Co., Ltd.	14,225	435,565
ZERIA Pharmaceutical Co., Ltd.	43,020	788,400
Zojirushi Corp.	34,196	340,531
		297,987,344

Netherlands 2.5%
Aalberts Industries N.V.	79,717	3,542,234
Accell Group	19,541	599,161
APERAM S.A.	36,612	1,929,813
Arcadis N.V.	56,223	1,219,894
ASM International N.V.	39,082	2,294,420
ASR Nederland N.V.	66,393	2,569,716
BE Semiconductor Industries N.V.	25,947	1,679,694
Brunel International N.V. (a)	15,639	208,244
Corbion N.V.	46,492	1,399,546
Eurocommercial Properties N.V.	38,196	1,634,803
Flow Traders	23,452	635,572
Fugro N.V. CVA *	60,858	771,656
Galapagos N.V. *	30,450	2,797,328
Security	Number of Shares	Value ($)
IMCD Group N.V.	40,483	2,377,873
Koninklijke BAM Groep N.V.	172,437	1,032,842
NSI N.V.	14,770	568,945
Philips Lighting N.V.	58,879	2,170,038
PostNL N.V.	327,804	1,303,244
Refresco Group N.V.	45,603	885,641
SBM Offshore N.V.	140,817	2,250,925
TKH Group N.V.	36,940	2,174,817
TomTom N.V. *	96,000	1,000,273
Vastned Retail N.V.	15,038	694,855
Wereldhave N.V.	34,723	1,697,522
Wessanen	44,444	774,362
		38,213,418

New Zealand 0.9%
a2 Milk Co., Ltd. *(a)	577,777	2,296,612
Argosy Property Ltd.	793,429	599,508
Chorus Ltd.	331,967	951,019
EBOS Group Ltd.	65,925	813,051
Freightways Ltd.	143,903	814,200
Genesis Energy Ltd.	475,848	836,670
Goodman Property Trust	811,137	743,599
Infratil Ltd.	392,091	884,569
Kathmandu Holdings Ltd.	131,867	219,108
Mainfreight Ltd.	62,820	1,112,194
Metlifecare Ltd.	109,287	477,455
Precinct Properties New Zealand Ltd.	567,276	518,011
Summerset Group Holdings Ltd.	170,938	626,820
Trade Me Group Ltd.	317,135	1,056,164
Vital Healthcare Property Trust	220,469	357,643
Z Energy Ltd.	288,456	1,594,892
		13,901,515

Norway 1.7%
Aker A.S.A., A Shares	18,622	670,213
Aker Solutions A.S.A. *	118,476	552,645
Atea A.S.A. *	76,927	1,013,518
Austevoll Seafood A.S.A.	61,268	631,986
Bakkafrost P/F	28,232	1,314,374
Borregaard A.S.A.	75,300	875,936
BW LPG Ltd. *(a)	47,075	192,963
DNO A.S.A. *	540,820	846,003
Entra A.S.A.	62,838	892,511
Grieg Seafood A.S.A.	37,650	372,636
Hoegh LNG Holdings Ltd.	28,382	299,148
Leroy Seafood Group A.S.A.	201,140	1,334,065
Nordic Semiconductor A.S.A. *	119,410	613,945
Norway Royal Salmon A.S.A.	20,265	442,817
Norwegian Air Shuttle A.S.A. *(a)	8,840	219,868
Norwegian Property A.S.A.	261,052	322,127
Ocean Yield A.S.A. (a)	33,271	291,875
Opera Software A.S.A. *(a)	90,666	279,695
Petroleum Geo-Services A.S.A. *(a)	223,254	420,690
REC Silicon A.S.A. *(a)	1,674,843	223,245
Salmar A.S.A.	40,716	1,177,542
SpareBank 1 SMN	98,309	1,029,863
SpareBank 1 SR-Bank A.S.A.	122,063	1,306,162
Stolt-Nielsen Ltd.	9,837	147,305
Storebrand A.S.A.	368,282	3,039,095
Subsea 7 S.A.	207,071	2,973,043
TGS Nopec Geophysical Co. A.S.A.	87,326	1,867,780
Tomra Systems A.S.A.	107,804	1,621,248
Veidekke A.S.A.	60,369	779,846

21
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Wallenius Wilhelmsen Logistics *	58,790	385,392
XXL A.S.A.	81,440	813,892
		26,951,428

Portugal 0.5%
Altri, SGPS, S.A.	66,474	290,043
Banco BPI S.A. *	278,461	349,933
Banco Comercial Portugues S.A. *	6,726,886	1,786,662
CTT-Correios de Portugal S.A.	111,124	687,924
NOS, SGPS S.A.	158,953	1,016,519
REN - Redes Energeticas Nacionais, SGPS, S.A.	144,746	474,964
Semapa-Sociedade de Investimento e Gestao	33,715	608,271
Sonae, SGPS, S.A.	771,741	863,389
The Navigator Co. S.A.	223,258	951,571
		7,029,276

Republic of Korea 4.9%
Able C&C Co., Ltd.	10,000	192,888
Advanced Process Systems Corp. *	8,011	312,597
Ahnlab, Inc.	6,377	292,948
Amicogen, Inc. *	4,631	124,851
Aprogen pharmaceuticals, Inc. *	80,000	279,177
Asiana Airlines, Inc. *	83,700	332,915
ATGen Co., Ltd. *	11,453	294,552
Binex Co., Ltd. *	13,655	115,891
Binggrae Co., Ltd.	3,060	164,452
Bukwang Pharmaceutical Co., Ltd.	14,542	275,339
Caregen Co., Ltd.	2,705	163,605
Cell Biotech Co., Ltd.	4,600	156,243
Celltrion Pharm, Inc. *	20,000	336,112
Chabiotech Co., Ltd. *	26,147	291,012
Chong Kun Dang Pharmaceutical Corp.	4,536	418,361
CJ CGV Co., Ltd.	12,547	727,717
CJ E&M Corp.	15,721	1,059,592
CJ Hellovision Co., Ltd.	22,500	167,613
CJ O Shopping Co., Ltd.	1,806	342,749
CMG Pharmaceutical Co., Ltd. *	41,235	132,745
Com2uSCorp	8,879	858,293
Cosmax, Inc.	5,130	536,839
CrucialTec Co., Ltd. *	32,851	93,227
CrystalGenomics, Inc. *	29,683	355,375
Cuckoo Electronics Co., Ltd.	2,367	281,286
CUROCOM Co., Ltd. *	75,000	171,603
Daeduck Electronics Co.	35,000	374,024
Daesang Corp.	20,535	438,891
Daewoong Co., Ltd.	16,395	217,369
Daewoong Pharmaceutical Co., Ltd.	3,046	272,833
Daishin Securities Co., Ltd.	26,463	330,905
Daou Technology, Inc.	22,600	394,839
DIO Corp. *	9,246	280,430
Dong-A Socio Holdings Co., Ltd. (c)	3,700	381,878
Dong-A ST Co., Ltd.	2,550	188,830
Dongbu HiTek Co., Ltd. *	28,653	405,299
DongKook Pharmaceutical Co., Ltd.	3,000	157,503
Dongkuk Steel Mill Co., Ltd.	52,179	585,371
Dongwon Industries Co., Ltd.	900	229,869
Doosan Bobcat, Inc.	22,204	751,226
DoubleUGames Co., Ltd.	10,247	485,269
Duk San Neolux Co., Ltd. *	5,839	129,456
Duzone Bizon Co., Ltd.	18,321	536,989
Emerson Pacific, Inc. *	10,496	270,405
Eo Technics Co., Ltd.	6,507	416,642
Eugene Investment & Securities Co., Ltd. *	100,951	299,916
Fila Korea Ltd.	9,900	621,603
Security	Number of Shares	Value ($)
Foosung Co., Ltd. *	43,999	437,024
G-SMATT GLOBAL Co., Ltd. *	25,000	294,874
Gamevil, Inc. *	4,065	194,670
GemVax & Kael Co., Ltd. *	17,326	163,641
Genexine Co., Ltd. *	6,466	265,785
Grand Korea Leisure Co., Ltd.	18,871	386,591
Green Cross Corp.	4,000	643,845
Green Cross Holdings Corp.	24,000	718,340
GS Home Shopping, Inc.	1,935	378,386
Halla Holdings Corp.	7,194	407,677
Hana Tour Service, Inc.	9,038	682,098
Hanall Biopharma Co., Ltd. *	23,044	259,541
Hancom, Inc.	8,000	117,063
Handsome Co., Ltd.	8,300	242,169
Hanil Cement Co., Ltd.	3,845	438,172
Hanjin Kal Corp. *	23,226	472,718
Hanjin Transportation Co., Ltd.	10,586	286,806
Hankook Shell Oil Co., Ltd.	450	160,429
Hankook Tire Worldwide Co., Ltd.	16,435	310,452
Hansae Co., Ltd.	11,000	244,856
Hansol Chemical Co., Ltd.	6,571	449,877
Hansol Paper Co., Ltd.	11,915	192,842
Hansol Technics Co., Ltd. *	16,471	235,175
Hanwha General Insurance Co., Ltd.	32,016	275,129
HLB, Inc. *	23,168	277,375
Homecast Co., Ltd. *	20,089	198,645
Huchems Fine Chemical Corp.	15,000	318,597
Hugel, Inc. *	1,829	940,777
Humax Co., Ltd.	8,338	78,012
Hyundai Elevator Co., Ltd.	8,111	374,044
Hyundai Greenfood Co., Ltd.	47,000	721,089
Hyundai Home Shopping Network Corp.	4,402	536,782
Hyundai Livart Furniture Co., Ltd.	8,000	167,081
Hyundai Rotem Co., Ltd. *	48,482	795,421
i-SENS, Inc.	8,000	167,790
ICD Co., Ltd.	9,952	115,177
Ilyang Pharmaceutical Co., Ltd.	9,277	297,825
iMarketKorea, Inc.	22,143	222,883
InBody Co., Ltd.	7,059	197,196
Innocean Worldwide, Inc.	10,000	635,864
Insun ENT Co., Ltd. *	37,430	209,125
Interflex Co., Ltd. *	10,624	469,205
Interpark Holdings Corp.	32,914	141,569
iNtRON Biotechnology, Inc. *	11,921	330,375
IS Dongseo Co., Ltd.	12,300	389,420
It's Hanbul Co., Ltd.	3,844	118,804
JB Financial Group Co., Ltd.	76,294	420,848
Jeil Pharma Holdings, Inc.	836	29,693
Jeil Pharmaceutical Co., Ltd. *	2,023	89,076
Jenax, Inc. *	7,538	189,520
Jusung Engineering Co., Ltd. *	22,271	321,938
JW Holdings Corp.	22,859	189,343
JW Pharmaceutical Corp.	9,477	383,669
KIWOOM Securities Co., Ltd.	9,153	655,061
Koh Young Technology, Inc.	8,228	445,112
Kolao Holdings	42,750	213,068
Kolon Corp.	5,772	339,891
Kolon Industries, Inc.	14,059	891,467
Kolon Life Science, Inc.	3,858	448,207
Komipharm International Co., Ltd. *	28,993	947,492
Korea Electric Terminal Co., Ltd.	4,600	292,905
Korea Kolmar Co., Ltd.	11,364	684,299
Korea Line Corp. *	9,681	304,356
Korea PetroChemical Ind Co., Ltd.	2,380	564,606
Korea Real Estate Investment & Trust Co., Ltd.	165,926	499,573
Korean Reinsurance Co.	61,000	673,510
KT Skylife Co., Ltd.	14,000	199,894

22
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Kumho Industrial Co., Ltd.	47,575	389,426
Kumho Tire Co., Inc. *	149,732	892,337
Kwang Dong Pharmaceutical Co., Ltd.	22,200	170,103
LEENO Industrial, Inc.	6,122	273,633
LF Corp.	11,858	306,020
LG Innotek Co., Ltd.	12,000	1,963,462
LG International Corp.	20,000	511,706
LIG Nex1 Co., Ltd.	9,817	726,089
Lock&Lock Co., Ltd.	12,300	171,258
Loen Entertainment, Inc.	4,994	355,639
Lotte Food Co., Ltd.	800	438,453
LOTTE Himart Co., Ltd.	11,000	667,258
LS Industrial Systems Co., Ltd.	15,671	808,844
Maeil Dairies Co., Ltd. *	5,107	327,453
Medipost Co., Ltd. *	5,401	435,395
Medy-Tox, Inc.	3,338	1,684,689
Meritz Financial Group, Inc.	20,400	303,033
Meritz Fire & Marine Insurance Co., Ltd.	44,092	989,294
Meritz Securities Co., Ltd.	251,000	1,074,029
Mirae Asset Life Insurance Co., Ltd.	55,000	270,708
Modetour Network, Inc.	15,235	367,499
Muhak Co., Ltd.	7,847	139,181
Namyang Dairy Products Co., Ltd.	297	178,316
Nexen Tire Corp.	32,444	379,798
NICE Holdings Co., Ltd.	8,972	128,501
NICE Information Service Co., Ltd.	26,314	188,791
NS Shopping Co., Ltd.	12,510	181,947
NUTRIBIOTECH Co., Ltd. *	4,712	84,411
Osstem Implant Co., Ltd. *	8,291	526,459
Pan Ocean Co., Ltd. *	133,707	762,448
Partron Co., Ltd.	35,200	280,639
Peptron, Inc. *	3,802	144,480
Poongsan Corp.	15,750	796,160
POSCO Chemtech Co., Ltd.	18,986	555,639
Posco ICT Co., Ltd.	62,300	365,756
S&T Motiv Co., Ltd.	7,906	366,694
Samchully Co., Ltd.	2,200	209,737
Samyang Corp.	3,391	296,216
Samyang Holdings Corp.	5,210	494,386
Seah Besteel Corp.	12,000	377,261
Seegene, Inc. *	8,500	237,451
Seobu T&D	12,384	154,855
Seoul Semiconductor Co., Ltd.	32,172	654,795
SFA Engineering Corp.	19,662	659,992
SFA Semicon Co., Ltd. *	85,298	189,114
Silicon Works Co., Ltd.	6,814	264,982
SillaJen, Inc. *	44,986	995,389
SK Chemicals Co., Ltd.	16,400	994,821
SK Gas Ltd.	3,128	310,692
SK Materials Co., Ltd.	5,051	817,943
SK Securities Co., Ltd. *	300,000	335,225
SL Corp.	23,300	403,969
SM Entertainment Co. *	11,550	302,168
Songwon Industrial Co., Ltd.	8,000	147,925
Soulbrain Co., Ltd.	7,228	413,450
SPC SAMLIP Co., Ltd.	1,610	226,308
Ssangyong Cement Industrial Co., Ltd.	15,747	186,434
Ssangyong Motor Co. *	33,000	161,547
ST Pharm Co., Ltd.	4,429	137,277
Sung Kwang Bend Co., Ltd.	19,889	173,914
Taekwang Industrial Co., Ltd.	473	510,501
Taewoong Co., Ltd. *	6,698	117,910
Taihan Electric Wire Co., Ltd. *	212,808	260,443
TES Co., Ltd.	10,000	269,599
Tongyang Life Insurance Co.,Ltd.	15,897	129,279
Tongyang, Inc.	122,189	229,727
Toptec Co., Ltd.	14,431	358,983
Vieworks Co., Ltd.	4,757	202,497
Security	Number of Shares	Value ($)
ViroMed Co., Ltd. *	11,292	1,246,767
Webzen, Inc. *	16,000	263,923
Wonik Holdings Co., Ltd. *	22,280	163,603
WONIK IPS Co., Ltd. *	25,623	690,794
Young Poong Corp.	370	405,241
Youngone Corp.	23,420	702,018
Yuanta Securities Korea Co., Ltd. *	41,845	135,822
Yungjin Pharmaceutical Co., Ltd. *	72,339	670,400
		74,701,179

Singapore 1.5%
Accordia Golf Trust	625,450	327,003
Ascendas Hospitality Trust	784,182	482,174
Ascendas India Trust	537,158	456,861
Ascott Residence Trust	824,637	713,511
Asian Pay Television Trust	1,168,418	490,426
Cache Logistics Trust	707,016	455,552
CapitaLand Retail China Trust	403,684	474,135
CDL Hospitality Trusts	574,177	689,182
China Everbright Water Ltd.	348,871	120,743
China Hongxing Sports Ltd. *(c)	884,000	—
Croesus Retail Trust	508,925	432,849
ESR-REIT	1,034,014	422,590
Ezion Holdings Ltd. *(c)	1,384,129	184,727
Far East Hospitality Trust	715,172	347,580
First Real Estate Investment Trust	403,684	395,361
First Resources Ltd.	389,477	534,886
Frasers Centrepoint Trust	487,695	757,759
Frasers Commercial Trust	486,715	499,976
Frasers Logistics & Industrial Trust	427,628	338,513
Genting Hong Kong Ltd.	1,591,463	437,652
GL Ltd.	641,851	352,120
Keppel DC REIT	545,247	515,937
Keppel Infrastructure Trust	1,678,928	692,341
Keppel REIT	1,445,974	1,235,147
Lippo Malls Indonesia Retail Trust	1,611,719	516,272
Manulife US Real Estate Investment Trust	267,995	258,615
Mapletree Commercial Trust	1,466,309	1,657,426
Mapletree Greater China Commercial Trust	1,541,305	1,276,854
Mapletree Industrial Trust	961,993	1,314,063
Mapletree Logistics Trust	1,138,374	1,031,075
Midas Holdings Ltd. *	1,074,316	170,087
OUE Hospitality Trust	759,439	425,017
OUE Ltd.	216,668	312,717
Parkway Life Real Estate Investment Trust	343,046	679,524
Raffles Medical Group Ltd.	714,026	578,372
RHT Health Trust	537,158	340,174
Sabana Shari'ah Compliant Industrial Real Estate Investment Trust	762,724	269,593
Sarine Technologies Ltd.	233,987	240,362
SIIC Environment Holdings Ltd.	741,493	292,120
Silverlake Axis Ltd.	624,555	278,244
Soilbuild Business Space REIT	761,718	409,465
SPH REIT	588,849	433,615
Starhill Global REIT	1,141,297	626,117
United Engineers Ltd.	362,523	723,444
Yoma Strategic Holdings Ltd.	980,144	422,227
		23,612,408

Spain 1.9%
Almirall S.A. (a)	46,650	478,084
Applus Services S.A.	105,748	1,355,931
Atresmedia Corp de Medios de Comunicaion S.A.	44,708	465,092
Axiare Patrimonio SOCIMI S.A.	45,630	869,077

23
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Bolsas y Mercados Espanoles SHMSF S.A. (a)	57,310	2,062,472
Cellnex Telecom SAU	113,908	2,541,253
Cia de Distribucion Integral Logista Holdings S.A.	31,010	767,218
Cie Automotive S.A.	41,148	1,029,784
Codere S.A. *(a)	825,282	431,718
Construcciones y Auxiliar de Ferrocarriles S.A.	16,837	700,612
Ebro Foods S.A.	62,822	1,496,022
Ence Energia y Celulosa S.A.	116,805	510,345
Euskaltel S.A.	73,065	743,668
Faes Farma S.A.	206,160	675,260
Fomento de Construcciones y Contratas S.A. *	54,091	569,004
Grupo Catalana Occidente S.A.	38,547	1,626,912
Hispania Activos Inmobiliarios SOCIMI S.A.	70,893	1,317,790
Indra Sistemas S.A. *	97,021	1,524,903
Inmobiliaria Colonial S.A.	176,082	1,717,666
Let's GOWEX S.A. *(c)	5,361	—
Liberbank S.A. *	253,302	307,174
Melia Hotels International S.A.	68,158	1,000,352
NH Hotel Group S.A.	165,554	1,076,644
Obrascon Huarte Lain S.A. *(a)	111,509	474,346
Papeles y Cartones de Europa S.A.	34,924	297,499
Pharma Mar S.A. *	119,045	537,824
Prosegur Cia de Seguridad S.A.	171,242	1,164,532
Sacyr S.A. *(a)	209,356	589,154
Tecnicas Reunidas S.A.	24,924	864,369
Viscofan S.A.	34,535	2,081,673
		29,276,378

Sweden 4.9%
AAK AB	21,921	1,607,432
AF AB, B Shares	45,168	984,264
Ahlsell AB	177,275	1,237,551
Atrium Ljungberg AB, B Shares	25,825	458,254
Attendo AB	74,086	911,487
Avanza Bank Holding AB	23,173	968,872
Axfood AB	88,051	1,555,791
Betsson AB *	99,115	924,219
Bilia AB, B Shares	62,984	654,983
BillerudKorsnas AB	136,026	2,265,006
Bonava AB, B Shares	68,157	1,110,061
Bravida Holding AB	128,786	949,223
Bure Equity AB	34,226	413,989
Castellum AB	219,117	3,425,532
Clas Ohlson AB, B Shares	21,974	436,313
Cloetta AB, B Shares	183,089	692,565
Collector AB *	20,878	237,317
Com Hem Holding AB	133,307	1,983,518
Concentric AB	31,081	479,455
Dometic Group AB	231,182	1,920,379
Elekta AB, B Shares	279,835	2,892,474
Fabege AB	108,355	2,170,545
Fingerprint Cards AB, Class B *(a)	194,937	890,002
Haldex AB *(a)	28,351	385,681
Hemfosa Fastigheter AB	121,578	1,492,729
Hexpol AB	209,833	2,050,245
Holmen AB, B Shares	42,934	1,874,402
Hufvudstaden AB, A Shares	90,242	1,601,308
Indutrade AB	78,303	1,905,089
Intrum Justitia AB (a)	53,665	1,748,740
Investment AB Oresund	38,959	668,301
JM AB	52,522	1,683,112
Security	Number of Shares	Value ($)
Klovern AB, B Shares	344,470	476,185
Kungsleden AB	139,410	935,549
Lifco AB, B Shares	35,366	1,155,555
Lindab International AB	55,752	573,120
Loomis AB, B Shares	56,770	2,067,516
Mekonomen AB	18,160	389,109
Modern Times Group MTG AB, B Shares	43,771	1,584,202
Mycronic AB (a)	81,560	766,161
NCC AB, B Shares	67,360	1,754,821
NetEnt AB *	147,345	1,406,354
Nibe Industrier AB, B Shares	259,535	2,385,843
Nobia AB	80,464	780,134
Oriflame Holding AG *	16,608	605,684
Pandox AB	45,159	810,976
Peab AB	142,002	1,628,392
Ratos AB, B Shares	148,659	694,783
Resurs Holding AB	61,515	406,629
Rezidor Hotel Group AB	103,893	387,770
Saab AB, Class B	28,852	1,314,363
SAS AB *(a)	265,290	653,444
SkiStar AB	15,748	369,093
SSAB AB, A Shares *(a)	154,471	783,289
SSAB AB, B Shares *	449,618	1,846,534
Sweco AB, B Shares	54,387	1,368,330
Swedish Orphan Biovitrum AB *	122,914	1,830,422
Thule Group AB	79,585	1,522,220
Vitrolife AB	10,470	877,615
Wallenstam AB, B Shares	171,111	1,740,710
Wihlborgs Fastigheter AB	62,466	1,514,284
		75,207,926

Switzerland 4.0%
Allreal Holding AG *	11,136	1,995,441
ams AG *	45,849	3,294,353
APG SGA S.A.	558	228,629
Arbonia AG *	29,779	531,436
Ascom Holding AG	31,133	605,814
Autoneum Holding AG	3,557	902,760
Bachem Holding AG, Class B	3,326	402,858
Basilea Pharmaceutica *(a)	8,250	700,950
BB Biotech AG (a)	33,983	2,206,596
Belimo Holding AG	318	1,245,859
Bell Food Group AG	1,135	519,667
BKW AG	13,793	799,449
Bobst Group AG	4,320	488,191
Bucher Industries AG	5,098	1,789,074
Burckhardt Compression Holding AG (a)	2,388	698,881
Cembra Money Bank AG *	23,189	2,014,861
Conzzeta AG	635	650,859
COSMO Pharmaceuticals N.V.	4,593	673,417
Daetwyler Holding AG	4,589	717,718
dormakaba Holding AG *	2,367	2,129,315
EFG International AG *	57,113	465,343
Emmi AG *	1,654	1,102,380
Forbo Holding AG	973	1,476,206
GAM Holding AG *	131,353	2,016,084
Georg Fischer AG	3,304	3,799,084
Huber & Suhner AG	11,617	687,228
Implenia AG	10,367	705,517
Interroll Holding AG	313	399,311
Intershop Holding AG	595	297,810
Kudelski S.A.	29,226	375,589
LEM Holding S.A.	356	440,832
Leonteq AG *	6,121	364,330
Logitech International S.A.	114,222	4,053,039
Meyer Burger Technology AG *(a)	431,540	624,184
Mobimo Holding AG *	5,896	1,627,382

24
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
OC Oerlikon Corp. AG *	150,506	2,098,627
Panalpina Welttransport Holding AG	11,149	1,464,104
Rieter Holding AG *	3,644	777,715
Schmolz & Bickenbach AG *	430,321	407,484
Schweiter Technologies AG	618	772,339
SFS Group AG *	13,803	1,568,457
Siegfried Holding AG *	2,045	649,037
St. Galler Kantonalbank AG	1,525	681,569
Sunrise Communications Group AG *	27,748	2,373,450
Swissquote Group Holding S.A.	4,631	168,181
Tecan Group AG	9,760	1,946,922
U-Blox Holding AG *	5,021	903,885
Valiant Holding AG	13,811	1,506,132
Valora Holding AG	2,379	716,052
VAT Group AG *	16,170	2,064,578
Vetropack Holding AG	76	159,513
Vontobel Holding AG	16,724	1,063,305
VZ Holding AG	2,234	671,246
Ypsomed Holding AG *(a)	1,958	294,413
Zehnder Group AG	8,412	295,864
		61,613,320

United Kingdom 15.0%
888 Holdings plc	107,425	364,051
AA plc	473,063	975,305
Acacia Mining plc	117,167	305,575
Aldermore Group plc *	138,973	403,811
Allied Minds plc *(a)	173,507	278,907
Amec Foster Wheeler plc	310,306	1,689,345
AO World plc *	172,117	256,157
Assura plc	1,274,943	1,071,945
AVEVA Group plc	50,183	1,246,709
B&M European Value Retail S.A.	585,228	2,808,252
Balfour Beatty plc	530,110	1,836,784
BBA Aviation plc	814,789	3,168,588
Beazley plc	432,504	2,847,819
Berendsen plc	131,927	2,150,431
BGEO Group plc	28,401	1,266,226
Big Yellow Group plc	117,793	1,227,159
Bodycote plc	153,487	1,890,736
Bovis Homes Group plc	107,093	1,454,464
Brewin Dolphin Holdings plc	206,156	947,015
Britvic plc	220,867	2,150,140
BTG plc *	314,081	2,818,799
Cairn Energy plc *	451,018	996,688
Card Factory plc	218,376	936,179
Carillion plc (a)	347,663	197,604
Centamin plc	871,535	1,701,370
Chemring Group plc	217,037	495,004
Chesnara plc	111,406	572,414
Cineworld Group plc	157,061	1,310,417
Close Brothers Group plc	116,471	2,318,716
Computacenter plc	49,665	654,677
Countryside Properties plc	188,213	839,611
Countrywide plc	89,434	160,184
Cranswick plc	34,130	1,314,949
Crest Nicholson Holdings plc	188,000	1,317,826
Daejan Holdings plc	2,428	186,152
Dairy Crest Group plc	105,291	807,931
De La Rue plc	86,906	695,413
Debenhams plc	999,520	518,392
Dechra Pharmaceuticals plc	76,057	1,874,802
Dignity plc	38,794	1,128,729
Diploma plc	87,181	1,216,611
Domino's Pizza Group plc	393,193	1,369,979
Drax Group plc	322,317	1,280,852
Dunelm Group plc	75,410	567,956
Security	Number of Shares	Value ($)
EI Group plc *	428,749	780,356
Electrocomponents plc	340,643	2,776,268
Elementis plc	370,973	1,288,735
Entertainment One Ltd.	257,694	796,924
Essentra plc	205,150	1,411,608
esure Group plc	209,961	737,236
Evraz plc	364,698	1,575,211
F&C Commercial Property Trust Ltd.	372,947	722,283
Fenner plc	162,368	717,622
Ferrexpo plc	215,401	830,722
Fidessa Group plc	31,405	848,996
Firstgroup plc *	912,200	1,379,938
Galliford Try plc	63,669	1,142,007
Genel Energy plc *(a)	149,888	292,604
Genus plc	48,312	1,159,763
Go-Ahead Group plc	33,803	784,459
Gocompare.Com Group plc *	209,961	274,603
Grafton Group plc	169,867	1,720,414
Grainger plc	323,207	1,063,660
Great Portland Estates plc	254,522	1,985,824
Greencore Group plc	567,093	1,497,992
Greene King plc	245,971	2,185,343
Greggs plc	81,131	1,257,633
GVC Holdings plc	222,469	2,237,401
Halfords Group plc	161,997	674,026
Hansteen Holdings PLC	525,157	896,616
Hastings Group Holdings Ltd.	247,615	1,015,263
Hays plc	1,099,124	2,591,786
Helical plc	67,677	289,521
Hill & Smith Holdings plc	64,911	1,074,788
Hiscox Ltd.	224,753	3,701,159
Hochschild Mining plc	180,443	660,095
HomeServe plc	198,063	1,865,615
Hunting plc *	99,678	516,586
Ibstock plc	293,819	889,711
IG Group Holdings plc	278,676	2,316,118
Imagination Technologies Group plc *	193,799	338,995
Indivior plc *	561,188	3,012,513
Intermediate Capital Group plc	214,002	2,448,681
International Personal Finance plc	154,569	387,883
Interserve plc	76,090	164,962
ITE Group plc	212,666	485,035
IWG plc	515,585	1,997,058
J.D. Wetherspoon plc	64,578	908,675
Jardine Lloyd Thompson Group plc	78,363	1,166,257
JD Sports Fashion plc	279,069	1,165,445
John Laing Group plc	284,253	1,087,835
Jupiter Fund Management plc	325,405	2,249,548
KAZ Minerals plc *	192,566	2,085,541
KCOM Group plc	310,821	400,508
Keller Group plc	56,578	602,548
Kennedy Wilson Europe Real Estate plc	78,772	1,138,849
Kier Group plc	72,163	1,093,511
Ladbrokes Coral Group plc	1,352,706	2,065,490
Laird plc	391,684	712,895
Lamprell plc *	163,573	210,772
Lancashire Holdings Ltd.	164,004	1,452,876
LondonMetric Property plc	401,458	859,751
Lonmin plc *	230,037	251,952
Lookers plc	229,422	323,706
Man Group plc	1,218,291	2,627,894
Marston's plc	478,720	712,467
McCarthy & Stone plc	369,179	786,817
Metro Bank plc *	57,483	2,569,479
Mitchells & Butlers plc	179,548	573,533
Mitie Group plc	302,060	1,047,000
Moneysupermarket.com Group plc	435,067	1,791,135
Morgan Advanced Materials plc	237,113	916,902

25
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
N Brown Group plc	125,161	527,373
National Express Group plc	317,420	1,468,352
NCC Group plc	188,166	450,978
NewRiver REIT plc	231,523	1,039,677
NEX Group plc	242,136	2,068,589
NMC Health plc	55,799	1,952,080
Northgate plc	106,776	554,610
Nostrum Oil & Gas plc *	58,790	286,956
Ocado Group plc *(a)	335,060	1,337,536
OneSavings Bank plc	78,313	397,889
Ophir Energy plc *	556,637	555,872
Oxford Instruments plc	46,931	634,361
Pagegroup plc	244,612	1,609,070
Paysafe Group plc *	396,206	2,991,714
Petra Diamonds Ltd. *	413,102	501,163
Pets at Home Group plc	282,040	662,883
Phoenix Group Holdings	305,237	3,077,676
Picton Property Income Ltd.	242,035	265,873
Playtech plc	226,191	2,768,855
Polypipe Group plc	142,578	727,159
Premier Foods plc *	510,140	272,796
Premier Oil plc *(a)	373,599	267,178
PZ Cussons plc	149,852	662,305
QinetiQ Group plc	476,649	1,412,628
Rank Group plc	25,970	76,966
Rathbone Brothers plc	41,719	1,494,445
Redefine International plc	801,100	407,742
Redrow plc	161,984	1,295,136
Renewi plc	524,483	626,826
Renishaw plc	28,211	1,664,889
Rotork plc	677,512	2,000,935
RPS Group plc	177,277	659,593
Safestore Holdings plc	156,210	832,311
Saga plc	878,920	2,296,776
Savills plc	106,613	1,216,466
Schroder Real Estate Investment Trust Ltd.	383,374	311,218
Senior plc	343,036	1,213,784
Serco Group plc *	878,904	1,332,967
Shaftesbury plc	182,179	2,340,425
SIG plc	455,866	1,046,170
Soco International plc	182,171	279,336
Sophos Group plc	222,914	1,444,796
Spectris plc	96,267	2,870,398
Spirax-Sarco Engineering plc	57,094	4,134,549
Spire Healthcare Group plc	223,375	934,296
Sports Direct International plc *(a)	207,120	1,035,512
SSP Group plc	372,764	2,656,198
ST Modwen Properties plc	112,460	512,258
Stagecoach Group plc	314,976	678,196
SuperGroup plc	32,010	655,819
Synthomer plc	218,431	1,331,021
TalkTalk Telecom Group plc (a)	405,316	1,049,240
Ted Baker plc	19,517	627,458
Telecom Plus plc	44,241	621,374
The Paragon Group of Cos. plc	214,138	1,129,923
The Restaurant Group plc	159,269	711,108
The Unite Group plc	165,564	1,478,429
Thomas Cook Group plc	1,132,447	1,832,774
TP ICAP plc	428,847	2,727,589
Tritax Big Box REIT plc	966,877	1,780,348
Tullow Oil plc *	1,081,301	2,174,958
UBM plc	307,266	2,626,980
UDG Healthcare plc	194,187	2,094,339
UK Commercial Property Trust Ltd.	268,672	314,866
Ultra Electronics Holdings plc	57,155	1,362,471
Vectura Group plc *	528,837	746,851
Vedanta Resources plc	69,667	765,284
Security	Number of Shares	Value ($)
Vesuvius plc	168,161	1,252,433
Victrex plc	64,571	1,694,845
Virgin Money Holdings UK plc	204,826	703,106
WH Smith plc	87,561	2,086,166
Wizz Air Holdings plc *	38,299	1,453,363
Workspace Group plc	89,956	1,028,147
ZPG plc	217,377	987,357
		230,308,083
Total Common Stock
(Cost $1,311,604,279)		1,527,256,420

Preferred Stock 0.3% of net assets

Germany 0.3%
Biotest AG	20,810	576,465
Draegerwerk AG & Co. KGaA	5,520	589,595
Jungheinrich AG	41,121	1,741,661
Schaeffler AG	57,110	803,913
Sixt SE	13,844	810,612
		4,522,246

Sweden 0.0%
Klovern AB	16,555	638,079
Total Preferred Stock
(Cost $4,203,988)		5,160,325

Rights 0.0% of net assets

Australia 0.0%
Mesoblast Ltd. expires 09/12/17 *(c)	15,375	488
Total Rights
(Cost $—)		488

Other Investment Companies 4.0% of net assets

United States 4.0%
Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (b)	3,601,919	3,601,919
Securities Lending Collateral 3.7%
Wells Fargo Government Money Market Fund, Select Class 0.92% (b)	57,238,237	57,238,237
Total Other Investment Companies
(Cost $60,840,156)		60,840,156

26
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 09/15/17	47	4,546,780	7,297
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $54,447,264.
(b)	The rate shown is the 7-day yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
27
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 97.2% of net assets

Brazil 6.9%
Ambev S.A. ADR	4,531,291	28,365,882
Atacadao Distribuicao Comercio e Industria Ltda *	307,800	1,545,628
B3 SA - Brasil Bolsa Balcao	1,955,720	13,748,995
Banco Bradesco S.A.	774,854	7,941,980
Banco BTG Pactual S.A.	323,656	1,680,796
Banco do Brasil S.A.	1,121,265	10,940,214
Banco Santander Brasil S.A.	394,943	3,519,586
BB Seguridade Participacoes S.A.	646,943	5,699,522
BR Malls Participacoes S.A.	733,837	3,171,887
BRF S.A. ADR *(a)	608,302	8,175,579
BTG Pactual Participations Ltd. *	323,656	41,146
CCR S.A.	998,131	5,538,740
Centrais Eletricas Brasileiras S.A. *	414,740	2,322,528
Cielo S.A.	1,163,337	8,293,044
Companhia de Saneamento Basico do Estado de Sao Paulo	354,465	3,621,875
Companhia Siderurgica Nacional S.A. *	706,842	1,952,186
Cosan S.A. Industria e Comercio	126,573	1,552,369
CPFL Energia S.A. ADR	213,140	3,655,351
EDP - Energias do Brasil S.A.	324,543	1,571,941
Embraer S.A.	776,582	4,425,341
Engie Brasil Energia S.A.	220,976	2,535,312
Equatorial Energia S.A.	201,922	3,922,348
Estacio Participacoes S.A.	284,894	2,336,956
Fibria Celulose S.A.	236,500	3,141,107
Hypermarcas S.A.	397,421	3,727,342
Itau Unibanco Holding S.A. ADR	3,240,381	41,379,665
JBS S.A.	888,817	2,449,123
Klabin S.A.	592,386	3,223,203
Kroton Educacional S.A.	1,581,961	9,034,893
Localiza Rent a Car S.A.	152,013	2,877,012
Lojas Americanas S.A.	209,786	962,771
Lojas Renner S.A.	736,031	7,158,082
M Dias Branco S.A.	95,383	1,488,441
Multiplan Empreendimentos Imobiliarios S.A.	102,920	2,390,765
Natura Cosmeticos S.A.	170,161	1,595,369
Odontoprev S.A.	251,639	1,185,237
Petroleo Brasileiro S.A. *	3,074,198	13,649,207
Porto Seguro S.A.	125,920	1,390,685
Raia Drogasil S.A.	226,439	4,990,877
Rumo S.A. *	947,842	3,111,827
Sao Martinho S.A.	260,376	1,444,028
Smiles S.A.	60,498	1,336,495
Sul America S.A.	293,741	1,678,547
Tim Participacoes S.A.	823,460	2,952,098
Transmissora Alianca de Energia Eletrica S.A.	186,602	1,334,375
Ultrapar Participacoes S.A. ADR	472,891	11,008,902
Vale S.A.	2,504,306	27,920,690
Vale S.A. ADR	883,667	9,066,423
WEG S.A.	633,249	4,117,744
		291,174,114

Security	Number of Shares	Value ($)
Chile 1.5%
AES Gener S.A.	2,147,722	751,518
Aguas Andinas S.A., A Shares	3,366,991	2,150,472
Banco de Chile ADR (a)	42,670	3,734,478
Banco de Credito e Inversiones	41,791	2,710,124
Banco Santander Chile ADR	171,949	5,029,508
Cencosud S.A.	1,393,228	4,188,286
Cia Cervecerias Unidas S.A.	176,312	2,403,487
Colbun S.A.	8,367,757	2,015,777
Empresa Nacional de Telecomunicaciones S.A.	189,538	1,980,371
Empresas CMPC S.A.	1,162,483	3,034,213
Empresas COPEC S.A.	415,899	5,309,125
Enel Americas S.A. ADR	603,015	6,476,381
Enel Chile S.A. ADR	446,235	2,614,937
Enel Generacion Chile S.A. ADR (a)	121,616	3,063,507
Itau CorpBanca	185,864,764	1,776,014
Latam Airlines Group S.A. ADR (a)	383,792	4,835,779
Parque Arauco S.A.	682,597	1,859,318
S.A.C.I. Falabella	494,244	4,969,101
Sociedad Quimica y Minera de Chile S.A. ADR	106,537	4,999,782
		63,902,178

China 26.5%
3SBio, Inc. *	1,044,043	1,435,377
Agile Property Holdings Ltd.	1,610,484	1,930,165
Agricultural Bank of China Ltd., H Shares	26,174,910	12,307,453
Air China Ltd., H Shares	2,281,126	2,028,587
Alibaba Health Information Technology Ltd. *	3,087,243	1,439,789
Alibaba Pictures Group Ltd. *	14,460,113	2,531,206
Aluminum Corp. of China Ltd., H Shares *	4,264,228	3,154,672
Angang Steel Co., Ltd., H Shares	1,242,154	1,072,895
Anhui Conch Cement Co., Ltd., H Shares	1,289,498	4,811,037
Anhui Expressway Co., Ltd., Class H	483,997	366,100
ANTA Sports Products Ltd.	1,270,864	5,001,324
AviChina Industry & Technology Co., Ltd., H Shares	2,723,147	1,610,969
BAIC Motor Corp., Ltd.	1,405,814	1,251,975
Bank of China Ltd., H Shares	77,884,305	40,999,858
Bank of Communications Co., Ltd., H Shares	8,228,177	6,286,950
BBMG Corp., H Shares	2,446,830	1,259,923
Beijing Capital International Airport Co., Ltd., H Shares	1,575,786	2,548,978
Beijing Enterprises Holdings Ltd.	619,036	3,456,468
Beijing Enterprises Water Group Ltd. *	4,209,008	3,576,322
Beijing Jingneng Clean Energy Co., Ltd., H Shares	2,290,357	617,477
Beijing North Star Co., Ltd., Class H	2,139,889	869,468
Brilliance China Automotive Holdings Ltd.	2,886,227	7,467,766
Byd Co., Ltd., H Shares	802,748	4,779,697
CAR, Inc. *(a)	985,721	875,334
CGN Power Co., Ltd., H Shares	9,839,155	2,715,481

28
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
China Agri-Industries Holdings Ltd.	2,425,747	1,134,388
China BlueChemical Ltd., H Shares	2,585,032	796,009
China Cinda Asset Management Co., Ltd., H Shares	11,673,283	4,340,314
China CITIC Bank Corp., Ltd., H Shares	8,083,630	5,339,888
China Coal Energy Co., Ltd., H Shares	2,899,697	1,459,769
China Communications Construction Co., Ltd., H Shares	4,378,202	5,829,062
China Communications Services Corp., Ltd., H Shares	3,392,703	1,838,006
China Conch Venture Holdings Ltd.	1,829,632	3,328,963
China Construction Bank Corp., H Shares	91,463,340	80,168,980
China Dongxiang Group Co., Ltd.	2,995,758	535,883
China Eastern Airlines Corp., Ltd., H Shares	1,856,037	1,022,113
China Everbright Bank Co., Ltd., H Shares	3,309,228	1,589,826
China Everbright International Ltd.	2,753,399	3,637,683
China Everbright Ltd.	861,500	1,968,149
China Evergrande Group *	3,027,709	9,149,144
China Foods Ltd.	1,004,464	533,904
China Galaxy Securities Co., Ltd., H Shares	4,035,840	3,656,077
China Gas Holdings Ltd.	1,756,672	4,435,196
China Hongqiao Group Ltd. *(b)	874,246	393,757
China Huarong Asset Management Co., Ltd., H Shares	5,947,369	2,538,087
China Huishan Dairy Holdings Co., Ltd. (b)	3,872,695	—
China International Marine Containers Group Co., Ltd., H Shares	770,345	1,568,949
China Jinmao Holdings Group Ltd.	6,173,593	2,745,064
China Life Insurance Co., Ltd., H Shares	7,630,941	24,472,988
China Longyuan Power Group Corp., Ltd., H Shares	3,546,858	2,655,685
China Medical System Holdings Ltd.	1,297,356	2,387,024
China Merchants Bank Co., Ltd., H Shares	4,061,484	15,308,828
China Merchants Port Holdings Co., Ltd.	1,302,379	4,260,029
China Merchants Securities Co., Ltd., H Shares	536,828	871,112
China Minsheng Banking Corp., Ltd., H Shares	5,915,882	5,903,448
China Minsheng Financial Holding Corp., Ltd. *	8,734,240	569,155
China Mobile Ltd.	5,389,798	57,159,151
China Molybdenum Co., Ltd., H Shares	4,762,108	2,585,969
China National Building Material Co., Ltd., H Shares	3,669,452	2,306,755
China Oilfield Services Ltd., H Shares	1,860,894	1,526,483
China Overseas Land & Investment Ltd.	4,010,990	14,016,646
China Pacific Insurance (Group) Co., Ltd., H Shares	2,680,860	12,622,542
China Petroleum & Chemical Corp., H Shares	26,339,524	20,159,044
China Power International Development Ltd.	3,113,905	1,062,311
China Railway Construction Corp., Ltd., H Shares	1,890,529	2,478,369
China Railway Group Ltd., H Shares	3,721,386	2,976,557
China Railway Signal & Communication Corp., Ltd., H shares	1,603,273	1,212,731
China Reinsurance Group Corp., H shares	6,491,868	1,476,471
China Resources Beer Holdings Co., Ltd.	1,793,307	4,500,195
China Resources Cement Holdings Ltd.	3,138,040	1,724,099
Security	Number of Shares	Value ($)
China Resources Gas Group Ltd.	889,932	3,138,348
China Resources Land Ltd.	2,831,875	8,846,839
China Resources Pharmaceutical Group Ltd.	1,610,484	1,996,013
China Resources Power Holdings Co., Ltd.	2,136,106	3,919,335
China Shenhua Energy Co., Ltd., H Shares	3,568,426	9,187,280
China Southern Airlines Co., Ltd., H Shares	1,841,828	1,437,889
China State Construction International Holdings Ltd.	2,478,448	3,591,105
China Taiping Insurance Holdings Co., Ltd.	1,623,468	4,926,546
China Telecom Corp., Ltd., H Shares	13,978,372	7,179,891
China Traditional Chinese Medicine Holdings Co., Ltd.	2,572,657	1,558,100
China Unicom (Hong Kong) Ltd. *	5,777,326	8,415,248
China Vanke Co., Ltd., H Shares	1,272,917	3,813,977
China Zhongwang Holdings Ltd.	2,571,291	1,268,159
Chongqing Rural Commercial Bank Co., Ltd., H Shares	2,888,428	2,011,376
CITIC Ltd.	4,936,221	7,581,135
CITIC Securities Co., Ltd., H Shares	2,402,072	5,328,082
CNOOC Ltd.	16,443,998	19,666,109
COSCO Shipping Development Co., Ltd. *	5,303,019	1,280,620
COSCO Shipping Energy Transportation Co., Ltd., H Shares	1,378,007	787,035
COSCO SHIPPING Holdings Co., Ltd., H Shares *	3,371,803	2,136,875
COSCO SHIPPING Ports Ltd.	1,905,322	2,251,880
Country Garden Holdings Co., Ltd.	5,525,119	7,341,929
CRRC Corp., Ltd., H Shares	4,180,062	3,770,705
CSPC Pharmaceutical Group Ltd.	4,330,569	6,761,629
Dali Foods Group Co., Ltd.	2,700,628	1,797,785
Datang International Power Generation Co., Ltd., H Shares *	3,214,904	1,055,690
Dongfeng Motor Group Co., Ltd., H Shares	3,323,362	4,314,262
ENN Energy Holdings Ltd.	776,356	4,994,541
Far East Horizon Ltd.	2,468,571	2,255,209
Fosun International Ltd.	2,660,340	4,616,067
Fullshare Holdings Ltd. *(a)	7,995,843	3,187,528
Fuyao Glass Industry Group Co., Ltd., Class H	503,956	1,606,565
GCL-Poly Energy Holdings Ltd. *	17,354,430	1,951,319
Geely Automobile Holdings Ltd.	4,979,324	12,240,824
GF Securities Co., Ltd.	1,657,425	3,536,597
Golden Eagle Retail Group Ltd. (a)	400,838	512,158
GOME Retail Holdings Ltd.	13,827,735	1,448,772
Great Wall Motor Co., Ltd., H Shares	3,755,802	4,712,478
Greentown China Holdings Ltd.	905,450	1,099,065
Guangdong Investment Ltd.	2,929,791	4,327,426
Guangshen Railway Co., Ltd., H shares	1,597,790	869,690
Guangzhou Automobile Group Co., Ltd., H Shares	2,553,472	5,037,483
Guangzhou R&F Properties Co., Ltd., H Shares	922,680	2,155,075
Haier Electronics Group Co., Ltd.	1,420,159	3,774,292
Haitian International Holdings Ltd.	587,316	1,763,498
Haitong Securities Co., Ltd., H Shares	3,743,031	6,274,692
Hengan International Group Co., Ltd.	740,410	6,187,073
HengTen Networks Group Ltd. *	19,423,612	615,484
Huadian Fuxin Energy Corp., Ltd., H Shares	2,846,069	629,110
Huadian Power International Corp., Ltd., H Shares	1,697,020	696,029

29
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Huaneng Power International, Inc., H Shares	5,197,041	3,399,862
Huaneng Renewables Corp., Ltd., H Shares	4,346,146	1,332,756
Huatai Securities Co., Ltd., H Shares	1,881,184	4,187,112
Industrial & Commercial Bank of China Ltd., H Shares	79,758,402	59,718,549
Jiangsu Expressway Co., Ltd., H Shares	1,494,248	2,291,074
Jiangxi Copper Co., Ltd., H Shares	1,173,219	2,035,701
Kingboard Chemical Holdings Ltd.	693,145	3,781,701
Kingboard Laminates Holdings Ltd.	1,072,417	1,819,688
Kingsoft Corp., Ltd.	1,153,656	2,735,832
Kunlun Energy Co., Ltd.	3,691,320	3,575,083
KWG Property Holding Ltd.	1,688,276	1,535,885
Lee & Man Paper Manufacturing Ltd.	1,400,920	1,634,253
Legend Holdings Corp., H Shares	589,294	1,400,490
Lenovo Group Ltd.	8,268,335	4,521,651
Li Ning Co., Ltd. *	1,665,458	1,234,232
Longfor Properties Co., Ltd.	1,574,000	3,780,922
Luye Pharma Group Ltd. (a)	1,801,232	911,381
Metallurgical Corp. of China Ltd., H Shares	2,673,358	877,860
New China Life Insurance Co., Ltd., H Shares	871,042	5,575,862
Nine Dragons Paper Holdings Ltd.	1,574,000	2,626,534
PetroChina Co., Ltd., H Shares	22,465,789	14,352,477
PICC Property & Casualty Co., Ltd., H Shares	4,771,262	8,961,605
Ping An Insurance Group Co. of China Ltd., H Shares	5,166,250	41,025,297
Poly Property Group Co., Ltd. *	2,348,028	1,230,049
Postal Savings Bank of China Co., Ltd., Class H	5,712,304	3,444,994
Renhe Commercial Holdings Co., Ltd. *	22,036,000	512,436
Shandong Chenming Paper Holdings Ltd., H Shares	812,576	1,185,674
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	2,206,984	1,762,440
Shanghai Electric Group Co., Ltd., H Shares *	3,381,804	1,533,953
Shanghai Fosun Pharmaceutical Group Co., Ltd., H Shares	401,963	1,509,971
Shanghai Industrial Holdings Ltd.	480,313	1,460,617
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	787,000	1,936,717
Shenzhen Expressway Co., Ltd., H shares	743,616	725,901
Shenzhen International Holdings Ltd.	844,042	1,550,808
Shenzhen Investment Ltd.	3,880,560	1,770,100
Shenzhou International Group Holdings Ltd.	587,324	4,705,226
Shimao Property Holdings Ltd.	1,139,692	2,353,228
Sino Biopharmaceutical Ltd.	4,315,216	3,787,865
Sino-Ocean Group Holding Ltd.	2,742,997	1,892,580
Sinopec Engineering Group Co., Ltd., H shares	1,574,000	1,419,857
Sinopec Oilfield Service Corp., H Shares *(a)	1,958,384	340,308
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	3,913,243	2,440,011
Sinopharm Group Co., Ltd., H Shares	1,061,509	4,794,555
Sinotrans Ltd., H Shares	1,870,296	1,056,253
SOHO China Ltd. *	3,029,150	1,764,903
Sunac China Holdings Ltd. (a)	1,963,509	5,895,708
Sunny Optical Technology Group Co., Ltd.	777,090	11,140,363
Tencent Holdings Ltd.	5,472,773	230,058,624
Security	Number of Shares	Value ($)
The People's Insurance Co. Group of China Ltd., H Shares	7,646,570	3,605,191
TravelSky Technology Ltd., H Shares	1,288,387	3,522,859
Tsingtao Brewery Co., Ltd., H Shares	404,651	1,677,763
Weichai Power Co., Ltd., H Shares	2,572,074	2,648,828
Yanzhou Coal Mining Co., Ltd., H Shares	2,032,655	2,041,368
Yuexiu Property Co., Ltd.	7,632,560	1,404,326
Zhaojin Mining Industry Co., Ltd., H Shares (a)	1,044,044	907,116
Zhejiang Expressway Co., Ltd., H Shares	1,530,394	1,914,349
Zhongsheng Group Holdings Ltd.	1,143,355	2,483,506
Zhuzhou CRRC Times Electric Co., Ltd., H Shares	589,064	3,082,134
Zijin Mining Group Co., Ltd., H Shares	6,785,848	2,488,406
Zoomlion Heavy Industry Science & Technology Co., Ltd., H Shares	2,292,695	1,045,803
ZTE Corp., H Shares *	752,497	2,052,758
		1,126,958,246

Colombia 0.5%
Almacenes Exito S.A.	249,075	1,299,171
Bancolombia S.A. ADR	112,443	5,106,037
Cementos Argos S.A.	631,827	2,566,104
Cemex Latam Holdings S.A. *	176,288	670,480
Ecopetrol S.A. ADR (a)	252,427	2,324,853
Grupo Argos S.A.	348,111	2,480,094
Grupo de Inversiones Suramericana S.A.	246,052	3,467,527
Interconexion Electrica S.A. ESP	356,071	1,615,429
		19,529,695

Czech Republic 0.2%
CEZ A/S	181,218	3,431,565
Komercni Banka A/S	86,880	3,822,252
Moneta Money Bank A/S	492,004	1,722,236
		8,976,053

Egypt 0.1%
Commercial International Bank Egypt SAE GDR	1,283,163	5,864,055

Greece 0.5%
Alpha Bank AE *	1,646,855	4,170,423
Eurobank Ergasias S.A. *	1,723,465	1,858,467
FF Group *	27,000	670,896
Hellenic Telecommunications Organization S.A.	218,000	2,773,227
JUMBO S.A.	104,553	1,740,242
Motor Oil Hellas Corinth Refineries S.A.	65,000	1,460,563
National Bank of Greece S.A. *	6,500,000	2,635,196
OPAP S.A.	220,000	2,456,028
Piraeus Bank S.A. *	340,000	1,903,904
Titan Cement Co. S.A.	42,948	1,217,801
		20,886,747

Hungary 0.5%
MOL Hungarian Oil & Gas plc	65,160	6,039,092
OTP Bank plc	259,162	10,532,429
Richter Gedeon Nyrt	146,733	3,815,470
		20,386,991

30
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
India 12.1%
ABB India Ltd.	69,600	1,459,258
ACC Ltd.	46,122	1,298,858
Adani Ports & Special Economic Zone Ltd.	894,569	5,498,850
Ambuja Cements Ltd.	910,098	3,991,255
Ashok Leyland Ltd.	1,347,438	2,257,455
Asian Paints Ltd.	287,055	5,247,267
Aurobindo Pharma Ltd.	262,873	2,982,322
Axis Bank Ltd.	1,751,365	13,707,913
Bajaj Auto Ltd.	68,325	3,008,165
Bajaj Finance Ltd.	167,448	4,667,497
Bajaj Finserv Ltd.	47,102	4,054,598
Bajaj Holdings & Investment Ltd.	27,238	1,237,691
Bank of Baroda	470,136	1,013,797
Bharat Electronics Ltd.	649,654	1,930,885
Bharat Forge Ltd.	94,720	1,671,070
Bharat Heavy Electricals Ltd.	727,246	1,466,409
Bharat Petroleum Corp., Ltd.	1,030,294	8,525,849
Bharti Airtel Ltd.	1,303,366	8,720,199
Bharti Infratel Ltd.	550,496	3,231,006
Bosch Ltd.	9,354	3,217,216
Britannia Industries Ltd.	31,774	2,102,958
Cadila Healthcare Ltd.	261,392	2,044,481
Castrol India Ltd.	118,409	720,165
CG Power & Industrial Solutions Ltd. *	436,537	548,691
Cipla Ltd.	322,080	2,881,407
Coal India Ltd.	1,432,460	5,319,661
Colgate-Palmolive (India) Ltd.	68,210	1,187,103
Cummins India Ltd.	118,110	1,686,118
Dabur India Ltd.	528,197	2,603,545
Divi's Laboratories Ltd.	77,196	840,958
DLF Ltd. *	624,878	1,808,861
Dr. Reddy's Laboratories Ltd.	85,450	2,701,330
Eicher Motors Ltd.	13,047	6,418,947
Emami Ltd.	47,835	813,235
GAIL India Ltd.	476,336	2,818,841
Glenmark Pharmaceuticals Ltd.	140,854	1,342,080
Godrej Consumer Products Ltd.	262,280	3,812,781
Havells India Ltd.	220,466	1,684,200
HCL Technologies Ltd.	577,101	7,811,587
Hero MotoCorp Ltd.	100,737	6,295,605
Hindalco Industries Ltd.	839,195	3,124,357
Hindustan Petroleum Corp., Ltd.	695,532	5,313,358
Hindustan Unilever Ltd.	738,964	14,099,863
Hindustan Zinc Ltd.	278,805	1,284,637
Housing Development Finance Corp., Ltd.	1,620,925	45,055,382
ICICI Bank Ltd.	1,604,988	7,483,102
ICICI Prudential Life Insurance Co., Ltd.	125,000	834,751
Idea Cellular Ltd.	1,513,230	2,145,821
IDFC Bank Ltd.	1,426,348	1,223,835
Indiabulls Housing Finance Ltd.	360,491	6,854,411
Indian Oil Corp., Ltd.	1,076,795	7,659,118
IndusInd Bank Ltd.	171,222	4,437,489
Infosys Ltd.	1,967,954	28,166,512
InterGlobe Aviation Ltd.	46,315	889,912
ITC Ltd.	2,925,138	12,915,198
Jindal Steel & Power Ltd. *	399,369	856,510
JSW Steel Ltd.	1,178,687	4,690,686
Kotak Mahindra Bank Ltd.	299,368	4,570,629
Larsen & Toubro Ltd.	370,663	6,588,598
LIC Housing Finance Ltd.	251,248	2,648,419
Lupin Ltd.	251,904	3,859,563
Mahindra & Mahindra Financial Services Ltd.	279,312	1,867,869
Mahindra & Mahindra Ltd.	314,283	6,611,490
Security	Number of Shares	Value ($)
Marico Ltd.	458,128	2,260,675
Maruti Suzuki India Ltd.	129,644	15,616,397
Motherson Sumi Systems Ltd.	635,133	3,061,097
MRF Ltd.	1,000	1,002,555
Nestle India Ltd.	28,547	3,180,076
NHPC Ltd.	2,315,686	1,052,317
NMDC Ltd.	946,330	1,874,859
NTPC Ltd.	2,031,197	5,361,874
Oil & Natural Gas Corp., Ltd.	3,207,058	7,873,882
Oracle Financial Services Software Ltd.	22,036	1,179,390
Petronet LNG Ltd.	230,106	817,819
Pidilite Industries Ltd.	145,577	1,903,566
Piramal Enterprises Ltd.	87,400	3,710,172
Power Finance Corp., Ltd.	656,445	1,253,819
Power Grid Corp. of India Ltd.	836,723	2,869,737
Punjab National Bank *	444,649	1,000,223
Rajesh Exports Ltd.	150,334	1,749,649
Reliance Capital Ltd.	132,594	1,670,330
Reliance Industries Ltd.	1,627,646	40,598,057
Reliance Infrastructure Ltd.	182,584	1,454,503
Rural Electrification Corp., Ltd.	711,506	1,875,980
Shree Cement Ltd.	8,620	2,372,028
Shriram Transport Finance Co., Ltd.	169,186	2,606,882
Siemens Ltd.	96,014	1,930,005
State Bank of India	1,686,156	7,326,096
Steel Authority of India Ltd. *	1,068,333	1,016,087
Sun Pharmaceutical Industries Ltd.	1,132,718	8,525,563
Sun TV Network Ltd.	117,448	1,279,547
Tata Consultancy Services Ltd.	481,982	18,821,623
Tata Motors Ltd. *	1,287,856	7,585,963
Tata Power Co., Ltd.	1,053,504	1,306,039
Tata Steel Ltd.	308,504	3,079,189
Tech Mahindra Ltd.	507,250	3,397,338
The Great Eastern Shipping Co., Ltd.	75,875	473,282
Titan Co., Ltd.	327,639	3,162,801
Torrent Pharmaceuticals Ltd.	39,650	746,466
UltraTech Cement Ltd.	85,204	5,331,927
United Breweries Ltd. *	60,503	745,850
United Spirits Ltd. *	70,895	2,820,107
UPL Ltd.	380,937	4,934,356
Vedanta Ltd.	1,846,669	8,923,346
Wipro Ltd.	1,199,780	5,613,566
Yes Bank Ltd.	291,597	7,996,467
Zee Entertainment Enterprises Ltd.	558,869	4,541,678
		513,714,807

Indonesia 2.6%
PT Adaro Energy Tbk	12,715,678	1,739,328
PT Astra Agro Lestari Tbk	488,665	540,235
PT Astra International Tbk	20,857,091	12,310,717
PT Bank Central Asia Tbk	9,994,139	14,194,943
PT Bank Danamon Indonesia Tbk	2,940,456	1,201,131
PT Bank Mandiri (Persero) Tbk	9,599,013	9,424,904
PT Bank Negara Indonesia (Persero) Tbk	8,233,382	4,535,704
PT Bank Rakyat Indonesia (Persero) Tbk	10,924,044	12,383,913
PT Bumi Serpong Damai Tbk	7,843,593	1,078,773
PT Charoen Pokphand Indonesia Tbk	7,364,964	1,529,077
PT Gudang Garam Tbk	556,125	2,884,414
PT Hanjaya Mandala Sampoerna Tbk	9,093,469	2,480,904
PT Indocement Tunggal Prakarsa Tbk	1,379,041	2,046,546
PT Indofood CBP Sukses Makmur Tbk	2,396,292	1,567,055
PT Indofood Sukses Makmur Tbk	4,511,664	2,832,048
PT Jasa Marga Persero Tbk	2,208,729	964,312
PT Kalbe Farma Tbk	20,355,091	2,608,845
PT Matahari Department Store Tbk	2,273,268	1,703,844
PT Media Nusantara Citra Tbk	5,393,360	602,316

31
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
PT Perusahaan Gas Negara (Persero) Tbk	9,406,828	1,494,714
PT Semen Indonesia (Persero) Tbk	3,091,427	2,427,125
PT Surya Citra Media Tbk	5,931,526	982,512
PT Tambang Batubara Bukit Asam (Persero) Tbk	903,932	838,417
PT Telekomunikasi Indonesia (Persero) Tbk	48,972,947	17,215,044
PT Tower Bersama Infrastructure Tbk	2,121,932	1,021,842
PT Unilever Indonesia Tbk	1,158,793	4,390,420
PT United Tractors Tbk	1,513,507	3,437,210
PT XL Axiata Tbk *	3,891,213	1,049,945
		109,486,238

Malaysia 3.3%
AirAsia Berhad	1,834,400	1,426,111
Alliance Financial Group Berhad	1,127,480	1,013,821
AMMB Holdings Berhad	2,111,872	2,116,570
Astro Malaysia Holdings Berhad	2,205,500	1,384,086
Axiata Group Berhad	4,642,552	5,359,509
British American Tobacco Malaysia Berhad	157,400	1,628,365
Bumi Armada Berhad *	6,184,100	1,064,352
CIMB Group Holdings Berhad	6,596,424	10,936,116
DiGi.com Berhad	3,958,200	4,486,053
Felda Global Ventures Holdings Berhad	1,895,100	687,836
Gamuda Berhad	2,159,316	2,700,093
Genting Berhad	2,372,400	5,394,217
Genting Malaysia Berhad	3,045,820	4,186,621
HAP Seng Consolidated Berhad	663,534	1,410,816
Hong Leong Bank Berhad	640,607	2,316,116
IHH Healthcare Berhad	2,693,200	3,777,606
IJM Corp. Berhad	3,165,136	2,475,484
IOI Corp. Berhad	3,834,692	4,076,689
IOI Properties Group Berhad	1,962,650	914,570
KLCCP Stapled Group	477,744	872,592
Kuala Lumpur Kepong Berhad	653,048	3,752,675
Malayan Banking Berhad	5,560,800	12,318,269
Malaysia Airports Holdings Berhad	1,034,100	2,179,347
Maxis Berhad	2,713,924	3,673,219
MISC Berhad	1,477,500	2,574,078
Petronas Chemicals Group Berhad	3,010,200	5,046,957
Petronas Dagangan Berhad	332,300	1,898,635
Petronas Gas Berhad	671,736	2,894,261
PPB Group Berhad	635,448	2,481,975
Public Bank Berhad	3,232,854	15,594,612
RHB Capital Berhad	1,305,800	1,544,149
Sapura Energy Berhad	4,769,780	1,541,341
Sime Darby Berhad	3,927,600	8,277,345
Telekom Malaysia Berhad	1,133,600	1,706,837
Tenaga Nasional Berhad	4,134,374	13,824,812
UMW Holdings Berhad *	711,200	1,012,550
YTL Corp. Berhad	4,097,812	1,372,174
YTL Power International Berhad	3,199,101	1,056,254
		140,977,113

Mexico 4.6%
Alfa S.A.B. de C.V., A Shares	2,870,096	4,030,719
Alpek S.A.B. de C.V.	407,669	451,981
Alsea S.A.B. de C.V.	530,538	1,936,373
America Movil S.A.B. de C.V., Series L	30,367,295	28,317,989
Arca Continental S.A.B. de C.V.	293,217	2,151,900
Banregio Grupo Financiero S.A.B. de C.V.	236,774	1,532,284
Becle S.A.B. de C.V. *	432,076	758,562
Cemex S.A.B. de C.V., Series CPO *	16,353,621	15,332,595
Security	Number of Shares	Value ($)
Coca-Cola Femsa S.A.B. de C.V., Series L	521,572	4,288,112
Concentradora Fibra Danhos S.A. de C.V.	231,799	405,911
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Series A *	649,147	819,139
El Puerto de Liverpool S.A.B. de C.V., Series C1	202,055	1,815,947
Fibra Uno Administracion S.A. de C.V.	2,604,489	4,660,176
Fomento Economico Mexicano S.A.B. de C.V.	2,245,036	22,538,850
Gentera S.A.B. de C.V.	1,259,200	1,937,964
Gruma S.A.B. de C.V., B Shares	181,300	2,667,405
Grupo Aeromexico S.A.B. de C.V. *	385,694	781,873
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	214,368	1,300,683
Grupo Aeroportuario del Pacifico S.A.B. de C.V., B Shares	347,368	3,843,652
Grupo Aeroportuario del Sureste S.A.B. de C.V., B Shares	239,856	4,908,215
Grupo Bimbo S.A.B. de C.V., Series A	2,323,580	5,650,304
Grupo Carso S.A.B. de C.V., Series A1	373,749	1,515,107
Grupo Elektra S.A.B. de C.V.	65,218	2,851,402
Grupo Financiero Banorte S.A.B. de C.V., O Shares	2,442,209	16,706,407
Grupo Financiero Inbursa S.A.B. de C.V., O Shares	2,227,740	3,737,326
Grupo Financiero Santander Mexico S.A.B. de C.V., B Shares	1,842,509	3,807,471
Grupo Lala S.A.B. de C.V.	491,949	876,097
Grupo Mexico S.A.B. de C.V., Series B	3,499,441	11,572,684
Grupo Televisa S.A.B., Series CPO	2,551,527	13,233,825
Industrias CH S.A.B. de C.V., Series B *	150,125	720,438
Industrias Penoles S.A.B. de C.V.	126,825	3,305,552
Infraestructura Energetica Nova S.A.B. de C.V.	543,331	2,961,642
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	804,608	1,584,589
Megacable Holdings S.A.B. de C.V., Series CPO	447,970	1,945,679
Mexichem S.A.B. de C.V.	1,177,716	3,146,699
OHL Mexico S.A.B. de C.V.	944,400	1,346,437
Organizacion Soriana S.A.B. de C.V., B Shares *	262,919	656,459
Promotora y Operadora de Infraestructura S.A.B. de C.V.	228,075	2,507,030
Telesites S.A.B. de C.V. *	1,416,878	1,131,261
Wal-Mart de Mexico S.A.B. de C.V.	5,632,047	13,742,982
		197,479,721

Peru 0.4%
Companhia de Minas Buenaventura S.A. ADR	193,561	2,599,524
Credicorp Ltd.	72,075	14,619,693
		17,219,217

Philippines 1.6%
Aboitiz Equity Ventures, Inc.	2,330,000	3,390,043
Aboitiz Power Corp.	1,788,805	1,380,844
Alliance Global Group, Inc.	4,879,400	1,325,457
Ayala Corp.	250,991	4,512,639
Ayala Land, Inc.	7,049,990	5,786,586
Bank of the Philippine Islands	1,626,448	3,366,051
BDO Unibank, Inc.	2,058,687	5,113,526
Bloomberry Resorts Corp. *	5,123,960	1,123,526
DMCI Holdings, Inc.	4,288,304	1,315,739

32
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Energy Development Corp.	9,108,459	1,206,866
Globe Telecom, Inc.	27,456	1,073,129
GT Capital Holdings, Inc.	82,717	1,807,262
International Container Terminal Services, Inc.	996,530	2,033,178
JG Summit Holdings, Inc.	3,202,000	4,492,937
Jollibee Foods Corp.	551,526	2,567,393
LT Group, Inc.	3,462,800	1,199,156
Manila Electric Co.	221,384	1,172,466
Megaworld Corp.	12,003,712	1,158,850
Metro Pacific Investments Corp.	12,035,462	1,493,555
Metropolitan Bank & Trust Co.	1,331,745	2,279,868
PLDT, Inc.	115,588	3,907,900
Semirara Mining & Power Corp.	326,996	1,109,371
SM Investments Corp.	513,213	8,128,965
SM Prime Holdings, Inc.	9,198,733	6,004,254
Universal Robina Corp.	893,061	2,549,858
		69,499,419

Poland 1.7%
Alior Bank S.A. *	91,729	1,694,217
Asseco Poland S.A.	109,950	1,393,836
Bank Handlowy w Warszawie S.A.	35,123	697,860
Bank Millennium S.A. *	661,080	1,378,252
Bank Pekao S.A.	159,470	5,710,020
Bank Zachodni WBK S.A.	29,145	3,014,494
CCC S.A.	21,525	1,579,408
Cyfrowy Polsat S.A.	183,455	1,375,887
Enea S.A.	277,024	1,182,240
Eurocash S.A.	99,446	1,089,247
Grupa Azoty S.A.	49,717	958,611
Grupa Lotos S.A. *	66,674	1,098,235
Jastrzebska Spolka Weglowa S.A. *	50,704	1,475,686
KGHM Polska Miedz S.A.	148,289	5,232,899
LPP S.A.	1,400	3,421,212
mBank S.A. *	13,078	1,603,001
Orange Polska S.A. *	626,497	1,050,181
PGE S.A.	793,913	3,170,409
PLAY Communications S.A. *	111,120	1,119,472
Polski Koncern Naftowy Orlen S.A.	327,922	10,819,389
Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,779,618	3,401,464
Powszechna Kasa Oszczednosci Bank Polski S.A. *	909,099	9,331,659
Powszechny Zaklad Ubezpieczen S.A.	582,530	7,906,393
Synthos S.A.	467,909	625,904
Tauron Polska Energia S.A. *	1,142,739	1,253,578
		71,583,554

Qatar 0.8%
Aamal Co.	173,810	494,043
Barwa Real Estate Co.	97,670	850,027
Commercial Bank QSC *	205,214	1,680,035
Doha Bank QPSC	163,714	1,356,022
Ezdan Holding Group QSC	156,303	482,484
Gulf International Services QSC	45,116	227,857
Industries Qatar QSC	153,579	3,838,157
Masraf Al Rayan QSC	375,654	3,935,791
Ooredoo QSC	109,449	2,632,788
Qatar Electricity & Water Co. QSC	30,043	1,534,637
Qatar Gas Transport Co., Ltd.	307,555	1,435,045
Qatar Insurance Co. SAQ	146,658	2,658,271
Qatar International Islamic Bank QSC	37,131	557,794
Qatar Islamic Bank SAQ	61,511	1,571,033
Qatar National Bank SAQ	233,912	8,389,676
Qatar Navigation QSC	55,327	969,865
Security	Number of Shares	Value ($)
United Development Co. QSC	174,809	728,281
Vodafone Qatar QSC *	307,555	701,052
		34,042,858

Russia 4.0%
Aeroflot-Russian Airlines PJSC	466,731	1,541,438
ALROSA PAO	2,855,874	3,993,060
E.ON Russia JSC	15,696,094	651,357
Federal Grid Co. Unified Energy System PJSC	292,100,403	890,322
Gazprom PAO ADR	5,617,063	22,412,081
Gazprom PJSC	1	2
Inter RAO PJSC	23,971,124	1,622,150
LSR Group PJSC GDR	233,019	664,104
LUKOIL PJSC	482,298	24,420,099
Magnit PJSC GDR	318,822	13,323,571
Magnitogorsk Iron & Steel Works OJSC	1,975,550	1,369,532
MegaFon PJSC GDR	132,872	1,310,118
MMC Norilsk Nickel PJSC	47,741	8,047,945
Mobile TeleSystems PJSC	1,232,955	5,732,206
Moscow Exchange MICEX-RTS PJSC	1,618,158	2,936,507
NOVATEK PJSC	1,152,863	11,896,872
Novolipetsk Steel AO	1,105,636	2,663,807
PhosAgro OAO GDR	111,935	1,555,897
Rosneft Oil Co. PJSC	999,838	5,233,762
Rosseti PJSC	33,899,935	595,283
Rostelecom PJSC	1,204,864	1,390,029
RusHydro PJSC	134,322,490	1,921,349
Sberbank of Russia PJSC	10,716,650	33,863,317
Severstal PJSC	200,270	3,138,109
Sistema PJSC	2,995,758	606,117
Surgutneftegas OJSC	8,580,266	3,989,103
Tatneft PJSC	1,642,890	10,976,174
VTB Bank PJSC GDR	2,177,692	4,864,964
		171,609,275

South Africa 8.8%
AECI Ltd.	119,676	985,215
African Rainbow Minerals Ltd.	119,736	1,012,425
Anglo American Platinum Ltd. *	61,811	1,676,352
AngloGold Ashanti Ltd.	439,146	4,448,391
Aspen Pharmacare Holdings Ltd.	375,137	8,367,453
AVI Ltd.	388,660	2,954,085
Barclays Africa Group Ltd.	651,461	7,437,106
Barloworld Ltd.	278,598	2,754,364
Bid Corp., Ltd.	355,724	8,085,793
Brait SE *	450,648	1,995,021
Capitec Bank Holdings Ltd.	55,331	3,833,473
Clicks Group Ltd.	269,235	3,082,298
Coronation Fund Managers Ltd.	278,785	1,508,946
Discovery Ltd.	364,187	4,219,778
EOH Holdings Ltd.	118,186	1,013,867
Exxaro Resources Ltd.	143,234	1,442,203
FirstRand Ltd.	3,394,687	14,503,325
Fortress Income Fund Ltd.	755,695	2,291,359
Fortress Income Fund Ltd., A Shares	1,293,250	1,745,228
Gold Fields Ltd.	859,529	3,835,559
Grindrod Ltd. *	470,626	489,183
Growthpoint Properties Ltd.	2,933,109	5,675,529
Harmony Gold Mining Co., Ltd.	435,196	865,202
Hyprop Investments Ltd.	284,081	2,494,492
Impala Platinum Holdings Ltd. *	615,434	1,903,477
Imperial Holdings Ltd.	179,817	2,886,203
Investec Ltd.	269,914	2,057,348
JSE Ltd.	90,279	936,096
Kumba Iron Ore Ltd.	60,014	986,681

33
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Liberty Holdings Ltd.	73,460	585,532
Life Healthcare Group Holdings Ltd.	1,387,760	2,815,559
Massmart Holdings Ltd.	124,406	1,164,473
MMI Holdings Ltd.	1,413,528	2,263,167
Mondi Ltd.	148,571	4,054,711
Mr Price Group Ltd.	242,587	3,382,873
MTN Group Ltd.	1,833,484	18,229,747
Nampak Ltd. *	821,657	1,193,528
Naspers Ltd., N Shares	435,558	98,554,569
Nedbank Group Ltd.	223,069	3,773,509
NEPI Rockcastle plc *	361,718	5,245,920
Netcare Ltd.	1,513,064	2,806,692
Northam Platinum Ltd. *	361,131	1,366,727
Pick n Pay Stores Ltd.	370,418	1,823,377
Pioneer Foods Group Ltd.	195,979	1,909,655
PSG Group Ltd.	102,870	1,999,228
Rand Merchant Investment Holdings Ltd.	668,328	2,140,604
Redefine Properties Ltd.	5,425,672	4,449,907
Remgro Ltd.	537,698	8,991,626
Resilient REIT Ltd.	314,867	3,029,603
Reunert Ltd.	183,152	979,347
RMB Holdings Ltd.	697,312	3,565,023
Sanlam Ltd.	1,740,956	9,617,283
Sappi Ltd.	588,705	3,958,670
Sasol Ltd.	567,253	17,102,913
Shoprite Holdings Ltd.	456,790	7,921,208
Sibanye Gold Ltd.	1,655,874	2,646,086
Standard Bank Group Ltd.	1,267,159	16,323,172
Steinhoff International Holdings N.V.	2,759,602	13,346,304
Sun International Ltd.	125,920	561,905
Super Group Ltd. *	302,996	963,013
Telkom S.A. SOC Ltd.	346,280	1,672,055
The Bidvest Group Ltd.	398,841	5,261,111
The Foschini Group Ltd.	195,892	2,310,011
The SPAR Group Ltd.	199,898	2,599,943
Tiger Brands Ltd.	194,430	6,028,489
Truworths International Ltd.	430,108	2,747,595
Tsogo Sun Holdings Ltd.	552,883	928,597
Vodacom Group Ltd.	518,248	7,240,520
Woolworths Holdings Ltd.	995,144	4,543,323
		375,584,027

Taiwan 14.4%
Acer, Inc. *	4,348,086	2,189,963
Advanced Semiconductor Engineering, Inc.	6,545,240	7,894,454
Advantech Co., Ltd.	338,256	2,493,852
Asia Cement Corp.	2,690,286	2,438,097
Asustek Computer, Inc.	776,426	6,431,840
AU Optronics Corp. ADR (a)	906,109	3,660,680
Capital Securities Corp.	2,011,789	657,286
Catcher Technology Co., Ltd.	784,224	9,978,529
Cathay Financial Holding Co., Ltd.	8,203,189	13,387,026
Cathay Real Estate Development Co., Ltd.	525,893	288,397
Chang Hwa Commercial Bank Ltd.	7,040,269	3,849,181
Cheng Shin Rubber Industry Co., Ltd.	1,876,277	3,773,817
Chicony Electronics Co., Ltd.	455,778	1,144,769
China Airlines Ltd.	5,398,872	2,289,856
China Development Financial Holding Corp.	15,101,308	4,713,686
China Life Insurance Co., Ltd.	3,444,000	3,800,166
China Steel Corp.	12,769,956	10,705,454
Chunghwa Telecom Co., Ltd. ADR	387,957	13,427,192
Compal Electronics, Inc.	3,948,638	2,839,241
CTBC Financial Holding Co., Ltd.	18,440,792	11,945,972
Delta Electronics, Inc.	2,204,148	12,087,428
Security	Number of Shares	Value ($)
E.Sun Financial Holding Co., Ltd.	9,391,536	5,788,216
Eclat Textile Co., Ltd.	210,510	2,580,891
Epistar Corp. *	1,080,828	1,094,115
Eternal Materials Co., Ltd.	1,128,330	1,192,675
Eva Airways Corp.	2,214,456	1,152,025
Evergreen Marine Corp., Ltd. *	2,032,380	1,548,916
Far Eastern International Bank	2,313,487	713,694
Far Eastern New Century Corp.	4,198,799	3,359,985
Far EasTone Telecommunications Co., Ltd.	1,658,280	4,022,204
Feng TAY Enterprise Co., Ltd.	375,200	1,777,845
First Financial Holding Co., Ltd.	9,756,200	6,336,244
Formosa Chemicals & Fibre Corp.	3,703,008	11,644,371
Formosa Petrochemical Corp.	1,618,660	5,712,160
Formosa Plastics Corp.	5,053,560	15,723,824
Formosa Taffeta Co., Ltd.	876,000	870,804
Foxconn Technology Co., Ltd.	1,008,315	3,200,788
Fubon Financial Holding Co., Ltd.	7,295,114	11,723,815
Giant Manufacturing Co., Ltd.	236,752	1,196,351
Hon Hai Precision Industry Co., Ltd.	15,182,365	59,111,564
Hotai Motor Co., Ltd.	393,160	4,631,312
HTC Corp. *	824,778	1,877,539
Hua Nan Financial Holdings Co., Ltd.	8,370,332	4,673,452
Innolux Corp.	9,885,029	4,814,935
Inventec Corp.	3,191,145	2,532,487
Largan Precision Co., Ltd.	101,756	19,657,294
Lite-On Technology Corp.	2,205,107	3,262,468
MediaTek, Inc.	1,455,713	13,047,827
Mega Financial Holding Co., Ltd.	11,783,901	9,468,823
Nan Ya Plastics Corp.	5,758,816	14,540,633
Nanya Technology Corp.	692,000	1,483,561
Novatek Microelectronics Corp.	709,608	2,762,813
OBI Pharma, Inc. *	150,666	948,558
Pegatron Corp.	2,241,657	7,056,477
Pou Chen Corp.	3,289,792	4,267,715
President Chain Store Corp.	524,400	4,387,521
Quanta Computer, Inc.	2,737,000	6,230,554
Realtek Semiconductor Corp.	427,336	1,656,725
Shin Kong Financial Holding Co., Ltd.	8,118,308	2,359,176
Siliconware Precision Industries Co., Ltd. ADR (a)	488,660	3,850,641
SinoPac Financial Holdings Co., Ltd.	9,900,370	3,182,133
Synnex Technology International Corp.	1,053,956	1,176,922
Taishin Financial Holding Co., Ltd.	10,047,444	4,461,240
Taiwan Business Bank	5,186,670	1,433,342
Taiwan Cement Corp.	3,337,246	3,853,773
Taiwan Cooperative Financial Holding Co., Ltd.	8,808,779	4,640,962
Taiwan Fertilizer Co., Ltd.	603,508	804,904
Taiwan Glass Industry Corp. *	1,631,311	886,494
Taiwan Mobile Co., Ltd.	1,848,524	6,615,216
Taiwan Secom Co., Ltd.	285,000	842,374
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,810,810	177,855,646
Teco Electric & Machinery Co., Ltd.	2,135,000	1,994,996
TPK Holding Co., Ltd. *	500,000	2,054,409
U-Ming Marine Transport Corp. *	351,576	447,348
Uni-President Enterprises Corp.	5,052,676	10,748,593
Unimicron Technology Corp.	1,073,348	613,514
United Microelectronics Corp. ADR (a)	2,545,527	6,363,817
Vanguard International Semiconductor Corp.	910,000	1,643,361
Walsin Lihwa Corp.	3,724,000	1,795,427
Wistron Corp.	2,467,979	2,330,674

34
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Yuanta Financial Holding Co., Ltd.	11,564,700	5,019,967
Yulon Motor Co., Ltd.	588,192	506,743
		611,529,739

Thailand 3.6%
Advanced Info Service PCL NVDR	1,181,800	6,673,317
Airports of Thailand PCL NVDR	4,294,300	7,048,317
Bangkok Bank PCL NVDR	480,000	2,667,068
Bangkok Dusit Medical Services PCL NVDR	8,864,000	5,579,208
Bangkok Expressway & Metro PCL NVDR	8,356,300	1,962,932
Banpu PCL NVDR	5,087,900	2,696,794
BEC World PCL NVDR	1,171,000	610,098
Berli Jucker PCL NVDR	1,147,650	1,702,206
BTS Group Holdings PCL NVDR	7,874,500	2,051,330
Bumrungrad Hospital PCL NVDR	350,200	2,299,160
Central Pattana PCL NVDR	2,420,200	5,247,836
Charoen Pokphand Foods PCL NVDR	4,430,500	3,635,932
CP ALL PCL NVDR	5,394,700	10,072,923
Delta Electronics Thailand PCL NVDR	658,600	1,765,258
Electricity Generating PCL NVDR	245,100	1,727,252
Glow Energy PCL NVDR	476,700	1,231,050
Home Product Center PCL NVDR	8,627,419	2,598,229
Indorama Ventures PCL NVDR	1,949,100	2,289,261
Intouch Holdings PCL NVDR	2,120,000	3,623,250
IRPC PCL NVDR	10,107,000	1,811,072
Kasikornbank PCL NVDR	2,057,600	12,455,281
Krung Thai Bank PCL NVDR	6,341,900	3,571,556
Land & Houses PCL NVDR	6,494,300	1,897,145
Minor International PCL NVDR	3,552,780	4,253,065
PTT Exploration & Production PCL NVDR	1,418,704	3,738,491
PTT Global Chemical PCL NVDR	2,132,514	4,913,035
PTT PCL NVDR	1,463,900	17,590,607
Ratchaburi Electricity Generating Holding PCL NVDR	812,900	1,364,830
Thai Oil PCL NVDR	1,071,700	3,041,943
Thai Union Group PCL NVDR	3,528,100	2,103,791
The Siam Cement PCL NVDR	844,500	12,716,458
The Siam Commercial Bank PCL NVDR	2,548,500	11,550,949
TMB Bank PCL NVDR	23,038,000	1,637,394
Total Access Communication PCL NVDR *	669,800	1,104,398
True Corp. PCL NVDR *	10,760,466	1,814,745
		151,046,181

Turkey 1.5%
Akbank T.A.S.	2,111,072	6,322,424
Anadolu Efes Biracilik Ve Malt Sanayii A/S	205,190	1,259,946
Arcelik A/S	182,883	1,271,290
Aselsan Elektronik Sanayi Ve Ticaret A/S	126,570	989,816
BIM Birlesik Magazalar A/S	229,908	5,094,195
Coca-Cola Icecek A/S	69,266	805,300
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S *	2,075,365	1,767,266
Enka Insaat ve Sanayi A/S	807,604	1,251,446
Eregli Demir ve Celik Fabrikalari T.A.S.	1,426,773	3,396,931
Ford Otomotiv Sanayi A/S	70,885	976,053
Haci Omer Sabanci Holding A/S	933,428	2,865,806
KOC Holding A/S	621,909	3,249,551
Petkim Petrokimya Holding A/S	666,162	1,203,994
TAV Havalimanlari Holding A/S	197,114	1,211,499
Tofas Turk Otomobil Fabrikasi	139,168	1,273,757
Tupras-Turkiye Petrol Rafinerileri A/S	121,264	4,119,931
Turk Hava Yollari Anonim Ortakligi *	578,101	1,634,231
Security	Number of Shares	Value ($)
Turk Telekomunikasyon A/S *	504,311	1,048,776
Turkcell Iletisim Hizmetleri A/S	955,109	3,654,398
Turkiye Garanti Bankasi A/S	2,242,979	6,977,334
Turkiye Halk Bankasi A/S	788,959	3,386,590
Turkiye Is Bankasi, C Shares	1,519,241	3,295,858
Turkiye Sise ve Cam Fabrikalari A/S	764,536	983,198
Turkiye Vakiflar Bankasi T.A.O., Class D	1,101,879	2,297,875
Ulker Biskuvi Sanayi A/S	139,168	831,973
Yapi ve Kredi Bankasi A/S *	1,024,991	1,442,834
		62,612,272

United Arab Emirates 1.1%
Abu Dhabi Commercial Bank PJSC	1,889,250	3,754,737
Air Arabia PJSC	2,364,608	721,015
Al Waha Capital PJSC	935,580	448,292
Aldar Properties PJSC	3,350,059	2,106,841
Arabtec Holding PJSC *	569,987	496,572
DAMAC Properties Dubai Co. PJSC	1,873,608	2,060,760
Dana Gas PJSC *	3,904,443	680,309
Deyaar Development PJSC *	2,318,646	329,513
DP World Ltd.	170,768	3,917,418
Dubai Financial Market PJSC *	1,818,610	559,481
Dubai Investments PJSC	1,957,705	1,241,854
Dubai Islamic Bank PJSC	1,295,687	2,148,249
DXB Entertainments PJSC *	4,144,071	885,654
Emaar Malls PJSC	2,279,596	1,526,723
Emaar Properties PJSC	3,590,448	8,308,733
Emirates Telecommunications Group Co. PJSC	1,773,316	8,690,122
First Abu Dhabi Bank PJSC	2,731,269	7,733,304
Union National Bank PJSC	1,054,702	1,214,611
		46,824,188
Total Common Stock
(Cost $3,501,749,038)		4,130,886,688

Preferred Stock 2.5% of net assets

Brazil 2.2%
Banco Bradesco S.A.	3,128,477	33,388,186
Braskem S.A., A Shares	211,045	2,556,190
Centrais Eletricas Brasileiras S.A., B Shares	220,469	1,438,519
Cia Brasileira de Distribuicao *	157,400	3,601,273
Cia de Transmissao de Energia Electrica Paulista	39,500	888,184
Companhia Energetica de Minas Gerais	868,372	2,312,752
Companhia Paranaense de Energia - Copel, B Shares	103,944	949,435
Gerdau S.A.	1,064,995	4,010,930
Itausa - Investimentos Itau S.A.	3,933,456	12,751,276
Lojas Americanas S.A.	726,243	4,101,555
Petroleo Brasileiro S.A. *	3,987,604	17,299,113
Suzano Papel e Celulose S.A., A Shares	482,348	2,682,734
Telefonica Brasil S.A.	419,808	6,516,367
		92,496,514

Colombia 0.1%
Grupo Aval Acciones y Valores S.A.	4,980,386	2,232,451
Grupo de Inversiones Suramericana S.A.	99,331	1,357,337
		3,589,788

35
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Russia 0.2%
AK Transneft OAO	1,216	3,732,277
Surgutneftegas OAO	9,220,726	4,604,407
		8,336,684
Total Preferred Stock
(Cost $94,099,253)		104,422,986

Rights 0.0% of net assets

China 0.0%
Fosun International Ltd. *(b)	1,705	—
Total Rights
(Cost $—)		—

Other Investment Companies 0.4% of net assets

United States 0.4%
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (c)	3,356,818	3,356,818
Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)	14,093,807	14,093,807
Total Other Investment Companies
(Cost $17,450,625)		17,450,625

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, e-mini, expires 09/15/17	255	13,849,050	225,683
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,332,620.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust
36
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.0%
Adient plc	36,534	2,582,223
American Axle & Manufacturing Holdings, Inc. *	31,121	454,678
Autoliv, Inc.	34,740	3,773,459
BorgWarner, Inc.	77,896	3,615,153
Cooper Tire & Rubber Co. (a)	21,168	711,245
Cooper-Standard Holding, Inc. *	8,212	825,963
Dana, Inc.	58,879	1,417,218
Delphi Automotive plc	107,374	10,350,854
Dorman Products, Inc. *	13,720	911,282
Ford Motor Co.	1,547,981	17,074,230
Fox Factory Holding Corp. *	15,112	604,480
General Motors Co.	546,539	19,970,535
Gentex Corp.	104,100	1,901,907
Gentherm, Inc. *	21,006	654,337
Harley-Davidson, Inc.	73,050	3,434,080
LCI Industries	8,754	864,895
Lear Corp.	28,608	4,278,040
Modine Manufacturing Co. *	15,917	257,060
Standard Motor Products, Inc.	7,828	345,215
Tenneco, Inc.	21,080	1,142,536
Tesla, Inc. *	49,723	17,696,416
The Goodyear Tire & Rubber Co.	103,346	3,131,384
Thor Industries, Inc.	17,150	1,863,176
Tower International, Inc.	20,918	469,609
Visteon Corp. *	13,780	1,590,763
Winnebago Industries, Inc.	19,240	695,526
		100,616,264

Banks 6.4%
1st Source Corp.	13,764	642,366
Ameris Bancorp	14,156	623,572
Associated Banc-Corp.	72,350	1,584,465
Astoria Financial Corp.	30,899	605,311
Banc of California, Inc.	26,915	499,273
BancorpSouth, Inc.	34,570	1,004,258
Bank of America Corp.	3,970,557	94,856,607
Bank of Hawaii Corp.	17,150	1,339,929
Bank of the Ozarks, Inc.	49,954	2,146,024
BankUnited, Inc.	55,275	1,839,552
Banner Corp.	14,576	803,429
BB&T Corp.	320,331	14,764,056
Beneficial Bancorp, Inc.	32,768	489,882
Berkshire Hills Bancorp, Inc.	14,156	478,473
Bofl Holding, Inc. *(a)	18,539	491,469
BOK Financial Corp.	11,715	942,823
Boston Private Financial Holdings, Inc.	27,969	411,144
Brookline Bancorp, Inc.	30,900	443,415
Bryn Mawr Bank Corp.	13,864	567,731
Capital Bank Financial Corp., Class A	7,644	287,414
Capitol Federal Financial, Inc.	58,922	808,410
Cathay General Bancorp	27,528	970,913
CenterState Banks, Inc.	28,012	685,454
Central Pacific Financial Corp.	14,264	413,656
Security	Number of Shares	Value ($)
Chemical Financial Corp.	32,492	1,475,462
CIT Group, Inc.	57,689	2,587,352
Citigroup, Inc.	1,097,539	74,665,578
Citizens Financial Group, Inc.	202,785	6,718,267
City Holding Co.	6,860	434,444
CoBiz Financial, Inc.	30,976	528,141
Columbia Banking System, Inc.	24,010	892,452
Comerica, Inc.	72,224	4,929,288
Commerce Bancshares, Inc.	37,785	2,077,797
Community Bank System, Inc.	17,170	883,568
Community Trust Bancorp, Inc.	10,992	467,710
ConnectOne Bancorp, Inc.	20,718	472,370
Cullen/Frost Bankers, Inc.	26,507	2,231,889
Customers Bancorp, Inc. *	15,056	424,278
CVB Financial Corp.	34,514	714,440
Eagle Bancorp, Inc. *	10,805	672,071
East West Bancorp, Inc.	58,310	3,228,625
Enterprise Financial Services Corp.	14,652	559,706
Essent Group Ltd. *	31,083	1,214,724
F.N.B. Corp.	114,976	1,459,045
FCB Financial Holdings, Inc., Class A *	11,436	498,610
Fifth Third Bancorp	291,871	7,626,589
First BanCorp (Puerto Rico) *	55,112	313,036
First Busey Corp.	20,728	598,003
First Citizens BancShares, Inc., Class A	3,938	1,340,928
First Commonwealth Financial Corp.	44,765	564,487
First Financial Bancorp	28,018	671,031
First Financial Bankshares, Inc.	26,103	1,045,425
First Financial Corp.	4,115	178,591
First Hawaiian, Inc.	32,005	867,015
First Horizon National Corp.	92,886	1,598,568
First Interstate BancSystem, Inc., Class A	14,064	495,053
First Merchants Corp.	17,675	694,097
First Midwest Bancorp, Inc.	34,300	723,044
First Republic Bank	60,101	5,832,802
Flagstar Bancorp, Inc. *	7,144	234,466
Flushing Financial Corp.	20,684	565,501
Fulton Financial Corp.	82,640	1,442,068
German American Bancorp, Inc.	7,777	253,064
Glacier Bancorp, Inc.	24,645	818,460
Great Southern Bancorp, Inc.	3,639	181,222
Great Western Bancorp, Inc.	25,379	911,614
Hancock Holding Co.	30,870	1,356,736
Hanmi Financial Corp.	14,576	389,179
Heartland Financial USA, Inc.	10,792	491,036
Hilltop Holdings, Inc.	24,870	588,673
Home BancShares, Inc.	54,880	1,279,253
HomeStreet, Inc. *	16,712	421,978
Hope Bancorp, Inc.	51,963	838,683
Huntington Bancshares, Inc.	423,854	5,336,322
IBERIABANK Corp.	19,914	1,525,412
Independent Bank Corp.	13,936	965,765
International Bancshares Corp.	37,766	1,357,688
Investors Bancorp, Inc.	128,049	1,676,161
JPMorgan Chase & Co.	1,420,323	129,093,157
Kearny Financial Corp.	32,005	452,871
KeyCorp	419,427	7,218,339
Lakeland Bancorp, Inc.	14,411	266,604
Lakeland Financial Corp.	11,436	497,009

1
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
LegacyTexas Financial Group, Inc.	17,955	646,200
LendingTree, Inc. *	3,664	846,201
Live Oak Bancshares, Inc.	19,715	440,630
M&T Bank Corp.	61,787	9,135,826
MainSource Financial Group, Inc.	19,240	629,725
MB Financial, Inc.	31,187	1,240,307
Meridian Bancorp, Inc.	29,312	515,891
Meta Financial Group, Inc.	5,345	375,754
MGIC Investment Corp. *	128,081	1,466,527
National Bank Holdings Corp., Class A	4,735	152,372
Nationstar Mortgage Holdings, Inc. *	25,823	444,672
New York Community Bancorp, Inc.	174,021	2,096,953
NMI Holdings, Inc., Class A *	47,996	520,757
Northfield Bancorp, Inc.	20,871	336,232
Northwest Bancshares, Inc.	51,450	793,874
Old National Bancorp	51,805	847,012
Oritani Financial Corp.	24,010	385,361
Pacific Premier Bancorp, Inc. *	12,335	436,659
PacWest Bancorp	45,359	2,047,959
Park National Corp.	8,430	814,254
People's United Financial, Inc.	161,707	2,700,507
Pinnacle Financial Partners, Inc.	28,475	1,771,145
Popular, Inc.	37,740	1,506,203
Prosperity Bancshares, Inc.	27,890	1,666,427
Provident Financial Services, Inc.	27,440	681,884
Radian Group, Inc.	82,330	1,440,775
Regions Financial Corp.	490,085	6,915,099
Renasant Corp.	15,448	615,294
S&T Bancorp, Inc.	10,349	371,943
Sandy Spring Bancorp, Inc.	7,266	280,250
ServisFirst Bancshares, Inc.	18,065	616,197
Signature Bank *	21,655	2,779,203
Simmons First National Corp., Class A	18,629	972,434
South State Corp.	7,956	654,381
Southside Bancshares, Inc.	18,589	607,303
State Bank Financial Corp.	10,549	283,452
Sterling Bancorp	45,384	1,018,871
Stock Yards Bancorp, Inc.	7,713	268,412
SunTrust Banks, Inc.	199,496	10,992,230
SVB Financial Group *	21,162	3,583,573
Synovus Financial Corp.	51,951	2,188,176
TCF Financial Corp.	68,848	1,069,209
Texas Capital Bancshares, Inc. *	19,580	1,453,815
TFS Financial Corp.	48,020	738,548
The First of Long Island Corp.	20,988	561,429
The PNC Financial Services Group, Inc.	192,003	24,079,096
Tompkins Financial Corp.	7,328	556,342
Towne Bank	21,084	647,279
TrustCo Bank Corp.	34,430	271,997
Trustmark Corp.	27,440	812,773
U.S. Bancorp	627,162	32,142,052
UMB Financial Corp.	13,720	920,886
Umpqua Holdings Corp.	110,543	1,934,502
Union Bankshares Corp.	20,670	647,591
United Bankshares, Inc.	48,573	1,629,624
United Community Banks, Inc.	27,796	725,754
United Financial Bancorp, Inc.	20,872	361,503
Valley National Bancorp	89,337	999,681
Walker & Dunlop, Inc. *	17,139	825,928
Washington Federal, Inc.	41,160	1,286,250
Washington Trust Bancorp, Inc.	10,492	537,715
Webster Financial Corp.	34,639	1,616,949
Wells Fargo & Co.	1,807,362	92,301,977
WesBanco, Inc.	21,470	815,431
Westamerica Bancorp	20,670	1,065,538
Western Alliance Bancorp *	34,414	1,659,787
Wintrust Financial Corp.	17,150	1,248,691
Security	Number of Shares	Value ($)
WSFS Financial Corp.	11,436	511,189
Zions Bancorp	79,558	3,473,502
		656,527,336

Capital Goods 7.7%
3M Co.	238,185	48,665,959
A.O. Smith Corp.	54,880	3,056,267
AAON, Inc.	15,141	493,597
AAR Corp.	13,720	494,743
Actuant Corp., Class A	30,870	742,424
Acuity Brands, Inc.	17,150	3,031,949
Advanced Drainage Systems, Inc.	12,092	235,189
AECOM *	63,354	2,122,359
Aegion Corp. *	13,940	302,080
Aerojet Rocketdyne Holdings, Inc. *	20,898	619,208
Aerovironment, Inc. *	15,752	772,163
AGCO Corp.	25,736	1,761,629
Air Lease Corp.	31,979	1,299,627
Aircastle Ltd.	30,870	692,105
Alamo Group, Inc.	7,476	685,998
Albany International Corp., Class A	10,588	567,517
Allegion plc	34,832	2,741,627
Allison Transmission Holdings, Inc.	62,416	2,167,708
Altra Industrial Motion Corp.	7,466	343,809
American Woodmark Corp. *	4,864	402,739
AMETEK, Inc.	92,610	5,857,583
Apogee Enterprises, Inc.	12,678	554,029
Applied Industrial Technologies, Inc.	15,913	907,041
Arconic, Inc.	171,968	4,380,025
Argan, Inc.	7,224	457,640
Armstrong Flooring, Inc. *	8,140	121,449
Armstrong World Industries, Inc. *	17,317	822,558
Astec Industries, Inc.	6,996	347,561
Astronics Corp. *	5,385	141,572
Axon Enterprise, Inc. *	18,040	391,648
AZZ, Inc.	16,070	785,823
Barnes Group, Inc.	17,334	1,083,722
Beacon Roofing Supply, Inc. *	25,478	1,200,014
BMC Stock Holdings, Inc. *	43,950	892,185
Briggs & Stratton Corp.	17,391	364,168
Builders FirstSource, Inc. *	34,530	562,148
BWX Technologies, Inc.	44,590	2,439,965
Carlisle Cos., Inc.	24,010	2,273,507
Caterpillar, Inc.	231,910	27,247,106
Chart Industries, Inc. *	18,730	631,950
Chicago Bridge & Iron Co. N.V. (a)	43,168	532,693
CIRCOR International, Inc.	6,860	329,417
Colfax Corp. *	39,657	1,581,521
Comfort Systems USA, Inc.	14,032	477,790
Continental Building Products, Inc. *	12,230	297,801
Crane Co.	20,580	1,527,653
CSW Industrials, Inc. *	10,864	454,658
Cubic Corp.	11,836	508,356
Cummins, Inc.	60,053	9,571,247
Curtiss-Wright Corp.	17,150	1,660,463
Deere & Co.	117,814	13,658,177
DigitalGlobe, Inc. *	24,659	848,270
Donaldson Co., Inc.	53,513	2,528,489
Douglas Dynamics, Inc.	18,420	642,858
Dover Corp.	62,468	5,302,284
Dycom Industries, Inc. *	16,035	1,293,704
Eaton Corp. plc	178,397	12,801,769
EMCOR Group, Inc.	24,010	1,585,620
Emerson Electric Co.	257,881	15,225,294
Encore Wire Corp.	7,331	314,500
EnerSys	17,344	1,111,750
Engility Holdings, Inc. *	6,878	213,699

2
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
EnPro Industries, Inc.	7,012	494,136
ESCO Technologies, Inc.	13,720	747,054
Esterline Technologies Corp. *	13,720	1,171,688
Fastenal Co.	114,719	4,895,060
Federal Signal Corp.	24,056	449,607
Flowserve Corp.	54,963	2,158,947
Fluor Corp.	64,626	2,492,625
Fortive Corp.	117,237	7,616,888
Fortune Brands Home & Security, Inc.	58,810	3,677,389
Franklin Electric Co., Inc.	14,964	576,862
Gardner Denver Holdings, Inc. *	26,821	630,025
GATX Corp.	20,580	1,246,736
Generac Holdings, Inc. *	24,304	981,396
General Cable Corp.	24,180	409,851
General Dynamics Corp.	112,271	22,605,766
General Electric Co.	3,483,907	85,529,917
Gibraltar Industries, Inc. *	19,670	575,348
Global Brass & Copper Holdings, Inc.	7,054	210,562
GMS, Inc. *	15,212	489,522
Graco, Inc.	24,010	2,773,395
Granite Construction, Inc.	18,710	1,033,353
Griffon Corp.	17,215	319,338
H&E Equipment Services, Inc.	18,060	425,132
Harsco Corp. *	37,730	645,183
HD Supply Holdings, Inc. *	83,511	2,780,916
HEICO Corp.	23,294	1,997,926
HEICO Corp., Class A	7,606	552,576
Herc Holdings, Inc. *	8,759	369,805
Hexcel Corp.	34,756	1,868,830
Hillenbrand, Inc.	27,440	980,980
Honeywell International, Inc.	310,872	42,984,271
Hubbell, Inc.	18,868	2,128,122
Huntington Ingalls Industries, Inc.	17,292	3,699,796
Hyster-Yale Materials Handling, Inc.	4,088	290,984
IDEX Corp.	30,870	3,629,695
Illinois Tool Works, Inc.	123,835	17,028,551
Ingersoll-Rand plc	102,239	8,730,188
Insteel Industries, Inc.	13,880	347,972
ITT, Inc.	34,300	1,384,348
Jacobs Engineering Group, Inc.	48,020	2,616,610
JELD-WEN Holding, Inc. *	15,512	473,426
John Bean Technologies Corp.	10,349	917,956
Johnson Controls International plc	371,342	14,701,430
Kadant, Inc.	5,903	512,676
Kaman Corp.	10,844	531,790
KBR, Inc.	53,960	877,929
Kennametal, Inc.	32,583	1,140,405
KLX, Inc. *	17,667	846,956
Kratos Defense & Security Solutions, Inc. *	45,239	605,298
L3 Technologies, Inc.	31,914	5,791,753
Lennox International, Inc.	14,347	2,377,728
Lincoln Electric Holdings, Inc.	21,422	1,860,286
Lindsay Corp.	3,651	316,067
Lockheed Martin Corp.	99,637	30,428,143
Lydall, Inc. *	12,039	565,833
Masco Corp.	129,020	4,744,065
Masonite International Corp. *	12,491	790,680
MasTec, Inc. *	25,937	1,058,230
Mercury Systems, Inc. *	22,522	1,086,687
Meritor, Inc. *	38,254	759,724
Milacron Holdings Corp. *	26,421	421,415
Moog, Inc., Class A *	14,004	1,074,947
MRC Global, Inc. *	38,428	606,010
MSC Industrial Direct Co., Inc., Class A	17,150	1,181,292
Mueller Industries, Inc.	17,278	515,403
Mueller Water Products, Inc., Class A	58,311	699,149
MYR Group, Inc. *	14,456	373,109
Security	Number of Shares	Value ($)
Navistar International Corp. *	25,523	871,866
NCI Building Systems, Inc. *	29,960	503,328
NN, Inc.	21,570	550,035
Nordson Corp.	20,580	2,249,394
Northrop Grumman Corp.	70,179	19,103,426
NOW, Inc. *	49,832	581,041
Orbital ATK, Inc.	24,578	2,742,413
Oshkosh Corp.	30,933	2,307,602
Owens Corning	43,364	3,214,573
PACCAR, Inc.	137,200	9,100,476
Parker-Hannifin Corp.	53,134	8,548,729
Patrick Industries, Inc. *	5,612	415,288
Pentair plc	72,564	4,502,596
PGT Innovations, Inc. *	28,812	380,318
Plug Power, Inc. *(a)	243,613	521,332
Primoris Services Corp.	17,548	502,048
Proto Labs, Inc. *	12,568	902,382
Quanex Building Products Corp.	13,764	269,774
Quanta Services, Inc. *	58,615	2,106,037
Raven Industries, Inc.	27,904	781,312
Raytheon Co.	117,550	21,395,275
RBC Bearings, Inc. *	10,290	1,134,678
Regal Beloit Corp.	17,150	1,293,110
Rexnord Corp. *	51,817	1,237,390
Rockwell Automation, Inc.	49,904	8,187,250
Rockwell Collins, Inc.	62,760	8,224,698
Roper Technologies, Inc.	40,230	9,279,452
Rush Enterprises, Inc., Class A *	10,679	437,732
Sensata Technologies Holding N.V. *	62,481	2,790,401
Simpson Manufacturing Co., Inc.	14,254	624,040
SiteOne Landscape Supply, Inc. *	15,780	792,787
Snap-on, Inc.	22,880	3,376,402
Spirit AeroSystems Holdings, Inc., Class A	48,771	3,633,440
SPX Corp. *	14,654	353,161
SPX FLOW, Inc. *	17,835	596,937
Standex International Corp.	3,430	327,394
Stanley Black & Decker, Inc.	61,023	8,787,312
Sun Hydraulics Corp.	7,331	351,228
Teledyne Technologies, Inc. *	13,767	2,065,876
Tennant Co.	10,290	627,176
Terex Corp.	42,844	1,651,636
Textron, Inc.	106,330	5,219,740
The Boeing Co.	224,280	53,750,945
The Gorman-Rupp Co.	5,967	181,635
The Greenbrier Cos., Inc.	8,962	384,470
The Manitowoc Co., Inc. *	58,310	479,891
The Middleby Corp. *	24,489	2,980,311
The Timken Co.	30,870	1,384,520
The Toro Co.	41,748	2,575,017
Thermon Group Holdings, Inc. *	18,020	297,690
TransDigm Group, Inc.	19,279	5,025,264
Trex Co., Inc. *	14,912	1,133,312
TriMas Corp. *	14,339	347,004
Trinity Industries, Inc.	60,379	1,741,330
Triton International Ltd. *	25,048	924,772
Triumph Group, Inc.	21,422	563,399
Tutor Perini Corp. *	14,328	374,677
United Rentals, Inc. *	32,294	3,812,630
United Technologies Corp.	299,749	35,885,950
Univar, Inc. *	36,570	1,031,640
Universal Forest Products, Inc.	6,932	604,540
USG Corp. *	31,346	940,380
Valmont Industries, Inc.	8,007	1,149,405
W.W. Grainger, Inc.	21,453	3,487,614
Wabash National Corp.	24,281	510,387
WABCO Holdings, Inc. *	18,834	2,704,939
Wabtec Corp.	34,500	2,434,665

3
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Watsco, Inc.	15,294	2,253,724
Watts Water Technologies, Inc., Class A	10,384	640,693
Welbilt, Inc. *	58,310	1,160,369
Wesco Aircraft Holdings, Inc. *	17,426	146,378
WESCO International, Inc. *	17,150	865,218
Woodward, Inc.	20,580	1,444,922
Xylem, Inc.	68,600	4,258,002
		781,950,919

Commercial & Professional Services 0.9%
ABM Industries, Inc.	21,584	958,977
ACCO Brands Corp. *	42,368	463,930
Advanced Disposal Services, Inc. *	20,918	498,685
Brady Corp., Class A	30,958	1,032,449
Cintas Corp.	32,784	4,426,168
Clean Harbors, Inc. *	20,580	1,113,172
Copart, Inc. *	83,200	2,719,808
Deluxe Corp.	20,580	1,427,223
Equifax, Inc.	48,020	6,841,409
Essendant, Inc.	19,403	230,120
Exponent, Inc.	7,432	506,119
FTI Consulting, Inc. *	14,192	481,251
GP Strategies Corp. *	15,352	439,067
Healthcare Services Group, Inc.	27,440	1,404,928
Herman Miller, Inc.	20,836	701,131
HNI Corp.	20,580	754,257
Huron Consulting Group, Inc. *	8,260	249,865
ICF International, Inc. *	7,066	339,521
IHS Markit Ltd. *	125,868	5,895,657
Insperity, Inc.	10,299	827,010
Interface, Inc.	50,630	961,970
KAR Auction Services, Inc.	52,428	2,363,979
Kelly Services, Inc., Class A	10,749	232,501
Kforce, Inc.	13,832	248,976
Kimball International, Inc., Class B	28,124	476,983
Knoll, Inc.	17,327	312,752
Korn/Ferry International	22,329	744,002
ManpowerGroup, Inc.	25,780	2,874,728
Matthews International Corp., Class A	13,720	826,630
McGrath RentCorp	7,262	293,167
Mobile Mini, Inc.	14,948	452,177
MSA Safety, Inc.	12,361	900,622
Multi-Color Corp.	5,064	404,107
Navigant Consulting, Inc. *	20,632	316,289
Nielsen Holdings plc	145,036	5,634,649
On Assignment, Inc. *	18,275	871,717
Pitney Bowes, Inc.	82,872	1,064,905
Quad/Graphics, Inc.	20,025	381,677
R.R. Donnelley & Sons Co.	42,936	396,299
Republic Services, Inc.	96,607	6,302,641
Resources Connection, Inc.	27,804	354,501
Robert Half International, Inc.	48,397	2,192,384
Rollins, Inc.	41,394	1,838,308
RPX Corp. *	39,486	515,687
SP Plus Corp. *	17,540	647,226
Steelcase, Inc., Class A	34,690	457,908
Stericycle, Inc. *	34,300	2,465,827
Tetra Tech, Inc.	21,180	902,268
The Advisory Board Co. *	15,148	806,631
The Brink's Co.	20,580	1,614,501
The Dun & Bradstreet Corp.	14,220	1,584,677
TransUnion *	54,259	2,596,836
TriNet Group, Inc. *	14,367	513,333
TrueBlue, Inc. *	20,580	420,861
UniFirst Corp.	6,860	985,096
US Ecology, Inc.	8,022	412,331
Verisk Analytics, Inc. *	60,070	4,868,673
Security	Number of Shares	Value ($)
Viad Corp.	14,652	805,127
WageWorks, Inc. *	19,226	1,133,373
Waste Management, Inc.	155,382	11,981,506
West Corp.	15,679	366,418
		94,834,990

Consumer Durables & Apparel 1.3%
American Outdoor Brands Corp. *	24,842	405,421
Brunswick Corp.	34,300	1,800,064
CalAtlantic Group, Inc.	39,132	1,359,837
Callaway Golf Co.	46,532	648,656
Carter's, Inc.	21,194	1,837,732
Cavco Industries, Inc. *	3,574	480,882
Coach, Inc.	116,570	4,860,969
Columbia Sportswear Co.	13,720	786,019
D.R. Horton, Inc.	135,847	4,910,869
Deckers Outdoor Corp. *	10,990	702,261
Ethan Allen Interiors, Inc.	7,432	217,386
G-III Apparel Group Ltd. *	19,115	525,663
Garmin Ltd.	44,590	2,296,385
GoPro, Inc., Class A *(a)	42,976	395,809
Hanesbrands, Inc.	150,920	3,661,319
Hasbro, Inc.	44,590	4,380,967
Helen of Troy Ltd. *	8,758	790,847
Installed Building Products, Inc. *	12,061	695,920
iRobot Corp. *	13,725	1,309,640
KB Home	36,210	774,894
La-Z-Boy, Inc.	21,114	503,569
Leggett & Platt, Inc.	51,791	2,380,832
Lennar Corp., B Shares	8,328	358,354
Lennar Corp., Class A	77,129	3,992,197
LGI Homes, Inc. *(a)	10,516	447,351
Lululemon Athletica, Inc. *	45,175	2,599,821
M.D.C Holdings, Inc.	16,197	506,156
M/I Homes, Inc. *	15,056	370,378
Mattel, Inc.	134,434	2,180,519
Meritage Homes Corp. *	17,225	701,058
Michael Kors Holdings Ltd. *	66,455	2,805,730
Mohawk Industries, Inc. *	24,174	6,118,923
NACCO Industries, Inc., Class A	3,430	248,675
Nautilus, Inc. *	18,235	298,142
Newell Brands, Inc.	189,083	9,128,927
NIKE, Inc., Class B	525,103	27,730,689
NVR, Inc. *	1,248	3,395,621
Oxford Industries, Inc.	6,862	396,692
Polaris Industries, Inc. (a)	24,124	2,249,081
PulteGroup, Inc.	109,670	2,831,679
PVH Corp.	31,253	3,934,440
Ralph Lauren Corp.	22,068	1,939,557
Skechers U.S.A., Inc., Class A *	55,548	1,468,134
Steven Madden Ltd. *	24,573	1,041,895
Sturm Ruger & Co., Inc. (a)	7,082	324,356
Taylor Morrison Home Corp., Class A *	25,821	522,101
Tempur Sealy International, Inc. *	21,856	1,352,886
Toll Brothers, Inc.	62,865	2,449,220
TopBuild Corp. *	15,060	893,811
TRI Pointe Group, Inc. *	45,467	579,250
Tupperware Brands Corp.	17,878	1,034,600
Under Armour, Inc., Class A *(a)	95,956	1,549,689
Under Armour, Inc., Class C *(a)	68,995	1,041,825
Unifi, Inc. *	14,268	443,449
Universal Electronics, Inc. *	3,773	220,909
VF Corp.	131,594	8,273,315
Vista Outdoor, Inc. *	27,924	572,442
Whirlpool Corp.	29,340	5,035,331

4
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
William Lyon Homes, Class A *	15,456	370,789
Wolverine World Wide, Inc.	41,160	1,082,508
		136,216,441

Consumer Services 2.2%
Adtalem Global Education, Inc.	26,109	892,928
Aramark	91,235	3,712,352
Belmond Ltd., Class A *	34,300	437,325
BJ's Restaurants, Inc. *	7,836	235,864
Bloomin' Brands, Inc.	58,352	992,568
Bob Evans Farms, Inc.	10,425	717,032
Boyd Gaming Corp.	31,929	844,203
Bright Horizons Family Solutions, Inc. *	21,448	1,714,339
Brinker International, Inc.	18,371	573,543
Buffalo Wild Wings, Inc. *	8,574	880,978
Caesars Entertainment Corp. *(a)	39,833	462,063
Capella Education Co.	7,628	513,746
Carnival Corp.	166,203	11,547,784
Carriage Services, Inc.	5,067	124,091
Chipotle Mexican Grill, Inc. *	10,978	3,476,842
Choice Hotels International, Inc.	14,839	920,760
Churchill Downs, Inc.	4,147	810,324
Chuy's Holdings, Inc. *	11,992	225,450
ClubCorp Holdings, Inc.	28,328	481,576
Cracker Barrel Old Country Store, Inc. (a)	10,290	1,529,711
Darden Restaurants, Inc.	48,328	3,967,246
Dave & Buster's Entertainment, Inc. *	17,994	1,051,929
Denny's Corp. *	34,530	412,979
Domino's Pizza, Inc.	17,985	3,277,946
Dunkin' Brands Group, Inc.	38,431	1,981,502
Eldorado Resorts, Inc. *	23,218	534,014
Extended Stay America, Inc.	65,169	1,276,661
Graham Holdings Co., Class B	1,912	1,122,726
Grand Canyon Education, Inc. *	16,699	1,370,153
H&R Block, Inc.	75,954	2,031,010
Hilton Grand Vacations, Inc. *	19,863	720,034
Hilton Worldwide Holdings, Inc.	76,125	4,897,121
Houghton Mifflin Harcourt Co. *	67,855	692,121
Hyatt Hotels Corp., Class A *	22,334	1,329,096
ILG, Inc.	43,046	1,136,414
International Speedway Corp., Class A	10,432	371,901
Jack in the Box, Inc.	14,276	1,336,519
K12, Inc. *	24,916	446,495
La Quinta Holdings, Inc. *	41,444	654,815
Las Vegas Sands Corp.	142,263	8,850,181
Laureate Education, Inc., Class A *	27,824	407,343
Marriott International, Inc., Class A	125,348	12,983,546
Marriott Vacations Worldwide Corp.	10,492	1,220,849
McDonald's Corp.	324,259	51,871,712
MGM Resorts International	186,081	6,133,230
Norwegian Cruise Line Holdings Ltd. *	61,841	3,677,066
Papa John's International, Inc.	13,976	1,045,265
Penn National Gaming, Inc. *	24,210	537,220
Pinnacle Entertainment, Inc. *	21,179	412,991
Planet Fitness, Inc., Class A	35,750	906,977
Red Robin Gourmet Burgers, Inc. *	7,768	442,776
Regis Corp. *	20,836	276,702
Royal Caribbean Cruises Ltd.	68,560	8,532,978
Ruth's Hospitality Group, Inc.	24,348	476,003
Scientific Games Corp., Class A *	12,052	424,230
SeaWorld Entertainment, Inc. (a)	35,570	461,699
Service Corp. International	79,325	2,803,345
ServiceMaster Global Holdings, Inc. *	55,256	2,603,663
Shake Shack, Inc., Class A *(a)	12,161	376,018
Six Flags Entertainment Corp.	32,502	1,773,634
Sonic Corp.	24,010	562,074
Sotheby's *	24,106	1,081,636
Security	Number of Shares	Value ($)
Starbucks Corp.	579,726	31,803,768
Strayer Education, Inc.	7,328	586,313
Texas Roadhouse, Inc.	24,010	1,139,274
The Cheesecake Factory, Inc.	17,592	728,837
The Marcus Corp.	15,112	376,289
The Wendy's Co.	64,279	959,043
Vail Resorts, Inc.	15,920	3,628,964
Weight Watchers International, Inc. *	18,415	862,006
Wingstop, Inc.	21,670	702,325
Wyndham Worldwide Corp.	39,878	3,975,039
Wynn Resorts Ltd.	32,980	4,583,890
Yum! Brands, Inc.	136,238	10,465,803
		227,376,850

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	23,580	4,166,350
AG Mortgage Investment Trust, Inc.	24,548	473,040
AGNC Investment Corp.	144,576	3,114,167
Ally Financial, Inc.	192,520	4,350,952
American Express Co.	298,882	25,733,740
Ameriprise Financial, Inc.	62,159	8,609,643
Annaly Capital Management, Inc.	429,761	5,372,013
Anworth Mortgage Asset Corp.	55,616	337,033
Apollo Commercial Real Estate Finance, Inc.	28,075	507,877
ARMOUR Residential REIT, Inc.	27,604	729,022
Artisan Partners Asset Management, Inc., Class A	22,424	688,417
Berkshire Hathaway, Inc., Class B *	763,080	138,239,573
BGC Partners, Inc., Class A	90,005	1,169,165
BlackRock, Inc.	48,157	20,178,265
Blackstone Mortgage Trust, Inc., Class A	35,121	1,101,043
Capital One Financial Corp.	195,274	15,545,763
Capstead Mortgage Corp.	41,160	398,017
CBOE Holdings, Inc.	31,396	3,167,542
Chimera Investment Corp.	73,221	1,396,324
CME Group, Inc.	135,986	17,107,039
Cohen & Steers, Inc.	10,290	389,374
Credit Acceptance Corp. *(a)	5,430	1,478,589
CYS Investments, Inc.	59,247	520,781
Diamond Hill Investment Group, Inc.	1,300	255,229
Discover Financial Services	154,576	9,112,255
E*TRADE Financial Corp. *	106,778	4,378,966
Eaton Vance Corp.	44,590	2,121,592
Encore Capital Group, Inc. *	15,980	644,793
Evercore, Inc., Class A	21,644	1,633,040
FactSet Research Systems, Inc.	17,150	2,695,637
Federated Investors, Inc., Class B	39,857	1,088,495
Financial Engines, Inc.	28,814	952,303
FirstCash, Inc.	16,212	951,644
FNFV Group *	34,334	578,528
Franklin Resources, Inc.	137,140	5,928,562
Green Dot Corp., Class A *	15,100	727,518
Greenhill & Co., Inc.	24,121	363,021
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,396	681,987
Interactive Brokers Group, Inc., Class A	34,665	1,453,503
Intercontinental Exchange, Inc.	235,426	15,224,999
INTL FCStone, Inc. *	2,004	71,122
Invesco Ltd.	162,278	5,319,473
Invesco Mortgage Capital, Inc.	55,064	934,987
Investment Technology Group, Inc.	14,264	286,564
Janus Henderson Group plc	55,746	1,926,582
Ladder Capital Corp., Class A	28,023	384,476
Lazard Ltd., Class A	51,514	2,209,435
Legg Mason, Inc.	38,723	1,478,831
LendingClub Corp. *	127,825	791,237

5
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Leucadia National Corp.	134,655	3,188,630
LPL Financial Holdings, Inc.	34,270	1,605,207
MarketAxess Holdings, Inc.	15,180	2,928,981
MFA Financial, Inc.	133,770	1,174,501
Moelis & Co., Class A	14,556	573,506
Moody's Corp.	65,950	8,839,279
Morgan Stanley	568,105	25,848,777
Morningstar, Inc.	7,174	593,290
MSCI, Inc.	37,697	4,320,453
MTGE Investment Corp.	24,160	463,872
Nasdaq, Inc.	44,678	3,367,828
Navient Corp.	131,684	1,738,229
Nelnet, Inc., Class A	10,366	491,659
New Residential Investment Corp.	121,599	2,003,952
New York Mortgage Trust, Inc.	88,275	552,602
Northern Trust Corp.	82,320	7,285,320
PennyMac Mortgage Investment Trust	32,314	558,709
Piper Jaffray Cos.	10,695	593,038
PJT Partners, Inc., Class A	4,928	190,516
PRA Group, Inc. *	17,860	516,154
Raymond James Financial, Inc.	45,254	3,544,293
Redwood Trust, Inc.	37,730	629,336
S&P Global, Inc.	101,956	15,734,869
Santander Consumer USA Holdings, Inc. *	49,451	706,160
SEI Investments Co.	48,608	2,841,624
SLM Corp. *	165,464	1,682,769
Starwood Property Trust, Inc.	89,559	1,989,105
State Street Corp.	142,653	13,193,976
Stifel Financial Corp.	21,255	1,014,926
Synchrony Financial	304,043	9,361,484
T. Rowe Price Group, Inc.	96,040	8,101,934
TD Ameritrade Holding Corp.	100,934	4,372,461
The Bank of New York Mellon Corp.	416,076	21,752,453
The Charles Schwab Corp. (b)	480,215	19,160,579
The Goldman Sachs Group, Inc.	146,201	32,711,012
Two Harbors Investment Corp.	130,924	1,339,353
Virtu Financial, Inc., Class A (a)	28,624	513,801
Virtus Investment Partners, Inc.	4,445	471,170
Voya Financial, Inc.	73,751	2,819,501
Waddell & Reed Financial, Inc., Class A	38,457	715,685
Westwood Holdings Group, Inc.	7,496	458,230
WisdomTree Investments, Inc.	47,036	431,320
		527,349,052

Energy 5.3%
Anadarko Petroleum Corp.	223,792	9,159,807
Andeavor	59,432	5,952,115
Antero Resources Corp. *	55,206	1,087,006
Apache Corp.	158,402	6,152,334
Arch Coal, Inc., Class A	8,924	712,760
Archrock, Inc.	34,302	349,880
Atwood Oceanics, Inc. *(a)	29,896	196,417
Baker Hughes a GE Co.	172,716	5,855,072
Bristow Group, Inc.	12,893	106,238
C&J Energy Services, Inc. *	30,024	758,406
Cabot Oil & Gas Corp.	186,866	4,774,426
Callon Petroleum Co. *	82,526	854,969
Centennial Resource Development, Inc., Class A *	34,540	597,197
Cheniere Energy, Inc. *	96,207	4,116,697
Chesapeake Energy Corp. *(a)	305,342	1,111,445
Chevron Corp.	753,310	81,071,222
Cimarex Energy Co.	37,859	3,774,164
Concho Resources, Inc. *	58,956	6,542,347
ConocoPhillips	492,171	21,488,186
CONSOL Energy, Inc. *	70,073	1,019,562
Security	Number of Shares	Value ($)
Continental Resources, Inc. *	34,578	1,172,886
Core Laboratories N.V.	17,170	1,514,051
Delek US Holdings, Inc.	24,909	615,750
Devon Energy Corp.	213,027	6,689,048
Diamondback Energy, Inc. *	40,502	3,677,177
Dril-Quip, Inc. *	15,192	570,460
Energen Corp. *	35,460	1,818,389
Energy XXI Gulf Coast, Inc. *	21,418	223,818
Ensco plc, Class A (a)	121,245	515,291
EOG Resources, Inc.	231,036	19,635,750
EQT Corp.	69,935	4,359,748
Exterran Corp. *	18,060	500,984
Extraction Oil & Gas, Inc. *	32,305	424,488
Exxon Mobil Corp.	1,695,280	129,400,722
Forum Energy Technologies, Inc. *	41,820	485,112
Frank's International N.V. (a)	46,985	295,066
Green Plains, Inc.	25,916	480,742
Gulfport Energy Corp. *	87,625	1,097,941
Halliburton Co.	354,786	13,826,010
Helix Energy Solutions Group, Inc. *	66,316	415,801
Helmerich & Payne, Inc. (a)	45,154	1,911,820
Hess Corp.	107,021	4,163,117
HollyFrontier Corp.	83,193	2,604,773
Kinder Morgan, Inc.	778,403	15,046,530
Kosmos Energy Ltd. *	107,528	756,997
Laredo Petroleum, Inc. *	53,465	664,035
Marathon Oil Corp.	333,233	3,705,551
Marathon Petroleum Corp.	212,137	11,126,586
Matador Resources Co. *	55,105	1,299,376
McDermott International, Inc. *	124,900	766,886
Murphy Oil Corp.	62,276	1,411,174
Nabors Industries Ltd.	116,770	764,843
National Oilwell Varco, Inc.	163,577	5,016,907
Natural Gas Services Group, Inc. *	8,464	199,750
Newfield Exploration Co. *	79,063	2,065,916
Newpark Resources, Inc. *	36,739	295,749
Noble Energy, Inc.	196,436	4,669,284
Oasis Petroleum, Inc. *	79,293	578,839
Occidental Petroleum Corp.	303,135	18,097,159
Oceaneering International, Inc.	41,544	936,817
Oil States International, Inc. *	32,707	711,377
ONEOK, Inc.	150,915	8,173,556
Par Pacific Holdings, Inc. *	31,605	562,885
Parsley Energy, Inc., Class A *	95,960	2,403,798
Patterson-UTI Energy, Inc.	66,072	1,055,170
PBF Energy, Inc., Class A (a)	53,837	1,274,860
PDC Energy, Inc. *	19,507	767,210
Peabody Energy Corp. *	43,236	1,253,844
Phillips 66	174,802	14,650,156
Pioneer Natural Resources Co.	66,327	8,599,296
QEP Resources, Inc. *	100,469	758,541
Range Resources Corp.	72,672	1,261,586
REX American Resources Corp. *	5,303	459,346
Rice Energy, Inc. *	78,360	2,143,930
RPC, Inc. (a)	31,646	614,249
RSP Permian, Inc. *	40,020	1,255,828
Sanchez Energy Corp. *(a)	53,120	232,666
Schlumberger Ltd.	555,174	35,259,101
SEACOR Holdings, Inc. *	6,860	263,218
SEACOR Marine Holdings, Inc. *	6,893	88,299
SemGroup Corp., Class A	20,686	531,630
SM Energy Co.	38,816	518,582
Southwestern Energy Co. *	202,699	1,104,710
SRC Energy, Inc. *	76,808	606,015
Targa Resources Corp.	89,203	3,975,778
TechnipFMC plc *	178,850	4,619,695
The Williams Cos., Inc.	334,848	9,955,031
Transocean Ltd. *	151,618	1,237,203

6
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Unit Corp. *	34,280	545,738
US Silica Holdings, Inc.	27,504	748,384
Valero Energy Corp.	182,947	12,458,691
Weatherford International plc *	408,411	1,564,214
Whiting Petroleum Corp. *	115,684	517,107
World Fuel Services Corp.	40,221	1,389,233
WPX Energy, Inc. *	170,128	1,699,579
		542,742,099

Food & Staples Retailing 1.6%
Casey's General Stores, Inc.	15,932	1,679,551
Costco Wholesale Corp.	175,027	27,433,732
CVS Health Corp.	407,210	31,493,621
Ingles Markets, Inc., Class A	7,828	171,825
Performance Food Group Co. *	41,840	1,163,152
PriceSmart, Inc.	11,148	905,775
Rite Aid Corp. *	474,427	1,148,113
Smart & Final Stores, Inc. *	10,793	76,091
SpartanNash Co.	8,856	218,212
Sprouts Farmers Market, Inc. *	51,835	1,033,590
SUPERVALU, Inc. *	19,271	385,227
Sysco Corp.	203,425	10,714,395
The Andersons, Inc.	10,690	340,477
The Kroger Co.	377,588	8,257,850
United Natural Foods, Inc. *	16,024	556,834
US Foods Holding Corp. *	52,970	1,454,026
Wal-Mart Stores, Inc.	587,739	45,884,784
Walgreens Boots Alliance, Inc.	337,979	27,545,288
Weis Markets, Inc.	6,860	303,281
		160,765,824

Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	773,439	49,036,033
Archer-Daniels-Midland Co.	225,888	9,333,692
B&G Foods, Inc.	29,176	889,868
Blue Buffalo Pet Products, Inc. *	35,615	917,442
Brown-Forman Corp., Class A	20,864	1,160,456
Brown-Forman Corp., Class B	77,806	4,126,830
Bunge Ltd.	56,228	4,196,296
Cal-Maine Foods, Inc. *(a)	21,682	790,309
Calavo Growers, Inc.	7,928	532,365
Campbell Soup Co.	77,802	3,594,452
Coca-Cola Bottling Co. Consolidated	1,500	320,385
ConAgra Brands, Inc.	165,060	5,357,848
Constellation Brands, Inc., Class A	68,569	13,720,657
Darling Ingredients, Inc. *	73,868	1,285,303
Dean Foods Co.	34,453	378,983
Dr. Pepper Snapple Group, Inc.	72,881	6,635,815
Flowers Foods, Inc.	86,233	1,497,867
Fresh Del Monte Produce, Inc.	17,150	805,879
General Mills, Inc.	230,725	12,288,414
Hormel Foods Corp.	109,760	3,374,022
Hostess Brands, Inc. *	33,727	449,918
Ingredion, Inc.	29,419	3,642,661
J&J Snack Foods Corp.	7,977	1,016,988
Kellogg Co.	96,566	6,321,210
Lamb Weston Holdings, Inc.	55,020	2,502,310
Lancaster Colony Corp.	6,872	800,382
McCormick & Co., Inc. Non-Voting Shares	42,844	4,075,750
MGP Ingredients, Inc.	9,390	528,000
Molson Coors Brewing Co., Class B	76,944	6,905,724
Mondelez International, Inc., Class A	603,391	24,533,878
Monster Beverage Corp. *	164,766	9,197,238
National Beverage Corp.	6,345	737,352
PepsiCo, Inc.	566,461	65,556,532
Security	Number of Shares	Value ($)
Philip Morris International, Inc.	621,094	72,624,521
Pilgrim's Pride Corp. *	31,247	920,224
Pinnacle Foods, Inc.	48,055	2,850,142
Post Holdings, Inc. *	28,949	2,464,428
Sanderson Farms, Inc.	7,528	1,110,531
Seaboard Corp.	76	326,471
Snyder's-Lance, Inc.	29,418	1,044,927
The Coca-Cola Co.	1,529,206	69,655,333
The Hain Celestial Group, Inc. *	52,065	2,094,054
The Hershey Co.	53,520	5,615,318
The J.M. Smucker Co.	44,857	4,699,219
The Kraft Heinz Co.	238,022	19,220,277
Tootsie Roll Industries, Inc. (a)	11,238	419,739
TreeHouse Foods, Inc. *	24,087	1,613,588
Tyson Foods, Inc., Class A	113,510	7,185,183
Universal Corp.	11,966	684,455
Vector Group Ltd.	36,306	784,210
		439,823,479

Health Care Equipment & Services 5.5%
Abaxis, Inc.	14,847	686,228
Abbott Laboratories	698,922	35,603,087
ABIOMED, Inc. *	17,331	2,613,515
Acadia Healthcare Co., Inc. *	36,770	1,725,984
Accuray, Inc. *	63,052	261,666
Aetna, Inc.	131,496	20,736,919
Alere, Inc. *	30,870	1,526,830
Align Technology, Inc. *	29,702	5,249,531
Allscripts Healthcare Solutions, Inc. *	53,960	709,034
Amedisys, Inc. *	8,195	428,107
AmerisourceBergen Corp.	66,815	5,361,904
AMN Healthcare Services, Inc. *	25,010	934,123
Analogic Corp.	3,634	260,013
AngioDynamics, Inc. *	32,127	547,123
Anika Therapeutics, Inc. *	8,224	441,629
Anthem, Inc.	104,843	20,553,422
athenahealth, Inc. *	18,065	2,545,900
AtriCure, Inc. *	26,309	590,111
Atrion Corp.	600	373,290
Baxter International, Inc.	199,269	12,362,649
Becton Dickinson & Co.	90,923	18,133,683
BioTelemetry, Inc. *	8,194	304,407
Boston Scientific Corp. *	552,265	15,214,901
Brookdale Senior Living, Inc. *	73,449	890,936
C.R. Bard, Inc.	27,801	8,918,839
Cantel Medical Corp.	14,273	1,159,681
Cardinal Health, Inc.	127,204	8,581,182
Cardiovascular Systems, Inc. *	22,788	669,284
Centene Corp. *	72,855	6,473,167
Cerner Corp. *	113,872	7,718,244
Chemed Corp.	6,907	1,362,682
Cigna Corp.	103,111	18,772,389
Community Health Systems, Inc. *	55,920	427,229
CONMED Corp.	10,327	512,219
Cotiviti Holdings, Inc. *	13,109	468,385
CryoLife, Inc. *	26,121	543,317
Danaher Corp.	251,056	20,943,092
DaVita, Inc. *	59,843	3,504,406
DENTSPLY SIRONA, Inc.	91,374	5,169,027
DexCom, Inc. *	35,258	2,630,599
Diplomat Pharmacy, Inc. *	26,721	447,577
Edwards Lifesciences Corp. *	83,504	9,491,065
Envision Healthcare Corp. *	46,711	2,448,124
Evolent Health, Inc., Class A *	19,115	319,221
Express Scripts Holding Co. *	242,086	15,207,843
GenMark Diagnostics, Inc. *	39,004	379,899
Globus Medical, Inc., Class A *	36,897	1,115,396

7
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Haemonetics Corp. *	20,580	885,352
Halyard Health, Inc. *	17,449	790,265
HCA Healthcare, Inc. *	117,473	9,240,426
HealthEquity, Inc. *	18,460	789,534
HealthSouth Corp.	34,300	1,569,225
HealthStream, Inc. *	14,212	333,840
Henry Schein, Inc. *	31,412	5,455,636
Hill-Rom Holdings, Inc.	24,010	1,847,810
HMS Holdings Corp. *	39,004	691,151
Hologic, Inc. *	115,177	4,445,832
Humana, Inc.	56,487	14,552,181
ICU Medical, Inc. *	6,084	1,060,745
IDEXX Laboratories, Inc. *	34,912	5,426,372
Inogen, Inc. *	7,228	692,442
Inovalon Holdings, Inc., Class A *(a)	36,730	497,692
Insulet Corp. *	25,916	1,504,683
Integer Holdings Corp. *	15,242	700,370
Integra LifeSciences Holdings Corp. *	20,608	1,050,802
Intuitive Surgical, Inc. *	14,412	14,479,304
K2M Group Holdings, Inc. *	18,520	432,998
Kindred Healthcare, Inc.	47,439	384,256
Laboratory Corp. of America Holdings *	41,528	6,514,497
LHC Group, Inc. *	7,828	510,777
LifePoint Health, Inc. *	14,304	828,917
LivaNova plc *	18,118	1,133,824
Magellan Health, Inc. *	13,720	1,109,948
Masimo Corp. *	20,580	1,736,540
McKesson Corp.	84,790	12,659,995
Medidata Solutions, Inc. *	18,754	1,405,800
MEDNAX, Inc. *	34,900	1,565,265
Medtronic plc	546,858	44,087,692
Meridian Bioscience, Inc.	32,727	454,905
Merit Medical Systems, Inc. *	17,150	708,295
Molina Healthcare, Inc. *	14,868	951,552
National HealthCare Corp.	3,483	217,130
Natus Medical, Inc. *	10,847	364,459
Neogen Corp. *	14,310	985,959
Nevro Corp. *	8,028	691,853
NuVasive, Inc. *	18,523	1,157,317
NxStage Medical, Inc. *	22,512	630,336
Omnicell, Inc. *	12,721	652,587
OraSure Technologies, Inc. *	17,791	363,114
Orthofix International N.V. *	10,792	531,074
Owens & Minor, Inc.	24,010	670,839
Patterson Cos., Inc.	31,064	1,195,964
Penumbra, Inc. *	10,861	934,046
PharMerica Corp. *	17,715	520,821
Premier, Inc., Class A *	26,409	884,701
Quality Systems, Inc. *	29,412	463,239
Quest Diagnostics, Inc.	52,234	5,659,554
Quidel Corp. *	10,879	380,112
ResMed, Inc.	54,880	4,257,590
Select Medical Holdings Corp. *	53,005	985,893
STERIS plc	30,944	2,697,079
Stryker Corp.	122,553	17,325,318
Teladoc, Inc. *	22,770	763,934
Teleflex, Inc.	17,150	3,631,512
Tenet Healthcare Corp. *(a)	31,621	542,933
The Cooper Cos., Inc.	19,692	4,939,344
The Ensign Group, Inc.	29,196	599,686
The Providence Service Corp. *	8,128	421,274
Tivity Health, Inc. *	18,225	714,420
Triple-S Management Corp., Class B *	18,420	455,158
UnitedHealth Group, Inc.	386,220	76,819,158
Universal Health Services, Inc., Class B	34,300	3,708,859
US Physical Therapy, Inc.	8,028	480,877
Varex Imaging Corp. *	14,235	434,595
Varian Medical Systems, Inc. *	35,589	3,781,331
Security	Number of Shares	Value ($)
VCA, Inc. *	30,870	2,869,675
Veeva Systems, Inc., Class A *	46,057	2,740,391
WellCare Health Plans, Inc. *	17,150	2,995,762
West Pharmaceutical Services, Inc.	27,440	2,388,378
Wright Medical Group N.V. *	42,596	1,260,842
Zimmer Biomet Holdings, Inc.	77,159	8,816,959
		565,750,855

Household & Personal Products 1.7%
Avon Products, Inc. *	190,540	474,445
Central Garden & Pet Co., Class A *	14,080	479,987
Church & Dwight Co., Inc.	99,925	5,013,237
Colgate-Palmolive Co.	353,761	25,343,438
Coty, Inc., Class A	196,722	3,261,651
Edgewell Personal Care Co. *	24,124	1,831,977
Energizer Holdings, Inc.	24,124	1,065,075
Herbalife Ltd. *(a)	32,074	2,213,427
HRG Group, Inc. *	56,158	886,735
Kimberly-Clark Corp.	141,404	17,433,699
Nu Skin Enterprises, Inc., Class A	24,640	1,498,851
Revlon, Inc., Class A *(a)	10,649	179,968
Spectrum Brands Holdings, Inc.	11,193	1,230,782
The Clorox Co.	52,281	7,242,487
The Estee Lauder Cos., Inc., Class A	89,566	9,582,666
The Procter & Gamble Co.	1,022,042	94,303,815
USANA Health Sciences, Inc. *	4,288	253,850
WD-40 Co.	7,549	822,463
		173,118,553

Insurance 2.9%
Aflac, Inc.	163,054	13,460,108
Alleghany Corp. *	6,469	3,640,559
Ambac Financial Group, Inc. *	17,255	313,868
American Equity Investment Life Holding Co.	48,595	1,348,997
American Financial Group, Inc.	27,986	2,849,255
American International Group, Inc.	350,312	21,186,870
American National Insurance Co.	3,557	411,580
AMERISAFE, Inc.	6,866	369,391
AmTrust Financial Services, Inc.	41,072	509,293
Aon plc	103,819	14,447,452
Arch Capital Group Ltd. *	49,038	4,773,359
Argo Group International Holdings Ltd.	11,671	702,594
Arthur J. Gallagher & Co.	70,950	4,108,005
Aspen Insurance Holdings Ltd.	27,440	1,240,288
Assurant, Inc.	22,318	2,113,291
Assured Guaranty Ltd.	50,367	2,142,612
Athene Holding Ltd., Class A *	20,639	1,104,393
Axis Capital Holdings Ltd.	38,499	2,319,180
Brighthouse Financial, Inc. *	39,176	2,235,774
Brown & Brown, Inc.	44,590	2,004,766
Chubb Ltd.	186,278	26,343,435
Cincinnati Financial Corp.	58,310	4,480,540
CNA Financial Corp.	13,736	673,888
CNO Financial Group, Inc.	86,158	1,925,631
Employers Holdings, Inc.	13,720	578,298
Enstar Group Ltd. *	5,087	1,055,807
Erie Indemnity Co., Class A	10,304	1,244,620
Everest Re Group Ltd.	17,272	4,360,835
FBL Financial Group, Inc., Class A	7,132	484,976
First American Financial Corp.	41,160	2,019,310
FNF Group	103,009	4,969,154
Genworth Financial, Inc., Class A *	202,734	695,378
Horace Mann Educators Corp.	14,325	503,524
Infinity Property & Casualty Corp.	3,430	303,383
Kemper Corp.	20,580	985,782

8
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Lincoln National Corp.	89,885	6,099,596
Loews Corp.	103,675	4,829,181
Maiden Holdings Ltd.	17,515	126,984
Markel Corp. *	5,490	5,775,425
Marsh & McLennan Cos., Inc.	203,001	15,850,318
MBIA, Inc. *	86,325	868,429
Mercury General Corp.	13,720	788,488
MetLife, Inc.	432,173	20,238,662
National General Holdings Corp.	24,983	428,958
National Western Life Group, Inc., Class A	1,100	367,851
Old Republic International Corp.	89,324	1,705,195
Primerica, Inc.	17,150	1,312,832
Principal Financial Group, Inc.	106,372	6,650,377
ProAssurance Corp.	21,452	1,142,319
Prudential Financial, Inc.	171,706	17,527,748
Reinsurance Group of America, Inc.	27,440	3,689,308
RenaissanceRe Holdings Ltd.	15,410	2,144,456
RLI Corp.	21,528	1,152,179
Safety Insurance Group, Inc.	6,860	489,804
Selective Insurance Group, Inc.	20,580	1,037,232
State National Cos., Inc.	28,224	586,212
Stewart Information Services Corp.	7,632	275,363
The Allstate Corp.	145,426	13,161,053
The Hanover Insurance Group, Inc.	14,648	1,438,141
The Hartford Financial Services Group, Inc.	142,093	7,682,969
The Navigators Group, Inc.	6,872	383,458
The Progressive Corp.	236,287	10,982,620
The Travelers Cos., Inc.	109,975	13,326,770
Third Point Reinsurance Ltd. *	42,356	595,102
Torchmark Corp.	43,099	3,317,330
United Fire Group, Inc.	7,066	297,196
Universal Insurance Holdings, Inc.	21,628	463,921
Unum Group	89,823	4,327,672
Validus Holdings Ltd.	34,539	1,732,131
W.R. Berkley Corp.	41,304	2,752,499
White Mountains Insurance Group Ltd.	1,812	1,578,379
Willis Towers Watson plc	51,861	7,699,803
XL Group Ltd.	111,150	4,552,704
		299,284,861

Materials 3.3%
A. Schulman, Inc.	10,443	317,467
AdvanSix, Inc. *	11,597	370,292
Air Products & Chemicals, Inc.	86,956	12,640,794
AK Steel Holding Corp. *	124,028	694,557
Albemarle Corp.	42,128	4,897,801
Alcoa Corp. *	56,822	2,493,349
Allegheny Technologies, Inc. *	55,108	1,147,900
AptarGroup, Inc.	24,010	2,007,476
Ashland Global Holdings, Inc.	27,772	1,723,253
Avery Dennison Corp.	34,924	3,291,936
Axalta Coating Systems Ltd. *	89,616	2,645,464
Balchem Corp.	13,720	1,028,451
Ball Corp.	151,288	6,050,007
Bemis Co., Inc.	39,524	1,684,118
Berry Global Group, Inc. *	46,807	2,632,426
Boise Cascade Co. *	13,852	415,560
Cabot Corp.	24,010	1,264,847
Calgon Carbon Corp.	20,650	251,930
Carpenter Technology Corp.	17,701	717,422
Celanese Corp., Series A	55,264	5,361,713
Century Aluminum Co. *	39,095	763,134
CF Industries Holdings, Inc.	93,419	2,708,217
Chase Corp.	5,303	495,831
Clearwater Paper Corp. *	10,290	478,485
Security	Number of Shares	Value ($)
Cleveland-Cliffs, Inc. *	97,044	811,288
Coeur Mining, Inc. *	96,117	841,024
Commercial Metals Co.	44,590	842,305
Compass Minerals International, Inc. (a)	13,720	916,496
Crown Holdings, Inc. *	55,174	3,256,921
Deltic Timber Corp.	3,658	285,470
Domtar Corp.	27,440	1,109,674
E.I. du Pont de Nemours & Co.	347,451	29,161,562
Eagle Materials, Inc.	17,732	1,724,437
Eastman Chemical Co.	58,310	5,026,322
Ecolab, Inc.	103,683	13,820,944
Ferro Corp. *	31,147	600,203
Flotek Industries, Inc. *	14,232	73,722
FMC Corp.	51,497	4,440,071
Freeport-McMoRan, Inc. *	528,839	7,816,240
GCP Applied Technologies, Inc. *	28,111	794,136
Graphic Packaging Holding Co.	123,599	1,612,967
Greif, Inc., Class A	11,292	682,601
H.B. Fuller Co.	17,392	872,905
Hawkins, Inc.	8,896	317,142
Haynes International, Inc.	6,860	209,573
Hecla Mining Co.	169,812	896,607
Huntsman Corp.	76,248	2,025,909
Ingevity Corp. *	15,375	968,164
Innophos Holdings, Inc.	10,290	469,841
Innospec, Inc.	11,961	663,836
International Flavors & Fragrances, Inc.	30,870	4,224,560
International Paper Co.	165,448	8,912,684
Kaiser Aluminum Corp.	6,860	660,755
KapStone Paper & Packaging Corp.	39,047	873,481
Koppers Holdings, Inc. *	14,248	558,522
Kraton Corp. *	10,588	347,604
Louisiana-Pacific Corp. *	51,450	1,310,946
LyondellBasell Industries N.V., Class A	129,223	11,706,312
Martin Marietta Materials, Inc.	25,086	5,317,981
Materion Corp.	6,966	266,101
McEwen Mining, Inc. *(a)	120,445	309,544
Mercer International, Inc.	35,540	392,717
Minerals Technologies, Inc.	13,748	879,872
Monsanto Co.	178,406	20,909,183
Neenah Paper, Inc.	3,883	299,962
NewMarket Corp.	3,556	1,488,222
Newmont Mining Corp.	210,258	8,061,292
Nucor Corp.	124,746	6,874,752
Olin Corp.	76,701	2,472,073
Owens-Illinois, Inc. *	64,266	1,583,514
P.H. Glatfelter Co.	14,164	245,320
Packaging Corp. of America	37,730	4,241,229
Platform Specialty Products Corp. *	105,160	1,228,269
PolyOne Corp.	34,300	1,239,602
PPG Industries, Inc.	104,244	10,874,734
Praxair, Inc.	113,560	14,937,682
Quaker Chemical Corp.	6,860	955,049
Rayonier Advanced Materials, Inc.	29,024	398,209
Reliance Steel & Aluminum Co.	27,487	1,990,609
Royal Gold, Inc.	24,025	2,241,052
RPM International, Inc.	51,450	2,519,507
Schnitzer Steel Industries, Inc., Class A	24,948	671,101
Schweitzer-Mauduit International, Inc.	13,720	520,400
Sealed Air Corp.	82,474	3,660,196
Sensient Technologies Corp.	20,580	1,484,847
Silgan Holdings, Inc.	34,502	1,038,165
Sonoco Products Co.	37,730	1,820,850
Steel Dynamics, Inc.	97,976	3,375,273
Stepan Co.	6,860	530,690
Summit Materials, Inc., Class A *	58,687	1,733,614
The Chemours Co.	78,242	3,839,335
The Dow Chemical Co.	450,613	30,033,356

9
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Mosaic Co.	139,637	2,789,947
The Scotts Miracle-Gro Co., Class A	17,150	1,639,369
The Sherwin-Williams Co.	31,777	10,780,983
TimkenSteel Corp. *	25,915	384,319
Trinseo S.A.	14,684	982,360
Tronox Ltd., Class A	48,312	999,575
United States Steel Corp.	75,526	2,009,747
US Concrete, Inc. *	7,628	610,621
Valvoline, Inc.	77,507	1,650,124
Vulcan Materials Co.	51,823	6,284,057
W.R. Grace & Co.	28,111	2,009,374
Westlake Chemical Corp.	14,014	1,077,817
WestRock Co.	96,243	5,477,189
Worthington Industries, Inc.	12,794	639,188
		340,686,626

Media 3.0%
AMC Entertainment Holdings, Inc., Class A (a)	14,556	195,050
AMC Networks, Inc., Class A *	24,010	1,459,328
Cable One, Inc.	1,612	1,223,089
CBS Corp., Class B Non-Voting Shares	152,552	9,772,481
Charter Communications, Inc., Class A *	87,043	34,690,117
Cinemark Holdings, Inc.	52,841	1,759,077
Comcast Corp., Class A	1,885,565	76,572,795
Discovery Communications, Inc., Class A *	55,310	1,228,435
Discovery Communications, Inc., Class C *	86,977	1,827,387
DISH Network Corp., Class A *	86,398	4,949,741
Gannett Co., Inc.	42,327	359,356
Gray Television, Inc. *	46,722	668,125
John Wiley & Sons, Inc., Class A	17,550	946,823
Liberty Broadband Corp., Class A *	8,120	823,612
Liberty Broadband Corp., Class C *	28,426	2,886,092
Liberty Global plc LiLAC, Class A *	24,915	648,039
Liberty Global plc LiLAC, Class C *	47,397	1,222,369
Liberty Global plc, Class A *	104,395	3,549,430
Liberty Global plc, Series C *	252,639	8,344,666
Liberty Media Corp. - Liberty Braves, Class C *	14,015	342,947
Liberty Media Corp. - Liberty Formula One, Class A *	6,895	261,527
Liberty Media Corp. - Liberty Formula One, Class C *	49,831	1,958,358
Liberty Media Corp. - Liberty SiriusXM, Class A *	39,571	1,768,824
Liberty Media Corp. - Liberty SiriusXM, Class C *	73,040	3,258,314
Lions Gate Entertainment Corp., Class A *	21,772	647,282
Lions Gate Entertainment Corp., Class B *	41,448	1,163,445
Live Nation Entertainment, Inc. *	51,541	2,059,578
Meredith Corp.	17,150	932,103
MSG Networks, Inc., Class A *	21,033	451,158
New Media Investment Group, Inc.	22,412	309,062
News Corp., Class A	185,940	2,486,018
News Corp., Class B	43,636	597,813
Nexstar Media Group, Inc., Class A	18,837	1,133,987
Omnicom Group, Inc.	96,238	6,965,706
Regal Entertainment Group, Class A	30,870	455,950
Scholastic Corp.	11,370	448,319
Scripps Networks Interactive, Inc., Class A	38,616	3,307,460
Sinclair Broadcast Group, Inc., Class A	25,161	761,120
Security	Number of Shares	Value ($)
Sirius XM Holdings, Inc. (a)	674,579	3,878,829
TEGNA, Inc.	86,092	1,086,481
The E.W. Scripps Co., Class A *	28,563	510,706
The Interpublic Group of Cos., Inc.	164,675	3,316,555
The Madison Square Garden Co., Class A *	7,011	1,489,908
The New York Times Co., Class A	61,740	1,151,451
The Walt Disney Co.	581,726	58,870,671
Time Warner, Inc.	310,446	31,386,091
Tribune Media Co., Class A	29,072	1,164,915
Twenty-First Century Fox, Inc., Class A	419,286	11,568,101
Twenty-First Century Fox, Inc., Class B	190,306	5,157,293
Viacom, Inc., Class B	145,559	4,162,987
World Wrestling Entertainment, Inc., Class A	19,020	414,636
		306,593,607

Pharmaceuticals, Biotechnology & Life Sciences 8.5%
AbbVie, Inc.	639,343	48,142,528
ACADIA Pharmaceuticals, Inc. *	35,050	1,248,130
Accelerate Diagnostics, Inc. *(a)	10,485	241,155
Acceleron Pharma, Inc. *	10,390	402,716
Acorda Therapeutics, Inc. *	20,672	429,978
Aduro Biotech, Inc. *	31,183	378,873
Aerie Pharmaceuticals, Inc. *	11,613	666,006
Agilent Technologies, Inc.	130,340	8,435,605
Agios Pharmaceuticals, Inc. *	14,592	923,090
Akorn, Inc. *	34,690	1,141,301
Alder Biopharmaceuticals, Inc. *	24,515	240,247
Alexion Pharmaceuticals, Inc. *	89,784	12,786,139
Alkermes plc *	63,922	3,245,959
Allergan plc	134,347	30,829,950
Alnylam Pharmaceuticals, Inc. *	34,793	2,982,804
Amgen, Inc.	295,659	52,559,300
Amicus Therapeutics, Inc. *	51,965	724,392
Amphastar Pharmaceuticals, Inc. *	24,009	384,384
Arena Pharmaceuticals, Inc. *	21,561	499,784
Array BioPharma, Inc. *	60,404	584,711
Avexis, Inc. *	8,224	767,710
Bio-Rad Laboratories, Inc., Class A *	8,860	1,929,885
Bio-Techne Corp.	13,720	1,698,262
Biogen, Inc. *	84,820	26,850,619
BioMarin Pharmaceutical, Inc. *	73,748	6,651,332
Bioverativ, Inc. *	43,113	2,444,076
Bluebird Bio, Inc. *	15,448	1,928,683
Blueprint Medicines Corp. *	15,548	843,013
Bristol-Myers Squibb Co.	656,007	39,675,303
Bruker Corp.	41,623	1,210,813
Cambrex Corp. *	20,117	1,048,096
Catalent, Inc. *	49,434	2,041,130
Celgene Corp. *	317,016	44,043,033
Celldex Therapeutics, Inc. *	101,592	249,916
Charles River Laboratories International, Inc. *	17,444	1,897,907
Clovis Oncology, Inc. *	17,135	1,303,459
Coherus Biosciences, Inc. *	11,688	168,892
Corcept Therapeutics, Inc. *	36,062	601,154
Cytokinetics, Inc. *	35,630	529,105
Depomed, Inc. *	20,956	127,412
Dermira, Inc. *	8,400	198,156
Eagle Pharmaceuticals, Inc. *	4,264	232,644
Eli Lilly & Co.	385,437	31,332,174
Emergent BioSolutions, Inc. *	17,245	643,756
Endo International plc *	104,370	917,412
Esperion Therapeutics, Inc. *	13,912	687,531
Exact Sciences Corp. *	43,744	1,832,436
Exelixis, Inc. *	97,582	2,853,298

10
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
FibroGen, Inc. *	24,284	1,170,489
Genomic Health, Inc. *	15,412	488,560
Gilead Sciences, Inc.	519,669	43,501,492
Global Blood Therapeutics, Inc. *	14,180	431,072
Halozyme Therapeutics, Inc. *	51,405	668,779
Horizon Pharma plc *	66,612	911,252
Illumina, Inc. *	59,012	12,065,594
Impax Laboratories, Inc. *	23,590	510,723
INC Research Holdings, Inc., Class A *	28,061	1,647,181
Incyte Corp. *	70,883	9,740,033
Innoviva, Inc. *	48,232	677,177
Inovio Pharmaceuticals, Inc. *	50,518	300,077
Insmed, Inc. *	42,456	527,304
Intercept Pharmaceuticals, Inc. *	6,899	804,492
Intersect ENT, Inc. *	10,281	317,683
Ionis Pharmaceuticals, Inc. *	54,391	2,916,445
Iovance Biotherapeutics, Inc. *	37,772	217,189
Ironwood Pharmaceuticals, Inc. *	73,757	1,176,424
Jazz Pharmaceuticals plc *	23,459	3,503,836
Johnson & Johnson	1,078,163	142,716,436
Juno Therapeutics, Inc. *	29,212	1,205,579
Keryx Biopharmaceuticals, Inc. *(a)	86,500	623,665
Kite Pharma, Inc. *	21,094	3,754,521
Lannett Co., Inc. *(a)	10,973	192,576
Lexicon Pharmaceuticals, Inc. *	14,974	226,706
Ligand Pharmaceuticals, Inc., Class B *	7,788	1,003,640
Loxo Oncology, Inc. *	11,135	928,659
Luminex Corp.	17,150	331,509
MacroGenics, Inc. *	27,021	510,967
Mallinckrodt plc *	42,219	1,734,357
Merck & Co., Inc.	1,099,339	70,203,789
Mettler-Toledo International, Inc. *	10,537	6,375,833
MiMedx Group, Inc. *	62,134	1,010,920
Momenta Pharmaceuticals, Inc. *	29,896	503,748
Mylan N.V. *	188,163	5,923,371
Myriad Genetics, Inc. *	26,683	813,565
Nektar Therapeutics *	54,042	1,136,503
Neurocrine Biosciences, Inc. *	36,302	2,054,693
Omeros Corp. *(a)	39,357	805,638
OPKO Health, Inc. *(a)	149,300	955,520
Otonomy, Inc. *	24,309	87,512
Pacira Pharmaceuticals, Inc. *	22,860	870,966
PAREXEL International Corp. *	24,010	2,110,239
PerkinElmer, Inc.	48,717	3,263,552
Perrigo Co., plc	55,504	4,382,596
Pfizer, Inc.	2,398,962	81,372,791
Phibro Animal Health Corp., Class A	11,092	393,766
Portola Pharmaceuticals, Inc. *	24,284	1,540,820
PRA Health Sciences, Inc. *	17,864	1,382,674
Prestige Brands Holdings, Inc. *	24,417	1,238,186
Prothena Corp. plc *	15,548	955,269
PTC Therapeutics, Inc. *	30,124	625,073
Puma Biotechnology, Inc. *	11,684	1,080,770
Quintiles IMS Holdings, Inc. *	57,587	5,530,080
Regeneron Pharmaceuticals, Inc. *	30,917	15,362,657
Repligen Corp. *	18,740	818,376
Retrophin, Inc. *	16,448	401,331
Revance Therapeutics, Inc. *	20,215	496,278
Sage Therapeutics, Inc. *	12,175	1,001,394
Sarepta Therapeutics, Inc. *	20,712	834,486
SciClone Pharmaceuticals, Inc. *	32,012	352,132
Seattle Genetics, Inc. *	41,879	2,199,904
Spark Therapeutics, Inc. *	15,136	1,246,147
Supernus Pharmaceuticals, Inc. *	18,920	866,536
Synergy Pharmaceuticals, Inc. *(a)	91,038	271,293
TESARO, Inc. *	12,890	1,664,615
The Medicines Co. *	32,591	1,195,764
TherapeuticsMD, Inc. *(a)	52,820	316,920
Security	Number of Shares	Value ($)
Theravance Biopharma, Inc. *(a)	19,470	636,085
Thermo Fisher Scientific, Inc.	156,165	29,224,718
Ultragenyx Pharmaceutical, Inc. *	17,281	986,054
United Therapeutics Corp. *	17,362	2,270,950
Vanda Pharmaceuticals, Inc. *	27,496	472,931
Vertex Pharmaceuticals, Inc. *	97,742	15,691,501
VWR Corp. *	27,976	923,768
Waters Corp. *	31,012	5,690,082
Xencor, Inc. *	21,122	456,658
ZIOPHARM Oncology, Inc. *(a)	79,436	507,596
Zoetis, Inc.	196,867	12,343,561
		867,208,287

Real Estate 4.1%
Acadia Realty Trust	27,581	791,299
Agree Realty Corp.	13,956	699,475
Alexander & Baldwin, Inc.	17,150	744,310
Alexander's, Inc.	1,299	543,878
Alexandria Real Estate Equities, Inc.	38,032	4,613,662
Altisource Residential Corp.	39,657	480,246
American Assets Trust, Inc.	28,155	1,143,656
American Campus Communities, Inc.	52,520	2,499,427
American Homes 4 Rent, Class A	84,027	1,862,038
American Tower Corp.	169,371	25,075,377
Apartment Investment & Management Co., Class A	66,221	3,001,798
Apple Hospitality REIT, Inc.	62,552	1,137,195
Ashford Hospitality Prime, Inc.	28,596	275,094
AvalonBay Communities, Inc.	55,043	10,333,222
Boston Properties, Inc.	62,255	7,507,953
Brandywine Realty Trust	58,310	1,001,766
Brixmor Property Group, Inc.	107,123	2,005,343
Camden Property Trust	35,729	3,197,031
CareTrust REIT, Inc.	43,119	831,766
CBL & Associates Properties, Inc.	90,678	725,424
CBRE Group, Inc., Class A *	113,407	4,091,725
Cedar Realty Trust, Inc.	28,479	143,534
Chatham Lodging Trust	18,020	365,446
Chesapeake Lodging Trust	24,866	636,321
Colony NorthStar, Inc., Class A	226,224	2,965,797
Columbia Property Trust, Inc.	69,908	1,468,068
CoreCivic, Inc.	46,935	1,257,858
CoreSite Realty Corp.	12,551	1,490,557
Corporate Office Properties Trust	42,256	1,409,660
Cousins Properties, Inc.	177,323	1,657,970
Crown Castle International Corp.	159,336	17,278,396
CubeSmart	69,596	1,715,541
CyrusOne, Inc.	27,717	1,747,003
DCT Industrial Trust, Inc.	36,774	2,145,763
DDR Corp.	170,711	1,652,482
DiamondRock Hospitality Co.	72,068	792,027
Digital Realty Trust, Inc.	62,383	7,382,404
Douglas Emmett, Inc.	61,800	2,407,728
Duke Realty Corp.	138,347	4,111,673
DuPont Fabros Technology, Inc.	35,045	2,255,496
EastGroup Properties, Inc.	13,720	1,219,159
Education Realty Trust, Inc.	29,128	1,125,506
Empire State Realty Trust, Inc., Class A	52,851	1,075,518
EPR Properties	22,384	1,559,269
Equinix, Inc.	31,196	14,612,518
Equity Commonwealth *	45,309	1,401,860
Equity LifeStyle Properties, Inc.	34,300	3,057,845
Equity Residential	148,761	9,989,301
Essex Property Trust, Inc.	26,207	6,970,276
Extra Space Storage, Inc.	52,964	4,111,595
Federal Realty Investment Trust	28,979	3,678,304
FelCor Lodging Trust, Inc.	48,020	350,546

11
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
First Industrial Realty Trust, Inc.	48,656	1,507,363
Forest City Realty Trust, Inc., Class A	80,092	1,919,004
Four Corners Property Trust, Inc.	25,226	640,993
Franklin Street Properties Corp.	56,552	563,823
Gaming & Leisure Properties, Inc.	75,412	2,955,396
Getty Realty Corp.	11,985	330,307
GGP, Inc.	247,576	5,137,202
Global Net Lease, Inc.	24,367	527,789
Government Properties Income Trust	27,828	516,209
Gramercy Property Trust	55,156	1,680,052
HCP, Inc.	192,168	5,728,528
Healthcare Realty Trust, Inc.	45,648	1,519,165
Healthcare Trust of America, Inc., Class A	68,819	2,138,206
Hersha Hospitality Trust	24,225	449,132
HFF, Inc., Class A	17,150	653,929
Highwoods Properties, Inc.	37,966	1,982,964
Hospitality Properties Trust	55,946	1,530,683
Host Hotels & Resorts, Inc.	278,910	5,053,849
Hudson Pacific Properties, Inc.	62,882	2,075,106
InfraREIT, Inc.	16,212	364,608
Investors Real Estate Trust	80,508	505,590
Invitation Homes, Inc.	59,429	1,375,187
Iron Mountain, Inc.	105,471	4,157,667
iStar, Inc. *	27,464	318,857
JBG SMITH Properties *	35,903	1,175,105
Jones Lang LaSalle, Inc.	17,150	2,090,756
Kennedy-Wilson Holdings, Inc.	36,404	702,597
Kilroy Realty Corp.	38,400	2,658,432
Kimco Realty Corp.	176,684	3,466,540
Kite Realty Group Trust	24,848	499,942
Lamar Advertising Co., Class A	31,562	2,100,767
LaSalle Hotel Properties	55,697	1,580,681
Lexington Realty Trust	68,614	676,534
Liberty Property Trust	55,128	2,348,453
Life Storage, Inc.	18,675	1,374,293
LTC Properties, Inc.	14,492	704,746
Mack-Cali Realty Corp.	32,068	734,037
Medical Properties Trust, Inc.	138,862	1,827,424
Mid-America Apartment Communities, Inc.	43,434	4,623,984
Monmouth Real Estate Investment Corp., Class A	24,908	404,755
Monogram Residential Trust, Inc.	100,232	1,202,784
National Health Investors, Inc.	15,763	1,263,877
National Retail Properties, Inc.	55,268	2,311,860
National Storage Affiliates Trust	24,009	535,881
New Senior Investment Group, Inc.	65,272	602,461
NorthStar Realty Europe Corp.	21,610	268,612
Omega Healthcare Investors, Inc.	83,194	2,651,393
One Liberty Properties, Inc.	10,388	249,416
Outfront Media, Inc.	50,270	1,105,940
Paramount Group, Inc.	55,522	876,137
Park Hotels & Resorts, Inc.	65,686	1,753,159
Parkway, Inc.	21,854	501,768
Pebblebrook Hotel Trust	28,558	959,263
Physicians Realty Trust	82,256	1,540,655
Piedmont Office Realty Trust, Inc., Class A	68,600	1,389,150
Potlatch Corp.	17,150	819,770
Prologis, Inc.	213,982	13,557,900
PS Business Parks, Inc.	7,138	964,415
Public Storage	60,197	12,360,852
QTS Realty Trust, Inc., Class A	21,533	1,166,658
Quality Care Properties, Inc. *	43,036	590,454
Ramco-Gershenson Properties Trust	29,896	393,132
Rayonier, Inc.	48,020	1,393,060
RE/MAX Holdings, Inc., Class A	8,224	503,720
Security	Number of Shares	Value ($)
Realogy Holdings Corp.	57,104	1,935,826
Realty Income Corp.	108,373	6,237,950
Regency Centers Corp.	67,157	4,319,538
Retail Opportunity Investments Corp.	31,644	627,817
Retail Properties of America, Inc., Class A	89,660	1,195,168
Rexford Industrial Realty, Inc.	31,176	936,839
RLJ Lodging Trust	52,503	1,059,511
Ryman Hospitality Properties, Inc.	17,899	1,063,559
Sabra Health Care REIT, Inc.	51,843	1,132,770
Saul Centers, Inc.	3,785	229,371
SBA Communications Corp. *	48,301	7,416,619
Select Income REIT	24,284	563,632
Senior Housing Properties Trust	97,013	1,913,096
Seritage Growth Properties, Class A (a)	10,564	507,706
Simon Property Group, Inc.	126,886	19,902,069
SL Green Realty Corp.	38,677	3,727,689
Spirit Realty Capital, Inc.	188,770	1,642,299
STAG Industrial, Inc.	27,504	769,837
Starwood Waypoint Homes	54,352	2,023,525
STORE Capital Corp.	76,402	1,939,083
Summit Hotel Properties, Inc.	35,180	522,071
Sun Communities, Inc.	28,713	2,593,071
Sunstone Hotel Investors, Inc.	72,406	1,144,015
Tanger Factory Outlet Centers, Inc.	34,505	807,417
Taubman Centers, Inc.	24,010	1,254,282
Terreno Realty Corp.	18,920	685,850
The GEO Group, Inc.	46,218	1,277,466
The Howard Hughes Corp. *	16,293	1,911,984
The Macerich Co.	51,450	2,715,016
The St. Joe Co. *	37,730	711,210
Tier REIT, Inc.	36,570	673,254
UDR, Inc.	104,972	4,075,013
Uniti Group, Inc.	62,915	1,211,743
Universal Health Realty Income Trust	6,860	519,371
Urban Edge Properties	42,684	1,073,503
Urstadt Biddle Properties, Inc., Class A	11,688	241,708
Ventas, Inc.	142,212	9,732,989
VEREIT, Inc.	389,094	3,283,953
Vornado Realty Trust	72,070	5,368,494
Washington Real Estate Investment Trust	24,010	788,969
Weingarten Realty Investors	48,020	1,538,561
Welltower, Inc.	148,764	10,892,500
Weyerhaeuser Co.	294,879	9,616,004
WP Carey, Inc.	41,946	2,887,982
Xenia Hotels & Resorts, Inc.	42,514	848,579
		419,678,987

Retailing 4.9%
Aaron's, Inc.	30,870	1,366,615
Abercrombie & Fitch Co., Class A	42,140	536,864
Advance Auto Parts, Inc.	29,654	2,903,127
Amazon.com, Inc. *	158,459	155,384,895
American Eagle Outfitters, Inc.	72,811	870,091
Asbury Automotive Group, Inc. *	10,616	571,672
AutoNation, Inc. *(a)	32,062	1,454,653
AutoZone, Inc. *	11,210	5,923,812
Bed Bath & Beyond, Inc.	63,514	1,752,351
Best Buy Co., Inc.	109,482	5,940,493
Big Lots, Inc.	24,138	1,148,969
Burlington Stores, Inc. *	29,570	2,576,434
Cabela's, Inc. *	27,038	1,451,941
Caleres, Inc.	20,592	555,572
Camping World Holdings, Inc., Class A	16,712	614,166
CarMax, Inc. *	77,586	5,209,900
Core-Mark Holding Co., Inc.	22,548	610,149
Dick's Sporting Goods, Inc.	34,700	914,692

12
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Dillard's, Inc., Class A (a)	16,672	1,013,658
Dollar General Corp.	100,768	7,311,726
Dollar Tree, Inc. *	97,951	7,800,818
Expedia, Inc.	49,395	7,328,242
Five Below, Inc. *	24,463	1,163,705
Foot Locker, Inc.	52,065	1,834,250
Francesca's Holdings Corp. *	7,560	54,886
Fred's, Inc., Class A (a)	13,733	81,299
FTD Cos., Inc. *	13,856	185,532
GameStop Corp., Class A	44,978	832,093
Genuine Parts Co.	58,310	4,829,817
Group 1 Automotive, Inc.	10,290	617,606
Guess?, Inc.	42,636	664,269
Haverty Furniture Cos., Inc.	17,139	401,910
Kohl's Corp.	70,084	2,787,942
L Brands, Inc.	98,064	3,551,878
Liberty Expedia Holdings, Inc., Class A *	20,840	1,139,740
Liberty Interactive Corp. QVC Group, Class A *	176,113	3,895,620
Liberty TripAdvisor Holdings, Inc., Class A *	44,539	594,596
Liberty Ventures, Series A *	31,260	1,924,366
Lithia Motors, Inc., Class A	10,748	1,160,784
LKQ Corp. *	122,169	4,233,156
Lowe's Cos., Inc.	338,781	25,032,528
Lumber Liquidators Holdings, Inc. *	6,106	229,158
Macy's, Inc.	115,430	2,397,481
Monro, Inc.	10,500	500,850
Murphy USA, Inc. *	17,424	1,123,151
Netflix, Inc. *	174,035	30,405,655
Nordstrom, Inc. (a)	46,462	2,073,134
Nutrisystem, Inc.	14,456	784,961
O'Reilly Automotive, Inc. *	35,956	7,052,050
Office Depot, Inc.	226,542	971,865
Ollie's Bargain Outlet Holdings, Inc. *	18,040	754,974
Penske Automotive Group, Inc.	14,074	596,175
Pool Corp.	14,904	1,485,780
Rent-A-Center, Inc. (a)	39,333	475,929
RH *(a)	14,948	699,417
Ross Stores, Inc.	156,021	9,119,427
Sally Beauty Holdings, Inc. *	58,310	1,083,983
Select Comfort Corp. *	18,240	538,627
Shutterfly, Inc. *	18,080	824,086
Signet Jewelers Ltd.	29,716	1,874,188
Sonic Automotive, Inc., Class A	17,160	310,596
Staples, Inc.	247,243	2,525,587
Tailored Brands, Inc. (a)	36,380	430,012
Target Corp.	223,480	12,186,364
The Children's Place, Inc.	7,296	774,470
The Finish Line, Inc., Class A	26,216	218,379
The Gap, Inc.	100,468	2,373,054
The Home Depot, Inc.	476,644	71,434,636
The Michaels Cos., Inc. *	47,048	1,056,228
The Priceline Group, Inc. *	19,644	36,382,259
The TJX Cos., Inc.	259,653	18,772,912
Tiffany & Co.	44,637	4,079,822
Tile Shop Holdings, Inc.	25,121	378,071
Tractor Supply Co.	56,124	3,339,939
TripAdvisor, Inc. *	49,062	2,096,419
Ulta Salon, Cosmetics & Fragrance, Inc. *	24,010	5,306,450
Wayfair, Inc., Class A *	19,198	1,363,250
Williams-Sonoma, Inc.	31,264	1,438,144
		495,684,300

Semiconductors & Semiconductor Equipment 3.4%
Advanced Energy Industries, Inc. *	18,799	1,382,478
Advanced Micro Devices, Inc. *	300,567	3,907,371
Security	Number of Shares	Value ($)
Amkor Technology, Inc. *	51,710	454,014
Analog Devices, Inc.	145,840	12,202,433
Applied Materials, Inc.	435,891	19,667,402
Broadcom Ltd.	159,854	40,294,398
Brooks Automation, Inc.	27,440	715,361
Cabot Microelectronics Corp.	10,290	736,970
Cavium, Inc. *	24,761	1,567,619
CEVA, Inc. *	3,944	159,929
Cirrus Logic, Inc. *	27,541	1,596,827
Cree, Inc. *	41,744	1,015,632
Cypress Semiconductor Corp.	120,798	1,653,725
Diodes, Inc. *	13,720	386,081
Entegris, Inc. *	51,450	1,309,402
First Solar, Inc. *	32,140	1,509,294
FormFactor, Inc. *	52,263	789,171
Inphi Corp. *	15,456	591,810
Integrated Device Technology, Inc. *	52,014	1,285,266
Intel Corp.	1,887,829	66,206,163
KLA-Tencor Corp.	64,321	6,026,234
Kulicke & Soffa Industries, Inc. *	30,870	587,456
Lam Research Corp.	66,347	11,012,275
Lattice Semiconductor Corp. *	41,884	236,645
MACOM Technology Solutions Holdings, Inc. *	15,131	689,066
Marvell Technology Group Ltd.	172,756	3,094,060
Maxim Integrated Products, Inc.	109,854	5,125,788
MaxLinear, Inc., Class A *	22,922	495,115
Microchip Technology, Inc.	93,798	8,141,666
Micron Technology, Inc. *	418,258	13,371,708
Microsemi Corp. *	44,736	2,253,800
MKS Instruments, Inc.	20,580	1,694,763
Monolithic Power Systems, Inc.	15,973	1,618,384
Nanometrics, Inc. *	19,525	503,550
NVIDIA Corp.	236,770	40,118,309
ON Semiconductor Corp. *	164,640	2,812,051
Photronics, Inc. *	42,668	337,077
Power Integrations, Inc.	14,848	1,081,677
Qorvo, Inc. *	49,464	3,621,754
QUALCOMM, Inc.	598,076	31,261,433
Rambus, Inc. *	41,160	533,845
Rudolph Technologies, Inc. *	11,646	258,541
Semtech Corp. *	30,883	1,161,201
Silicon Laboratories, Inc. *	17,150	1,301,685
Skyworks Solutions, Inc.	72,030	7,589,081
SolarEdge Technologies, Inc. *	25,409	679,691
Synaptics, Inc. *	13,720	570,340
Teradyne, Inc.	72,703	2,588,954
Texas Instruments, Inc.	398,225	32,980,994
Veeco Instruments, Inc. *	21,683	409,809
Versum Materials, Inc.	41,686	1,539,464
Xilinx, Inc.	100,578	6,644,183
Xperi Corp.	20,580	560,805
		348,332,750

Software & Services 13.3%
2U, Inc. *	18,840	943,884
8x8, Inc. *	28,536	403,784
Accenture plc, Class A	247,942	32,420,896
ACI Worldwide, Inc. *	41,730	949,775
Activision Blizzard, Inc.	276,671	18,138,551
Acxiom Corp. *	34,300	798,847
Adobe Systems, Inc. *	196,514	30,491,112
Akamai Technologies, Inc. *	68,600	3,234,490
Alliance Data Systems Corp.	21,896	4,937,548
Alphabet, Inc., Class A *	119,020	113,692,665
Alphabet, Inc., Class C *	119,170	111,939,956
Amdocs Ltd.	58,898	3,816,001

13
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
ANSYS, Inc. *	34,447	4,437,463
Aspen Technology, Inc. *	34,453	2,179,152
Autodesk, Inc. *	77,689	8,892,283
Automatic Data Processing, Inc.	177,094	18,855,198
Barracuda Networks, Inc. *	14,256	345,138
Benefitfocus, Inc. *	10,761	331,977
Black Knight Financial Services, Inc., Class A *	11,092	472,519
Blackbaud, Inc.	17,334	1,463,163
Blackhawk Network Holdings, Inc. *	18,625	834,400
Blucora, Inc. *	28,412	647,794
Booz Allen Hamilton Holding Corp.	54,965	1,874,856
Bottomline Technologies (DE), Inc. *	17,150	519,817
Box, Inc., Class A *	31,683	621,620
Broadridge Financial Solutions, Inc.	48,041	3,753,443
BroadSoft, Inc. *	17,630	873,566
CA, Inc.	138,807	4,605,616
CACI International, Inc., Class A *	10,290	1,335,642
Cadence Design Systems, Inc. *	114,006	4,479,296
Callidus Software, Inc. *	22,246	572,835
Cardtronics plc, Class A *	17,150	445,557
Cars.com, Inc. *	28,590	739,337
Cass Information Systems, Inc.	3,670	224,677
CDK Global, Inc.	59,390	3,830,655
Citrix Systems, Inc. *	61,887	4,840,182
Cognizant Technology Solutions Corp., Class A	234,212	16,575,183
CommerceHub, Inc., Series A *	4,741	105,108
CommerceHub, Inc., Series C *	10,330	219,306
CommVault Systems, Inc. *	14,181	865,750
Conduent, Inc. *	73,943	1,220,799
Convergys Corp.	48,020	1,128,470
CoreLogic, Inc. *	38,171	1,792,892
Cornerstone OnDemand, Inc. *	15,712	549,606
CoStar Group, Inc. *	13,973	4,004,941
Coupa Software, Inc. *	15,912	484,680
CSG Systems International, Inc.	13,720	531,101
CSRA, Inc.	58,310	1,837,348
Dell Technologies, Inc., Class V *	53,564	4,013,551
DST Systems, Inc.	27,440	1,408,495
DXC Technology Co.	114,959	9,771,515
eBay, Inc. *	402,738	14,550,924
Ebix, Inc.	14,152	816,570
Electronic Arts, Inc. *	123,894	15,053,121
Ellie Mae, Inc. *	11,901	987,545
Envestnet, Inc. *	21,907	973,766
EPAM Systems, Inc. *	18,130	1,474,513
Etsy, Inc. *	42,376	693,695
Euronet Worldwide, Inc. *	20,580	2,022,397
EVERTEC, Inc.	32,992	607,053
ExlService Holdings, Inc. *	10,290	579,121
Facebook, Inc., Class A *	942,097	162,012,421
Fair Isaac Corp.	10,746	1,512,607
Fidelity National Information Services, Inc.	130,629	12,138,047
FireEye, Inc. *	60,279	890,321
First Data Corp., Class A *	70,560	1,299,010
Fiserv, Inc. *	87,200	10,787,512
Five9, Inc. *	29,460	633,390
FleetCor Technologies, Inc. *	38,003	5,463,691
Fortinet, Inc. *	60,528	2,312,170
Gartner, Inc. *	36,457	4,396,350
Genpact Ltd.	63,461	1,805,465
Gigamon, Inc. *	23,026	988,967
Global Payments, Inc.	57,063	5,448,946
GoDaddy, Inc., Class A *	17,545	786,367
Gogo, Inc. *(a)	40,195	563,132
GrubHub, Inc. *	31,524	1,799,705
Security	Number of Shares	Value ($)
GTT Communications, Inc. *	17,620	559,435
Guidewire Software, Inc. *	34,511	2,612,828
Hortonworks, Inc. *	41,636	707,396
HubSpot, Inc. *	12,713	932,499
IAC/InterActiveCorp *	30,870	3,504,054
Imperva, Inc. *	10,754	480,166
International Business Machines Corp.	339,788	48,599,878
Intuit, Inc.	97,783	13,831,405
j2 Global, Inc.	17,271	1,300,161
Jack Henry & Associates, Inc.	34,300	3,535,301
Leidos Holdings, Inc.	54,992	3,207,133
LogMeIn, Inc.	22,367	2,558,785
Manhattan Associates, Inc. *	25,892	1,088,759
ManTech International Corp., Class A	17,295	695,605
MasterCard, Inc., Class A	372,496	49,653,717
Match Group, Inc. *(a)	28,396	617,613
MAXIMUS, Inc.	31,853	1,936,025
Microsoft Corp.	3,085,886	230,731,696
MicroStrategy, Inc., Class A *	3,430	442,470
Monotype Imaging Holdings, Inc.	13,720	250,390
New Relic, Inc. *	10,792	516,937
NIC, Inc.	22,672	370,687
Nuance Communications, Inc. *	107,453	1,726,770
Oracle Corp.	1,192,626	60,024,867
Pandora Media, Inc. *(a)	90,064	761,041
Paychex, Inc.	123,480	7,042,064
Paycom Software, Inc. *	17,168	1,280,904
Paylocity Holding Corp. *	11,192	549,975
PayPal Holdings, Inc. *	448,789	27,681,306
Pegasystems, Inc.	13,964	803,628
Perficient, Inc. *	24,378	446,117
Progress Software Corp.	21,058	707,128
Proofpoint, Inc. *	20,038	1,838,687
PROS Holdings, Inc. *	17,815	469,247
PTC, Inc. *	44,817	2,509,752
Q2 Holdings, Inc. *	13,856	562,554
Qualys, Inc. *	11,378	540,455
Quotient Technology, Inc. *	41,968	629,520
RealPage, Inc. *	25,010	1,077,931
Red Hat, Inc. *	72,030	7,743,225
RingCentral, Inc., Class A *	20,599	872,368
Sabre Corp.	87,394	1,611,545
salesforce.com, Inc. *	268,653	25,653,675
Science Applications International Corp.	14,230	1,051,312
ServiceNow, Inc. *	65,674	7,630,662
Shutterstock, Inc. *	11,592	389,259
Silver Spring Networks, Inc. *	10,772	136,374
Splunk, Inc. *	54,850	3,679,886
SPS Commerce, Inc. *	6,012	366,251
SS&C Technologies Holdings, Inc.	76,008	2,942,270
Stamps.com, Inc. *	5,052	966,195
Sykes Enterprises, Inc. *	14,232	379,425
Symantec Corp.	248,756	7,457,705
Synchronoss Technologies, Inc. *	34,340	576,569
Synopsys, Inc. *	62,587	5,033,247
Tableau Software, Inc., Class A *	22,122	1,603,403
Take-Two Interactive Software, Inc. *	42,266	4,133,192
TeleTech Holdings, Inc.	13,790	547,463
Teradata Corp. *	49,746	1,587,892
The Ultimate Software Group, Inc. *	13,735	2,759,361
The Western Union Co.	200,330	3,790,244
TiVo Corp.	55,042	1,007,269
Total System Services, Inc.	67,889	4,692,488
Travelport Worldwide Ltd.	46,631	705,993
TrueCar, Inc. *	18,660	316,287
Twilio, Inc., Class A *(a)	15,280	447,398
Twitter, Inc. *	243,989	4,125,854
Tyler Technologies, Inc. *	13,720	2,370,816

14
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Unisys Corp. *	36,480	282,720
Vantiv, Inc., Class A *	62,763	4,436,716
Verint Systems, Inc. *	21,739	863,038
VeriSign, Inc. *	36,466	3,783,347
Virtusa Corp. *	17,560	637,779
Visa, Inc., Class A	736,654	76,258,422
VMware, Inc., Class A *	25,472	2,753,523
Web.com Group, Inc. *	21,146	534,994
WebMD Health Corp. *	17,562	1,166,819
WEX, Inc. *	13,867	1,513,444
Workday, Inc., Class A *	49,950	5,479,015
XO Group, Inc. *	24,536	456,860
Yelp, Inc. *	27,704	1,180,190
Zendesk, Inc. *	32,692	895,761
Zillow Group, Inc., Class A *	17,255	688,820
Zillow Group, Inc., Class C *	44,737	1,772,480
Zynga, Inc., Class A *	309,520	1,160,700
		1,359,276,388

Technology Hardware & Equipment 5.8%
3D Systems Corp. *(a)	53,520	672,211
Acacia Communications, Inc. *(a)	9,290	453,631
ADTRAN, Inc.	25,848	571,241
Amphenol Corp., Class A	123,480	9,994,471
Anixter International, Inc. *	10,337	762,871
Apple, Inc.	2,083,433	341,683,012
Arista Networks, Inc. *	16,173	2,848,874
ARRIS International plc *	83,259	2,319,596
Arrow Electronics, Inc. *	38,371	3,047,809
Avnet, Inc.	48,646	1,876,276
AVX Corp.	24,068	419,987
Badger Meter, Inc.	7,832	359,489
Belden, Inc.	20,580	1,586,101
Benchmark Electronics, Inc. *	11,472	372,840
Brocade Communications Systems, Inc.	164,721	2,039,246
CalAmp Corp. *	33,605	623,037
CDW Corp.	66,720	4,231,382
Ciena Corp. *	56,422	1,219,279
Cisco Systems, Inc.	1,997,571	64,341,762
Cognex Corp.	34,300	3,737,671
Coherent, Inc. *	10,290	2,400,863
CommScope Holding Co., Inc. *	86,949	2,874,534
Corning, Inc.	358,188	10,301,487
Cray, Inc. *	12,300	231,855
CTS Corp.	21,484	483,390
Diebold Nixdorf, Inc.	26,792	547,896
Dolby Laboratories, Inc., Class A	17,592	887,692
EchoStar Corp., Class A *	23,132	1,394,860
Electronics For Imaging, Inc. *	17,150	609,854
ePlus, Inc. *	1,552	129,902
Extreme Networks, Inc. *	41,555	474,974
F5 Networks, Inc. *	24,740	2,953,461
Fabrinet *	13,732	533,351
FARO Technologies, Inc. *	10,290	354,491
Finisar Corp. *	43,661	1,054,413
Fitbit, Inc., Class A *	82,880	499,766
FLIR Systems, Inc.	58,310	2,215,780
Harris Corp.	48,412	5,949,835
Hewlett Packard Enterprise Co.	694,850	12,548,991
HP, Inc.	665,645	12,700,507
II-VI, Inc. *	28,316	1,015,129
Infinera Corp. *	95,080	804,377
Insight Enterprises, Inc. *	17,150	687,372
InterDigital, Inc.	11,260	803,401
IPG Photonics Corp. *	14,890	2,617,513
Itron, Inc. *	15,555	1,129,293
Jabil, Inc.	75,460	2,365,671
Security	Number of Shares	Value ($)
Juniper Networks, Inc.	149,297	4,140,006
Keysight Technologies, Inc. *	65,170	2,662,846
Knowles Corp. *	42,356	621,363
Littelfuse, Inc.	8,603	1,601,534
Lumentum Holdings, Inc. *	19,044	1,082,651
Methode Electronics, Inc.	14,332	586,179
Motorola Solutions, Inc.	66,183	5,832,046
MTS Systems Corp.	7,224	349,642
National Instruments Corp.	37,730	1,523,915
NCR Corp. *	48,275	1,763,486
NetApp, Inc.	110,608	4,276,105
NETGEAR, Inc. *	13,720	658,560
NetScout Systems, Inc. *	39,530	1,294,607
Novanta, Inc. *	11,345	443,589
Oclaro, Inc. *(a)	52,805	444,090
OSI Systems, Inc. *	6,907	573,695
Palo Alto Networks, Inc. *	35,165	4,666,044
PC Connection, Inc.	4,067	103,749
Plantronics, Inc.	11,516	490,927
Plexus Corp. *	12,536	652,875
Pure Storage, Inc., Class A *	43,536	648,251
Rogers Corp. *	5,738	680,240
Sanmina Corp. *	27,440	1,027,628
ScanSource, Inc. *	7,436	291,863
Seagate Technology plc	113,863	3,590,100
ShoreTel, Inc. *	28,844	214,888
Super Micro Computer, Inc. *	13,764	366,466
SYNNEX Corp.	11,772	1,408,049
TE Connectivity Ltd.	144,260	11,483,096
Tech Data Corp. *	17,150	1,891,473
Trimble, Inc. *	96,040	3,714,827
TTM Technologies, Inc. *	40,097	570,981
Ubiquiti Networks, Inc. *(a)	10,894	649,173
Universal Display Corp.	19,807	2,517,470
VeriFone Systems, Inc. *	43,220	854,459
ViaSat, Inc. *	27,685	1,761,043
Viavi Solutions, Inc. *	107,397	1,078,266
Vishay Intertechnology, Inc.	52,710	932,967
Western Digital Corp.	114,964	10,147,872
Xerox Corp.	93,388	3,013,631
Zebra Technologies Corp., Class A *	20,580	2,121,592
		594,463,688

Telecommunication Services 2.0%
AT&T, Inc.	2,458,249	92,086,007
ATN International, Inc.	6,860	415,510
CenturyLink, Inc.	216,571	4,270,780
Cincinnati Bell, Inc. *	10,675	224,709
Cogent Communications Holdings, Inc.	15,656	729,570
Consolidated Communications Holdings, Inc.	31,146	574,644
General Communication, Inc., Class A *	24,099	1,039,390
Globalstar, Inc. *(a)	244,213	468,889
Iridium Communications, Inc. *	32,262	358,108
Level 3 Communications, Inc. *	114,299	6,221,295
ORBCOMM, Inc. *	45,939	508,085
Shenandoah Telecommunications Co.	28,128	1,014,014
Sprint Corp. *	237,241	1,957,238
T-Mobile US, Inc. *	116,669	7,549,651
Telephone & Data Systems, Inc.	44,590	1,306,933
United States Cellular Corp. *	6,860	265,345
Verizon Communications, Inc.	1,622,602	77,836,218
Vonage Holdings Corp. *	61,976	514,401
Windstream Holdings, Inc.	145,788	301,781
Zayo Group Holdings, Inc. *	39,357	1,344,829
		198,987,397

15
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Transportation 2.1%
Air Transport Services Group, Inc. *	30,229	694,058
Alaska Air Group, Inc.	49,304	3,681,037
Allegiant Travel Co.	4,172	492,296
AMERCO	1,667	622,141
American Airlines Group, Inc.	200,504	8,970,549
ArcBest Corp.	18,625	553,163
Atlas Air Worldwide Holdings, Inc. *	10,404	694,987
Avis Budget Group, Inc. *	38,416	1,391,812
C.H. Robinson Worldwide, Inc.	55,640	3,929,853
CSX Corp.	363,137	18,229,477
Delta Air Lines, Inc.	291,725	13,766,503
Echo Global Logistics, Inc. *	19,040	289,408
Expeditors International of Washington, Inc.	69,626	3,906,019
FedEx Corp.	99,468	21,323,950
Forward Air Corp.	13,720	713,028
Genesee & Wyoming, Inc., Class A *	24,623	1,688,153
Hawaiian Holdings, Inc. *	21,444	918,875
Heartland Express, Inc.	17,655	391,411
Hertz Global Holdings, Inc. *	56,448	1,227,180
Hub Group, Inc., Class A *	13,848	532,456
J.B. Hunt Transport Services, Inc.	35,038	3,464,908
JetBlue Airways Corp. *	145,577	2,883,880
Kansas City Southern	41,184	4,259,661
Kirby Corp. *	20,580	1,288,308
Knight Transportation, Inc.	29,996	1,171,344
Landstar System, Inc.	15,144	1,413,692
Macquarie Infrastructure Corp.	29,996	2,234,102
Matson, Inc.	14,913	384,755
Norfolk Southern Corp.	114,262	13,770,856
Old Dominion Freight Line, Inc.	29,763	2,973,324
Ryder System, Inc.	20,580	1,597,008
Saia, Inc. *	8,000	452,400
SkyWest, Inc.	14,216	493,295
Southwest Airlines Co.	244,388	12,742,390
Spirit Airlines, Inc. *	27,665	941,993
Swift Transportation Co. *	41,709	1,169,938
Union Pacific Corp.	321,106	33,812,462
United Continental Holdings, Inc. *	113,841	7,053,588
United Parcel Service, Inc., Class B	275,865	31,547,921
Werner Enterprises, Inc.	17,555	581,071
XPO Logistics, Inc. *	31,605	1,934,226
		210,187,478

Utilities 3.3%
AES Corp.	278,768	3,077,599
ALLETE, Inc.	25,046	1,936,807
Alliant Energy Corp.	94,527	4,040,084
Ameren Corp.	98,416	5,903,976
American Electric Power Co., Inc.	193,640	14,257,713
American States Water Co.	13,720	676,396
American Water Works Co., Inc.	70,683	5,718,255
Aqua America, Inc.	75,886	2,534,592
Atmos Energy Corp.	41,218	3,628,833
Avangrid, Inc.	33,133	1,617,553
Avista Corp.	27,440	1,410,416
Black Hills Corp.	28,074	1,975,848
California Water Service Group	17,658	661,292
Calpine Corp. *	147,496	2,168,191
CenterPoint Energy, Inc.	158,339	4,690,001
Chesapeake Utilities Corp.	7,114	565,207
CMS Energy Corp.	113,935	5,530,405
Connecticut Water Service, Inc.	7,114	385,863
Consolidated Edison, Inc.	118,188	9,959,703
Dominion Energy, Inc.	257,023	20,245,702
Security	Number of Shares	Value ($)
DTE Energy Co.	70,442	7,912,045
Duke Energy Corp.	279,765	24,423,485
Dynegy, Inc. *	63,854	601,505
Edison International	128,578	10,309,384
El Paso Electric Co.	17,150	952,683
Entergy Corp.	68,600	5,431,062
Eversource Energy	124,717	7,857,171
Exelon Corp.	371,432	14,066,130
FirstEnergy Corp.	173,036	5,637,513
Great Plains Energy, Inc.	87,618	2,688,996
Hawaiian Electric Industries, Inc.	48,024	1,604,962
IDACORP, Inc.	20,580	1,831,208
MDU Resources Group, Inc.	73,457	1,986,277
MGE Energy, Inc.	13,125	834,750
Middlesex Water Co.	7,132	270,873
National Fuel Gas Co.	30,956	1,794,829
New Jersey Resources Corp.	34,300	1,497,195
NextEra Energy, Inc.	185,950	27,987,335
NiSource, Inc.	125,373	3,368,773
Northwest Natural Gas Co.	13,720	909,636
NorthWestern Corp.	18,742	1,130,517
NRG Energy, Inc.	125,924	3,136,767
NRG Yield, Inc., Class C	34,374	635,919
OGE Energy Corp.	76,308	2,725,722
ONE Gas, Inc.	18,089	1,361,016
Ormat Technologies, Inc.	14,135	811,914
Otter Tail Corp.	24,750	1,034,550
Pattern Energy Group, Inc.	32,581	818,435
PG&E Corp.	200,848	14,135,682
Pinnacle West Capital Corp.	41,160	3,703,165
PNM Resources, Inc.	30,870	1,308,888
Portland General Electric Co.	38,009	1,805,808
PPL Corp.	272,037	10,674,732
Public Service Enterprise Group, Inc.	202,724	9,495,592
SCANA Corp.	54,932	3,316,794
Sempra Energy	102,279	12,061,763
SJW Group	14,585	809,468
South Jersey Industries, Inc.	27,440	984,547
Southwest Gas Holdings, Inc.	17,150	1,363,768
Spire, Inc.	17,590	1,345,635
TerraForm Power, Inc., Class A *	42,256	589,894
The Southern Co.	396,113	19,116,413
UGI Corp.	61,740	3,050,573
Unitil Corp.	10,750	535,995
Vectren Corp.	30,870	2,025,381
Vistra Energy Corp.	110,796	1,961,089
WEC Energy Group, Inc.	128,638	8,389,770
Westar Energy, Inc.	55,738	2,859,917
WGL Holdings, Inc.	20,580	1,734,071
Xcel Energy, Inc.	200,134	9,906,633
		335,780,666
Total Common Stock
(Cost $8,086,231,702)		10,183,237,697

Rights 0.0% of net assets

Media 0.0%
Media General, Inc. CVR *(d)	42,134	—

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(d)	35,613	39,530
Total Rights
(Cost $39,530)		39,530

16
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Other Investment Companies 0.5% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (c)	10,926,846	10,926,846

Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)	36,579,301	36,579,301
Total Other Investment Companies
(Cost $47,506,147)		47,506,147

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	250	30,876,250	218,276
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $35,774,958.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
17
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
Adient plc	38,453	2,717,858
Autoliv, Inc.	37,883	4,114,851
BorgWarner, Inc.	80,163	3,720,365
Delphi Automotive plc	115,077	11,093,423
Ford Motor Co.	1,689,420	18,634,303
General Motors Co.	591,484	21,612,825
Harley-Davidson, Inc.	74,330	3,494,253
Lear Corp.	30,888	4,618,992
Tesla, Inc. *	53,674	19,102,577
The Goodyear Tire & Rubber Co.	110,805	3,357,391
		92,466,838

Banks 6.0%
Bank of America Corp.	4,279,832	102,245,186
BB&T Corp.	345,042	15,902,986
BOK Financial Corp.	12,856	1,034,651
CIT Group, Inc.	62,412	2,799,178
Citigroup, Inc.	1,183,061	80,483,640
Citizens Financial Group, Inc.	217,570	7,208,094
Comerica, Inc.	73,535	5,018,764
Cullen/Frost Bankers, Inc.	21,493	1,809,711
East West Bancorp, Inc.	60,904	3,372,254
Fifth Third Bancorp	324,097	8,468,655
First Republic Bank	67,510	6,551,846
Huntington Bancshares, Inc.	475,050	5,980,880
JPMorgan Chase & Co.	1,525,370	138,640,879
KeyCorp	457,568	7,874,745
M&T Bank Corp.	64,743	9,572,900
New York Community Bancorp, Inc.	207,405	2,499,230
People's United Financial, Inc.	153,890	2,569,963
Regions Financial Corp.	517,085	7,296,069
Signature Bank *	21,048	2,701,300
SunTrust Banks, Inc.	210,547	11,601,140
SVB Financial Group *	24,086	4,078,723
TFS Financial Corp.	27,288	419,689
The PNC Financial Services Group, Inc.	208,449	26,141,589
U.S. Bancorp	674,031	34,544,089
Wells Fargo & Co.	1,931,898	98,662,031
Zions Bancorp	89,988	3,928,876
		591,407,068

Capital Goods 7.4%
3M Co.	256,269	52,360,882
A.O. Smith Corp.	60,804	3,386,175
Acuity Brands, Inc.	18,390	3,251,168
AGCO Corp.	26,890	1,840,621
Allegion plc	37,858	2,979,803
Allison Transmission Holdings, Inc.	66,874	2,322,534
AMETEK, Inc.	97,602	6,173,327
Arconic, Inc.	181,573	4,624,664
Carlisle Cos., Inc.	27,766	2,629,163
Caterpillar, Inc.	253,558	29,790,529
Colfax Corp. *	48,622	1,939,045
Security	Number of Shares	Value ($)
Cummins, Inc.	64,805	10,328,621
Deere & Co.	125,863	14,591,298
Donaldson Co., Inc.	53,644	2,534,679
Dover Corp.	64,006	5,432,829
Eaton Corp. plc	193,865	13,911,752
Emerson Electric Co.	277,948	16,410,050
Fastenal Co.	120,425	5,138,535
Flowserve Corp.	54,130	2,126,226
Fluor Corp.	55,805	2,152,399
Fortive Corp.	132,709	8,622,104
Fortune Brands Home & Security, Inc.	67,203	4,202,204
General Dynamics Corp.	123,964	24,960,151
General Electric Co.	3,750,806	92,082,287
HD Supply Holdings, Inc. *	84,921	2,827,869
Honeywell International, Inc.	327,068	45,223,692
Hubbell, Inc.	21,679	2,445,174
Huntington Ingalls Industries, Inc.	20,171	4,315,787
IDEX Corp.	34,270	4,029,467
Illinois Tool Works, Inc.	132,500	18,220,075
Ingersoll-Rand plc	107,587	9,186,854
Jacobs Engineering Group, Inc.	53,591	2,920,174
Johnson Controls International plc	401,893	15,910,944
L3 Technologies, Inc.	35,506	6,443,629
Lennox International, Inc.	17,260	2,860,500
Lincoln Electric Holdings, Inc.	25,116	2,181,073
Lockheed Martin Corp.	107,650	32,875,234
Masco Corp.	146,748	5,395,924
Nordson Corp.	23,630	2,582,759
Northrop Grumman Corp.	75,452	20,538,789
Owens Corning	44,423	3,293,077
PACCAR, Inc.	148,041	9,819,560
Parker-Hannifin Corp.	58,718	9,447,139
Pentair plc	73,543	4,563,343
Quanta Services, Inc. *	67,491	2,424,952
Raytheon Co.	124,005	22,570,150
Rockwell Automation, Inc.	53,792	8,825,116
Rockwell Collins, Inc.	67,500	8,845,875
Roper Technologies, Inc.	42,569	9,818,966
Sensata Technologies Holding N.V. *	78,695	3,514,519
Snap-on, Inc.	25,351	3,741,047
Spirit AeroSystems Holdings, Inc., Class A	51,270	3,819,615
Stanley Black & Decker, Inc.	68,483	9,861,552
Textron, Inc.	113,460	5,569,751
The Boeing Co.	240,901	57,734,334
The Middleby Corp. *	23,380	2,845,346
The Toro Co.	45,858	2,828,521
TransDigm Group, Inc.	21,230	5,533,812
Trinity Industries, Inc.	64,511	1,860,497
United Rentals, Inc. *	35,086	4,142,253
United Technologies Corp.	323,509	38,730,497
W.W. Grainger, Inc.	23,799	3,869,003
WABCO Holdings, Inc. *	23,637	3,394,746
Wabtec Corp.	37,592	2,652,867
Xylem, Inc.	73,846	4,583,621
		726,039,149

18
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Commercial & Professional Services 0.7%
Cintas Corp.	34,848	4,704,829
Copart, Inc. *	88,272	2,885,612
Equifax, Inc.	51,393	7,321,961
IHS Markit Ltd. *	136,510	6,394,128
KAR Auction Services, Inc.	60,098	2,709,819
ManpowerGroup, Inc.	30,622	3,414,659
Nielsen Holdings plc	140,820	5,470,857
Republic Services, Inc.	101,624	6,629,950
Robert Half International, Inc.	54,498	2,468,759
Rollins, Inc.	45,527	2,021,854
Stericycle, Inc. *	38,114	2,740,015
The Dun & Bradstreet Corp.	14,078	1,568,852
TransUnion *	68,688	3,287,408
Verisk Analytics, Inc. *	64,765	5,249,203
Waste Management, Inc.	174,161	13,429,555
		70,297,461

Consumer Durables & Apparel 1.2%
Carter's, Inc.	23,619	2,048,003
Coach, Inc.	113,501	4,732,992
D.R. Horton, Inc.	155,716	5,629,133
Garmin Ltd.	56,902	2,930,453
Hanesbrands, Inc.	161,360	3,914,593
Hasbro, Inc.	51,284	5,038,653
Leggett & Platt, Inc.	56,695	2,606,269
Lennar Corp., B Shares	3,978	171,173
Lennar Corp., Class A	83,393	4,316,422
Lululemon Athletica, Inc. *	47,810	2,751,465
Mattel, Inc.	146,621	2,378,193
Michael Kors Holdings Ltd. *	67,055	2,831,062
Mohawk Industries, Inc. *	27,095	6,858,286
Newell Brands, Inc.	211,378	10,205,330
NIKE, Inc., Class B	563,615	29,764,508
NVR, Inc. *	1,434	3,901,699
Polaris Industries, Inc. (a)	24,816	2,313,596
PulteGroup, Inc.	124,023	3,202,274
PVH Corp.	33,572	4,226,379
Ralph Lauren Corp.	20,973	1,843,317
Toll Brothers, Inc.	57,701	2,248,031
Under Armour, Inc., Class A *(a)	73,372	1,184,958
Under Armour, Inc., Class C *(a)	85,076	1,284,648
VF Corp.	140,502	8,833,361
Whirlpool Corp.	31,785	5,454,942
		120,669,740

Consumer Services 2.0%
Aramark	107,688	4,381,825
Carnival Corp.	183,395	12,742,285
Chipotle Mexican Grill, Inc. *	11,800	3,737,178
Darden Restaurants, Inc.	51,314	4,212,366
Domino's Pizza, Inc.	20,364	3,711,543
Dunkin' Brands Group, Inc.	40,823	2,104,834
H&R Block, Inc.	97,594	2,609,664
Hilton Worldwide Holdings, Inc.	86,531	5,566,539
Las Vegas Sands Corp.	154,742	9,626,500
Marriott International, Inc., Class A	131,391	13,609,480
McDonald's Corp.	350,473	56,065,166
MGM Resorts International	208,167	6,861,184
Norwegian Cruise Line Holdings Ltd. *	73,947	4,396,889
Royal Caribbean Cruises Ltd.	72,377	9,008,041
Service Corp. International	84,050	2,970,327
Starbucks Corp.	621,524	34,096,807
Vail Resorts, Inc.	17,079	3,893,158
Wyndham Worldwide Corp.	48,342	4,818,730
Security	Number of Shares	Value ($)
Wynn Resorts Ltd.	33,844	4,703,977
Yum! Brands, Inc.	140,349	10,781,610
		199,898,103

Diversified Financials 5.3%
Affiliated Managers Group, Inc.	23,945	4,230,842
AGNC Investment Corp.	160,601	3,459,346
Ally Financial, Inc.	184,801	4,176,503
American Express Co.	324,098	27,904,838
Ameriprise Financial, Inc.	66,737	9,243,742
Annaly Capital Management, Inc.	462,457	5,780,712
Berkshire Hathaway, Inc., Class B *	815,829	147,795,582
BlackRock, Inc.	51,929	21,758,770
Capital One Financial Corp.	207,211	16,496,068
CBOE Holdings, Inc.	39,378	3,972,846
CME Group, Inc.	145,077	18,250,687
Discover Financial Services	164,500	9,697,275
E*TRADE Financial Corp. *	118,130	4,844,511
Eaton Vance Corp.	50,089	2,383,235
FactSet Research Systems, Inc.	16,745	2,631,979
Franklin Resources, Inc.	145,449	6,287,760
Intercontinental Exchange, Inc.	251,445	16,260,948
Invesco Ltd.	174,284	5,713,029
Lazard Ltd., Class A	53,776	2,306,453
Legg Mason, Inc.	41,712	1,592,981
Leucadia National Corp.	141,404	3,348,447
MarketAxess Holdings, Inc.	15,349	2,961,590
Moody's Corp.	70,286	9,420,433
Morgan Stanley	610,107	27,759,868
MSCI, Inc.	37,537	4,302,116
Nasdaq, Inc.	50,753	3,825,761
Navient Corp.	125,389	1,655,135
Northern Trust Corp.	90,353	7,996,240
OneMain Holdings, Inc. *	20,996	574,660
Raymond James Financial, Inc.	57,707	4,519,612
S&P Global, Inc.	110,048	16,983,708
Santander Consumer USA Holdings, Inc. *	40,060	572,057
SEI Investments Co.	57,369	3,353,792
Starwood Property Trust, Inc.	107,252	2,382,067
State Street Corp.	154,996	14,335,580
Synchrony Financial	335,456	10,328,690
T. Rowe Price Group, Inc.	108,306	9,136,694
TD Ameritrade Holding Corp.	109,959	4,763,424
The Bank of New York Mellon Corp.	444,283	23,227,115
The Charles Schwab Corp. (b)	520,057	20,750,274
The Goldman Sachs Group, Inc.	157,821	35,310,871
Voya Financial, Inc.	77,282	2,954,491
		525,250,732

Energy 5.5%
Anadarko Petroleum Corp.	237,626	9,726,032
Andeavor	65,276	6,537,391
Antero Resources Corp. *	62,031	1,221,390
Apache Corp.	163,590	6,353,836
Baker Hughes a GE Co.	187,803	6,366,522
Cabot Oil & Gas Corp.	211,438	5,402,241
Cheniere Energy, Inc. *	97,684	4,179,898
Chesapeake Energy Corp. *(a)	346,941	1,262,865
Chevron Corp.	815,913	87,808,557
Cimarex Energy Co.	41,337	4,120,886
Concho Resources, Inc. *	61,742	6,851,510
ConocoPhillips	529,243	23,106,749
Continental Resources, Inc. *	33,678	1,142,358
Core Laboratories N.V.	17,044	1,502,940
Devon Energy Corp.	220,817	6,933,654
Diamondback Energy, Inc. *	40,308	3,659,563

19
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Energen Corp. *	40,532	2,078,481
EOG Resources, Inc.	250,113	21,257,104
EQT Corp.	74,916	4,670,264
Exxon Mobil Corp.	1,820,695	138,973,649
Halliburton Co.	371,986	14,496,295
Helmerich & Payne, Inc. (a)	46,995	1,989,768
Hess Corp.	115,527	4,494,000
HollyFrontier Corp.	74,448	2,330,967
Kinder Morgan, Inc.	823,618	15,920,536
Marathon Oil Corp.	361,294	4,017,589
Marathon Petroleum Corp.	224,169	11,757,664
Murphy Oil Corp.	63,864	1,447,158
National Oilwell Varco, Inc.	156,778	4,808,381
Newfield Exploration Co. *	81,664	2,133,880
Noble Energy, Inc.	190,543	4,529,207
Occidental Petroleum Corp.	329,791	19,688,523
ONEOK, Inc.	162,049	8,776,574
Parsley Energy, Inc., Class A *	99,047	2,481,127
Phillips 66	190,632	15,976,868
Pioneer Natural Resources Co.	71,930	9,325,725
Range Resources Corp.	80,160	1,391,578
Schlumberger Ltd.	598,785	38,028,835
Southwestern Energy Co. *	207,101	1,128,701
Targa Resources Corp.	99,965	4,455,440
TechnipFMC plc *	198,165	5,118,602
The Williams Cos., Inc.	360,151	10,707,289
Transocean Ltd. *	164,664	1,343,658
Valero Energy Corp.	192,023	13,076,766
Weatherford International plc *	368,383	1,410,907
		543,991,928

Food & Staples Retailing 1.7%
Casey's General Stores, Inc.	20,768	2,189,363
Costco Wholesale Corp.	187,549	29,396,430
CVS Health Corp.	438,011	33,875,771
Rite Aid Corp. *	520,478	1,259,557
Sysco Corp.	209,910	11,055,960
The Kroger Co.	387,501	8,474,647
US Foods Holding Corp. *	57,263	1,571,869
Wal-Mart Stores, Inc.	637,473	49,767,517
Walgreens Boots Alliance, Inc.	363,413	29,618,159
		167,209,273

Food, Beverage & Tobacco 4.7%
Altria Group, Inc.	830,308	52,641,527
Archer-Daniels-Midland Co.	248,236	10,257,112
Brown-Forman Corp., Class A	20,668	1,149,554
Brown-Forman Corp., Class B	78,296	4,152,820
Bunge Ltd.	58,445	4,361,750
Campbell Soup Co.	84,334	3,896,231
ConAgra Brands, Inc.	171,721	5,574,064
Constellation Brands, Inc., Class A	73,801	14,767,580
Dr. Pepper Snapple Group, Inc.	80,254	7,307,127
General Mills, Inc.	247,866	13,201,343
Hormel Foods Corp.	113,418	3,486,469
Ingredion, Inc.	30,564	3,784,434
Kellogg Co.	113,895	7,455,567
Lamb Weston Holdings, Inc.	60,954	2,772,188
McCormick & Co., Inc. Non-Voting Shares	46,668	4,439,527
Molson Coors Brewing Co., Class B	78,222	7,020,425
Mondelez International, Inc., Class A	649,916	26,425,585
Monster Beverage Corp. *	176,761	9,866,799
PepsiCo, Inc.	613,501	71,000,471
Philip Morris International, Inc.	667,299	78,027,272
Pilgrim's Pride Corp. *	24,341	716,842
Pinnacle Foods, Inc.	51,665	3,064,251
Security	Number of Shares	Value ($)
Post Holdings, Inc. *	29,571	2,517,379
The Coca-Cola Co.	1,652,127	75,254,385
The Hain Celestial Group, Inc. *	42,254	1,699,456
The Hershey Co.	60,191	6,315,240
The J.M. Smucker Co.	50,490	5,289,332
The Kraft Heinz Co.	255,541	20,634,936
TreeHouse Foods, Inc. *	24,577	1,646,413
Tyson Foods, Inc., Class A	127,815	8,090,689
		456,816,768

Health Care Equipment & Services 5.5%
Abbott Laboratories	749,319	38,170,310
ABIOMED, Inc. *	16,755	2,526,654
Aetna, Inc.	141,490	22,312,973
Align Technology, Inc. *	33,811	5,975,756
AmerisourceBergen Corp.	70,460	5,654,415
Anthem, Inc.	112,764	22,106,255
Baxter International, Inc.	211,958	13,149,874
Becton Dickinson & Co.	96,084	19,162,993
Boston Scientific Corp. *	602,936	16,610,887
C.R. Bard, Inc.	30,603	9,817,748
Cardinal Health, Inc.	134,905	9,100,691
Centene Corp. *	72,574	6,448,200
Cerner Corp. *	127,155	8,618,566
Cigna Corp.	111,871	20,367,234
Danaher Corp.	262,285	21,879,815
DaVita, Inc. *	63,600	3,724,416
DENTSPLY SIRONA, Inc.	96,665	5,468,339
DexCom, Inc. *	37,380	2,788,922
Edwards Lifesciences Corp. *	91,129	10,357,722
Express Scripts Holding Co. *	254,401	15,981,471
HCA Healthcare, Inc. *	124,782	9,815,352
Henry Schein, Inc. *	33,776	5,866,216
Hologic, Inc. *	120,598	4,655,083
Humana, Inc.	61,612	15,872,483
IDEXX Laboratories, Inc. *	37,095	5,765,676
Intuitive Surgical, Inc. *	15,948	16,022,477
Laboratory Corp. of America Holdings *	43,849	6,878,593
McKesson Corp.	89,283	13,330,845
MEDNAX, Inc. *	36,782	1,649,673
Medtronic plc	587,583	47,370,941
Patterson Cos., Inc.	34,027	1,310,039
Quest Diagnostics, Inc.	60,320	6,535,672
ResMed, Inc.	61,788	4,793,513
STERIS plc	35,510	3,095,052
Stryker Corp.	133,396	18,858,193
Teleflex, Inc.	20,190	4,275,232
The Cooper Cos., Inc.	20,322	5,097,367
UnitedHealth Group, Inc.	415,444	82,631,812
Universal Health Services, Inc., Class B	37,238	4,026,545
Varian Medical Systems, Inc. *	37,689	4,004,456
VCA, Inc. *	33,410	3,105,794
West Pharmaceutical Services, Inc.	33,412	2,908,180
Zimmer Biomet Holdings, Inc.	87,560	10,005,481
		538,097,916

Household & Personal Products 1.8%
Church & Dwight Co., Inc.	107,772	5,406,921
Colgate-Palmolive Co.	376,678	26,985,212
Edgewell Personal Care Co. *	24,041	1,825,673
Herbalife Ltd. *(a)	32,818	2,264,770
Kimberly-Clark Corp.	153,045	18,868,918
Spectrum Brands Holdings, Inc.	10,834	1,191,307
The Clorox Co.	54,098	7,494,196

20
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Estee Lauder Cos., Inc., Class A	97,235	10,403,173
The Procter & Gamble Co.	1,100,288	101,523,574
		175,963,744

Insurance 2.9%
Aflac, Inc.	168,479	13,907,941
Alleghany Corp. *	6,769	3,809,390
American Financial Group, Inc.	30,206	3,075,273
American International Group, Inc.	376,110	22,747,133
Aon plc	111,522	15,519,402
Arch Capital Group Ltd. *	58,472	5,691,665
Arthur J. Gallagher & Co.	78,954	4,571,437
Assurant, Inc.	23,977	2,270,382
Athene Holding Ltd., Class A *	22,272	1,191,775
Axis Capital Holdings Ltd.	32,644	1,966,475
Brighthouse Financial, Inc. *	42,263	2,411,949
Brown & Brown, Inc.	50,362	2,264,276
Chubb Ltd.	200,807	28,398,126
Cincinnati Financial Corp.	61,089	4,694,079
CNA Financial Corp.	13,512	662,899
Erie Indemnity Co., Class A	5,642	681,497
Everest Re Group Ltd.	17,484	4,414,360
FNF Group	121,750	5,873,220
Lincoln National Corp.	95,541	6,483,412
Loews Corp.	114,481	5,332,525
Markel Corp. *	6,098	6,415,035
Marsh & McLennan Cos., Inc.	222,549	17,376,626
MetLife, Inc.	465,501	21,799,412
Principal Financial Group, Inc.	110,519	6,909,648
Prudential Financial, Inc.	185,118	18,896,845
Reinsurance Group of America, Inc.	27,012	3,631,763
RenaissanceRe Holdings Ltd.	17,251	2,400,649
The Allstate Corp.	155,456	14,068,768
The Hartford Financial Services Group, Inc.	155,206	8,391,988
The Progressive Corp.	252,101	11,717,655
The Travelers Cos., Inc.	123,074	14,914,107
Torchmark Corp.	47,755	3,675,702
Unum Group	100,996	4,865,987
W.R. Berkley Corp.	43,639	2,908,103
Willis Towers Watson plc	54,692	8,120,121
XL Group Ltd.	113,905	4,665,549
		286,725,174

Materials 3.1%
Air Products & Chemicals, Inc.	94,580	13,749,095
Albemarle Corp.	45,735	5,317,151
Ashland Global Holdings, Inc.	27,619	1,713,759
Avery Dennison Corp.	37,445	3,529,566
Axalta Coating Systems Ltd. *	89,006	2,627,457
Ball Corp.	147,648	5,904,444
Berry Global Group, Inc. *	51,465	2,894,392
Celanese Corp., Series A	58,001	5,627,257
CF Industries Holdings, Inc.	100,561	2,915,263
Crown Holdings, Inc. *	56,715	3,347,886
E.I. du Pont de Nemours & Co.	377,516	31,684,918
Eastman Chemical Co.	64,469	5,557,228
Ecolab, Inc.	111,198	14,822,693
FMC Corp.	60,459	5,212,775
Freeport-McMoRan, Inc. *	566,700	8,375,826
Huntsman Corp.	83,669	2,223,085
International Flavors & Fragrances, Inc.	33,350	4,563,947
International Paper Co.	179,821	9,686,957
LyondellBasell Industries N.V., Class A	146,343	13,257,212
Martin Marietta Materials, Inc.	26,838	5,689,388
Monsanto Co.	191,551	22,449,777
Security	Number of Shares	Value ($)
NewMarket Corp.	3,811	1,594,942
Newmont Mining Corp.	226,968	8,701,953
Nucor Corp.	139,215	7,672,139
Packaging Corp. of America	42,471	4,774,165
PPG Industries, Inc.	110,273	11,503,679
Praxair, Inc.	120,907	15,904,107
Reliance Steel & Aluminum Co.	30,560	2,213,155
Royal Gold, Inc.	28,252	2,635,347
RPM International, Inc.	60,705	2,972,724
Sealed Air Corp.	84,657	3,757,078
Sonoco Products Co.	42,032	2,028,464
Steel Dynamics, Inc.	100,230	3,452,924
The Dow Chemical Co.	482,293	32,144,828
The Mosaic Co.	150,418	3,005,352
The Sherwin-Williams Co.	34,750	11,789,632
Vulcan Materials Co.	55,011	6,670,634
W.R. Grace & Co.	30,272	2,163,843
Westlake Chemical Corp.	16,809	1,292,780
WestRock Co.	108,288	6,162,670
		301,590,492

Media 3.1%
CBS Corp., Class B Non-Voting Shares	161,004	10,313,916
Charter Communications, Inc., Class A *	92,369	36,812,741
Comcast Corp., Class A	2,025,950	82,273,830
Discovery Communications, Inc., Class A *	59,984	1,332,245
Discovery Communications, Inc., Class C *	110,490	2,321,395
DISH Network Corp., Class A *	97,360	5,577,754
Liberty Broadband Corp., Class A *	12,056	1,222,840
Liberty Broadband Corp., Class C *	30,202	3,066,409
Liberty Global plc, Class A *	113,505	3,859,170
Liberty Global plc, Series C *	275,017	9,083,812
Liberty Media Corp. - Liberty SiriusXM, Class A *	40,426	1,807,042
Liberty Media Corp. - Liberty SiriusXM, Class C *	83,018	3,703,433
Live Nation Entertainment, Inc. *	53,388	2,133,384
News Corp., Class A	155,263	2,075,866
News Corp., Class B	41,836	573,153
Omnicom Group, Inc.	103,138	7,465,128
Scripps Networks Interactive, Inc., Class A	37,985	3,253,415
Sirius XM Holdings, Inc. (a)	735,190	4,227,343
TEGNA, Inc.	94,033	1,186,696
The Interpublic Group of Cos., Inc.	170,132	3,426,459
The Walt Disney Co.	622,696	63,016,835
Time Warner, Inc.	332,899	33,656,089
Tribune Media Co., Class A	24,850	995,740
Twenty-First Century Fox, Inc., Class A	458,009	12,636,468
Twenty-First Century Fox, Inc., Class B	214,636	5,816,636
Viacom, Inc., Class B	154,791	4,427,023
		306,264,822

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	683,264	51,449,779
Agilent Technologies, Inc.	137,789	8,917,704
Alexion Pharmaceuticals, Inc. *	98,081	13,967,715
Alkermes plc *	62,010	3,148,868
Allergan plc	143,444	32,917,529
Alnylam Pharmaceuticals, Inc. *	34,480	2,955,970
Amgen, Inc.	315,356	56,060,836
Biogen, Inc. *	93,202	29,504,025
BioMarin Pharmaceutical, Inc. *	73,410	6,620,848
Bristol-Myers Squibb Co.	703,663	42,557,538
Celgene Corp. *	336,543	46,755,919
Eli Lilly & Co.	414,356	33,682,999
Endo International plc *	77,011	676,927

21
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Gilead Sciences, Inc.	559,301	46,819,087
Illumina, Inc. *	64,214	13,129,194
Incyte Corp. *	74,262	10,204,341
Ionis Pharmaceuticals, Inc. *	50,762	2,721,858
Jazz Pharmaceuticals plc *	26,847	4,009,868
Johnson & Johnson	1,159,662	153,504,459
Mallinckrodt plc *	42,761	1,756,622
Merck & Co., Inc.	1,170,878	74,772,269
Mettler-Toledo International, Inc. *	11,515	6,967,611
Mylan N.V. *	203,508	6,406,432
OPKO Health, Inc. *(a)	170,834	1,093,338
PerkinElmer, Inc.	46,694	3,128,031
Perrigo Co., plc	58,185	4,594,288
Pfizer, Inc.	2,560,665	86,857,757
Quintiles IMS Holdings, Inc. *	60,049	5,766,505
Regeneron Pharmaceuticals, Inc. *	33,284	16,538,820
Seattle Genetics, Inc. *	43,747	2,298,030
Thermo Fisher Scientific, Inc.	167,879	31,416,876
United Therapeutics Corp. *	17,790	2,326,932
Vertex Pharmaceuticals, Inc. *	106,911	17,163,492
Waters Corp. *	33,701	6,183,460
Zoetis, Inc.	206,654	12,957,206
		839,833,133

Real Estate 3.5%
Alexandria Real Estate Equities, Inc.	37,832	4,589,400
American Campus Communities, Inc.	54,467	2,592,084
American Homes 4 Rent, Class A	98,903	2,191,690
American Tower Corp.	184,748	27,351,941
Apartment Investment & Management Co., Class A	68,079	3,086,021
AvalonBay Communities, Inc.	60,031	11,269,620
Boston Properties, Inc.	65,133	7,855,040
Brixmor Property Group, Inc.	100,434	1,880,124
Camden Property Trust	38,466	3,441,938
CBRE Group, Inc., Class A *	121,812	4,394,977
Crown Castle International Corp.	172,329	18,687,357
DDR Corp.	144,428	1,398,063
Digital Realty Trust, Inc.	67,205	7,953,040
Douglas Emmett, Inc.	65,409	2,548,335
Duke Realty Corp.	147,182	4,374,249
Equinix, Inc.	34,051	15,949,829
Equity LifeStyle Properties, Inc.	33,910	3,023,076
Equity Residential	153,857	10,331,498
Essex Property Trust, Inc.	29,238	7,776,431
Extra Space Storage, Inc.	54,688	4,245,429
Federal Realty Investment Trust	31,134	3,951,839
Forest City Realty Trust, Inc., Class A	100,330	2,403,907
Gaming & Leisure Properties, Inc.	84,575	3,314,494
GGP, Inc.	254,361	5,277,991
HCP, Inc.	194,101	5,786,151
Highwoods Properties, Inc.	49,042	2,561,464
Host Hotels & Resorts, Inc.	317,691	5,756,561
Invitation Homes, Inc.	43,506	1,006,729
Iron Mountain, Inc.	100,796	3,973,378
JBG SMITH Properties *	36,984	1,210,486
Jones Lang LaSalle, Inc.	21,033	2,564,133
Kilroy Realty Corp.	40,400	2,796,892
Kimco Realty Corp.	181,238	3,555,890
Lamar Advertising Co., Class A	35,114	2,337,188
Liberty Property Trust	65,862	2,805,721
Mid-America Apartment Communities, Inc.	49,092	5,226,334
National Retail Properties, Inc.	62,151	2,599,776
Omega Healthcare Investors, Inc.	83,548	2,662,675
Park Hotels & Resorts, Inc.	69,116	1,844,706
Prologis, Inc.	232,076	14,704,335
Security	Number of Shares	Value ($)
Public Storage	63,462	13,031,287
Realogy Holdings Corp.	60,984	2,067,358
Realty Income Corp.	121,582	6,998,260
Regency Centers Corp.	61,222	3,937,799
SBA Communications Corp. *	50,752	7,792,970
Senior Housing Properties Trust	107,334	2,116,626
Simon Property Group, Inc.	134,198	21,048,956
SL Green Realty Corp.	45,307	4,366,689
Spirit Realty Capital, Inc.	206,882	1,799,873
Sun Communities, Inc.	34,012	3,071,624
Taubman Centers, Inc.	23,859	1,246,394
The Macerich Co.	50,492	2,664,463
UDR, Inc.	113,424	4,403,120
Ventas, Inc.	150,005	10,266,342
VEREIT, Inc.	419,027	3,536,588
Vornado Realty Trust	73,968	5,509,876
Weingarten Realty Investors	43,711	1,400,500
Welltower, Inc.	153,567	11,244,176
Weyerhaeuser Co.	317,751	10,361,860
WP Carey, Inc.	42,482	2,924,886
		341,070,439

Retailing 5.1%
Advance Auto Parts, Inc.	32,132	3,145,723
Amazon.com, Inc. *	170,287	166,983,432
AutoNation, Inc. *(a)	27,867	1,264,326
AutoZone, Inc. *	11,567	6,112,465
Bed Bath & Beyond, Inc.	60,607	1,672,147
Best Buy Co., Inc.	114,165	6,194,593
Burlington Stores, Inc. *	30,299	2,639,952
CarMax, Inc. *	76,826	5,158,866
Dick's Sporting Goods, Inc.	40,305	1,062,440
Dollar General Corp.	107,307	7,786,196
Dollar Tree, Inc. *	98,226	7,822,719
Expedia, Inc.	51,706	7,671,102
Foot Locker, Inc.	55,565	1,957,555
Genuine Parts Co.	65,720	5,443,588
Kohl's Corp.	73,169	2,910,663
L Brands, Inc.	101,341	3,670,571
Liberty Interactive Corp. QVC Group, Class A *	185,420	4,101,490
Liberty Ventures, Series A *	32,475	1,999,161
LKQ Corp. *	132,129	4,578,270
Lowe's Cos., Inc.	367,577	27,160,264
Macy's, Inc.	141,077	2,930,169
Netflix, Inc. *	184,901	32,304,054
Nordstrom, Inc. (a)	50,456	2,251,347
O'Reilly Automotive, Inc. *	38,770	7,603,960
Ross Stores, Inc.	174,600	10,205,370
Sally Beauty Holdings, Inc. *	63,430	1,179,164
Signet Jewelers Ltd.	28,451	1,794,405
Staples, Inc.	260,310	2,659,067
Target Corp.	239,003	13,032,834
The Gap, Inc.	91,234	2,154,947
The Home Depot, Inc.	512,548	76,815,569
The Michaels Cos., Inc. *	47,454	1,065,342
The Priceline Group, Inc. *	21,194	39,252,983
The TJX Cos., Inc.	281,114	20,324,542
Tiffany & Co.	43,631	3,987,873
Tractor Supply Co.	56,860	3,383,739
TripAdvisor, Inc. *	47,839	2,044,160
Ulta Salon, Cosmetics & Fragrance, Inc. *	24,328	5,376,731
Urban Outfitters, Inc. *	32,862	671,699
Williams-Sonoma, Inc.	33,683	1,549,418
		499,922,896

22
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.4%
Advanced Micro Devices, Inc. *	320,721	4,169,373
Analog Devices, Inc.	161,202	13,487,771
Applied Materials, Inc.	456,749	20,608,515
Broadcom Ltd.	173,269	43,675,917
First Solar, Inc. *	33,852	1,589,690
Intel Corp.	2,028,671	71,145,492
KLA-Tencor Corp.	65,243	6,112,617
Lam Research Corp.	68,238	11,326,143
Marvell Technology Group Ltd.	180,402	3,231,000
Maxim Integrated Products, Inc.	117,049	5,461,506
Microchip Technology, Inc.	100,183	8,695,884
Micron Technology, Inc. *	443,204	14,169,232
NVIDIA Corp.	257,283	43,594,032
Qorvo, Inc. *	58,241	4,264,406
QUALCOMM, Inc.	632,672	33,069,765
Skyworks Solutions, Inc.	80,040	8,433,014
Texas Instruments, Inc.	424,885	35,188,976
Xilinx, Inc.	106,764	7,052,830
		335,276,163

Software & Services 13.9%
Accenture plc, Class A	267,390	34,963,916
Activision Blizzard, Inc.	300,854	19,723,988
Adobe Systems, Inc. *	212,515	32,973,827
Akamai Technologies, Inc. *	74,738	3,523,897
Alliance Data Systems Corp.	23,597	5,321,124
Alphabet, Inc., Class A *	127,846	122,123,613
Alphabet, Inc., Class C *	128,051	120,282,146
Amdocs Ltd.	63,733	4,129,261
ANSYS, Inc. *	36,695	4,727,050
Autodesk, Inc. *	82,049	9,391,329
Automatic Data Processing, Inc.	191,387	20,376,974
Broadridge Financial Solutions, Inc.	48,574	3,795,087
CA, Inc.	130,744	4,338,086
Cadence Design Systems, Inc. *	115,371	4,532,927
CDK Global, Inc.	64,501	4,160,315
Citrix Systems, Inc. *	63,949	5,001,451
Cognizant Technology Solutions Corp., Class A	250,870	17,754,070
CoStar Group, Inc. *	13,412	3,844,147
CSRA, Inc.	57,359	1,807,382
Dell Technologies, Inc., Class V *	57,674	4,321,513
DXC Technology Co.	124,456	10,578,760
eBay, Inc. *	434,870	15,711,853
Electronic Arts, Inc. *	134,460	16,336,890
Facebook, Inc., Class A *	1,016,150	174,747,315
Fidelity National Information Services, Inc.	146,349	13,598,749
Fiserv, Inc. *	89,408	11,060,664
FleetCor Technologies, Inc. *	38,942	5,598,691
Fortinet, Inc. *	74,165	2,833,103
Gartner, Inc. *	37,755	4,552,875
Global Payments, Inc.	64,124	6,123,201
IAC/InterActiveCorp *	30,516	3,463,871
International Business Machines Corp.	367,964	52,629,891
Intuit, Inc.	106,400	15,050,280
Jack Henry & Associates, Inc.	33,638	3,467,069
Leidos Holdings, Inc.	60,898	3,551,571
MasterCard, Inc., Class A	402,622	53,669,513
Microsoft Corp.	3,314,769	247,845,278
Nuance Communications, Inc. *	106,875	1,717,481
Oracle Corp.	1,286,255	64,737,214
Paychex, Inc.	138,646	7,906,981
PayPal Holdings, Inc. *	482,635	29,768,927
Red Hat, Inc. *	76,747	8,250,303
Sabre Corp.	100,132	1,846,434
Security	Number of Shares	Value ($)
salesforce.com, Inc. *	286,061	27,315,965
ServiceNow, Inc. *	74,021	8,600,500
Splunk, Inc. *	57,948	3,887,731
SS&C Technologies Holdings, Inc.	78,376	3,033,935
Symantec Corp.	261,398	7,836,712
Synopsys, Inc. *	65,649	5,279,493
Teradata Corp. *	53,815	1,717,775
The Ultimate Software Group, Inc. *	11,833	2,377,250
The Western Union Co.	203,355	3,847,477
Total System Services, Inc.	74,814	5,171,144
Twitter, Inc. *	255,052	4,312,929
Tyler Technologies, Inc. *	13,944	2,409,523
Vantiv, Inc., Class A *	72,473	5,123,116
VeriSign, Inc. *	35,516	3,684,785
Visa, Inc., Class A	794,050	82,200,056
VMware, Inc., Class A *	31,312	3,384,827
Workday, Inc., Class A *	54,132	5,937,739
Zillow Group, Inc., Class A *	20,466	817,003
Zillow Group, Inc., Class C *	48,954	1,939,557
		1,361,016,534

Technology Hardware & Equipment 5.9%
Amphenol Corp., Class A	128,220	10,378,127
Apple, Inc.	2,241,585	367,619,940
Arista Networks, Inc. *	17,455	3,074,698
Arrow Electronics, Inc. *	40,126	3,187,208
Avnet, Inc.	56,695	2,186,726
CDW Corp.	66,774	4,234,807
Cisco Systems, Inc.	2,144,848	69,085,554
CommScope Holding Co., Inc. *	80,196	2,651,280
Corning, Inc.	400,823	11,527,669
F5 Networks, Inc. *	27,141	3,240,093
FLIR Systems, Inc.	57,382	2,180,516
Harris Corp.	54,520	6,700,508
Hewlett Packard Enterprise Co.	711,763	12,854,440
HP, Inc.	734,966	14,023,151
Jabil, Inc.	76,705	2,404,702
Juniper Networks, Inc.	157,452	4,366,144
Keysight Technologies, Inc. *	77,176	3,153,411
Motorola Solutions, Inc.	68,492	6,035,515
National Instruments Corp.	40,245	1,625,496
NCR Corp. *	50,438	1,842,500
NetApp, Inc.	115,639	4,470,604
Palo Alto Networks, Inc. *	41,497	5,506,237
Seagate Technology plc	123,998	3,909,657
TE Connectivity Ltd.	154,280	12,280,688
Trimble, Inc. *	114,798	4,440,387
Western Digital Corp.	127,002	11,210,466
Xerox Corp.	98,971	3,193,794
		577,384,318

Telecommunication Services 2.1%
AT&T, Inc.	2,652,233	99,352,648
CenturyLink, Inc.	244,199	4,815,604
Frontier Communications Corp. (a)	19,733	265,804
Level 3 Communications, Inc. *	125,104	6,809,411
Sprint Corp. *	278,706	2,299,324
T-Mobile US, Inc. *	122,071	7,899,214
Verizon Communications, Inc.	1,749,168	83,907,589
Zayo Group Holdings, Inc. *	41,329	1,412,212
		206,761,806

Transportation 2.1%
Alaska Air Group, Inc.	57,138	4,265,923
AMERCO	2,800	1,044,988

23
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
American Airlines Group, Inc.	210,810	9,431,639
Avis Budget Group, Inc. *	41,532	1,504,704
C.H. Robinson Worldwide, Inc.	61,132	4,317,753
CSX Corp.	397,496	19,954,299
Delta Air Lines, Inc.	313,928	14,814,262
Expeditors International of Washington, Inc.	74,837	4,198,356
FedEx Corp.	105,303	22,574,857
Genesee & Wyoming, Inc., Class A *	28,010	1,920,366
Hertz Global Holdings, Inc. *	32,462	705,724
J.B. Hunt Transport Services, Inc.	37,309	3,689,487
JetBlue Airways Corp. *	141,150	2,796,181
Kansas City Southern	43,334	4,482,036
Macquarie Infrastructure Corp.	30,202	2,249,445
Norfolk Southern Corp.	124,178	14,965,933
Old Dominion Freight Line, Inc.	30,002	2,997,200
Southwest Airlines Co.	261,146	13,616,152
Union Pacific Corp.	344,952	36,323,446
United Continental Holdings, Inc. *	121,403	7,522,130
United Parcel Service, Inc., Class B	297,903	34,068,187
		207,443,068

Utilities 3.3%
AES Corp.	296,731	3,275,910
Alliant Energy Corp.	98,833	4,224,122
Ameren Corp.	100,315	6,017,897
American Electric Power Co., Inc.	208,345	15,340,442
American Water Works Co., Inc.	75,411	6,100,750
Aqua America, Inc.	81,209	2,712,381
Atmos Energy Corp.	42,686	3,758,075
Avangrid, Inc.	25,503	1,245,056
Calpine Corp. *	157,274	2,311,928
CenterPoint Energy, Inc.	190,987	5,657,035
CMS Energy Corp.	120,803	5,863,778
Consolidated Edison, Inc.	129,091	10,878,499
Dominion Energy, Inc.	272,782	21,487,038
DTE Energy Co.	76,661	8,610,564
Duke Energy Corp.	303,037	26,455,130
Edison International	138,604	11,113,269
Entergy Corp.	73,927	5,852,801
Eversource Energy	134,738	8,488,494
Exelon Corp.	391,702	14,833,755
FirstEnergy Corp.	192,468	6,270,607
National Fuel Gas Co.	33,392	1,936,068
NextEra Energy, Inc.	202,140	30,424,091
NiSource, Inc.	148,726	3,996,268
NRG Energy, Inc.	144,289	3,594,239
OGE Energy Corp.	80,064	2,859,886
PG&E Corp.	221,636	15,598,742
Pinnacle West Capital Corp.	48,881	4,397,824
PPL Corp.	297,580	11,677,039
Public Service Enterprise Group, Inc.	217,199	10,173,601
SCANA Corp.	64,010	3,864,924
Sempra Energy	108,012	12,737,855
The Southern Co.	422,316	20,380,970
UGI Corp.	74,631	3,687,518
Vistra Energy Corp.	129,156	2,286,061
WEC Energy Group, Inc.	134,154	8,749,524
Westar Energy, Inc.	60,326	3,095,327
Xcel Energy, Inc.	220,641	10,921,729
		320,879,197
Total Common Stock
(Cost $7,890,336,470)		9,792,276,762

Security	Number of Shares	Value ($)
Other Investment Companies 0.2% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (c)	9,920,138	9,920,138

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)	16,565,366	16,565,366
Total Other Investment Companies
(Cost $26,485,504)		26,485,504

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	253	31,246,765	244,610
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,160,383.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

24
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.6%
BorgWarner, Inc.	77,318	3,588,328
Lear Corp.	27,489	4,110,705
Tesla, Inc. *	50,164	17,853,368
		25,552,401

Banks 0.5%
CIT Group, Inc.	57,672	2,586,589
East West Bancorp, Inc.	57,065	3,159,689
First Republic Bank	61,717	5,989,635
Signature Bank *	20,460	2,625,836
SVB Financial Group *	20,198	3,420,329
Zions Bancorp	81,160	3,543,446
		21,325,524

Capital Goods 7.0%
3M Co.	235,611	48,140,039
A.O. Smith Corp.	56,407	3,141,306
Acuity Brands, Inc. (a)	16,874	2,983,154
Allegion plc	36,839	2,899,598
AMETEK, Inc.	88,890	5,622,292
Carlisle Cos., Inc.	24,909	2,358,633
Colfax Corp. *	37,534	1,496,856
Cummins, Inc.	61,567	9,812,548
Deere & Co.	115,487	13,388,408
Dover Corp.	63,037	5,350,581
Fastenal Co.	111,914	4,775,370
Flowserve Corp.	51,362	2,017,499
Fortive Corp.	118,737	7,714,343
Fortune Brands Home & Security, Inc.	59,637	3,729,102
HD Supply Holdings, Inc. *	77,337	2,575,322
Hubbell, Inc.	19,490	2,198,277
Huntington Ingalls Industries, Inc.	17,805	3,809,558
IDEX Corp.	30,027	3,530,575
Jacobs Engineering Group, Inc.	48,359	2,635,082
Lennox International, Inc.	15,035	2,491,751
Lockheed Martin Corp.	97,835	29,877,831
Nordson Corp.	20,555	2,246,661
Northrop Grumman Corp.	69,250	18,850,542
Owens Corning	43,820	3,248,377
PACCAR, Inc.	140,256	9,303,180
Pentair plc	64,354	3,993,166
Quanta Services, Inc. *	61,046	2,193,383
Roper Technologies, Inc.	39,973	9,220,172
Sensata Technologies Holding N.V. *	70,974	3,169,699
Snap-on, Inc.	23,766	3,507,149
Spirit AeroSystems Holdings, Inc., Class A	48,202	3,591,049
Stanley Black & Decker, Inc.	60,757	8,749,008
Textron, Inc.	104,510	5,130,396
The Boeing Co.	221,197	53,012,073
The Middleby Corp. *	23,404	2,848,267
The Toro Co.	41,350	2,550,468
TransDigm Group, Inc.	19,370	5,048,984
Trinity Industries, Inc.	57,770	1,666,087
Security	Number of Shares	Value ($)
United Rentals, Inc. *	34,017	4,016,047
W.W. Grainger, Inc.	21,295	3,461,928
WABCO Holdings, Inc. *	20,467	2,939,470
Wabtec Corp.	34,717	2,449,979
		311,744,210

Commercial & Professional Services 1.0%
Cintas Corp.	33,600	4,536,336
Copart, Inc. *	78,588	2,569,042
Equifax, Inc.	46,404	6,611,178
IHS Markit Ltd. *	125,973	5,900,575
KAR Auction Services, Inc.	59,640	2,689,168
Nielsen Holdings plc	130,075	5,053,414
Robert Half International, Inc.	51,296	2,323,709
Rollins, Inc.	38,311	1,701,391
Stericycle, Inc. *	32,826	2,359,861
The Dun & Bradstreet Corp.	14,475	1,613,094
TransUnion *	48,425	2,317,620
Verisk Analytics, Inc. *	59,665	4,835,848
		42,511,236

Consumer Durables & Apparel 1.8%
Carter's, Inc.	18,374	1,593,210
D.R. Horton, Inc.	131,349	4,748,266
Hanesbrands, Inc.	148,103	3,592,979
Lennar Corp., B Shares	3,656	157,318
Lennar Corp., Class A	82,161	4,252,653
Lululemon Athletica, Inc. *	43,024	2,476,031
Michael Kors Holdings Ltd. *	58,818	2,483,296
Mohawk Industries, Inc. *	24,865	6,293,829
NIKE, Inc., Class B	521,838	27,558,265
NVR, Inc. *	1,417	3,855,444
Polaris Industries, Inc. (a)	22,564	2,103,642
PVH Corp.	31,477	3,962,639
Ralph Lauren Corp.	23,812	2,092,837
Toll Brothers, Inc.	56,528	2,202,331
Under Armour, Inc., Class A *(a)	70,572	1,139,738
Under Armour, Inc., Class C *(a)	71,235	1,075,648
VF Corp.	123,998	7,795,754
Whirlpool Corp.	28,785	4,940,082
		82,323,962

Consumer Services 2.3%
Chipotle Mexican Grill, Inc. *	11,141	3,528,466
Domino's Pizza, Inc.	18,535	3,378,189
Dunkin' Brands Group, Inc.	37,546	1,935,872
Hilton Worldwide Holdings, Inc.	81,287	5,229,193
Las Vegas Sands Corp.	142,928	8,891,551
Marriott International, Inc., Class A	122,782	12,717,759
MGM Resorts International	188,482	6,212,367
Norwegian Cruise Line Holdings Ltd. *	65,941	3,920,852
Royal Caribbean Cruises Ltd.	66,563	8,284,431
Starbucks Corp.	570,645	31,305,585
Vail Resorts, Inc.	15,419	3,514,761

25
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Wynn Resorts Ltd.	31,815	4,421,967
Yum! Brands, Inc.	129,898	9,978,764
		103,319,757

Diversified Financials 7.1%
Affiliated Managers Group, Inc.	21,563	3,809,966
American Express Co.	294,821	25,384,088
Ameriprise Financial, Inc.	60,660	8,402,017
Berkshire Hathaway, Inc., Class B *	747,906	135,490,651
BlackRock, Inc.	47,800	20,028,678
CBOE Holdings, Inc.	36,540	3,686,521
E*TRADE Financial Corp. *	110,557	4,533,943
FactSet Research Systems, Inc.	15,711	2,469,455
Intercontinental Exchange, Inc.	232,210	15,017,021
Leucadia National Corp.	128,918	3,052,778
MarketAxess Holdings, Inc.	15,225	2,937,664
Moody's Corp.	66,714	8,941,677
Morgan Stanley	562,796	25,607,218
MSCI, Inc.	35,162	4,029,917
OneMain Holdings, Inc. *	22,079	604,302
Raymond James Financial, Inc.	50,801	3,978,734
S&P Global, Inc.	101,752	15,703,386
SEI Investments Co.	53,507	3,128,019
T. Rowe Price Group, Inc.	94,982	8,012,682
TD Ameritrade Holding Corp.	97,801	4,236,739
The Charles Schwab Corp. (b)	477,198	19,040,200
		318,095,656

Energy 2.8%
Anadarko Petroleum Corp.	220,062	9,007,138
Antero Resources Corp. *	59,090	1,163,482
Baker Hughes a GE Co.	168,311	5,705,743
Cabot Oil & Gas Corp.	182,026	4,650,764
Cheniere Energy, Inc. *	91,833	3,929,534
Cimarex Energy Co.	37,064	3,694,910
Concho Resources, Inc. *	58,840	6,529,475
Continental Resources, Inc. *	38,578	1,308,566
Core Laboratories N.V.	17,135	1,510,964
Diamondback Energy, Inc. *	39,424	3,579,305
EOG Resources, Inc.	227,357	19,323,071
EQT Corp.	70,769	4,411,740
Halliburton Co.	339,052	13,212,857
Parsley Energy, Inc., Class A *	92,264	2,311,213
Pioneer Natural Resources Co.	66,962	8,681,623
Schlumberger Ltd.	549,479	34,897,411
Weatherford International plc *	381,148	1,459,797
		125,377,593

Food & Staples Retailing 2.0%
Casey's General Stores, Inc.	15,009	1,582,249
Costco Wholesale Corp.	172,852	27,092,822
CVS Health Corp.	400,191	30,950,772
Rite Aid Corp. *	423,437	1,024,718
US Foods Holding Corp. *	57,210	1,570,414
Walgreens Boots Alliance, Inc.	335,798	27,367,537
		89,588,512

Food, Beverage & Tobacco 1.1%
Brown-Forman Corp., Class A	24,840	1,381,601
Brown-Forman Corp., Class B	67,459	3,578,025
Constellation Brands, Inc., Class A	67,096	13,425,910
Monster Beverage Corp. *	156,273	8,723,159
Post Holdings, Inc. *	24,630	2,096,752
The Hain Celestial Group, Inc. *	41,007	1,649,301
Security	Number of Shares	Value ($)
The Hershey Co.	54,003	5,665,995
The J.M. Smucker Co.	46,502	4,871,549
TreeHouse Foods, Inc. *	23,629	1,582,907
Tyson Foods, Inc., Class A	115,046	7,282,412
		50,257,611

Health Care Equipment & Services 8.7%
ABIOMED, Inc. *	16,724	2,521,979
Aetna, Inc.	131,284	20,703,487
Align Technology, Inc. *	28,685	5,069,787
AmerisourceBergen Corp.	66,850	5,364,712
Becton Dickinson & Co.	89,336	17,817,172
C.R. Bard, Inc.	28,737	9,219,117
Centene Corp. *	68,202	6,059,748
Cerner Corp. *	116,669	7,907,825
Cigna Corp.	100,260	18,253,336
Danaher Corp.	241,820	20,172,624
DaVita, Inc. *	61,155	3,581,237
DENTSPLY SIRONA, Inc.	90,125	5,098,371
DexCom, Inc. *	35,413	2,642,164
Edwards Lifesciences Corp. *	84,045	9,552,555
Express Scripts Holding Co. *	231,405	14,536,862
HCA Healthcare, Inc. *	111,552	8,774,680
Henry Schein, Inc. *	31,541	5,478,041
Hologic, Inc. *	111,743	4,313,280
Humana, Inc.	56,556	14,569,957
IDEXX Laboratories, Inc. *	34,605	5,378,655
Intuitive Surgical, Inc. *	14,636	14,704,350
Laboratory Corp. of America Holdings *	41,719	6,544,460
McKesson Corp.	82,899	12,377,650
MEDNAX, Inc. *	37,189	1,667,927
Medtronic plc	537,491	43,332,524
ResMed, Inc.	56,035	4,347,195
STERIS plc	32,840	2,862,334
Stryker Corp.	123,133	17,407,312
Teleflex, Inc.	17,620	3,731,035
The Cooper Cos., Inc.	19,332	4,849,046
UnitedHealth Group, Inc.	379,207	75,424,272
Universal Health Services, Inc., Class B	35,505	3,839,156
Varian Medical Systems, Inc. *	36,345	3,861,656
VCA, Inc. *	32,922	3,060,429
West Pharmaceutical Services, Inc.	27,800	2,419,712
		387,444,647

Household & Personal Products 0.5%
Church & Dwight Co., Inc.	98,953	4,964,472
Herbalife Ltd. *(a)	27,425	1,892,599
Spectrum Brands Holdings, Inc.	9,195	1,011,082
The Clorox Co.	50,629	7,013,635
The Estee Lauder Cos., Inc., Class A	89,544	9,580,313
		24,462,101

Insurance 1.0%
Alleghany Corp. *	5,930	3,337,226
Aon plc	102,785	14,303,561
Arch Capital Group Ltd. *	50,280	4,894,255
Erie Indemnity Co., Class A	6,984	843,597
Everest Re Group Ltd.	15,801	3,989,437
Markel Corp. *	5,603	5,894,300
RenaissanceRe Holdings Ltd.	15,540	2,162,546
W.R. Berkley Corp.	38,249	2,548,913
Willis Towers Watson plc	50,929	7,561,429
		45,535,264

26
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Materials 2.7%
Axalta Coating Systems Ltd. *	89,781	2,650,335
Ball Corp.	135,131	5,403,889
Berry Global Group, Inc. *	50,902	2,862,729
Crown Holdings, Inc. *	53,914	3,182,543
Ecolab, Inc.	102,797	13,702,840
FMC Corp.	53,835	4,641,654
International Flavors & Fragrances, Inc.	31,859	4,359,904
Martin Marietta Materials, Inc.	25,015	5,302,930
Monsanto Co.	172,147	20,175,628
NewMarket Corp.	3,870	1,619,634
Packaging Corp. of America	37,488	4,214,026
PPG Industries, Inc.	100,485	10,482,595
Praxair, Inc.	111,636	14,684,600
Royal Gold, Inc.	24,830	2,316,142
The Sherwin-Williams Co.	32,169	10,913,977
Vulcan Materials Co.	52,940	6,419,504
W.R. Grace & Co.	27,366	1,956,122
WestRock Co.	97,352	5,540,302
		120,429,354

Media 4.5%
Charter Communications, Inc., Class A *	84,571	33,704,926
Comcast Corp., Class A	1,859,888	75,530,052
Discovery Communications, Inc., Class A *	60,718	1,348,547
Discovery Communications, Inc., Class C *	82,745	1,738,472
DISH Network Corp., Class A *	89,331	5,117,773
Liberty Broadband Corp., Class A *	11,654	1,182,065
Liberty Global plc, Class A *	101,910	3,464,940
Liberty Global plc, Series C *	249,127	8,228,665
Liberty Media Corp. - Liberty SiriusXM, Class A *	40,883	1,827,470
Liberty Media Corp. - Liberty SiriusXM, Class C *	65,012	2,900,185
Live Nation Entertainment, Inc. *	51,882	2,073,205
Scripps Networks Interactive, Inc., Class A	39,766	3,405,958
Sirius XM Holdings, Inc. (a)	669,917	3,852,023
The Walt Disney Co.	572,678	57,955,014
		202,329,295

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Alexion Pharmaceuticals, Inc. *	89,051	12,681,753
Alkermes plc *	60,144	3,054,112
Allergan plc	131,893	30,266,806
Alnylam Pharmaceuticals, Inc. *	33,196	2,845,893
Amgen, Inc.	290,096	51,570,366
Biogen, Inc. *	84,340	26,698,670
BioMarin Pharmaceutical, Inc. *	69,087	6,230,956
Celgene Corp. *	306,231	42,544,673
Endo International plc *	75,151	660,577
Gilead Sciences, Inc.	516,733	43,255,719
Illumina, Inc. *	57,506	11,757,677
Incyte Corp. *	67,075	9,216,776
Ionis Pharmaceuticals, Inc. *	50,729	2,720,089
Jazz Pharmaceuticals plc *	23,710	3,541,326
Mallinckrodt plc *	41,490	1,704,409
Mettler-Toledo International, Inc. *	10,207	6,176,154
Mylan N.V. *	180,867	5,693,693
OPKO Health, Inc. *(a)	164,465	1,052,576
Perrigo Co., plc	55,571	4,387,886
Regeneron Pharmaceuticals, Inc. *	29,944	14,879,174
Seattle Genetics, Inc. *	40,666	2,136,185
Thermo Fisher Scientific, Inc.	153,904	28,801,595
United Therapeutics Corp. *	18,794	2,458,255
Vertex Pharmaceuticals, Inc. *	98,034	15,738,378
Security	Number of Shares	Value ($)
Waters Corp. *	30,916	5,672,468
Zoetis, Inc.	193,297	12,119,722
		347,865,888

Real Estate 4.5%
Alexandria Real Estate Equities, Inc.	36,448	4,421,507
American Campus Communities, Inc.	54,247	2,581,615
American Tower Corp.	166,728	24,684,080
AvalonBay Communities, Inc.	54,869	10,300,557
Boston Properties, Inc.	61,708	7,441,985
CBRE Group, Inc., Class A *	120,861	4,360,665
Crown Castle International Corp.	158,156	17,150,437
Digital Realty Trust, Inc.	64,765	7,664,290
Equinix, Inc.	30,416	14,247,159
Equity LifeStyle Properties, Inc.	33,020	2,943,733
Essex Property Trust, Inc.	25,989	6,912,294
Extra Space Storage, Inc.	47,986	3,725,153
Federal Realty Investment Trust	29,051	3,687,443
Highwoods Properties, Inc.	38,680	2,020,256
Invitation Homes, Inc.	42,442	982,108
JBG SMITH Properties *	33,228	1,087,552
Jones Lang LaSalle, Inc.	17,082	2,082,467
Kilroy Realty Corp.	37,441	2,592,040
Mid-America Apartment Communities, Inc.	45,284	4,820,935
Park Hotels & Resorts, Inc.	55,510	1,481,562
Public Storage	58,726	12,058,797
Realogy Holdings Corp.	54,573	1,850,025
SBA Communications Corp. *	48,344	7,423,221
Simon Property Group, Inc.	122,726	19,249,573
SL Green Realty Corp.	40,683	3,921,027
Sun Communities, Inc.	29,325	2,648,341
Taubman Centers, Inc.	22,699	1,185,796
The Macerich Co.	46,390	2,448,000
Ventas, Inc.	138,690	9,491,944
Vornado Realty Trust	66,457	4,950,382
Welltower, Inc.	141,954	10,393,872
		200,808,816

Retailing 9.5%
Advance Auto Parts, Inc.	28,795	2,819,031
Amazon.com, Inc. *	156,314	153,281,508
AutoNation, Inc. *(a)	25,222	1,144,322
AutoZone, Inc. *	11,205	5,921,170
Bed Bath & Beyond, Inc.	60,300	1,663,677
Burlington Stores, Inc. *	27,782	2,420,646
CarMax, Inc. *	75,336	5,058,812
Dick's Sporting Goods, Inc.	37,975	1,001,021
Dollar General Corp.	100,034	7,258,467
Dollar Tree, Inc. *	91,986	7,325,765
Expedia, Inc.	47,365	7,027,071
L Brands, Inc.	92,880	3,364,114
Liberty Interactive Corp. QVC Group, Class A *	173,968	3,848,172
Liberty Ventures, Series A *	31,927	1,965,426
LKQ Corp. *	120,914	4,189,670
Lowe's Cos., Inc.	336,417	24,857,852
Netflix, Inc. *	169,601	29,630,991
O'Reilly Automotive, Inc. *	35,747	7,011,059
Ross Stores, Inc.	152,323	8,903,279
Sally Beauty Holdings, Inc. *	62,055	1,153,602
Signet Jewelers Ltd.	26,599	1,677,599
The Home Depot, Inc.	470,736	70,549,204
The Michaels Cos., Inc. *	47,228	1,060,269
The Priceline Group, Inc. *	19,382	35,897,015
The TJX Cos., Inc.	254,530	18,402,519

27
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Tiffany & Co.	41,775	3,818,235
Tractor Supply Co.	49,821	2,964,848
TripAdvisor, Inc. *	44,093	1,884,094
Ulta Salon, Cosmetics & Fragrance, Inc. *	22,468	4,965,653
Urban Outfitters, Inc. *	36,559	747,266
Williams-Sonoma, Inc.	32,831	1,510,226
		423,322,583

Semiconductors & Semiconductor Equipment 2.9%
Broadcom Ltd.	157,576	39,720,182
Lam Research Corp.	63,854	10,598,487
NVIDIA Corp.	233,885	39,629,474
Qorvo, Inc. *	49,367	3,614,652
QUALCOMM, Inc.	581,482	30,394,064
Skyworks Solutions, Inc.	73,352	7,728,367
		131,685,226

Software & Services 19.4%
Accenture plc, Class A	245,277	32,072,421
Activision Blizzard, Inc.	270,153	17,711,231
Adobe Systems, Inc. *	195,380	30,315,161
Akamai Technologies, Inc. *	68,803	3,244,061
Alliance Data Systems Corp.	22,623	5,101,486
Alphabet, Inc., Class A *	117,277	112,027,681
Alphabet, Inc., Class C *	117,515	110,385,365
ANSYS, Inc. *	33,350	4,296,147
Autodesk, Inc. *	77,324	8,850,505
Automatic Data Processing, Inc.	176,358	18,776,836
Cadence Design Systems, Inc. *	107,690	4,231,140
CDK Global, Inc.	58,772	3,790,794
Citrix Systems, Inc. *	60,290	4,715,281
Cognizant Technology Solutions Corp., Class A	231,102	16,355,089
CoStar Group, Inc. *	12,477	3,576,158
Dell Technologies, Inc., Class V *	52,898	3,963,647
eBay, Inc. *	400,182	14,458,576
Electronic Arts, Inc. *	122,146	14,840,739
Facebook, Inc., Class A *	931,462	160,183,520
Fidelity National Information Services, Inc.	128,475	11,937,897
Fiserv, Inc. *	83,114	10,282,033
FleetCor Technologies, Inc. *	36,852	5,298,212
Fortinet, Inc. *	58,895	2,249,789
Gartner, Inc. *	34,859	4,203,647
Global Payments, Inc.	60,268	5,754,991
IAC/InterActiveCorp *	29,266	3,321,984
Intuit, Inc.	96,053	13,586,697
Jack Henry & Associates, Inc.	31,462	3,242,788
MasterCard, Inc., Class A	368,622	49,137,313
Nuance Communications, Inc. *	100,264	1,611,242
PayPal Holdings, Inc. *	439,894	27,132,662
Red Hat, Inc. *	71,097	7,642,927
Sabre Corp.	87,529	1,614,035
salesforce.com, Inc. *	264,779	25,283,747
ServiceNow, Inc. *	66,748	7,755,450
Splunk, Inc. *	52,673	3,533,832
SS&C Technologies Holdings, Inc.	68,571	2,654,383
Synopsys, Inc. *	60,143	4,836,700
The Ultimate Software Group, Inc. *	11,880	2,386,692
Total System Services, Inc.	64,563	4,462,595
Twitter, Inc. *	236,014	3,990,997
Tyler Technologies, Inc. *	13,668	2,361,830
Vantiv, Inc., Class A *	63,674	4,501,115
VeriSign, Inc. *	34,852	3,615,895
Visa, Inc., Class A	727,219	75,281,711
VMware, Inc., Class A *	28,448	3,075,229
Workday, Inc., Class A *	50,890	5,582,124
Security	Number of Shares	Value ($)
Zillow Group, Inc., Class A *	18,405	734,728
Zillow Group, Inc., Class C *	39,633	1,570,259
		867,539,342

Technology Hardware & Equipment 8.4%
Amphenol Corp., Class A	121,284	9,816,727
Apple, Inc.	2,053,764	336,817,296
Arista Networks, Inc. *	17,608	3,101,649
CDW Corp.	60,953	3,865,639
CommScope Holding Co., Inc. *	76,398	2,525,718
F5 Networks, Inc. *	25,558	3,051,114
FLIR Systems, Inc.	55,611	2,113,218
Juniper Networks, Inc.	152,234	4,221,449
Palo Alto Networks, Inc. *	35,766	4,745,791
Trimble, Inc. *	102,765	3,974,950
		374,233,551

Telecommunication Services 0.3%
Level 3 Communications, Inc. *	115,778	6,301,796
T-Mobile US, Inc. *	113,887	7,369,628
		13,671,424

Transportation 3.3%
Alaska Air Group, Inc.	49,128	3,667,897
AMERCO	2,578	962,135
Avis Budget Group, Inc. *	31,251	1,132,224
C.H. Robinson Worldwide, Inc.	55,423	3,914,527
Delta Air Lines, Inc.	288,702	13,623,847
FedEx Corp.	97,253	20,849,098
Genesee & Wyoming, Inc., Class A *	22,601	1,549,525
Hertz Global Holdings, Inc. *	22,116	480,802
J.B. Hunt Transport Services, Inc.	34,242	3,386,191
JetBlue Airways Corp. *	133,147	2,637,642
Kansas City Southern	41,437	4,285,829
Macquarie Infrastructure Corp.	31,880	2,374,422
Old Dominion Freight Line, Inc.	27,456	2,742,854
Southwest Airlines Co.	239,168	12,470,220
Union Pacific Corp.	317,703	33,454,126
United Continental Holdings, Inc. *	110,801	6,865,230
United Parcel Service, Inc., Class B	271,240	31,019,006
		145,415,575

Utilities 0.0%
Calpine Corp. *	149,297	2,194,666
Total Common Stock
(Cost $3,505,832,503)		4,457,034,194

Other Investment Companies 0.5% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (c)	8,764,988	8,764,988

Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)	11,888,731	11,888,731
Total Other Investment Companies
(Cost $20,653,719)		20,653,719

28
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings as of August 31, 2017 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	105	12,968,025	132,367
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,619,096.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
29
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.3%
Adient plc	28,959	2,046,822
Autoliv, Inc.	26,291	2,855,728
Delphi Automotive plc	82,539	7,956,760
Ford Motor Co.	1,199,036	13,225,367
General Motors Co.	419,193	15,317,312
Harley-Davidson, Inc.	54,244	2,550,011
The Goodyear Tire & Rubber Co.	78,014	2,363,824
		46,315,824

Banks 11.5%
Bank of America Corp.	3,054,723	72,977,333
BB&T Corp.	247,092	11,388,470
BOK Financial Corp.	6,133	493,584
Citigroup, Inc.	843,148	57,359,358
Citizens Financial Group, Inc.	154,617	5,122,461
Comerica, Inc.	54,425	3,714,506
Cullen/Frost Bankers, Inc.	17,620	1,483,604
Fifth Third Bancorp	226,640	5,922,103
Huntington Bancshares, Inc.	331,008	4,167,391
JPMorgan Chase & Co.	1,089,983	99,068,555
KeyCorp	334,457	5,756,005
M&T Bank Corp.	47,680	7,049,965
New York Community Bancorp, Inc.	144,142	1,736,911
People's United Financial, Inc.	98,868	1,651,096
Regions Financial Corp.	369,582	5,214,802
SunTrust Banks, Inc.	149,374	8,230,507
TFS Financial Corp.	17,029	261,906
The PNC Financial Services Group, Inc.	148,283	18,596,171
U.S. Bancorp	487,623	24,990,679
Wells Fargo & Co.	1,377,200	70,333,604
		405,519,011

Capital Goods 7.8%
AGCO Corp.	21,742	1,488,240
Allison Transmission Holdings, Inc.	48,661	1,689,997
Arconic, Inc.	135,032	3,439,265
Caterpillar, Inc.	180,998	21,265,455
Donaldson Co., Inc.	41,949	1,982,090
Eaton Corp. plc	137,795	9,888,169
Emerson Electric Co.	199,160	11,758,406
Fluor Corp.	42,144	1,625,494
General Dynamics Corp.	86,566	17,430,064
General Electric Co.	2,667,309	65,482,436
Honeywell International, Inc.	234,645	32,444,364
Illinois Tool Works, Inc.	94,438	12,986,169
Ingersoll-Rand plc	78,099	6,668,874
Johnson Controls International plc	286,854	11,356,550
L3 Technologies, Inc.	24,181	4,388,368
Lincoln Electric Holdings, Inc.	18,555	1,611,316
Masco Corp.	97,738	3,593,826
Parker-Hannifin Corp.	40,305	6,484,672
Raytheon Co.	89,659	16,318,835
Rockwell Automation, Inc.	38,781	6,362,411
Security	Number of Shares	Value ($)
Rockwell Collins, Inc.	49,846	6,532,318
United Technologies Corp.	227,988	27,294,723
Xylem, Inc.	55,513	3,445,692
		275,537,734

Commercial & Professional Services 0.5%
ManpowerGroup, Inc.	21,105	2,353,419
Republic Services, Inc.	68,298	4,455,761
Waste Management, Inc.	123,544	9,526,478
		16,335,658

Consumer Durables & Apparel 0.6%
Coach, Inc.	86,931	3,625,023
Garmin Ltd.	36,593	1,884,540
Hasbro, Inc.	34,601	3,399,548
Leggett & Platt, Inc.	41,391	1,902,744
Mattel, Inc.	104,125	1,688,908
Newell Brands, Inc.	145,997	7,048,735
PulteGroup, Inc.	86,099	2,223,076
		21,772,574

Consumer Services 1.8%
Aramark	74,881	3,046,908
Carnival Corp.	128,969	8,960,766
Darden Restaurants, Inc.	38,128	3,129,928
H&R Block, Inc.	61,733	1,650,740
McDonald's Corp.	250,003	39,992,980
Service Corp. International	59,118	2,089,230
Wyndham Worldwide Corp.	32,293	3,218,966
		62,089,518

Diversified Financials 3.6%
AGNC Investment Corp.	113,612	2,447,202
Ally Financial, Inc.	139,557	3,153,988
Annaly Capital Management, Inc.	337,989	4,224,863
Capital One Financial Corp.	146,966	11,699,963
CME Group, Inc.	105,016	13,211,013
Discover Financial Services	116,812	6,886,067
Eaton Vance Corp.	35,968	1,711,357
Franklin Resources, Inc.	107,144	4,631,835
Invesco Ltd.	122,329	4,009,945
Lazard Ltd., Class A	38,624	1,656,583
Legg Mason, Inc.	27,463	1,048,812
Nasdaq, Inc.	33,845	2,551,236
Navient Corp.	89,863	1,186,192
Northern Trust Corp.	65,366	5,784,891
Santander Consumer USA Holdings, Inc. *	30,910	441,395
Starwood Property Trust, Inc.	81,543	1,811,070
State Street Corp.	107,546	9,946,930
Synchrony Financial	236,428	7,279,618
The Bank of New York Mellon Corp.	318,023	16,626,242
The Goldman Sachs Group, Inc.	112,239	25,112,354
Voya Financial, Inc.	55,864	2,135,681
		127,557,237

30
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Energy 8.2%
Andeavor	46,352	4,642,153
Apache Corp.	116,375	4,520,005
Chesapeake Energy Corp. *(a)	247,548	901,075
Chevron Corp.	579,629	62,379,673
ConocoPhillips	378,291	16,516,185
Devon Energy Corp.	159,863	5,019,698
Energen Corp. *	34,337	1,760,801
Exxon Mobil Corp.	1,299,550	99,194,651
Helmerich & Payne, Inc. (a)	33,023	1,398,194
Hess Corp.	81,768	3,180,775
HollyFrontier Corp.	55,004	1,722,175
Kinder Morgan, Inc.	588,860	11,382,664
Marathon Oil Corp.	259,247	2,882,827
Marathon Petroleum Corp.	158,222	8,298,744
Murphy Oil Corp.	50,791	1,150,924
National Oilwell Varco, Inc.	116,557	3,574,803
Newfield Exploration Co. *	64,525	1,686,038
Noble Energy, Inc.	139,708	3,320,859
Occidental Petroleum Corp.	233,435	13,936,070
ONEOK, Inc.	115,448	6,252,664
Phillips 66	135,433	11,350,640
Range Resources Corp.	56,388	978,896
Southwestern Energy Co. *	153,010	833,905
Targa Resources Corp.	66,079	2,945,141
TechnipFMC plc *	142,987	3,693,354
The Williams Cos., Inc.	250,117	7,435,978
Transocean Ltd. *	113,954	929,865
Valero Energy Corp.	136,014	9,262,553
		291,151,310

Food & Staples Retailing 1.4%
Sysco Corp.	151,673	7,988,617
The Kroger Co.	278,510	6,091,013
Wal-Mart Stores, Inc.	452,454	35,323,084
		49,402,714

Food, Beverage & Tobacco 8.1%
Altria Group, Inc.	591,592	37,506,933
Archer-Daniels-Midland Co.	175,153	7,237,322
Bunge Ltd.	43,897	3,276,033
Campbell Soup Co.	59,317	2,740,445
ConAgra Brands, Inc.	125,251	4,065,648
Dr. Pepper Snapple Group, Inc.	57,389	5,225,268
General Mills, Inc.	175,324	9,337,756
Hormel Foods Corp.	80,932	2,487,850
Ingredion, Inc.	21,979	2,721,440
Kellogg Co.	75,890	4,967,759
Lamb Weston Holdings, Inc.	41,553	1,889,830
McCormick & Co., Inc. Non-Voting Shares	34,228	3,256,110
Molson Coors Brewing Co., Class B	56,614	5,081,107
Mondelez International, Inc., Class A	465,656	18,933,573
PepsiCo, Inc.	437,634	50,647,383
Philip Morris International, Inc.	476,441	55,710,246
Pilgrim's Pride Corp. *	19,313	568,768
Pinnacle Foods, Inc.	36,762	2,180,354
The Coca-Cola Co.	1,177,864	53,651,705
The Kraft Heinz Co.	183,124	14,787,263
		286,272,793

Health Care Equipment & Services 2.3%
Abbott Laboratories	530,730	27,035,386
Anthem, Inc.	81,158	15,910,214
Baxter International, Inc.	148,844	9,234,282
Security	Number of Shares	Value ($)
Boston Scientific Corp. *	420,833	11,593,949
Cardinal Health, Inc.	95,758	6,459,835
Patterson Cos., Inc.	26,192	1,008,392
Quest Diagnostics, Inc.	42,277	4,580,713
Zimmer Biomet Holdings, Inc.	61,239	6,997,781
		82,820,552

Household & Personal Products 3.0%
Colgate-Palmolive Co.	269,690	19,320,592
Edgewell Personal Care Co. *	17,614	1,337,607
Kimberly-Clark Corp.	108,402	13,364,882
The Procter & Gamble Co.	784,673	72,401,778
		106,424,859

Insurance 4.8%
Aflac, Inc.	121,557	10,034,530
American Financial Group, Inc.	21,616	2,200,725
American International Group, Inc.	270,837	16,380,222
Arthur J. Gallagher & Co.	55,459	3,211,076
Assurant, Inc.	17,452	1,652,530
Athene Holding Ltd., Class A *	16,954	907,209
Axis Capital Holdings Ltd.	26,004	1,566,481
Brighthouse Financial, Inc. *	30,023	1,713,413
Brown & Brown, Inc.	34,614	1,556,245
Chubb Ltd.	143,834	20,341,004
Cincinnati Financial Corp.	44,936	3,452,882
CNA Financial Corp.	8,666	425,154
FNF Group	84,637	4,082,889
Lincoln National Corp.	68,034	4,616,787
Loews Corp.	84,495	3,935,777
Marsh & McLennan Cos., Inc.	158,504	12,375,992
MetLife, Inc.	330,135	15,460,222
Principal Financial Group, Inc.	80,885	5,056,930
Prudential Financial, Inc.	131,231	13,396,061
Reinsurance Group of America, Inc.	20,293	2,728,394
The Allstate Corp.	111,308	10,073,374
The Hartford Financial Services Group, Inc.	113,707	6,148,138
The Progressive Corp.	177,517	8,250,990
The Travelers Cos., Inc.	86,344	10,463,166
Torchmark Corp.	32,941	2,535,469
Unum Group	69,011	3,324,950
XL Group Ltd.	82,100	3,362,816
		169,253,426

Materials 3.4%
Air Products & Chemicals, Inc.	67,452	9,805,497
Albemarle Corp.	33,738	3,922,380
Ashland Global Holdings, Inc.	19,010	1,179,570
Avery Dennison Corp.	27,456	2,588,003
Celanese Corp., Series A	43,014	4,173,218
CF Industries Holdings, Inc.	70,683	2,049,100
E.I. du Pont de Nemours & Co.	265,910	22,317,826
Eastman Chemical Co.	44,208	3,810,730
Freeport-McMoRan, Inc. *	406,996	6,015,401
Huntsman Corp.	62,042	1,648,456
International Paper Co.	125,685	6,770,651
LyondellBasell Industries N.V., Class A	100,290	9,085,271
Newmont Mining Corp.	162,166	6,217,444
Nucor Corp.	97,514	5,373,997
Reliance Steel & Aluminum Co.	22,814	1,652,190
RPM International, Inc.	40,661	1,991,169
Sealed Air Corp.	59,276	2,630,669
Sonoco Products Co.	30,916	1,492,006
Steel Dynamics, Inc.	72,301	2,490,769
The Dow Chemical Co.	344,747	22,977,388

31
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Mosaic Co.	105,583	2,109,548
Westlake Chemical Corp.	10,860	835,243
		121,136,526

Media 1.7%
CBS Corp., Class B Non-Voting Shares	115,076	7,371,769
Liberty Broadband Corp., Class C *	21,274	2,159,949
News Corp., Class A	125,251	1,674,606
News Corp., Class B	35,605	487,789
Omnicom Group, Inc.	72,029	5,213,459
TEGNA, Inc.	62,303	786,264
The Interpublic Group of Cos., Inc.	122,638	2,469,929
Time Warner, Inc.	237,188	23,979,707
Tribune Media Co., Class A	20,304	813,581
Twenty-First Century Fox, Inc., Class A	319,533	8,815,915
Twenty-First Century Fox, Inc., Class B	151,487	4,105,298
Viacom, Inc., Class B	110,839	3,169,995
		61,048,261

Pharmaceuticals, Biotechnology & Life Sciences 9.3%
AbbVie, Inc.	486,886	36,662,516
Agilent Technologies, Inc.	98,278	6,360,552
Bristol-Myers Squibb Co.	504,480	30,510,950
Eli Lilly & Co.	296,921	24,136,708
Johnson & Johnson	826,108	109,351,916
Merck & Co., Inc.	837,107	53,457,653
PerkinElmer, Inc.	32,964	2,208,258
Pfizer, Inc.	1,832,653	62,163,590
Quintiles IMS Holdings, Inc. *	42,620	4,092,799
		328,944,942

Real Estate 2.5%
American Homes 4 Rent, Class A	69,514	1,540,430
Apartment Investment & Management Co., Class A	46,493	2,107,528
Brixmor Property Group, Inc.	80,807	1,512,707
Camden Property Trust	25,941	2,321,201
DDR Corp.	103,710	1,003,913
Douglas Emmett, Inc.	44,238	1,723,513
Duke Realty Corp.	109,829	3,264,118
Equity Residential	110,908	7,447,472
Forest City Realty Trust, Inc., Class A	67,764	1,623,625
Gaming & Leisure Properties, Inc.	61,770	2,420,766
GGP, Inc.	178,606	3,706,075
HCP, Inc.	144,636	4,311,599
Host Hotels & Resorts, Inc.	230,922	4,184,307
Iron Mountain, Inc.	73,601	2,901,351
Kimco Realty Corp.	131,849	2,586,877
Lamar Advertising Co., Class A	25,413	1,691,489
Liberty Property Trust	45,042	1,918,789
National Retail Properties, Inc.	44,121	1,845,581
Omega Healthcare Investors, Inc.	60,960	1,942,795
Prologis, Inc.	161,439	10,228,775
Realty Income Corp.	84,128	4,842,408
Regency Centers Corp.	43,885	2,822,683
Senior Housing Properties Trust	77,381	1,525,953
Spirit Realty Capital, Inc.	148,974	1,296,074
UDR, Inc.	84,278	3,271,672
VEREIT, Inc.	302,227	2,550,796
Weingarten Realty Investors	33,643	1,077,922
Weyerhaeuser Co.	229,879	7,496,354
WP Carey, Inc.	33,083	2,277,765
		87,444,538

Security	Number of Shares	Value ($)
Retailing 0.8%
Best Buy Co., Inc.	81,264	4,409,385
Foot Locker, Inc.	39,469	1,390,493
Genuine Parts Co.	45,296	3,751,868
Kohl's Corp.	53,481	2,127,474
Macy's, Inc.	88,782	1,844,002
Nordstrom, Inc. (a)	34,442	1,536,802
Staples, Inc.	208,881	2,133,719
Target Corp.	167,376	9,127,013
The Gap, Inc.	63,782	1,506,531
		27,827,287

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc. *	234,397	3,047,161
Analog Devices, Inc.	114,107	9,547,333
Applied Materials, Inc.	327,971	14,798,051
First Solar, Inc. *	22,952	1,077,826
Intel Corp.	1,442,901	50,602,538
KLA-Tencor Corp.	48,940	4,585,189
Marvell Technology Group Ltd.	133,457	2,390,215
Maxim Integrated Products, Inc.	86,189	4,021,579
Microchip Technology, Inc.	69,989	6,075,045
Micron Technology, Inc. *	320,354	10,241,717
Texas Instruments, Inc.	305,139	25,271,612
Xilinx, Inc.	75,165	4,965,400
		136,623,666

Software & Services 8.4%
Amdocs Ltd.	45,638	2,956,886
Broadridge Financial Solutions, Inc.	37,068	2,896,123
CA, Inc.	95,713	3,175,757
CSRA, Inc.	46,585	1,467,893
DXC Technology Co.	87,333	7,423,305
International Business Machines Corp.	261,646	37,423,228
Leidos Holdings, Inc.	42,731	2,492,072
Microsoft Corp.	2,368,136	177,065,529
Oracle Corp.	918,710	46,238,674
Paychex, Inc.	97,636	5,568,181
Symantec Corp.	183,438	5,499,471
Teradata Corp. *	41,350	1,319,892
The Western Union Co.	145,965	2,761,658
		296,288,669

Technology Hardware & Equipment 3.4%
Arrow Electronics, Inc. *	26,843	2,132,139
Avnet, Inc.	37,888	1,461,340
Cisco Systems, Inc.	1,531,810	49,339,600
Corning, Inc.	284,631	8,185,988
Harris Corp.	37,040	4,552,216
Hewlett Packard Enterprise Co.	505,027	9,120,788
HP, Inc.	514,904	9,824,368
Jabil, Inc.	56,461	1,770,052
Keysight Technologies, Inc. *	56,200	2,296,332
Motorola Solutions, Inc.	49,255	4,340,351
National Instruments Corp.	33,368	1,347,734
NCR Corp. *	37,288	1,362,131
NetApp, Inc.	82,961	3,207,272
Seagate Technology plc	90,640	2,857,879
TE Connectivity Ltd.	109,355	8,704,658
Western Digital Corp.	89,893	7,934,855
Xerox Corp.	64,693	2,087,643
		120,525,346

32
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 3.9%
AT&T, Inc.	1,884,553	70,595,355
CenturyLink, Inc. (a)	170,344	3,359,184
Frontier Communications Corp. (a)	22,370	301,324
Sprint Corp. *	214,491	1,769,551
Verizon Communications, Inc.	1,250,751	59,998,525
Zayo Group Holdings, Inc. *	29,444	1,006,102
		137,030,041

Transportation 1.0%
American Airlines Group, Inc.	149,554	6,691,046
CSX Corp.	282,645	14,188,779
Expeditors International of Washington, Inc.	55,620	3,120,282
Norfolk Southern Corp.	89,293	10,761,592
		34,761,699

Utilities 6.4%
AES Corp.	201,885	2,228,810
Alliant Energy Corp.	70,687	3,021,162
Ameren Corp.	74,452	4,466,376
American Electric Power Co., Inc.	149,700	11,022,411
American Water Works Co., Inc.	54,897	4,441,167
Aqua America, Inc.	52,578	1,756,105
Atmos Energy Corp.	32,845	2,891,674
Avangrid, Inc.	18,659	910,932
CenterPoint Energy, Inc.	132,006	3,910,018
CMS Energy Corp.	84,736	4,113,086
Consolidated Edison, Inc.	93,515	7,880,509
Dominion Energy, Inc.	193,427	15,236,245
DTE Energy Co.	54,245	6,092,798
Duke Energy Corp.	214,763	18,748,810
Edison International	100,047	8,021,769
Entergy Corp.	54,887	4,345,404
Eversource Energy	97,219	6,124,797
Exelon Corp.	285,390	10,807,719
FirstEnergy Corp.	134,643	4,386,669
National Fuel Gas Co.	24,841	1,440,281
NextEra Energy, Inc.	143,324	21,571,695
NiSource, Inc.	96,189	2,584,598
NRG Energy, Inc.	100,088	2,493,192
OGE Energy Corp.	60,783	2,171,169
PG&E Corp.	157,420	11,079,220
Pinnacle West Capital Corp.	33,257	2,992,132
PPL Corp.	211,382	8,294,630
Public Service Enterprise Group, Inc.	153,802	7,204,086
SCANA Corp.	43,488	2,625,805
Sempra Energy	77,532	9,143,349
The Southern Co.	305,513	14,744,057
UGI Corp.	53,567	2,646,746
Vistra Energy Corp.	89,704	1,587,761
WEC Energy Group, Inc.	97,920	6,386,342
Westar Energy, Inc.	42,681	2,189,962
Xcel Energy, Inc.	154,863	7,665,719
		227,227,205
Total Common Stock
(Cost $3,061,305,439)		3,519,311,390

Security	Number of Shares	Value ($)
Other Investment Companies 0.2% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (b)	1,468,786	1,468,786

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.92% (b)	6,587,794	6,587,794
Total Other Investment Companies
(Cost $8,056,580)		8,056,580

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	107	13,215,035	66,044
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $6,312,108.
(b)	The rate shown is the 7-day yield.

33
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.6%
Adient plc	115,390	8,155,765
BorgWarner, Inc.	251,323	11,663,901
Gentex Corp.	355,045	6,486,672
Lear Corp.	86,293	12,904,255
The Goodyear Tire & Rubber Co.	314,223	9,520,957
Thor Industries, Inc.	59,000	6,409,760
		55,141,310

Banks 5.1%
Associated Banc-Corp.	192,085	4,206,661
Bank of the Ozarks, Inc.	152,473	6,550,240
BankUnited, Inc.	132,254	4,401,413
BOK Financial Corp.	27,229	2,191,390
CIT Group, Inc.	168,816	7,571,398
Comerica, Inc.	220,124	15,023,463
Commerce Bancshares, Inc.	107,593	5,916,539
Cullen/Frost Bankers, Inc.	70,423	5,929,617
East West Bancorp, Inc.	180,033	9,968,427
First Hawaiian, Inc.	60,810	1,647,343
First Republic Bank	192,517	18,683,775
Huntington Bancshares, Inc.	1,350,500	17,002,795
Investors Bancorp, Inc.	387,891	5,077,493
New York Community Bancorp, Inc.	598,777	7,215,263
PacWest Bancorp	148,031	6,683,600
People's United Financial, Inc.	433,588	7,240,920
Popular, Inc.	126,498	5,048,535
Prosperity Bancshares, Inc.	85,542	5,111,134
Signature Bank *	66,587	8,545,775
SVB Financial Group *	64,998	11,006,761
Synovus Financial Corp.	153,223	6,453,753
TFS Financial Corp.	79,847	1,228,047
Western Alliance Bancorp *	118,000	5,691,140
Zions Bancorp	254,495	11,111,252
		179,506,734

Capital Goods 10.2%
A.O. Smith Corp.	182,610	10,169,551
AECOM *	194,874	6,528,279
AGCO Corp.	81,953	5,609,683
Allegion plc	119,085	9,373,180
Allison Transmission Holdings, Inc.	189,953	6,597,068
BWX Technologies, Inc.	125,800	6,883,776
Carlisle Cos., Inc.	81,032	7,672,920
Chicago Bridge & Iron Co. N.V. (a)	121,405	1,498,138
Colfax Corp. *	124,318	4,957,802
Crane Co.	62,567	4,644,348
Curtiss-Wright Corp.	55,853	5,407,687
Donaldson Co., Inc.	163,970	7,747,583
EMCOR Group, Inc.	75,231	4,968,255
Flowserve Corp.	160,973	6,323,019
Fluor Corp.	176,185	6,795,455
Fortune Brands Home & Security, Inc.	192,051	12,008,949
Gardner Denver Holdings, Inc. *	52,748	1,239,051
Security	Number of Shares	Value ($)
Graco, Inc.	70,298	8,120,122
HD Supply Holdings, Inc. *	252,071	8,393,964
HEICO Corp.	31,129	2,669,934
HEICO Corp., Class A	55,766	4,051,400
Hexcel Corp.	112,237	6,034,983
Hubbell, Inc.	63,470	7,158,781
Huntington Ingalls Industries, Inc.	56,908	12,176,036
IDEX Corp.	95,409	11,218,190
ITT, Inc.	111,662	4,506,678
Jacobs Engineering Group, Inc.	148,799	8,108,058
Lennox International, Inc.	48,135	7,977,414
Lincoln Electric Holdings, Inc.	75,747	6,577,869
MSC Industrial Direct Co., Inc., Class A	56,046	3,860,448
Nordson Corp.	66,089	7,223,528
Orbital ATK, Inc.	71,825	8,014,234
Oshkosh Corp.	93,038	6,940,635
Owens Corning	139,530	10,343,359
Quanta Services, Inc. *	180,420	6,482,491
Regal Beloit Corp.	56,568	4,265,227
Sensata Technologies Holding N.V. *	214,597	9,583,902
Snap-on, Inc.	71,730	10,585,196
Spirit AeroSystems Holdings, Inc., Class A	152,421	11,355,364
Teledyne Technologies, Inc. *	44,217	6,635,203
The Middleby Corp. *	71,180	8,662,606
The Timken Co.	89,223	4,001,652
The Toro Co.	133,636	8,242,668
Trinity Industries, Inc.	187,058	5,394,753
United Rentals, Inc. *	105,920	12,504,915
USG Corp. *	114,763	3,442,890
WABCO Holdings, Inc. *	63,350	9,098,327
Wabtec Corp.	107,772	7,605,470
Watsco, Inc.	36,746	5,414,891
Woodward, Inc.	69,429	4,874,610
Xylem, Inc.	223,593	13,878,418
		363,828,960

Commercial & Professional Services 1.9%
Clean Harbors, Inc. *	66,469	3,595,308
Copart, Inc. *	255,699	8,358,800
KAR Auction Services, Inc.	170,134	7,671,342
ManpowerGroup, Inc.	82,189	9,164,896
Pitney Bowes, Inc.	235,802	3,030,056
Robert Half International, Inc.	158,750	7,191,375
Rollins, Inc.	121,564	5,398,657
Stericycle, Inc. *	105,565	7,589,068
The Dun & Bradstreet Corp.	45,937	5,119,219
TransUnion *	184,058	8,809,016
		65,927,737

Consumer Durables & Apparel 3.3%
Brunswick Corp.	110,548	5,801,559
CalAtlantic Group, Inc.	96,435	3,351,116
Carter's, Inc.	60,275	5,226,445
Columbia Sportswear Co.	34,728	1,989,567
Garmin Ltd.	143,652	7,398,078
Hasbro, Inc.	139,588	13,714,521
Leggett & Platt, Inc.	164,137	7,545,378

34
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Lennar Corp., B Shares	10,824	465,757
Lennar Corp., Class A	252,753	13,082,495
Lululemon Athletica, Inc. *	134,668	7,750,144
NVR, Inc. *	4,325	11,767,676
Polaris Industries, Inc. (a)	73,632	6,864,712
PulteGroup, Inc.	357,210	9,223,162
Ralph Lauren Corp.	67,935	5,970,807
Skechers U.S.A., Inc., Class A *	169,384	4,476,819
Tempur Sealy International, Inc. *	59,629	3,691,035
Toll Brothers, Inc.	185,074	7,210,483
		115,529,754

Consumer Services 3.5%
Aramark	307,721	12,521,168
Bright Horizons Family Solutions, Inc. *	61,772	4,937,436
Brinker International, Inc.	62,601	1,954,403
Cracker Barrel Old Country Store, Inc. (a)	30,000	4,459,800
Darden Restaurants, Inc.	154,481	12,681,345
Domino's Pizza, Inc.	59,355	10,818,042
Dunkin' Brands Group, Inc.	116,434	6,003,337
Extended Stay America, Inc.	241,940	4,739,605
H&R Block, Inc.	257,353	6,881,619
Service Corp. International	237,142	8,380,598
ServiceMaster Global Holdings, Inc. *	164,354	7,744,361
Six Flags Entertainment Corp.	99,157	5,410,998
Vail Resorts, Inc.	49,217	11,219,015
Wyndham Worldwide Corp.	130,956	13,053,694
Wynn Resorts Ltd.	99,572	13,839,512
		124,644,933

Diversified Financials 5.0%
Affiliated Managers Group, Inc.	70,184	12,400,811
AGNC Investment Corp.	444,044	9,564,708
CBOE Holdings, Inc.	114,103	11,511,852
Chimera Investment Corp.	217,512	4,147,954
Credit Acceptance Corp. *(a)	14,864	4,047,467
E*TRADE Financial Corp. *	342,355	14,039,978
Eaton Vance Corp.	143,501	6,827,777
FactSet Research Systems, Inc.	49,284	7,746,459
Federated Investors, Inc., Class B	113,254	3,092,967
Lazard Ltd., Class A	160,887	6,900,443
Legg Mason, Inc.	105,361	4,023,737
Leucadia National Corp.	401,432	9,505,910
LPL Financial Holdings, Inc.	101,671	4,762,270
MarketAxess Holdings, Inc.	47,515	9,168,019
MFA Financial, Inc.	478,034	4,197,138
Morningstar, Inc.	22,518	1,862,239
MSCI, Inc.	112,981	12,948,752
Navient Corp.	352,881	4,658,029
OneMain Holdings, Inc. *	68,348	1,870,685
Raymond James Financial, Inc.	160,427	12,564,643
Santander Consumer USA Holdings, Inc. *	143,852	2,054,206
SEI Investments Co.	165,558	9,678,521
Starwood Property Trust, Inc.	328,830	7,303,314
Two Harbors Investment Corp.	442,755	4,529,384
Voya Financial, Inc.	230,860	8,825,778
		178,233,041

Energy 4.5%
Antero Resources Corp. *	178,446	3,513,602
Chesapeake Energy Corp. *(a)	941,786	3,428,101
CONSOL Energy, Inc. *	215,385	3,133,852
Core Laboratories N.V.	55,443	4,888,964
Diamond Offshore Drilling, Inc. *(a)	84,717	962,385
Diamondback Energy, Inc. *	122,476	11,119,596
Security	Number of Shares	Value ($)
Energen Corp. *	119,035	6,104,115
Extraction Oil & Gas, Inc. *	53,689	705,473
Gulfport Energy Corp. *	198,302	2,484,724
Helmerich & Payne, Inc. (a)	134,040	5,675,254
HollyFrontier Corp.	219,800	6,881,938
Murphy Oil Corp.	205,649	4,660,006
Nabors Industries Ltd.	364,083	2,384,744
Newfield Exploration Co. *	247,500	6,467,175
Oceaneering International, Inc.	121,099	2,730,782
ONEOK, Inc.	472,972	25,616,164
Parsley Energy, Inc., Class A *	284,171	7,118,484
QEP Resources, Inc. *	301,600	2,277,080
Range Resources Corp.	235,110	4,081,510
Rice Energy, Inc. *	201,913	5,524,340
RSP Permian, Inc. *	138,696	4,352,280
Southwestern Energy Co. *	632,903	3,449,321
Targa Resources Corp.	267,870	11,938,966
TechnipFMC plc *	581,505	15,020,274
Transocean Ltd. *	489,277	3,992,500
Weatherford International plc *	1,219,156	4,669,367
World Fuel Services Corp.	84,647	2,923,707
WPX Energy, Inc. *	500,498	4,999,975
		161,104,679

Food & Staples Retailing 0.5%
Casey's General Stores, Inc.	48,996	5,165,158
Rite Aid Corp. *	1,334,399	3,229,246
Sprouts Farmers Market, Inc. *	155,059	3,091,877
US Foods Holding Corp. *	167,367	4,594,224
		16,080,505

Food, Beverage & Tobacco 1.6%
Blue Buffalo Pet Products, Inc. *	121,202	3,122,164
Flowers Foods, Inc.	230,870	4,010,212
Ingredion, Inc.	89,604	11,094,767
Lamb Weston Holdings, Inc.	172,383	7,839,979
Lancaster Colony Corp.	23,947	2,789,107
Pilgrim's Pride Corp. *	75,764	2,231,250
Pinnacle Foods, Inc.	145,923	8,654,693
Post Holdings, Inc. *	83,530	7,110,909
Seaboard Corp.	305	1,310,179
The Hain Celestial Group, Inc. *	126,311	5,080,228
TreeHouse Foods, Inc. *	70,421	4,717,503
		57,960,991

Health Care Equipment & Services 5.3%
ABIOMED, Inc. *	50,200	7,570,160
Acadia Healthcare Co., Inc. *	96,242	4,517,599
Alere, Inc. *	106,519	5,268,430
Align Technology, Inc. *	94,503	16,702,460
athenahealth, Inc. *	49,656	6,998,020
Brookdale Senior Living, Inc. *	233,101	2,827,515
DexCom, Inc. *	108,428	8,089,813
HealthSouth Corp.	122,840	5,619,930
Hill-Rom Holdings, Inc.	75,342	5,798,320
IDEXX Laboratories, Inc. *	109,884	17,079,270
MEDNAX, Inc. *	116,964	5,245,835
Molina Healthcare, Inc. *	53,502	3,424,128
Patterson Cos., Inc.	101,779	3,918,492
ResMed, Inc.	175,633	13,625,608
STERIS plc	106,936	9,320,542
Teleflex, Inc.	55,681	11,790,452
The Cooper Cos., Inc.	61,209	15,353,053
Varian Medical Systems, Inc. *	113,539	12,063,519
VCA, Inc. *	100,280	9,322,029

35
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Veeva Systems, Inc., Class A *	132,315	7,872,743
WellCare Health Plans, Inc. *	55,347	9,668,014
West Pharmaceutical Services, Inc.	92,222	8,027,003
		190,102,935

Household & Personal Products 0.6%
Edgewell Personal Care Co. *	72,010	5,468,439
Energizer Holdings, Inc.	78,572	3,468,954
Herbalife Ltd. *(a)	86,610	5,976,956
Nu Skin Enterprises, Inc., Class A	60,271	3,666,285
Spectrum Brands Holdings, Inc.	29,822	3,279,227
		21,859,861

Insurance 5.3%
Alleghany Corp. *	19,347	10,887,911
American Financial Group, Inc.	91,472	9,312,764
American National Insurance Co.	9,570	1,107,345
AmTrust Financial Services, Inc.	137,641	1,706,748
Arch Capital Group Ltd. *	161,143	15,685,660
Arthur J. Gallagher & Co.	224,626	13,005,845
Assurant, Inc.	67,954	6,434,564
Assured Guaranty Ltd.	152,180	6,473,737
Athene Holding Ltd., Class A *	64,418	3,447,007
Axis Capital Holdings Ltd.	104,783	6,312,128
Brown & Brown, Inc.	141,564	6,364,718
CNO Financial Group, Inc.	212,367	4,746,403
Erie Indemnity Co., Class A	22,796	2,753,529
Everest Re Group Ltd.	51,343	12,963,081
First American Financial Corp.	137,319	6,736,870
FNF Group	340,979	16,448,827
Old Republic International Corp.	306,126	5,843,945
Reinsurance Group of America, Inc.	80,015	10,758,017
RenaissanceRe Holdings Ltd.	50,220	6,988,615
Torchmark Corp.	136,178	10,481,621
Unum Group	286,283	13,793,115
Validus Holdings Ltd.	98,105	4,919,966
W.R. Berkley Corp.	119,153	7,940,356
White Mountains Insurance Group Ltd.	5,692	4,958,130
		190,070,902

Materials 6.1%
Albemarle Corp.	137,964	16,039,695
Alcoa Corp. *	186,018	8,162,470
AptarGroup, Inc.	77,345	6,466,815
Ashland Global Holdings, Inc.	78,395	4,864,410
Avery Dennison Corp.	110,525	10,418,087
Axalta Coating Systems Ltd. *	266,527	7,867,877
Bemis Co., Inc.	113,305	4,827,926
Berry Global Group, Inc. *	158,858	8,934,174
CF Industries Holdings, Inc.	288,563	8,365,441
Crown Holdings, Inc. *	169,101	9,982,032
Eagle Materials, Inc.	61,057	5,937,793
FMC Corp.	166,742	14,376,495
Graphic Packaging Holding Co.	389,933	5,088,626
Huntsman Corp.	249,676	6,633,891
International Flavors & Fragrances, Inc.	98,535	13,484,515
NewMarket Corp.	11,407	4,773,944
Owens-Illinois, Inc. *	202,823	4,997,559
Packaging Corp. of America	117,485	13,206,489
Reliance Steel & Aluminum Co.	91,727	6,642,869
Royal Gold, Inc.	82,287	7,675,731
RPM International, Inc.	166,121	8,134,945
Silgan Holdings, Inc.	94,704	2,849,643
Sonoco Products Co.	124,854	6,025,454
Steel Dynamics, Inc.	299,578	10,320,462
Security	Number of Shares	Value ($)
The Scotts Miracle-Gro Co., Class A	55,599	5,314,708
Valvoline, Inc.	252,857	5,383,326
W.R. Grace & Co.	85,276	6,095,529
Westlake Chemical Corp.	47,688	3,667,684
		216,538,590

Media 2.2%
AMC Networks, Inc., Class A *	64,970	3,948,877
Cinemark Holdings, Inc.	134,188	4,467,119
Liberty Broadband Corp., Class A *	33,168	3,364,230
Liberty Broadband Corp., Class C *	85,028	8,632,893
Liberty Global plc LiLAC, Class A *	60,409	1,571,238
Liberty Global plc LiLAC, Class C *	151,128	3,897,591
Lions Gate Entertainment Corp., Class A *	74,376	2,211,198
Lions Gate Entertainment Corp., Class B *	124,369	3,491,038
Live Nation Entertainment, Inc. *	164,938	6,590,922
News Corp., Class A	476,643	6,372,717
News Corp., Class B	144,153	1,974,896
Regal Entertainment Group, Class A	132,608	1,958,620
Scripps Networks Interactive, Inc., Class A	120,577	10,327,420
TEGNA, Inc.	271,958	3,432,110
The Interpublic Group of Cos., Inc.	490,391	9,876,475
The Madison Square Garden Co., Class A *	17,682	3,757,602
Tribune Media Co., Class A	91,183	3,653,703
		79,528,649

Pharmaceuticals, Biotechnology & Life Sciences 4.9%
ACADIA Pharmaceuticals, Inc. *	116,723	4,156,506
Akorn, Inc. *	110,044	3,620,448
Alkermes plc *	191,176	9,707,917
Alnylam Pharmaceuticals, Inc. *	100,751	8,637,383
Bio-Rad Laboratories, Inc., Class A *	25,931	5,648,290
Bio-Techne Corp.	47,405	5,867,791
Bioverativ, Inc. *	135,299	7,670,100
Bruker Corp.	134,070	3,900,096
Charles River Laboratories International, Inc. *	59,270	6,448,576
Endo International plc *	247,072	2,171,763
Horizon Pharma plc *	190,907	2,611,608
Intercept Pharmaceuticals, Inc. *(a)	22,244	2,593,873
Intrexon Corp. *(a)	75,736	1,494,271
Ionis Pharmaceuticals, Inc. *	153,718	8,242,359
Jazz Pharmaceuticals plc *	75,031	11,206,630
Juno Therapeutics, Inc. *	96,065	3,964,603
Mettler-Toledo International, Inc. *	32,045	19,390,109
Neurocrine Biosciences, Inc. *	108,313	6,130,516
OPKO Health, Inc. *(a)	451,354	2,888,666
PAREXEL International Corp. *	63,935	5,619,247
PerkinElmer, Inc.	135,770	9,095,232
Quintiles IMS Holdings, Inc. *	170,464	16,369,658
Seattle Genetics, Inc. *	120,517	6,330,758
TESARO, Inc. *	42,802	5,527,450
Ultragenyx Pharmaceutical, Inc. *	48,608	2,773,573
United Therapeutics Corp. *	56,689	7,414,921
VWR Corp. *	104,135	3,438,538
		172,920,882

Real Estate 10.8%
Alexandria Real Estate Equities, Inc.	112,283	13,621,051
American Campus Communities, Inc.	167,971	7,993,740
American Homes 4 Rent, Class A	290,658	6,440,981
Apartment Investment & Management Co., Class A	194,518	8,817,501
Brixmor Property Group, Inc.	327,568	6,132,073

36
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Camden Property Trust	108,571	9,714,933
CubeSmart	221,121	5,450,633
CyrusOne, Inc.	97,627	6,153,430
DCT Industrial Trust, Inc.	115,428	6,735,224
DDR Corp.	384,608	3,723,005
Douglas Emmett, Inc.	185,732	7,236,119
Duke Realty Corp.	446,562	13,271,823
EPR Properties	79,221	5,518,535
Equity Commonwealth *	153,707	4,755,695
Equity LifeStyle Properties, Inc.	101,037	9,007,449
Extra Space Storage, Inc.	156,590	12,156,082
Forest City Realty Trust, Inc., Class A	273,348	6,549,418
Gaming & Leisure Properties, Inc.	244,860	9,596,063
Gramercy Property Trust	186,366	5,676,708
Healthcare Realty Trust, Inc.	146,929	4,889,797
Healthcare Trust of America, Inc., Class A	237,911	7,391,895
Highwoods Properties, Inc.	129,135	6,744,721
Hospitality Properties Trust	203,973	5,580,701
Hudson Pacific Properties, Inc.	191,552	6,321,216
Invitation Homes, Inc.	97,643	2,259,459
Iron Mountain, Inc.	303,816	11,976,427
Jones Lang LaSalle, Inc.	56,898	6,936,435
Kilroy Realty Corp.	122,079	8,451,529
Lamar Advertising Co., Class A	104,436	6,951,260
Liberty Property Trust	182,592	7,778,419
Life Storage, Inc.	58,203	4,283,159
Medical Properties Trust, Inc.	455,983	6,000,736
Mid-America Apartment Communities, Inc.	141,380	15,051,315
National Retail Properties, Inc.	183,427	7,672,751
Omega Healthcare Investors, Inc.	245,342	7,819,050
Outfront Media, Inc.	168,835	3,714,370
Paramount Group, Inc.	232,075	3,662,143
Park Hotels & Resorts, Inc.	181,049	4,832,198
Rayonier, Inc.	155,824	4,520,454
Realogy Holdings Corp.	170,699	5,786,696
Regency Centers Corp.	183,068	11,774,934
Retail Properties of America, Inc., Class A	297,604	3,967,061
RLJ Lodging Trust	218,698	4,413,326
Senior Housing Properties Trust	299,753	5,911,129
Spirit Realty Capital, Inc.	599,551	5,216,094
STORE Capital Corp.	212,238	5,386,600
Sun Communities, Inc.	88,039	7,950,802
Tanger Factory Outlet Centers, Inc.	122,242	2,860,463
Taubman Centers, Inc.	76,853	4,014,801
The Howard Hughes Corp. *	45,632	5,354,915
UDR, Inc.	331,720	12,877,370
Uniti Group, Inc.	197,046	3,795,106
VEREIT, Inc.	1,206,372	10,181,788
Weingarten Realty Investors	149,355	4,785,334
WP Carey, Inc.	132,440	9,118,494
		384,783,411

Retailing 2.7%
AutoNation, Inc. *(a)	80,046	3,631,687
Bed Bath & Beyond, Inc.	180,821	4,988,851
Burlington Stores, Inc. *	86,615	7,546,765
Cabela's, Inc. *	65,633	3,524,492
Dick's Sporting Goods, Inc.	110,742	2,919,159
Floor & Decor Holdings, Inc., Class A *	22,529	809,692
Foot Locker, Inc.	162,122	5,711,558
GameStop Corp., Class A	125,053	2,313,480
Groupon, Inc. *	513,074	2,278,049
J.C. Penney Co., Inc. *(a)	392,156	1,517,644
Kohl's Corp.	212,179	8,440,481
Liberty Ventures, Series A *	102,233	6,293,463
LKQ Corp. *	383,641	13,293,161
Security	Number of Shares	Value ($)
Penske Automotive Group, Inc.	47,808	2,025,147
Pool Corp.	51,500	5,134,035
Sally Beauty Holdings, Inc. *	167,181	3,107,895
Signet Jewelers Ltd.	84,009	5,298,448
Staples, Inc.	819,756	8,373,808
The Michaels Cos., Inc. *	131,945	2,962,165
Urban Outfitters, Inc. *	105,792	2,162,388
Williams-Sonoma, Inc.	100,171	4,607,866
		96,940,234

Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc. *	957,670	12,449,710
Cavium, Inc. *	83,958	5,315,381
First Solar, Inc. *	97,294	4,568,926
KLA-Tencor Corp.	195,440	18,310,774
Marvell Technology Group Ltd.	540,774	9,685,262
Microsemi Corp. *	145,236	7,316,990
ON Semiconductor Corp. *	526,500	8,992,620
Qorvo, Inc. *	158,119	11,577,473
Teradyne, Inc.	248,605	8,852,824
		87,069,960

Software & Services 10.2%
Amdocs Ltd.	183,252	11,872,897
ANSYS, Inc. *	107,160	13,804,351
Aspen Technology, Inc. *	92,224	5,833,168
Black Knight Financial Services, Inc., Class A *	33,702	1,435,705
Booz Allen Hamilton Holding Corp.	182,446	6,223,233
Broadridge Financial Solutions, Inc.	146,034	11,409,636
Cadence Design Systems, Inc. *	346,931	13,630,919
CDK Global, Inc.	180,283	11,628,254
CoStar Group, Inc. *	40,547	11,621,581
CSRA, Inc.	183,510	5,782,400
DST Systems, Inc.	77,753	3,991,062
DXC Technology Co.	351,231	29,854,635
Euronet Worldwide, Inc. *	65,906	6,476,583
Fair Isaac Corp.	38,800	5,461,488
FireEye, Inc. *	202,597	2,992,358
Fortinet, Inc. *	186,673	7,130,909
Gartner, Inc. *	112,698	13,590,252
Genpact Ltd.	161,255	4,587,705
GoDaddy, Inc., Class A *	54,928	2,461,873
Guidewire Software, Inc. *	91,786	6,949,118
IAC/InterActiveCorp *	91,739	10,413,294
Jack Henry & Associates, Inc.	96,604	9,956,974
Leidos Holdings, Inc.	179,402	10,462,725
Manhattan Associates, Inc. *	86,744	3,647,585
MAXIMUS, Inc.	80,473	4,891,149
Nuance Communications, Inc. *	322,019	5,174,845
Pandora Media, Inc. *(a)	284,758	2,406,205
PTC, Inc. *	143,295	8,024,520
Sabre Corp.	253,467	4,673,931
Splunk, Inc. *	172,071	11,544,243
SS&C Technologies Holdings, Inc.	215,424	8,339,063
Synopsys, Inc. *	186,712	15,015,379
Syntel, Inc.	33,547	605,859
Tableau Software, Inc., Class A *	74,474	5,397,876
Take-Two Interactive Software, Inc. *	129,541	12,667,814
Teradata Corp. *	164,548	5,252,372
The Ultimate Software Group, Inc. *	37,079	7,449,171
Total System Services, Inc.	205,586	14,210,104
Tyler Technologies, Inc. *	41,837	7,229,434
Vantiv, Inc., Class A *	201,631	14,253,295
VeriSign, Inc. *	109,734	11,384,903
WEX, Inc. *	48,818	5,327,997

37
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Zillow Group, Inc., Class A *	58,533	2,336,637
Zillow Group, Inc., Class C *	132,834	5,262,883
		362,666,385

Technology Hardware & Equipment 4.1%
Acacia Communications, Inc. *(a)	16,736	817,219
Arista Networks, Inc. *	53,039	9,342,820
ARRIS International plc *	232,628	6,481,016
Arrow Electronics, Inc. *	111,835	8,883,054
Avnet, Inc.	154,936	5,975,882
Brocade Communications Systems, Inc.	508,156	6,290,971
CDW Corp.	194,364	12,326,565
Cognex Corp.	107,641	11,729,640
CommScope Holding Co., Inc. *	238,743	7,892,844
Dolby Laboratories, Inc., Class A	74,031	3,735,604
FLIR Systems, Inc.	171,912	6,532,656
IPG Photonics Corp. *	47,175	8,292,893
Jabil, Inc.	227,855	7,143,254
Keysight Technologies, Inc. *	229,400	9,373,284
National Instruments Corp.	131,652	5,317,424
NCR Corp. *	153,389	5,603,300
SYNNEX Corp.	36,200	4,329,882
Trimble, Inc. *	312,234	12,077,211
Ubiquiti Networks, Inc. *(a)	31,300	1,865,167
ViaSat, Inc. *	65,661	4,176,696
Zebra Technologies Corp., Class A *	65,039	6,704,871
		144,892,253

Telecommunication Services 0.3%
Frontier Communications Corp. (a)	97,367	1,311,534
Telephone & Data Systems, Inc.	118,248	3,465,849
Zayo Group Holdings, Inc. *	121,379	4,147,520
		8,924,903

Transportation 2.6%
Alaska Air Group, Inc.	154,178	11,510,929
AMERCO	6,761	2,523,273
Avis Budget Group, Inc. *	108,618	3,935,230
Expeditors International of Washington, Inc.	223,804	12,555,404
Genesee & Wyoming, Inc., Class A *	76,388	5,237,161
Hertz Global Holdings, Inc. *	91,104	1,980,601
J.B. Hunt Transport Services, Inc.	106,531	10,534,851
JetBlue Airways Corp. *	420,182	8,323,805
Kirby Corp. *	68,256	4,272,826
Landstar System, Inc.	52,823	4,931,027
Macquarie Infrastructure Corp.	94,406	7,031,359
Old Dominion Freight Line, Inc.	86,375	8,628,863
Ryder System, Inc.	67,825	5,263,220
XPO Logistics, Inc. *	107,425	6,574,410
		93,302,959

Utilities 5.1%
AES Corp.	830,718	9,171,127
Alliant Energy Corp.	286,303	12,236,590
Aqua America, Inc.	223,603	7,468,340
Atmos Energy Corp.	130,391	11,479,624
Calpine Corp. *	450,942	6,628,847
CenterPoint Energy, Inc.	538,901	15,962,248
Great Plains Energy, Inc.	267,772	8,217,923
IDACORP, Inc.	63,634	5,662,153
MDU Resources Group, Inc.	240,786	6,510,853
National Fuel Gas Co.	104,813	6,077,058
NiSource, Inc.	406,413	10,920,317
Security	Number of Shares	Value ($)
NRG Energy, Inc.	397,031	9,890,042
OGE Energy Corp.	245,213	8,759,008
Pinnacle West Capital Corp.	138,461	12,457,336
Portland General Electric Co.	109,252	5,190,563
SCANA Corp.	176,317	10,646,021
UGI Corp.	216,446	10,694,597
Vectren Corp.	102,009	6,692,811
Vistra Energy Corp.	366,273	6,483,032
Westar Energy, Inc.	178,269	9,146,982
		180,295,472
Total Common Stock
(Cost $3,044,270,516)		3,547,856,040

Other Investment Companies 1.3% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (b)	4,701,561	4,701,561

Securities Lending Collateral 1.2%
Wells Fargo Government Money Market Fund, Select Class 0.92% (b)	40,401,443	40,401,443
Total Other Investment Companies
(Cost $45,103,004)		45,103,004

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	55	6,792,775	55,814
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $39,673,714.
(b)	The rate shown is the 7-day yield.

38
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.4%
American Axle & Manufacturing Holdings, Inc. *	176,434	2,577,701
Cooper Tire & Rubber Co. (a)	107,790	3,621,744
Cooper-Standard Holding, Inc. *	38,902	3,912,763
Dana, Inc.	301,652	7,260,764
Dorman Products, Inc. *	62,134	4,126,940
Fox Factory Holding Corp. *	71,430	2,857,200
Gentex Corp.	580,156	10,599,450
Gentherm, Inc. *	74,083	2,307,686
Horizon Global Corp. *	38,285	658,502
LCI Industries	52,215	5,158,842
Modine Manufacturing Co. *	99,206	1,602,177
Motorcar Parts of America, Inc. *	40,346	1,059,889
Standard Motor Products, Inc.	40,802	1,799,368
Stoneridge, Inc. *	58,009	960,629
Superior Industries International, Inc.	50,253	736,207
Tenneco, Inc.	111,322	6,033,652
Thor Industries, Inc.	98,471	10,697,890
Tower International, Inc.	36,903	828,472
Visteon Corp. *	63,862	7,372,229
Winnebago Industries, Inc.	54,049	1,953,871
		76,125,976

Banks 9.9%
1st Source Corp.	33,490	1,562,978
Ameris Bancorp	78,977	3,478,937
Arrow Financial Corp.	29,589	955,725
Associated Banc-Corp.	311,609	6,824,237
Astoria Financial Corp.	179,073	3,508,040
Banc of California, Inc.	102,537	1,902,061
BancFirst Corp.	33,216	1,674,086
BancorpSouth, Inc.	170,348	4,948,609
Bank Mutual Corp.	86,106	787,870
Bank of Hawaii Corp.	88,841	6,941,147
Bank of the Ozarks, Inc.	243,862	10,476,312
BankUnited, Inc.	214,396	7,135,099
Banner Corp.	57,372	3,162,345
Beneficial Bancorp, Inc.	154,048	2,303,018
Berkshire Hills Bancorp, Inc.	71,391	2,413,016
Bofl Holding, Inc. *(a)	123,289	3,268,391
Boston Private Financial Holdings, Inc.	165,951	2,439,480
Bridge Bancorp, Inc.	37,902	1,171,172
Brookline Bancorp, Inc.	153,144	2,197,616
Bryn Mawr Bank Corp.	32,206	1,318,836
Camden National Corp.	31,621	1,233,219
Capital Bank Financial Corp., Class A	55,095	2,071,572
Capitol Federal Financial, Inc.	258,311	3,544,027
Cathay General Bancorp	152,987	5,395,851
CenterState Banks, Inc.	112,287	2,747,663
Central Pacific Financial Corp.	66,552	1,930,008
Chemical Financial Corp.	144,161	6,546,351
City Holding Co.	29,819	1,888,437
Clifton Bancorp, Inc.	44,844	706,293
CoBiz Financial, Inc.	72,698	1,239,501
Security	Number of Shares	Value ($)
Columbia Banking System, Inc.	117,404	4,363,907
Commerce Bancshares, Inc.	176,352	9,697,596
Community Bank System, Inc.	100,701	5,182,073
Community Trust Bancorp, Inc.	37,473	1,594,476
ConnectOne Bancorp, Inc.	55,976	1,276,253
Customers Bancorp, Inc. *	63,239	1,782,075
CVB Financial Corp.	211,145	4,370,701
Dime Community Bancshares, Inc.	62,593	1,186,137
Eagle Bancorp, Inc. *	59,563	3,704,819
Enterprise Financial Services Corp.	44,942	1,716,784
Essent Group Ltd. *	169,030	6,605,692
F.N.B. Corp.	673,336	8,544,634
FB Financial Corp. *	26,577	923,551
FCB Financial Holdings, Inc., Class A *	84,547	3,686,249
Federal Agricultural Mortgage Corp., Class C	18,262	1,244,007
Financial Institutions, Inc.	28,741	781,755
First Bancorp (North Carolina)	49,273	1,524,507
First BanCorp (Puerto Rico) *	329,574	1,871,980
First Busey Corp.	81,143	2,340,976
First Citizens BancShares, Inc., Class A	18,039	6,142,460
First Commonwealth Financial Corp.	192,138	2,422,860
First Community Bancshares, Inc.	31,576	812,766
First Financial Bancorp	127,593	3,055,852
First Financial Bankshares, Inc.	133,711	5,355,126
First Financial Corp.	25,115	1,089,991
First Hawaiian, Inc.	100,219	2,714,933
First Horizon National Corp.	479,485	8,251,937
First Interstate BancSystem, Inc., Class A	48,428	1,704,666
First Merchants Corp.	88,450	3,473,431
First Midwest Bancorp, Inc.	167,001	3,520,381
Flagstar Bancorp, Inc. *	44,121	1,448,051
Flushing Financial Corp.	56,119	1,534,293
Fulton Financial Corp.	363,042	6,335,083
German American Bancorp, Inc.	48,461	1,576,921
Glacier Bancorp, Inc.	158,309	5,257,442
Great Southern Bancorp, Inc.	20,724	1,032,055
Great Western Bancorp, Inc.	121,388	4,360,257
Hancock Holding Co.	175,701	7,722,059
Hanmi Financial Corp.	71,148	1,899,652
Heartland Financial USA, Inc.	48,759	2,218,534
Heritage Financial Corp.	62,536	1,635,316
Hilltop Holdings, Inc.	160,680	3,803,296
Home BancShares, Inc.	255,438	5,954,260
HomeStreet, Inc. *	50,870	1,284,468
HomeTrust Bancshares, Inc. *	35,210	816,872
Hope Bancorp, Inc.	266,088	4,294,660
IBERIABANK Corp.	104,945	8,038,787
Independent Bank Corp.	57,177	3,962,366
Independent Bank Group, Inc.	24,835	1,382,068
International Bancshares Corp.	115,292	4,144,747
Investors Bancorp, Inc.	616,438	8,069,173
Kearny Financial Corp.	181,391	2,566,683
Lakeland Bancorp, Inc.	84,436	1,562,066
Lakeland Financial Corp.	53,381	2,319,938
LegacyTexas Financial Group, Inc.	85,217	3,066,960
LendingTree, Inc. *	15,502	3,580,187
Live Oak Bancshares, Inc.	32,908	735,494
MainSource Financial Group, Inc.	50,515	1,653,356

39
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
MB Financial, Inc.	142,696	5,675,020
Meridian Bancorp, Inc.	100,303	1,765,333
Meta Financial Group, Inc.	18,066	1,270,040
MGIC Investment Corp. *	778,049	8,908,661
National Bank Holdings Corp., Class A	53,530	1,722,595
Nationstar Mortgage Holdings, Inc. *	66,004	1,136,589
NBT Bancorp, Inc.	91,185	2,993,604
Nicolet Bankshares, Inc. *	15,368	839,861
NMI Holdings, Inc., Class A *	101,558	1,101,904
Northfield Bancorp, Inc.	96,794	1,559,351
Northwest Bancshares, Inc.	213,897	3,300,431
OceanFirst Financial Corp.	60,194	1,502,442
Ocwen Financial Corp. *	213,704	626,153
OFG Bancorp	91,824	798,869
Old National Bancorp	281,495	4,602,443
Opus Bank *	38,438	861,011
Oritani Financial Corp.	79,453	1,275,221
Pacific Premier Bancorp, Inc. *	70,739	2,504,161
PacWest Bancorp	247,087	11,155,978
Park National Corp.	26,927	2,600,879
Park Sterling Corp.	92,205	1,048,371
Peoples Financial Services Corp.	9,474	393,645
PHH Corp. *	119,099	1,691,206
Pinnacle Financial Partners, Inc.	154,324	9,598,953
Popular, Inc.	204,265	8,152,216
Preferred Bank	25,910	1,393,958
Prosperity Bancshares, Inc.	142,358	8,505,890
Provident Financial Services, Inc.	126,675	3,147,874
Radian Group, Inc.	443,457	7,760,497
Renasant Corp.	87,816	3,497,711
Republic Bancorp, Inc., Class A	12,557	446,778
S&T Bancorp, Inc.	74,835	2,689,570
Sandy Spring Bancorp, Inc.	52,881	2,039,620
Seacoast Banking Corp. of Florida *	82,350	1,883,345
ServisFirst Bancshares, Inc.	90,328	3,081,088
Simmons First National Corp., Class A	62,348	3,254,566
South State Corp.	50,203	4,129,197
Southside Bancshares, Inc.	54,097	1,767,349
Southwest Bancorp, Inc.	42,266	1,067,217
State Bank Financial Corp.	72,270	1,941,895
Sterling Bancorp	278,375	6,249,519
Stock Yards Bancorp, Inc.	44,834	1,560,223
Sun Bancorp, Inc.	20,277	473,468
Synovus Financial Corp.	251,425	10,590,021
TCF Financial Corp.	357,856	5,557,504
Texas Capital Bancshares, Inc. *	101,565	7,541,201
The Bancorp, Inc. *	94,772	743,960
The First of Long Island Corp.	43,352	1,159,666
Tompkins Financial Corp.	26,311	1,997,531
Towne Bank	117,445	3,605,561
TriCo Bancshares	40,399	1,437,396
TrustCo Bank Corp.	206,720	1,633,088
Trustmark Corp.	138,074	4,089,752
UMB Financial Corp.	89,614	6,014,892
Umpqua Holdings Corp.	450,703	7,887,302
Union Bankshares Corp.	93,947	2,943,360
United Bankshares, Inc.	214,423	7,193,892
United Community Banks, Inc.	143,550	3,748,090
United Financial Bancorp, Inc.	104,379	1,807,844
Univest Corp. of Pennsylvania	59,431	1,732,414
Valley National Bancorp	547,641	6,128,103
Walker & Dunlop, Inc. *	57,905	2,790,442
Washington Federal, Inc.	184,419	5,763,094
Washington Trust Bancorp, Inc.	30,826	1,579,833
Waterstone Financial, Inc.	57,157	1,008,821
Webster Financial Corp.	189,126	8,828,402
WesBanco, Inc.	85,176	3,234,984
Westamerica Bancorp	55,334	2,852,468
Security	Number of Shares	Value ($)
Western Alliance Bancorp *	196,422	9,473,433
Wintrust Financial Corp.	113,786	8,284,759
WSFS Financial Corp.	58,766	2,626,840
Xenith Bankshares, Inc. *	15,587	446,568
		543,645,439

Capital Goods 9.9%
AAON, Inc.	81,210	2,647,446
AAR Corp.	67,321	2,427,595
Actuant Corp., Class A	116,644	2,805,288
Advanced Drainage Systems, Inc.	67,546	1,313,770
AECOM *	316,038	10,587,273
Aegion Corp. *	80,241	1,738,822
Aerojet Rocketdyne Holdings, Inc. *	153,979	4,562,398
Aerovironment, Inc. *	44,152	2,164,331
Air Lease Corp.	197,263	8,016,768
Aircastle Ltd.	116,410	2,609,912
Alamo Group, Inc.	17,962	1,648,193
Albany International Corp., Class A	62,694	3,360,398
Altra Industrial Motion Corp.	59,106	2,721,831
Ameresco, Inc., Class A *	35,690	258,753
American Railcar Industries, Inc. (a)	14,896	536,256
American Woodmark Corp. *	27,575	2,283,210
Apogee Enterprises, Inc.	60,482	2,643,063
Applied Industrial Technologies, Inc.	78,255	4,460,535
Argan, Inc.	28,333	1,794,896
Armstrong Flooring, Inc. *	47,661	711,102
Armstrong World Industries, Inc. *	96,119	4,565,653
Astec Industries, Inc.	37,123	1,844,271
Astronics Corp. *	43,804	1,151,607
Atkore International Group, Inc. *	41,361	689,074
Axon Enterprise, Inc. *	107,691	2,337,972
AZZ, Inc.	52,201	2,552,629
Babcock & Wilcox Enterprises, Inc. *	98,964	223,659
Barnes Group, Inc.	106,026	6,628,746
Beacon Roofing Supply, Inc. *	120,913	5,695,002
BMC Stock Holdings, Inc. *	134,512	2,730,594
Briggs & Stratton Corp.	86,320	1,807,541
Builders FirstSource, Inc. *	195,957	3,190,180
BWX Technologies, Inc.	203,030	11,109,802
CAI International, Inc. *	41,802	1,295,444
Chart Industries, Inc. *	63,915	2,156,492
Chicago Bridge & Iron Co. N.V. (a)	205,519	2,536,104
CIRCOR International, Inc.	32,296	1,550,854
Columbus McKinnon Corp.	41,783	1,380,092
Comfort Systems USA, Inc.	75,764	2,579,764
Continental Building Products, Inc. *	82,020	1,997,187
Crane Co.	103,610	7,690,970
CSW Industrials, Inc. *	36,139	1,512,417
Cubic Corp.	50,514	2,169,576
Curtiss-Wright Corp.	90,600	8,771,892
DigitalGlobe, Inc. *	127,868	4,398,659
Douglas Dynamics, Inc.	49,557	1,729,539
DXP Enterprises, Inc. *	38,560	1,044,590
Dycom Industries, Inc. *	61,863	4,991,107
EMCOR Group, Inc.	120,662	7,968,518
Encore Wire Corp.	39,515	1,695,194
Energy Recovery, Inc. *	67,172	436,618
EnerSys	88,220	5,654,902
Engility Holdings, Inc. *	36,804	1,143,500
EnPro Industries, Inc.	45,478	3,204,835
ESCO Technologies, Inc.	52,490	2,858,081
Esterline Technologies Corp. *	60,973	5,207,094
Federal Signal Corp.	126,293	2,360,416
Foundation Building Materials, Inc. *	25,488	332,873
Franklin Electric Co., Inc.	78,748	3,035,735
Gardner Denver Holdings, Inc. *	87,100	2,045,979

40
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
GATX Corp.	80,113	4,853,246
Generac Holdings, Inc. *	130,849	5,283,683
General Cable Corp.	109,842	1,861,822
Gibraltar Industries, Inc. *	67,589	1,976,978
Global Brass & Copper Holdings, Inc.	41,971	1,252,834
GMS, Inc. *	63,378	2,039,504
Graco, Inc.	113,460	13,105,765
Graham Corp.	22,424	449,153
Granite Construction, Inc.	79,910	4,413,429
Great Lakes Dredge & Dock Corp. *	127,468	516,245
Griffon Corp.	60,914	1,129,955
H&E Equipment Services, Inc.	68,989	1,624,001
Harsco Corp. *	164,582	2,814,352
HEICO Corp.	56,123	4,813,670
HEICO Corp., Class A	89,387	6,493,966
Herc Holdings, Inc. *	51,867	2,189,825
Hexcel Corp.	184,306	9,910,134
Hillenbrand, Inc.	128,422	4,591,087
Hyster-Yale Materials Handling, Inc.	18,269	1,300,387
Insteel Industries, Inc.	36,140	906,030
ITT, Inc.	178,422	7,201,112
JELD-WEN Holding, Inc. *	83,579	2,550,831
John Bean Technologies Corp.	64,243	5,698,354
Kadant, Inc.	24,258	2,106,807
Kaman Corp.	59,156	2,901,010
KBR, Inc.	285,939	4,652,228
Kennametal, Inc.	164,747	5,766,145
KLX, Inc. *	103,354	4,954,791
Kratos Defense & Security Solutions, Inc. *	132,488	1,772,689
L.B. Foster Co., Class A	12,448	237,757
Lindsay Corp.	22,396	1,938,822
Lydall, Inc. *	36,397	1,710,659
Masonite International Corp. *	62,633	3,964,669
MasTec, Inc. *	136,055	5,551,044
Mercury Systems, Inc. *	94,757	4,572,025
Meritor, Inc. *	178,214	3,539,330
Milacron Holdings Corp. *	85,635	1,365,878
Moog, Inc., Class A *	65,850	5,054,646
MRC Global, Inc. *	188,980	2,980,215
MSC Industrial Direct Co., Inc., Class A	91,894	6,329,659
Mueller Industries, Inc.	115,801	3,454,344
Mueller Water Products, Inc., Class A	317,108	3,802,125
MYR Group, Inc. *	33,325	860,118
National Presto Industries, Inc.	11,569	1,152,272
Navistar International Corp. *	132,519	4,526,849
NCI Building Systems, Inc. *	85,500	1,436,400
Nexeo Solutions, Inc. *	110,216	790,249
NN, Inc.	60,614	1,545,657
NOW, Inc. *	219,244	2,556,385
Orbital ATK, Inc.	116,588	13,008,889
Oshkosh Corp.	154,179	11,501,753
Park-Ohio Holdings Corp.	19,749	786,998
Patrick Industries, Inc. *	31,113	2,302,362
PGT Innovations, Inc. *	100,573	1,327,564
Plug Power, Inc. *(a)	596,960	1,277,494
Ply Gem Holdings, Inc. *	40,196	625,048
Powell Industries, Inc.	20,798	592,119
Preformed Line Products Co.	6,039	315,538
Primoris Services Corp.	81,067	2,319,327
Proto Labs, Inc. *	48,287	3,467,007
Quanex Building Products Corp.	78,200	1,532,720
Raven Industries, Inc.	78,771	2,205,588
RBC Bearings, Inc. *	50,521	5,570,951
Regal Beloit Corp.	92,210	6,952,634
REV Group, Inc.	25,200	634,788
Rexnord Corp. *	223,807	5,344,511
Rush Enterprises, Inc., Class A *	61,022	2,501,292
Security	Number of Shares	Value ($)
Rush Enterprises, Inc., Class B *	16,174	623,022
Simpson Manufacturing Co., Inc.	83,085	3,637,461
SiteOne Landscape Supply, Inc. *	80,996	4,069,239
SPX Corp. *	92,129	2,220,309
SPX FLOW, Inc. *	84,896	2,841,469
Standex International Corp.	25,040	2,390,068
Sun Hydraulics Corp.	52,874	2,533,193
Sunrun, Inc. *(a)	135,440	907,448
Teledyne Technologies, Inc. *	73,369	11,009,752
Tennant Co.	38,428	2,342,187
Terex Corp.	185,980	7,169,529
Textainer Group Holdings Ltd. *	50,146	890,092
The Gorman-Rupp Co.	36,413	1,108,412
The Greenbrier Cos., Inc.	57,915	2,484,554
The KeyW Holding Corp. *	99,568	711,911
The Manitowoc Co., Inc. *	270,043	2,222,454
The Timken Co.	142,379	6,385,698
Thermon Group Holdings, Inc. *	62,341	1,029,873
Titan International, Inc.	92,009	789,437
Titan Machinery, Inc. *	31,000	399,900
TPI Composites, Inc. *	30,674	623,909
Trex Co., Inc. *	60,356	4,587,056
TriMas Corp. *	96,346	2,331,573
Triton International Ltd. *	68,282	2,520,971
Triumph Group, Inc.	100,876	2,653,039
Tutor Perini Corp. *	82,580	2,159,467
Univar, Inc. *	207,194	5,844,943
Universal Forest Products, Inc.	40,568	3,537,935
USG Corp. *	180,470	5,414,100
Valmont Industries, Inc.	45,024	6,463,195
Veritiv Corp. *	24,479	685,412
Vivint Solar, Inc. *(a)	45,053	214,002
Wabash National Corp.	117,344	2,466,571
Watsco, Inc.	61,625	9,081,060
Watts Water Technologies, Inc., Class A	58,059	3,582,240
Welbilt, Inc. *	285,095	5,673,390
Wesco Aircraft Holdings, Inc. *	128,172	1,076,645
WESCO International, Inc. *	86,104	4,343,947
Woodward, Inc.	113,661	7,980,139
		541,338,323

Commercial & Professional Services 2.8%
ABM Industries, Inc.	116,015	5,154,546
Acacia Research Corp. *	95,436	310,167
ACCO Brands Corp. *	215,739	2,362,342
Advanced Disposal Services, Inc. *	76,640	1,827,098
Barrett Business Services, Inc.	14,637	754,976
Brady Corp., Class A	101,888	3,397,965
CBIZ, Inc. *	114,055	1,727,933
Clean Harbors, Inc. *	103,739	5,611,243
Covanta Holding Corp.	274,102	3,933,364
Deluxe Corp.	98,946	6,861,905
Ennis, Inc.	52,237	997,727
Essendant, Inc.	74,518	883,783
Exponent, Inc.	52,508	3,575,795
Franklin Covey Co. *	31,028	583,326
FTI Consulting, Inc. *	84,903	2,879,061
GP Strategies Corp. *	36,284	1,037,722
Healthcare Services Group, Inc.	148,152	7,585,382
Heidrick & Struggles International, Inc.	33,977	620,080
Heritage-Crystal Clean, Inc. *	37,039	722,261
Herman Miller, Inc.	122,776	4,131,412
HNI Corp.	90,688	3,323,715
Huron Consulting Group, Inc. *	42,413	1,282,993
ICF International, Inc. *	37,840	1,818,212
InnerWorkings, Inc. *	84,442	884,108
Insperity, Inc.	37,782	3,033,895

41
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Interface, Inc.	130,099	2,471,881
Kelly Services, Inc., Class A	62,824	1,358,883
Kforce, Inc.	46,952	845,136
Kimball International, Inc., Class B	70,572	1,196,901
Knoll, Inc.	99,783	1,801,083
Korn/Ferry International	113,272	3,774,223
LSC Communications, Inc.	79,846	1,286,319
Matthews International Corp., Class A	68,014	4,097,844
McGrath RentCorp	49,278	1,989,353
Mistras Group, Inc. *	32,112	607,238
Mobile Mini, Inc.	88,966	2,691,222
MSA Safety, Inc.	63,327	4,614,005
Multi-Color Corp.	25,852	2,062,990
Navigant Consulting, Inc. *	100,312	1,537,783
NL Industries, Inc. *	20,121	151,914
On Assignment, Inc. *	98,796	4,712,569
Pendrell Corp. *	27,804	188,511
Pitney Bowes, Inc.	387,787	4,983,063
Quad/Graphics, Inc.	62,643	1,193,976
R.R. Donnelley & Sons Co.	143,479	1,324,311
Resources Connection, Inc.	58,548	746,487
RPX Corp. *	102,493	1,338,559
SP Plus Corp. *	46,800	1,726,920
Steelcase, Inc., Class A	184,349	2,433,407
Team, Inc. *	62,921	777,074
Tetra Tech, Inc.	118,774	5,059,772
The Advisory Board Co. *	84,409	4,494,779
The Brink's Co.	91,336	7,165,309
TriNet Group, Inc. *	69,027	2,466,335
TrueBlue, Inc. *	97,381	1,991,441
UniFirst Corp.	31,968	4,590,605
US Ecology, Inc.	42,736	2,196,630
Viad Corp.	39,087	2,147,831
WageWorks, Inc. *	81,081	4,779,725
West Corp.	100,568	2,350,274
		152,455,364

Consumer Durables & Apparel 2.3%
Acushnet Holdings Corp. (a)	33,814	555,902
American Outdoor Brands Corp. *	114,715	1,872,149
Beazer Homes USA, Inc. *	57,988	864,601
Brunswick Corp.	182,945	9,600,954
CalAtlantic Group, Inc.	151,266	5,256,494
Callaway Golf Co.	189,483	2,641,393
Cavco Industries, Inc. *	16,657	2,241,199
Columbia Sportswear Co.	55,460	3,177,303
Crocs, Inc. *	154,897	1,383,230
Deckers Outdoor Corp. *	63,957	4,086,852
Ethan Allen Interiors, Inc.	50,993	1,491,545
Fossil Group, Inc. *(a)	88,553	734,104
G-III Apparel Group Ltd. *	89,953	2,473,708
GoPro, Inc., Class A *(a)	219,736	2,023,769
Helen of Troy Ltd. *	55,175	4,982,303
Hovnanian Enterprises, Inc., Class A *	320,929	584,091
Iconix Brand Group, Inc. *	146,144	816,945
Installed Building Products, Inc. *	43,419	2,505,276
iRobot Corp. *	57,582	5,494,474
KB Home	170,770	3,654,478
La-Z-Boy, Inc.	95,061	2,267,205
LGI Homes, Inc. *(a)	39,890	1,696,921
Libbey, Inc.	47,477	387,887
M.D.C Holdings, Inc.	86,901	2,715,656
M/I Homes, Inc. *	44,919	1,105,007
Marine Products Corp.	27,793	433,015
Meritage Homes Corp. *	74,757	3,042,610
Movado Group, Inc.	34,824	966,366
NACCO Industries, Inc., Class A	9,066	657,285
Security	Number of Shares	Value ($)
Nautilus, Inc. *	66,159	1,081,700
Oxford Industries, Inc.	32,609	1,885,126
Perry Ellis International, Inc. *	27,797	606,809
PICO Holdings, Inc. *	54,524	886,015
Skechers U.S.A., Inc., Class A *	273,833	7,237,406
Steven Madden Ltd. *	107,819	4,571,526
Sturm Ruger & Co., Inc. (a)	38,580	1,766,964
Taylor Morrison Home Corp., Class A *	142,371	2,878,742
Tempur Sealy International, Inc. *	96,157	5,952,118
TopBuild Corp. *	77,742	4,613,988
TRI Pointe Group, Inc. *	312,168	3,977,020
Tupperware Brands Corp.	104,081	6,023,167
Unifi, Inc. *	26,357	819,176
Universal Electronics, Inc. *	30,824	1,804,745
Vera Bradley, Inc. *	38,010	343,610
Vista Outdoor, Inc. *	111,995	2,295,898
William Lyon Homes, Class A *	54,156	1,299,202
Wolverine World Wide, Inc.	201,421	5,297,372
		123,053,306

Consumer Services 3.9%
Adtalem Global Education, Inc.	113,795	3,891,789
American Public Education, Inc. *	34,426	635,160
Ascent Capital Group, Inc., Class A *	25,854	256,730
Belmond Ltd., Class A *	167,901	2,140,738
Biglari Holdings, Inc. *	1,906	567,531
BJ's Restaurants, Inc. *	34,343	1,033,724
Bloomin' Brands, Inc.	202,149	3,438,555
Bob Evans Farms, Inc.	38,954	2,679,256
Bojangles', Inc. *	42,227	563,730
Boyd Gaming Corp.	172,529	4,561,667
Bridgepoint Education, Inc. *	36,503	322,322
Bright Horizons Family Solutions, Inc. *	102,073	8,158,695
Brinker International, Inc.	101,001	3,153,251
Buffalo Wild Wings, Inc. *	33,438	3,435,755
Caesars Entertainment Corp. *(a)	107,987	1,252,649
Capella Education Co.	25,227	1,699,038
Career Education Corp. *	141,721	1,361,939
Carriage Services, Inc.	31,613	774,202
Carrols Restaurant Group, Inc. *	78,064	850,898
Chegg, Inc. *	162,030	2,299,206
Choice Hotels International, Inc.	72,626	4,506,443
Churchill Downs, Inc.	25,293	4,942,252
Chuy's Holdings, Inc. *	34,827	654,748
ClubCorp Holdings, Inc.	127,895	2,174,215
Cracker Barrel Old Country Store, Inc. (a)	48,929	7,273,785
Dave & Buster's Entertainment, Inc. *	76,738	4,486,104
Del Frisco's Restaurant Group, Inc. *	40,615	568,610
Denny's Corp. *	136,873	1,637,001
DineEquity, Inc.	34,728	1,380,438
Drive Shack, Inc.	134,870	364,149
El Pollo Loco Holdings, Inc. *	39,738	451,026
Eldorado Resorts, Inc. *	79,485	1,828,155
Extended Stay America, Inc.	408,266	7,997,931
Fiesta Restaurant Group, Inc. *	54,546	949,100
Graham Holdings Co., Class B	9,232	5,421,030
Grand Canyon Education, Inc. *	101,147	8,299,111
Hilton Grand Vacations, Inc. *	127,661	4,627,711
Houghton Mifflin Harcourt Co. *	205,418	2,095,264
Hyatt Hotels Corp., Class A *	97,391	5,795,738
ILG, Inc.	218,596	5,770,934
International Speedway Corp., Class A	53,859	1,920,073
Jack in the Box, Inc.	60,583	5,671,781
K12, Inc. *	77,132	1,382,205
La Quinta Holdings, Inc. *	176,066	2,781,843
Laureate Education, Inc., Class A *	68,933	1,009,179
Marriott Vacations Worldwide Corp.	49,301	5,736,664

42
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Noodles & Co. *(a)	27,481	105,802
Papa John's International, Inc.	54,129	4,048,308
Penn National Gaming, Inc. *	171,149	3,797,796
Pinnacle Entertainment, Inc. *	120,670	2,353,065
Planet Fitness, Inc., Class A	147,862	3,751,259
Playa Hotels & Resorts N.V. *	86,700	899,079
Potbelly Corp. *	41,478	497,736
Red Robin Gourmet Burgers, Inc. *	24,928	1,420,896
Red Rock Resorts, Inc., Class A	82,293	1,859,822
Regis Corp. *	82,743	1,098,827
Ruby Tuesday, Inc. *	159,031	341,917
Ruth's Hospitality Group, Inc.	55,757	1,090,049
Scientific Games Corp., Class A *	111,595	3,928,144
SeaWorld Entertainment, Inc. (a)	136,964	1,777,793
ServiceMaster Global Holdings, Inc. *	276,329	13,020,623
Shake Shack, Inc., Class A *(a)	41,756	1,291,096
Six Flags Entertainment Corp.	165,104	9,009,725
Sonic Corp.	87,397	2,045,964
Sotheby's *	94,732	4,250,625
Speedway Motorsports, Inc.	22,423	466,623
Strayer Education, Inc.	21,330	1,706,613
Texas Roadhouse, Inc.	135,158	6,413,247
The Cheesecake Factory, Inc.	89,840	3,722,071
The Habit Restaurants, Inc., Class A *	39,828	517,764
The Marcus Corp.	42,330	1,054,017
The Wendy's Co.	391,683	5,843,910
Weight Watchers International, Inc. *	58,481	2,737,496
Wingstop, Inc.	65,457	2,121,461
Zoe's Kitchen, Inc. *	36,728	472,689
		214,446,742

Diversified Financials 3.6%
AG Mortgage Investment Trust, Inc.	52,050	1,003,004
Anworth Mortgage Asset Corp.	212,308	1,286,586
Apollo Commercial Real Estate Finance, Inc.	201,533	3,645,732
Arlington Asset Investment Corp., Class A (a)	48,935	632,240
ARMOUR Residential REIT, Inc.	75,847	2,003,119
Artisan Partners Asset Management, Inc., Class A	91,200	2,799,840
BGC Partners, Inc., Class A	448,082	5,820,585
Blackstone Mortgage Trust, Inc., Class A	199,028	6,239,528
Capstead Mortgage Corp.	196,213	1,897,380
Chimera Investment Corp.	366,068	6,980,917
CIM Commercial Trust Corp.	19,490	305,019
Cohen & Steers, Inc.	38,371	1,451,959
Cowen, Inc., Class A *	51,878	843,018
Credit Acceptance Corp. *(a)	25,035	6,817,030
CYS Investments, Inc.	307,296	2,701,132
Diamond Hill Investment Group, Inc.	5,898	1,157,954
Donnelley Financial Solutions, Inc. *	64,540	1,381,801
Dynex Capital, Inc.	86,234	616,573
Encore Capital Group, Inc. *	52,006	2,098,442
Enova International, Inc. *	49,908	593,905
Evercore, Inc., Class A	83,700	6,315,165
EZCORP, Inc., Class A *	102,481	927,453
Federated Investors, Inc., Class B	190,989	5,215,910
Financial Engines, Inc.	129,567	4,282,189
FirstCash, Inc.	96,122	5,642,361
FNFV Group *	147,108	2,478,770
GAMCO Investors, Inc., Class A	8,923	262,961
Green Dot Corp., Class A *	90,224	4,346,992
Greenhill & Co., Inc.	56,308	847,435
Hamilton Lane, Inc., Class A	30,909	724,507
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	103,627	2,404,146
Security	Number of Shares	Value ($)
Interactive Brokers Group, Inc., Class A	146,457	6,140,942
INTL FCStone, Inc. *	31,065	1,102,497
Invesco Mortgage Capital, Inc.	235,753	4,003,086
Investment Technology Group, Inc.	68,998	1,386,170
Janus Henderson Group plc	363,053	12,547,112
KKR Real Estate Finance Trust, Inc.	21,624	449,130
Ladder Capital Corp., Class A	168,760	2,315,387
Ladenburg Thalmann Financial Services, Inc. *	224,794	577,721
LendingClub Corp. *	662,803	4,102,751
LPL Financial Holdings, Inc.	161,163	7,548,875
MFA Financial, Inc.	820,879	7,207,318
Moelis & Co., Class A	62,779	2,473,493
Morningstar, Inc.	40,060	3,312,962
MTGE Investment Corp.	102,650	1,970,880
Nelnet, Inc., Class A	42,461	2,013,925
New Residential Investment Corp.	623,442	10,274,324
New York Mortgage Trust, Inc.	234,875	1,470,317
NewStar Financial, Inc.	25,377	272,041
On Deck Capital, Inc. *	85,794	414,385
PennyMac Mortgage Investment Trust	131,327	2,270,644
Piper Jaffray Cos.	30,436	1,687,676
PJT Partners, Inc., Class A	33,098	1,279,569
PRA Group, Inc. *	95,415	2,757,493
Pzena Investment Management, Inc., Class A	24,596	243,500
Redwood Trust, Inc.	162,573	2,711,718
Resource Capital Corp.	72,473	750,096
Safeguard Scientifics, Inc. *	52,027	634,729
SLM Corp. *	891,527	9,066,830
Stifel Financial Corp.	141,625	6,762,594
Two Harbors Investment Corp.	720,178	7,367,421
Virtu Financial, Inc., Class A (a)	74,849	1,343,540
Virtus Investment Partners, Inc.	14,201	1,505,306
Waddell & Reed Financial, Inc., Class A	164,879	3,068,398
Western Asset Mortgage Capital Corp.	86,674	910,944
Westwood Holdings Group, Inc.	16,258	993,852
WisdomTree Investments, Inc.	227,960	2,090,393
World Acceptance Corp. *	12,493	934,726
		199,686,398

Energy 3.4%
Arch Coal, Inc., Class A	50,214	4,010,592
Archrock, Inc.	144,742	1,476,368
Atwood Oceanics, Inc. *(a)	143,201	940,831
Bill Barrett Corp. *	167,100	499,629
Bristow Group, Inc.	103,878	855,955
C&J Energy Services, Inc. *	126,496	3,195,289
California Resources Corp. *(a)	84,943	662,555
Callon Petroleum Co. *	418,854	4,339,327
CARBO Ceramics, Inc. *(a)	76,456	501,551
Carrizo Oil & Gas, Inc. *	156,336	2,101,156
Centennial Resource Development, Inc., Class A *	247,598	4,280,969
Clean Energy Fuels Corp. *	264,662	629,896
Cloud Peak Energy, Inc. *	137,618	432,121
Cobalt International Energy, Inc. *(a)	66,671	125,341
CONSOL Energy, Inc. *	365,468	5,317,559
Contango Oil & Gas Co. *	46,933	215,422
CVR Energy, Inc. (a)	30,228	647,484
Delek US Holdings, Inc.	146,641	3,624,965
Denbury Resources, Inc. *	818,777	867,904
Diamond Offshore Drilling, Inc. *(a)	127,776	1,451,535
Dril-Quip, Inc. *	76,255	2,863,375
Eclipse Resources Corp. *	172,060	400,900
Energy XXI Gulf Coast, Inc. *	66,176	691,539
Ensco plc, Class A (a)	633,298	2,691,516

43
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
EP Energy Corp., Class A *(a)	78,079	229,552
Era Group, Inc. *	40,597	357,660
Evolution Petroleum Corp.	58,489	406,499
EXCO Resources, Inc. *(a)	23,543	42,142
Exterran Corp. *	67,125	1,862,047
Extraction Oil & Gas, Inc. *	71,738	942,637
Fairmount Santrol Holdings, Inc. *(a)	314,427	962,147
Forum Energy Technologies, Inc. *	148,946	1,727,774
Frank's International N.V. (a)	112,425	706,029
Gener8 Maritime, Inc. *	182,594	821,673
Geospace Technologies Corp. *	28,741	433,702
Green Plains, Inc.	74,419	1,380,472
Gulf Island Fabrication, Inc.	27,868	312,122
Gulfport Energy Corp. *	321,711	4,031,039
Helix Energy Solutions Group, Inc. *	273,803	1,716,745
Hornbeck Offshore Services, Inc. *(a)	69,026	191,202
Isramco, Inc. *	2,088	235,109
Jagged Peak Energy, Inc. *	62,949	806,377
Jones Energy, Inc., Class A *(a)	121,585	120,369
Keane Group, Inc. *(a)	53,791	696,593
Kosmos Energy Ltd. *	457,335	3,219,638
Laredo Petroleum, Inc. *	293,718	3,647,978
Mammoth Energy Services, Inc. *	15,994	220,397
Matador Resources Co. *	189,789	4,475,225
Matrix Service Co. *	52,181	618,345
McDermott International, Inc. *	584,694	3,590,021
Nabors Industries Ltd.	581,927	3,811,622
Natural Gas Services Group, Inc. *	26,748	631,253
NCS Multistage Holdings, Inc. *	16,968	335,288
Newpark Resources, Inc. *	176,498	1,420,809
Noble Corp. plc *	492,726	1,606,287
Northern Oil & Gas, Inc. *(a)	102,993	87,544
Oasis Petroleum, Inc. *	485,252	3,542,340
Oceaneering International, Inc.	202,463	4,565,541
Oil States International, Inc. *	107,808	2,344,824
Overseas Shipholding Group, Inc., Class A *	84,620	191,241
Par Pacific Holdings, Inc. *	66,567	1,185,558
Parker Drilling Co. *	255,788	281,367
Patterson-UTI Energy, Inc.	344,527	5,502,096
PBF Energy, Inc., Class A (a)	227,651	5,390,776
PDC Energy, Inc. *	114,425	4,500,335
Peabody Energy Corp. *	194,776	5,648,504
Penn Virginia Corp. *	11,606	446,831
Pioneer Energy Services Corp. *	144,833	246,216
ProPetro Holding Corp. *	45,152	519,700
QEP Resources, Inc. *	497,548	3,756,487
REX American Resources Corp. *	12,609	1,092,192
Rice Energy, Inc. *	332,007	9,083,711
RigNet, Inc. *	25,947	415,152
Rowan Cos. plc, Class A *	262,270	2,557,132
RPC, Inc. (a)	119,599	2,321,417
RSP Permian, Inc. *	224,377	7,040,950
Sanchez Energy Corp. *(a)	137,749	603,341
SandRidge Energy, Inc. *	41,884	721,242
SEACOR Holdings, Inc. *	32,052	1,229,835
SEACOR Marine Holdings, Inc. *	32,227	412,828
SemGroup Corp., Class A	107,802	2,770,511
SM Energy Co.	199,608	2,666,763
Smart Sand, Inc. *	30,998	185,058
SRC Energy, Inc. *	396,611	3,129,261
Stone Energy Corp. *	45,248	1,095,002
Superior Energy Services, Inc. *	316,389	2,607,045
Teekay Corp. (a)	113,617	1,047,549
Tesco Corp. *	114,290	502,876
TETRA Technologies, Inc. *	255,348	526,017
Unit Corp. *	111,399	1,773,472
US Silica Holdings, Inc.	152,117	4,139,104
Security	Number of Shares	Value ($)
W&T Offshore, Inc. *	68,204	130,270
Whiting Petroleum Corp. *	572,298	2,558,172
WildHorse Resource Development Corp. *	53,959	588,693
World Fuel Services Corp.	140,586	4,855,840
WPX Energy, Inc. *	801,763	8,009,612
		184,654,937

Food & Staples Retailing 0.5%
Ingles Markets, Inc., Class A	28,677	629,460
Natural Grocers by Vitamin Cottage, Inc. *(a)	14,636	82,254
Performance Food Group Co. *	169,582	4,714,380
PriceSmart, Inc.	46,750	3,798,437
Smart & Final Stores, Inc. *	54,075	381,229
SpartanNash Co.	71,848	1,770,335
Sprouts Farmers Market, Inc. *	266,924	5,322,465
SUPERVALU, Inc. *	74,827	1,495,792
The Andersons, Inc.	55,746	1,775,510
The Chefs' Warehouse, Inc. *	41,870	722,257
United Natural Foods, Inc. *	104,616	3,635,406
Village Super Market, Inc., Class A	17,286	399,825
Weis Markets, Inc.	33,333	1,473,652
		26,201,002

Food, Beverage & Tobacco 1.4%
Alico, Inc.	5,982	191,424
Amplify Snack Brands, Inc. *(a)	45,076	324,998
B&G Foods, Inc.	134,679	4,107,710
Blue Buffalo Pet Products, Inc. *	198,118	5,103,520
Cal-Maine Foods, Inc. *(a)	62,731	2,286,545
Calavo Growers, Inc.	29,842	2,003,890
Coca-Cola Bottling Co. Consolidated	10,094	2,155,977
Darling Ingredients, Inc. *	328,616	5,717,918
Dean Foods Co.	185,844	2,044,284
Farmer Brothers Co. *	22,621	736,314
Flowers Foods, Inc.	378,904	6,581,563
Fresh Del Monte Produce, Inc.	66,761	3,137,099
Freshpet, Inc. *	34,886	552,943
Hostess Brands, Inc. *	179,213	2,390,701
J&J Snack Foods Corp.	31,484	4,013,895
Lancaster Colony Corp.	39,127	4,557,122
Landec Corp. *	54,295	705,835
Limoneira Co.	32,361	724,886
MGP Ingredients, Inc.	25,945	1,458,887
National Beverage Corp.	22,195	2,579,281
Omega Protein Corp.	48,323	763,503
Sanderson Farms, Inc.	41,609	6,138,160
Seaboard Corp.	519	2,229,453
Seneca Foods Corp., Class A *	16,427	489,525
Seneca Foods Corp., Class B *(a)	2,697	81,449
Snyder's-Lance, Inc.	173,021	6,145,706
The Boston Beer Co., Inc., Class A *	19,509	2,906,841
Tootsie Roll Industries, Inc. (a)	43,956	1,641,757
Universal Corp.	50,095	2,865,434
Vector Group Ltd.	202,051	4,364,302
		79,000,922

Health Care Equipment & Services 6.0%
Abaxis, Inc.	44,051	2,036,037
Acadia Healthcare Co., Inc. *	154,126	7,234,674
Accuray, Inc. *	197,351	819,007
Aceto Corp.	62,300	661,003
Alere, Inc. *	175,610	8,685,671
Allscripts Healthcare Solutions, Inc. *	384,325	5,050,030

44
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Amedisys, Inc. *	55,087	2,877,745
American Renal Associates Holdings, Inc. *	26,232	375,905
AMN Healthcare Services, Inc. *	96,490	3,603,901
Analogic Corp.	24,170	1,729,363
AngioDynamics, Inc. *	73,336	1,248,912
Anika Therapeutics, Inc. *	32,023	1,719,635
Antares Pharma, Inc. *	358,062	1,077,767
athenahealth, Inc. *	81,459	11,480,017
AtriCure, Inc. *	69,461	1,558,010
Atrion Corp.	2,707	1,684,160
BioScrip, Inc. *	237,546	719,764
BioTelemetry, Inc. *	60,394	2,243,637
Brookdale Senior Living, Inc. *	383,825	4,655,797
Cantel Medical Corp.	76,232	6,193,850
Capital Senior Living Corp. *	60,515	752,201
Cardiovascular Systems, Inc. *	72,611	2,132,585
Castlight Health, Inc., Class B *	126,528	493,459
Cerus Corp. *	223,682	525,653
Chemed Corp.	32,834	6,477,820
Civitas Solutions, Inc. *	34,725	663,247
Community Health Systems, Inc. *	239,706	1,831,354
Computer Programs & Systems, Inc. (a)	19,985	601,549
CONMED Corp.	50,513	2,505,445
CorVel Corp. *	22,542	1,169,930
Cotiviti Holdings, Inc. *	76,820	2,744,779
CryoLife, Inc. *	60,259	1,253,387
Diplomat Pharmacy, Inc. *	87,131	1,459,444
Endologix, Inc. *	157,712	667,122
Entellus Medical, Inc. *	19,439	344,070
Envision Healthcare Corp. *	238,015	12,474,366
Evolent Health, Inc., Class A *	125,135	2,089,754
Exactech, Inc. *	19,749	603,332
Genesis Healthcare, Inc. *	58,692	61,040
GenMark Diagnostics, Inc. *	95,567	930,823
Glaukos Corp. *	23,157	874,177
Globus Medical, Inc., Class A *	149,243	4,511,616
Haemonetics Corp. *	107,636	4,630,501
Halyard Health, Inc. *	97,009	4,393,538
HealthEquity, Inc. *	92,427	3,953,103
HealthSouth Corp.	201,942	9,238,846
HealthStream, Inc. *	47,395	1,113,309
Hill-Rom Holdings, Inc.	122,850	9,454,536
HMS Holdings Corp. *	173,894	3,081,402
ICU Medical, Inc. *	29,841	5,202,778
Inogen, Inc. *	32,744	3,136,875
Inovalon Holdings, Inc., Class A *(a)	128,093	1,735,660
Insulet Corp. *	120,493	6,995,824
Integer Holdings Corp. *	57,378	2,636,519
Integra LifeSciences Holdings Corp. *	125,295	6,388,792
Invacare Corp.	62,664	845,964
iRhythm Technologies, Inc. *	17,571	838,840
K2M Group Holdings, Inc. *	77,935	1,822,120
Kindred Healthcare, Inc.	183,263	1,484,430
Landauer, Inc.	22,513	1,396,932
LHC Group, Inc. *	30,491	1,989,538
LifePoint Health, Inc. *	81,673	4,732,950
LivaNova plc *	91,211	5,707,984
Magellan Health, Inc. *	47,387	3,833,608
Masimo Corp. *	93,649	7,902,103
Medidata Solutions, Inc. *	114,781	8,603,984
Meridian Bioscience, Inc.	83,609	1,162,165
Merit Medical Systems, Inc. *	99,214	4,097,538
Molina Healthcare, Inc. *	88,329	5,653,056
National HealthCare Corp.	19,789	1,233,646
National Research Corp., Class A	18,353	592,802
National Research Corp., Class B	3,694	193,935
Natus Medical, Inc. *	65,728	2,208,461
Security	Number of Shares	Value ($)
Neogen Corp. *	76,957	5,302,337
Nevro Corp. *	48,065	4,142,242
NuVasive, Inc. *	102,442	6,400,576
NxStage Medical, Inc. *	129,791	3,634,148
Omnicell, Inc. *	79,291	4,067,628
OraSure Technologies, Inc. *	108,192	2,208,199
Orthofix International N.V. *	36,627	1,802,415
Owens & Minor, Inc.	128,504	3,590,402
Penumbra, Inc. *	55,402	4,764,572
PharMerica Corp. *	59,430	1,747,242
Premier, Inc., Class A *	106,610	3,571,435
Quality Systems, Inc. *	101,430	1,597,522
Quidel Corp. *	60,340	2,108,280
Quorum Health Corp. *	65,228	285,699
R1 RCM, Inc. *	154,453	509,695
SeaSpine Holdings Corp. *	17,341	195,953
Select Medical Holdings Corp. *	213,570	3,972,402
Senseonics Holdings, Inc. *(a)	67,715	207,885
Surgery Partners, Inc. *	41,281	402,490
Surmodics, Inc. *	29,830	775,580
Teladoc, Inc. *	82,112	2,754,858
Tenet Healthcare Corp. *(a)	167,303	2,872,593
The Ensign Group, Inc.	100,784	2,070,103
The Providence Service Corp. *	26,748	1,386,349
Tivity Health, Inc. *	65,622	2,572,382
Triple-S Management Corp., Class B *	50,242	1,241,480
US Physical Therapy, Inc.	23,883	1,430,592
Varex Imaging Corp. *	75,847	2,315,609
Veeva Systems, Inc., Class A *	216,325	12,871,337
WellCare Health Plans, Inc. *	90,702	15,843,825
Wright Medical Group N.V. *	210,014	6,216,414
		329,946,021

Household & Personal Products 0.8%
Avon Products, Inc. *	928,008	2,310,740
Central Garden & Pet Co. *	24,720	871,380
Central Garden & Pet Co., Class A *	69,180	2,358,346
Coty, Inc., Class A	961,869	15,947,788
elf Beauty, Inc. *(a)	40,733	842,766
Energizer Holdings, Inc.	124,154	5,481,399
HRG Group, Inc. *	280,658	4,431,590
Inter Parfums, Inc.	38,428	1,515,985
Medifast, Inc.	22,431	1,270,043
Natural Health Trends Corp. (a)	14,268	287,928
Nu Skin Enterprises, Inc., Class A	99,720	6,065,968
Revlon, Inc., Class A *(a)	28,430	480,467
USANA Health Sciences, Inc. *	20,654	1,222,717
WD-40 Co.	28,089	3,060,296
		46,147,413

Insurance 3.0%
Ambac Financial Group, Inc. *	88,380	1,607,632
American Equity Investment Life Holding Co.	178,741	4,961,850
American National Insurance Co.	17,330	2,005,254
AMERISAFE, Inc.	40,505	2,179,169
AmTrust Financial Services, Inc.	217,088	2,691,891
Argo Group International Holdings Ltd.	60,541	3,644,568
Aspen Insurance Holdings Ltd.	123,892	5,599,918
Assured Guaranty Ltd.	250,731	10,666,097
Citizens, Inc. *(a)	88,525	666,593
CNO Financial Group, Inc.	345,121	7,713,454
Crawford & Co., Class A	33,305	277,431
Crawford & Co., Class B	32,092	318,353
Donegal Group, Inc., Class A	30,491	467,427
eHealth, Inc. *	45,731	1,110,349

45
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
EMC Insurance Group, Inc.	12,783	356,390
Employers Holdings, Inc.	64,523	2,719,644
Enstar Group Ltd. *	21,392	4,439,910
FBL Financial Group, Inc., Class A	19,594	1,332,392
Fidelity & Guaranty Life	27,639	863,719
First American Financial Corp.	223,107	10,945,629
Genworth Financial, Inc., Class A *	1,023,717	3,511,349
Global Indemnity Ltd. *	14,534	587,464
Greenlight Capital Re Ltd., Class A *	60,446	1,344,924
Horace Mann Educators Corp.	80,142	2,816,991
Infinity Property & Casualty Corp.	23,653	2,092,108
James River Group Holdings Ltd.	45,900	1,830,492
Kemper Corp.	103,083	4,937,676
Maiden Holdings Ltd.	157,168	1,139,468
MBIA, Inc. *	255,079	2,566,095
Mercury General Corp.	76,864	4,417,374
National General Holdings Corp.	127,354	2,186,668
National Western Life Group, Inc., Class A	4,792	1,602,493
NI Holdings, Inc. *	20,072	331,389
Old Republic International Corp.	490,219	9,358,281
OneBeacon Insurance Group Ltd., Class A	45,817	834,786
Primerica, Inc.	94,614	7,242,702
ProAssurance Corp.	110,214	5,868,895
RLI Corp.	78,093	4,179,537
Safety Insurance Group, Inc.	28,530	2,037,042
Selective Insurance Group, Inc.	120,465	6,071,436
State Auto Financial Corp.	30,536	755,461
State National Cos., Inc.	62,898	1,306,391
Stewart Information Services Corp.	47,754	1,722,964
The Hanover Insurance Group, Inc.	87,087	8,550,202
The Navigators Group, Inc.	46,710	2,606,418
Third Point Reinsurance Ltd. *	114,256	1,605,297
United Fire Group, Inc.	47,760	2,008,786
Universal Insurance Holdings, Inc.	74,396	1,595,794
Validus Holdings Ltd.	163,412	8,195,112
White Mountains Insurance Group Ltd.	9,519	8,291,715
WMIH Corp. *	421,430	526,788
		166,689,768

Materials 5.6%
A. Schulman, Inc.	59,763	1,816,795
AdvanSix, Inc. *	62,176	1,985,280
AK Steel Holding Corp. *	622,928	3,488,397
Alcoa Corp. *	297,907	13,072,159
Allegheny Technologies, Inc. *	217,622	4,533,066
American Vanguard Corp.	58,538	1,185,395
AptarGroup, Inc.	126,795	10,601,330
Balchem Corp.	65,647	4,920,899
Bemis Co., Inc.	188,129	8,016,177
Boise Cascade Co. *	77,144	2,314,320
Cabot Corp.	126,274	6,652,114
Calgon Carbon Corp.	99,328	1,211,802
Carpenter Technology Corp.	96,141	3,896,595
Century Aluminum Co. *	108,647	2,120,789
Chase Corp.	14,558	1,361,173
Clearwater Paper Corp. *	38,615	1,795,598
Cleveland-Cliffs, Inc. *	578,317	4,834,730
Coeur Mining, Inc. *	378,417	3,311,149
Commercial Metals Co.	234,464	4,429,025
Compass Minerals International, Inc. (a)	67,619	4,516,949
Deltic Timber Corp.	21,786	1,700,179
Domtar Corp.	131,650	5,323,926
Eagle Materials, Inc.	102,387	9,957,136
Ferro Corp. *	178,473	3,439,175
Flotek Industries, Inc. *	123,541	639,942
Security	Number of Shares	Value ($)
Forterra, Inc. *(a)	37,852	125,669
FutureFuel Corp.	40,030	539,604
GCP Applied Technologies, Inc. *	143,900	4,065,175
Graphic Packaging Holding Co.	628,121	8,196,979
Greif, Inc., Class A	50,849	3,073,822
Greif, Inc., Class B	19,114	1,207,049
H.B. Fuller Co.	104,431	5,241,392
Hawkins, Inc.	22,625	806,581
Haynes International, Inc.	24,419	746,000
Hecla Mining Co.	789,276	4,167,377
Ingevity Corp. *	86,426	5,442,245
Innophos Holdings, Inc.	38,143	1,741,609
Innospec, Inc.	50,967	2,828,669
Kaiser Aluminum Corp.	34,019	3,276,710
KapStone Paper & Packaging Corp.	173,776	3,887,369
Koppers Holdings, Inc. *	40,403	1,583,798
Kraton Corp. *	61,210	2,009,524
Kronos Worldwide, Inc.	46,708	977,598
Louisiana-Pacific Corp. *	291,184	7,419,368
LSB Industries, Inc. *(a)	41,344	252,198
Materion Corp.	43,442	1,659,484
McEwen Mining, Inc. *(a)	451,787	1,161,093
Mercer International, Inc.	82,146	907,713
Minerals Technologies, Inc.	71,543	4,578,752
Myers Industries, Inc.	46,932	882,322
Neenah Paper, Inc.	35,882	2,771,885
Olin Corp.	342,702	11,045,286
OMNOVA Solutions, Inc. *	81,845	712,052
Owens-Illinois, Inc. *	329,686	8,123,463
P.H. Glatfelter Co.	89,926	1,557,518
Platform Specialty Products Corp. *	442,937	5,173,504
PolyOne Corp.	164,196	5,934,043
Quaker Chemical Corp.	28,260	3,934,357
Ramaco Resources, Inc. *(a)	11,942	92,789
Rayonier Advanced Materials, Inc.	90,003	1,234,841
Resolute Forest Products, Inc. *	163,157	807,627
Schnitzer Steel Industries, Inc., Class A	54,423	1,463,979
Schweitzer-Mauduit International, Inc.	63,829	2,421,034
Sensient Technologies Corp.	89,840	6,481,956
Silgan Holdings, Inc.	153,351	4,614,332
Stepan Co.	41,684	3,224,674
Summit Materials, Inc., Class A *	227,631	6,724,220
SunCoke Energy, Inc. *	140,381	1,308,351
The Chemours Co.	379,494	18,621,771
The Scotts Miracle-Gro Co., Class A	91,313	8,728,610
TimkenSteel Corp. *	87,016	1,290,447
Tredegar Corp.	56,276	917,299
Trinseo S.A.	91,632	6,130,181
Tronox Ltd., Class A	126,765	2,622,768
United States Lime & Minerals, Inc.	2,596	207,550
United States Steel Corp.	354,098	9,422,548
US Concrete, Inc. *	29,674	2,375,404
Valhi, Inc.	34,552	75,323
Valvoline, Inc.	421,305	8,969,584
Warrior Met Coal, Inc.	36,292	990,409
Worthington Industries, Inc.	89,739	4,483,360
		306,363,365

Media 2.0%
AMC Entertainment Holdings, Inc., Class A (a)	110,117	1,475,568
AMC Networks, Inc., Class A *	110,220	6,699,172
Cable One, Inc.	9,608	7,289,974
Central European Media Enterprises Ltd., Class A *	172,243	714,808
Cinemark Holdings, Inc.	218,368	7,269,471

46
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Clear Channel Outdoor Holdings, Inc., Class A	88,046	338,977
Emerald Expositions Events, Inc.	28,532	620,286
Entercom Communications Corp., Class A (a)	56,978	586,873
Entravision Communications Corp., Class A	147,361	817,854
Gannett Co., Inc.	241,890	2,053,646
Global Eagle Entertainment, Inc. *(a)	136,863	422,907
Gray Television, Inc. *	134,915	1,929,284
Hemisphere Media Group, Inc. *	15,901	205,918
John Wiley & Sons, Inc., Class A	95,853	5,171,269
Liberty Global plc LiLAC, Class A *	113,361	2,948,520
Liberty Global plc LiLAC, Class C *	246,691	6,362,161
Liberty Media Corp. - Liberty Braves, Class A *	16,734	408,477
Liberty Media Corp. - Liberty Braves, Class C *	74,234	1,816,506
Liberty Media Corp. - Liberty Formula One, Class A *	41,464	1,572,729
Liberty Media Corp. - Liberty Formula One, Class C *	263,725	10,364,392
Lions Gate Entertainment Corp., Class A *	122,597	3,644,809
Lions Gate Entertainment Corp., Class B *	204,613	5,743,487
Loral Space & Communications, Inc. *	26,109	1,185,349
Meredith Corp.	75,913	4,125,871
MSG Networks, Inc., Class A *	129,311	2,773,721
National CineMedia, Inc.	119,000	643,790
New Media Investment Group, Inc.	102,477	1,413,158
Nexstar Media Group, Inc., Class A	89,302	5,375,980
Regal Entertainment Group, Class A	217,836	3,217,438
Scholastic Corp.	55,290	2,180,085
Sinclair Broadcast Group, Inc., Class A	149,039	4,508,430
The E.W. Scripps Co., Class A *	111,113	1,986,700
The Madison Square Garden Co., Class A *	28,259	6,005,320
The New York Times Co., Class A	249,740	4,657,651
Time, Inc.	201,881	2,654,735
tronc, Inc. *	52,059	755,376
World Wrestling Entertainment, Inc., Class A	86,205	1,879,269
		111,819,961

Pharmaceuticals, Biotechnology & Life Sciences 8.1%
ACADIA Pharmaceuticals, Inc. *	193,938	6,906,132
Accelerate Diagnostics, Inc. *(a)	53,422	1,228,706
Acceleron Pharma, Inc. *	69,856	2,707,619
Achillion Pharmaceuticals, Inc. *	258,752	1,322,223
Aclaris Therapeutics, Inc. *	48,817	1,265,825
Acorda Therapeutics, Inc. *	94,603	1,967,742
Aduro Biotech, Inc. *	64,747	786,676
Advaxis, Inc. *(a)	75,030	510,954
Aerie Pharmaceuticals, Inc. *	71,803	4,117,902
Agenus, Inc. *	162,651	600,182
Agios Pharmaceuticals, Inc. *	85,342	5,398,735
Aimmune Therapeutics, Inc. *	48,209	1,036,494
Akebia Therapeutics, Inc. *	75,220	1,259,183
Akorn, Inc. *	173,991	5,724,304
Alder Biopharmaceuticals, Inc. *	124,164	1,216,807
AMAG Pharmaceuticals, Inc. *	70,604	1,179,087
Amicus Therapeutics, Inc. *	324,705	4,526,388
Amphastar Pharmaceuticals, Inc. *	75,138	1,202,959
AnaptysBio, Inc. *	10,342	289,266
ANI Pharmaceuticals, Inc. *	17,217	826,416
Security	Number of Shares	Value ($)
Arena Pharmaceuticals, Inc. *	74,426	1,725,195
Array BioPharma, Inc. *	345,969	3,348,980
Arrowhead Pharmaceuticals, Inc. *(a)	158,826	444,713
Atara Biotherapeutics, Inc. *	45,071	709,868
Avexis, Inc. *	45,448	4,242,571
Bellicum Pharmaceuticals, Inc. *(a)	42,282	457,914
Bio-Rad Laboratories, Inc., Class A *	43,712	9,521,348
Bio-Techne Corp.	76,855	9,513,112
BioCryst Pharmaceuticals, Inc. *	198,043	1,010,019
Biohaven Pharmaceutical Holding Co., Ltd. *	19,972	713,999
Bioverativ, Inc. *	219,951	12,469,022
Bluebird Bio, Inc. *	91,242	11,391,564
Blueprint Medicines Corp. *	75,104	4,072,139
Bruker Corp.	216,138	6,287,454
Cambrex Corp. *	68,655	3,576,925
Catalent, Inc. *	259,221	10,703,235
Celldex Therapeutics, Inc. *	243,784	599,709
Cempra, Inc. *	125,277	382,095
Charles River Laboratories International, Inc. *	95,855	10,429,024
Chimerix, Inc. *	113,604	540,755
Clovis Oncology, Inc. *	100,873	7,673,409
Coherus Biosciences, Inc. *	71,288	1,030,112
Corcept Therapeutics, Inc. *	181,533	3,026,155
Cytokinetics, Inc. *	100,724	1,495,751
CytomX Therapeutics, Inc. *	50,502	872,675
Depomed, Inc. *	135,435	823,445
Dermira, Inc. *	60,949	1,437,787
Dynavax Technologies Corp. *	109,770	1,970,371
Eagle Pharmaceuticals, Inc. *	17,442	951,636
Edge Therapeutics, Inc. *	48,499	511,664
Editas Medicine, Inc. *(a)	42,806	903,635
Emergent BioSolutions, Inc. *	74,830	2,793,404
Enanta Pharmaceuticals, Inc. *	27,934	1,197,251
Endocyte, Inc. *	55,731	75,794
Epizyme, Inc. *	89,253	1,548,540
Esperion Therapeutics, Inc. *	41,126	2,032,447
Exact Sciences Corp. *	240,295	10,065,958
Exelixis, Inc. *	476,944	13,945,843
FibroGen, Inc. *	135,283	6,520,641
Five Prime Therapeutics, Inc. *	58,957	1,999,821
Flexion Therapeutics, Inc. *(a)	47,251	1,214,351
Fluidigm Corp. *	59,515	271,984
Foundation Medicine, Inc. *	28,767	1,159,310
Genomic Health, Inc. *	33,463	1,060,777
Global Blood Therapeutics, Inc. *	68,422	2,080,029
Halozyme Therapeutics, Inc. *	265,316	3,451,761
Heron Therapeutics, Inc. *	93,655	1,545,307
Horizon Pharma plc *	333,949	4,568,422
ImmunoGen, Inc. *(a)	212,186	1,773,875
Impax Laboratories, Inc. *	151,460	3,279,109
INC Research Holdings, Inc., Class A *	110,461	6,484,061
Innoviva, Inc. *	163,986	2,302,363
Inovio Pharmaceuticals, Inc. *	146,821	872,117
Insmed, Inc. *	122,444	1,520,754
Insys Therapeutics, Inc. *(a)	43,864	400,917
Intellia Therapeutics, Inc. *(a)	16,734	351,916
Intercept Pharmaceuticals, Inc. *	34,893	4,068,873
Intersect ENT, Inc. *	46,501	1,436,881
Intra-Cellular Therapies, Inc. *	69,685	1,285,688
Intrexon Corp. *(a)	137,723	2,717,275
Invitae Corp. *(a)	54,123	531,488
Iovance Biotherapeutics, Inc. *	95,135	547,026
Ironwood Pharmaceuticals, Inc. *	273,666	4,364,973
Jounce Therapeutics, Inc. *	12,799	217,455
Juno Therapeutics, Inc. *	161,021	6,645,337
Karyopharm Therapeutics, Inc. *	68,333	698,363

47
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Keryx Biopharmaceuticals, Inc. *(a)	219,602	1,583,330
Kite Pharma, Inc. *	102,749	18,288,295
Lannett Co., Inc. *(a)	62,975	1,105,211
Lexicon Pharmaceuticals, Inc. *	95,138	1,440,389
Ligand Pharmaceuticals, Inc., Class B *	40,067	5,163,434
Loxo Oncology, Inc. *	37,040	3,089,136
Luminex Corp.	78,076	1,509,209
MacroGenics, Inc. *	67,321	1,273,040
MannKind Corp. *(a)	108,917	225,458
Medpace Holdings, Inc. *	14,894	486,140
Merrimack Pharmaceuticals, Inc. (a)	225,527	306,717
MiMedx Group, Inc. *	200,779	3,266,674
Momenta Pharmaceuticals, Inc. *	140,972	2,375,378
MyoKardia, Inc. *	38,878	1,685,361
Myriad Genetics, Inc. *	132,954	4,053,767
NantKwest, Inc. *(a)	48,679	303,270
Natera, Inc. *	52,094	643,361
Nektar Therapeutics *	321,769	6,766,802
NeoGenomics, Inc. *	112,366	1,136,020
Neurocrine Biosciences, Inc. *	179,078	10,135,815
NewLink Genetics Corp. *(a)	44,044	357,637
Novavax, Inc. *(a)	697,075	731,929
Omeros Corp. *(a)	85,515	1,750,492
OncoMed Pharmaceuticals, Inc. *	47,092	234,047
Ophthotech Corp. *	73,401	227,543
Organovo Holdings, Inc. *(a)	239,419	497,992
Otonomy, Inc. *	56,953	205,031
Pacific Biosciences of California, Inc. *	194,882	964,666
Pacira Pharmaceuticals, Inc. *	80,767	3,077,223
PAREXEL International Corp. *	103,798	9,122,806
PDL BioPharma, Inc. *	334,142	1,042,523
Phibro Animal Health Corp., Class A	34,835	1,236,643
Portola Pharmaceuticals, Inc. *	112,742	7,153,480
PRA Health Sciences, Inc. *	101,023	7,819,180
Prestige Brands Holdings, Inc. *	110,516	5,604,266
Progenics Pharmaceuticals, Inc. *	153,303	1,031,729
Prothena Corp. plc *(a)	76,629	4,708,086
PTC Therapeutics, Inc. *	69,100	1,433,825
Puma Biotechnology, Inc. *	56,947	5,267,597
Radius Health, Inc. *(a)	78,985	2,972,206
REGENXBIO, Inc. *	58,015	1,319,841
Repligen Corp. *	73,178	3,195,683
Retrophin, Inc. *	77,850	1,899,540
Revance Therapeutics, Inc. *	40,139	985,412
Sage Therapeutics, Inc. *	62,380	5,130,755
Sangamo Therapeutics, Inc. *	168,289	2,246,658
Sarepta Therapeutics, Inc. *	115,016	4,633,995
SciClone Pharmaceuticals, Inc. *	104,331	1,147,641
Seres Therapeutics, Inc. *	44,983	631,111
Spark Therapeutics, Inc. *	62,234	5,123,725
Spectrum Pharmaceuticals, Inc. *	150,184	1,465,796
Sucampo Pharmaceuticals, Inc., Class A *	65,324	767,557
Supernus Pharmaceuticals, Inc. *	98,245	4,499,621
Synergy Pharmaceuticals, Inc. *(a)	476,183	1,419,025
TESARO, Inc. *	69,398	8,962,058
Tetraphase Pharmaceuticals, Inc. *	79,468	554,687
The Medicines Co. *	143,722	5,273,160
TherapeuticsMD, Inc. *(a)	364,335	2,186,010
Theravance Biopharma, Inc. *(a)	79,758	2,605,694
Ultragenyx Pharmaceutical, Inc. *	80,032	4,566,626
Vanda Pharmaceuticals, Inc. *	91,965	1,581,798
Versartis, Inc. *	57,394	1,090,486
Voyager Therapeutics, Inc. *	10,375	100,015
VWR Corp. *	176,161	5,816,836
WaVe Life Sciences Ltd. *(a)	33,272	781,892
XBiotech, Inc. *	38,263	195,907
Security	Number of Shares	Value ($)
Xencor, Inc. *	80,977	1,750,723
ZIOPHARM Oncology, Inc. *(a)	292,484	1,868,973
		444,016,925

Real Estate 9.5%
Acadia Realty Trust	179,425	5,147,703
Agree Realty Corp.	56,017	2,807,572
Alexander & Baldwin, Inc.	94,670	4,108,678
Alexander's, Inc.	7,179	3,005,776
Altisource Portfolio Solutions S.A. *(a)	28,316	645,038
Altisource Residential Corp.	112,424	1,361,455
American Assets Trust, Inc.	81,902	3,326,859
Apple Hospitality REIT, Inc.	320,815	5,832,417
Armada Hoffler Properties, Inc.	78,347	1,047,499
Ashford Hospitality Prime, Inc.	83,502	803,289
Ashford Hospitality Trust, Inc.	160,594	997,289
Brandywine Realty Trust	355,513	6,107,713
CareTrust REIT, Inc.	146,503	2,826,043
CBL & Associates Properties, Inc.	345,036	2,760,288
Cedar Realty Trust, Inc.	156,624	789,385
Chatham Lodging Trust	78,631	1,594,637
Chesapeake Lodging Trust	124,179	3,177,741
Colony NorthStar, Inc., Class A	1,133,273	14,857,209
Columbia Property Trust, Inc.	260,047	5,460,987
CoreCivic, Inc.	238,784	6,399,411
CoreSite Realty Corp.	69,063	8,201,922
Corporate Office Properties Trust	204,120	6,809,443
Cousins Properties, Inc.	864,861	8,086,450
CubeSmart	372,699	9,187,030
CyrusOne, Inc.	160,999	10,147,767
DCT Industrial Trust, Inc.	187,076	10,915,885
DiamondRock Hospitality Co.	415,082	4,561,751
DuPont Fabros Technology, Inc.	161,863	10,417,503
Easterly Government Properties, Inc.	57,056	1,144,543
EastGroup Properties, Inc.	70,038	6,223,577
Education Realty Trust, Inc.	148,742	5,747,391
Empire State Realty Trust, Inc., Class A	257,611	5,242,384
EPR Properties	134,472	9,367,320
Equity Commonwealth *	256,109	7,924,012
FelCor Lodging Trust, Inc.	271,214	1,979,862
First Industrial Realty Trust, Inc.	238,531	7,389,690
First Potomac Realty Trust	109,323	1,216,765
Forestar Group, Inc. *	78,954	1,358,009
Four Corners Property Trust, Inc.	129,823	3,298,802
Franklin Street Properties Corp.	226,593	2,259,132
FRP Holdings, Inc. *	12,501	548,794
Getty Realty Corp.	59,103	1,628,879
Global Net Lease, Inc.	118,745	2,572,017
Government Properties Income Trust	195,964	3,635,132
Gramercy Property Trust	310,545	9,459,201
Healthcare Realty Trust, Inc.	253,117	8,423,734
Healthcare Trust of America, Inc., Class A	394,639	12,261,434
Hersha Hospitality Trust	73,386	1,360,576
HFF, Inc., Class A	68,118	2,597,339
Hospitality Properties Trust	339,859	9,298,542
Hudson Pacific Properties, Inc.	320,633	10,580,889
InfraREIT, Inc.	79,636	1,791,014
Investors Real Estate Trust	229,380	1,440,506
iStar, Inc. *	146,253	1,697,997
Kennedy-Wilson Holdings, Inc.	197,645	3,814,549
Kite Realty Group Trust	166,138	3,342,697
LaSalle Hotel Properties	234,130	6,644,609
Lexington Realty Trust	458,402	4,519,844
Life Storage, Inc.	97,050	7,141,909
LTC Properties, Inc.	78,658	3,825,139
Mack-Cali Realty Corp.	187,905	4,301,145

48
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Marcus & Millichap, Inc. *	27,000	710,910
MedEquities Realty Trust, Inc.	38,852	445,632
Medical Properties Trust, Inc.	740,596	9,746,243
Monmouth Real Estate Investment Corp., Class A	138,792	2,255,370
Monogram Residential Trust, Inc.	357,137	4,285,644
National Health Investors, Inc.	81,147	6,506,366
National Storage Affiliates Trust	89,502	1,997,685
New Senior Investment Group, Inc.	178,139	1,644,223
NorthStar Realty Europe Corp.	118,843	1,477,218
One Liberty Properties, Inc.	26,748	642,219
Outfront Media, Inc.	279,287	6,144,314
Paramount Group, Inc.	375,404	5,923,875
Parkway, Inc.	91,405	2,098,659
Pebblebrook Hotel Trust	137,423	4,616,039
Pennsylvania Real Estate Investment Trust	142,284	1,427,109
Physicians Realty Trust	362,147	6,783,013
Piedmont Office Realty Trust, Inc., Class A	302,757	6,130,829
Potlatch Corp.	83,538	3,993,116
PS Business Parks, Inc.	41,587	5,618,820
QTS Realty Trust, Inc., Class A	96,827	5,246,087
Quality Care Properties, Inc. *	189,271	2,596,798
RAIT Financial Trust	156,658	129,588
Ramco-Gershenson Properties Trust	174,188	2,290,572
Rayonier, Inc.	257,579	7,472,367
RE/MAX Holdings, Inc., Class A	36,928	2,261,840
Retail Opportunity Investments Corp.	218,889	4,342,758
Retail Properties of America, Inc., Class A	495,387	6,603,509
Rexford Industrial Realty, Inc.	146,588	4,404,969
RLJ Lodging Trust	268,371	5,415,727
RMR Group, Inc., Class A	14,366	742,004
Ryman Hospitality Properties, Inc.	106,088	6,303,749
Sabra Health Care REIT, Inc.	322,918	7,055,758
Saul Centers, Inc.	21,625	1,310,475
Select Income REIT	130,028	3,017,950
Seritage Growth Properties, Class A (a)	49,269	2,367,868
STAG Industrial, Inc.	181,697	5,085,699
Starwood Waypoint Homes	254,290	9,467,217
STORE Capital Corp.	338,981	8,603,338
Summit Hotel Properties, Inc.	202,527	3,005,501
Sunstone Hotel Investors, Inc.	450,915	7,124,457
Tanger Factory Outlet Centers, Inc.	200,552	4,692,917
Tejon Ranch Co. *	31,607	631,508
Terreno Realty Corp.	101,830	3,691,338
The GEO Group, Inc.	250,975	6,936,949
The Howard Hughes Corp. *	74,196	8,706,901
The St. Joe Co. *	148,909	2,806,935
Tier REIT, Inc.	97,064	1,786,948
Uniti Group, Inc.	316,913	6,103,744
Universal Health Realty Income Trust	26,609	2,014,567
Urban Edge Properties	214,436	5,393,065
Urstadt Biddle Properties, Inc.	12,665	210,366
Urstadt Biddle Properties, Inc., Class A	57,512	1,189,348
Washington Prime Group, Inc.	360,452	3,009,774
Washington Real Estate Investment Trust	155,593	5,112,786
Whitestone REIT	72,226	905,714
Xenia Hotels & Resorts, Inc.	220,905	4,409,264
		520,319,812

Retailing 2.8%
1-800-Flowers.com, Inc., Class A *	61,051	549,459
Aaron's, Inc.	129,049	5,712,999
Abercrombie & Fitch Co., Class A	136,785	1,742,641
America's Car-Mart, Inc. *(a)	14,919	572,890
Security	Number of Shares	Value ($)
American Eagle Outfitters, Inc.	326,389	3,900,349
Asbury Automotive Group, Inc. *	38,424	2,069,132
Ascena Retail Group, Inc. *	346,367	706,589
At Home Group, Inc. *	21,776	533,512
Barnes & Noble Education, Inc. *	81,221	420,725
Barnes & Noble, Inc.	109,398	847,834
Big Lots, Inc.	92,229	4,390,100
Boot Barn Holdings, Inc. *	21,613	175,065
Cabela's, Inc. *	105,995	5,691,931
Caleres, Inc.	82,738	2,232,271
Camping World Holdings, Inc., Class A	41,184	1,513,512
Chico's FAS, Inc.	274,255	2,106,278
Conn's, Inc. *(a)	53,129	921,788
Core-Mark Holding Co., Inc.	91,465	2,475,043
Dillard's, Inc., Class A (a)	45,407	2,760,746
DSW, Inc., Class A	136,884	2,536,461
Duluth Holdings, Inc., Class B *(a)	16,602	325,233
Express, Inc. *	174,211	1,109,724
Five Below, Inc. *	114,778	5,459,989
Floor & Decor Holdings, Inc., Class A *	35,590	1,279,105
Francesca's Holdings Corp. *	83,464	605,949
Fred's, Inc., Class A (a)	75,955	449,654
FTD Cos., Inc. *	42,187	564,884
GameStop Corp., Class A	207,465	3,838,102
Genesco, Inc. *	40,432	855,137
GNC Holdings, Inc., Class A (a)	132,645	1,100,953
Group 1 Automotive, Inc.	40,930	2,456,619
Groupon, Inc. *	804,728	3,572,992
Guess?, Inc.	133,487	2,079,727
Haverty Furniture Cos., Inc.	43,759	1,026,149
Hibbett Sports, Inc. *	42,159	518,556
HSN, Inc.	63,853	2,343,405
J. Jill, Inc. *	20,272	196,841
J.C. Penney Co., Inc. *(a)	643,655	2,490,945
Lands' End, Inc. *(a)	24,226	294,346
Liberty Expedia Holdings, Inc., Class A *	113,051	6,182,759
Liberty TripAdvisor Holdings, Inc., Class A *	146,524	1,956,095
Lithia Motors, Inc., Class A	46,971	5,072,868
Lumber Liquidators Holdings, Inc. *	57,050	2,141,086
MarineMax, Inc. *	52,521	848,214
Monro, Inc.	65,880	3,142,476
Murphy USA, Inc. *	70,849	4,566,927
Nutrisystem, Inc.	63,293	3,436,810
Office Depot, Inc.	1,052,209	4,513,977
Ollie's Bargain Outlet Holdings, Inc. *	97,491	4,079,998
Overstock.com, Inc. *	41,359	907,830
Party City Holdco, Inc. *	55,169	769,608
Penske Automotive Group, Inc.	76,446	3,238,253
PetMed Express, Inc.	42,224	1,531,464
Pier 1 Imports, Inc.	143,849	602,727
Pool Corp.	84,511	8,424,902
Rent-A-Center, Inc. (a)	128,880	1,559,448
RH *(a)	40,671	1,902,996
Sears Holdings Corp. *(a)	114,460	939,717
Sears Hometown & Outlet Stores, Inc. *	16,326	28,571
Select Comfort Corp. *	87,235	2,576,050
Shoe Carnival, Inc.	25,129	505,093
Shutterfly, Inc. *	67,120	3,059,330
Sonic Automotive, Inc., Class A	60,296	1,091,358
Sportsman's Warehouse Holdings, Inc. *(a)	62,868	260,902
Stage Stores, Inc. (a)	45,844	83,436
Stein Mart, Inc. (a)	63,975	79,969
Tailored Brands, Inc. (a)	97,476	1,152,166
The Buckle, Inc. (a)	52,923	748,860
The Cato Corp., Class A	50,281	661,698
The Children's Place, Inc.	36,845	3,911,097

49
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Container Store Group, Inc. *	42,425	172,246
The Finish Line, Inc., Class A	88,294	735,489
Tile Shop Holdings, Inc.	73,233	1,102,157
Tuesday Morning Corp. *(a)	55,571	125,035
Vitamin Shoppe, Inc. *	49,104	262,706
Wayfair, Inc., Class A *	63,136	4,483,287
Weyco Group, Inc.	10,688	294,454
Winmark Corp.	3,986	525,554
Zumiez, Inc. *	35,534	442,398
		150,547,646

Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc. *	83,583	6,146,694
Amkor Technology, Inc. *	248,728	2,183,832
Brooks Automation, Inc.	140,572	3,664,712
Cabot Microelectronics Corp.	49,584	3,551,206
Cavium, Inc. *	137,376	8,697,275
CEVA, Inc. *	47,227	1,915,055
Cirrus Logic, Inc. *	132,648	7,690,931
Cohu, Inc.	48,665	912,955
Cree, Inc. *	193,767	4,714,351
Cypress Semiconductor Corp.	674,510	9,234,042
Diodes, Inc. *	77,058	2,168,412
Entegris, Inc. *	291,470	7,417,911
FormFactor, Inc. *	152,377	2,300,893
Ichor Holdings Ltd. *	35,918	821,804
Inphi Corp. *	80,160	3,069,326
Integrated Device Technology, Inc. *	268,791	6,641,826
IXYS Corp. *	54,441	1,252,143
Kulicke & Soffa Industries, Inc. *	147,623	2,809,266
Lattice Semiconductor Corp. *	241,112	1,362,283
MACOM Technology Solutions Holdings, Inc. *	70,159	3,195,041
MaxLinear, Inc., Class A *	107,171	2,314,894
Microsemi Corp. *	237,990	11,989,936
MKS Instruments, Inc.	111,037	9,143,897
Monolithic Power Systems, Inc.	76,069	7,707,311
Nanometrics, Inc. *	50,471	1,301,647
NeoPhotonics Corp. *(a)	65,401	382,596
ON Semiconductor Corp. *	862,557	14,732,473
PDF Solutions, Inc. *	58,705	891,729
Photronics, Inc. *	134,609	1,063,411
Power Integrations, Inc.	59,837	4,359,125
Rambus, Inc. *	242,119	3,140,283
Rudolph Technologies, Inc. *	68,020	1,510,044
Semtech Corp. *	135,173	5,082,505
Silicon Laboratories, Inc. *	88,274	6,699,997
SolarEdge Technologies, Inc. *	61,496	1,645,018
SunPower Corp. *(a)	123,011	1,087,417
Synaptics, Inc. *	69,353	2,883,004
Teradyne, Inc.	406,635	14,480,272
Veeco Instruments, Inc. *	98,051	1,853,164
Versum Materials, Inc.	224,145	8,277,675
Xperi Corp.	105,280	2,868,880
		183,165,236

Software & Services 8.6%
2U, Inc. *	82,054	4,110,905
8x8, Inc. *	184,956	2,617,127
A10 Networks, Inc. *	79,141	518,374
ACI Worldwide, Inc. *	245,516	5,587,944
Actua Corp. *	64,115	820,672
Acxiom Corp. *	163,759	3,813,947
Alarm.com Holdings, Inc. *	27,704	1,244,464
Angie's List, Inc. *(a)	69,322	842,956
Aspen Technology, Inc. *	152,248	9,629,686
Security	Number of Shares	Value ($)
Bankrate, Inc. *	109,195	1,512,351
Barracuda Networks, Inc. *	62,473	1,512,471
Bazaarvoice, Inc. *	183,236	870,371
Benefitfocus, Inc. *	33,038	1,019,222
Black Knight Financial Services, Inc., Class A *	55,049	2,345,087
Blackbaud, Inc.	98,597	8,322,573
Blackhawk Network Holdings, Inc. *	112,398	5,035,430
Blackline, Inc. *	27,558	850,715
Blucora, Inc. *	79,757	1,818,460
Booz Allen Hamilton Holding Corp.	302,406	10,315,069
Bottomline Technologies (DE), Inc. *	78,394	2,376,122
Box, Inc., Class A *	137,964	2,706,854
BroadSoft, Inc. *	65,851	3,262,917
CACI International, Inc., Class A *	49,546	6,431,071
Callidus Software, Inc. *	135,267	3,483,125
Carbonite, Inc. *	37,196	743,920
Cardtronics plc, Class A *	94,040	2,443,159
Cars.com, Inc. *	145,268	3,756,630
Cass Information Systems, Inc.	20,116	1,231,502
ChannelAdvisor Corp. *	59,749	693,088
Cloudera, Inc. *(a)	31,036	602,098
CommerceHub, Inc., Series A *	25,910	574,425
CommerceHub, Inc., Series C *	35,357	750,629
CommVault Systems, Inc. *	83,683	5,108,847
Conduent, Inc. *	350,322	5,783,816
Convergys Corp.	194,731	4,576,179
CoreLogic, Inc. *	170,714	8,018,437
Cornerstone OnDemand, Inc. *	107,087	3,745,903
Coupa Software, Inc. *	61,208	1,864,396
CSG Systems International, Inc.	65,670	2,542,086
DHI Group, Inc. *	116,512	227,198
DST Systems, Inc.	123,934	6,361,532
Ebix, Inc.	44,736	2,581,267
Ellie Mae, Inc. *	69,697	5,783,457
Endurance International Group Holdings, Inc. *	120,464	927,573
Envestnet, Inc. *	87,098	3,871,506
EPAM Systems, Inc. *	92,898	7,555,394
Etsy, Inc. *	198,263	3,245,565
Euronet Worldwide, Inc. *	105,625	10,379,769
Everbridge, Inc. *	35,072	812,618
Everi Holdings, Inc. *	145,220	1,119,646
EVERTEC, Inc.	126,244	2,322,890
ExlService Holdings, Inc. *	66,318	3,732,377
Fair Isaac Corp.	64,113	9,024,546
FireEye, Inc. *	314,190	4,640,586
First Data Corp., Class A *	409,840	7,545,154
Five9, Inc. *	89,646	1,927,389
Forrester Research, Inc.	23,164	943,933
Genpact Ltd.	263,975	7,510,089
Gigamon, Inc. *	64,557	2,772,723
GoDaddy, Inc., Class A *	88,621	3,971,993
Gogo, Inc. *(a)	122,881	1,721,563
GrubHub, Inc. *	174,793	9,978,932
GTT Communications, Inc. *	48,709	1,546,511
Guidewire Software, Inc. *	150,953	11,428,652
Hortonworks, Inc. *	98,695	1,676,828
HubSpot, Inc. *	66,866	4,904,621
Imperva, Inc. *	59,495	2,656,452
Instructure, Inc. *	9,162	271,195
Internap Corp. *	86,025	384,532
j2 Global, Inc.	99,298	7,475,153
Liquidity Services, Inc. *	46,801	266,766
LivePerson, Inc. *	110,704	1,483,434
LogMeIn, Inc.	106,368	12,168,499
Manhattan Associates, Inc. *	143,654	6,040,651
ManTech International Corp., Class A	55,136	2,217,570

50
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Match Group, Inc. *(a)	95,885	2,085,499
MAXIMUS, Inc.	134,625	8,182,507
MicroStrategy, Inc., Class A *	20,080	2,590,320
MoneyGram International, Inc. *	66,600	1,049,616
Monotype Imaging Holdings, Inc.	80,040	1,460,730
New Relic, Inc. *	67,822	3,248,674
NIC, Inc.	126,262	2,064,384
Nutanix, Inc., Class A *(a)	71,806	1,579,732
Pandora Media, Inc. *(a)	473,814	4,003,728
Paycom Software, Inc. *	81,379	6,071,687
Paylocity Holding Corp. *	52,323	2,571,152
Pegasystems, Inc.	74,671	4,297,316
Perficient, Inc. *	65,252	1,194,112
Presidio, Inc. *	32,988	458,863
Progress Software Corp.	104,017	3,492,891
Proofpoint, Inc. *	86,927	7,976,422
PROS Holdings, Inc. *	55,987	1,474,698
PTC, Inc. *	234,434	13,128,304
Q2 Holdings, Inc. *	58,973	2,394,304
Qualys, Inc. *	62,979	2,991,503
Quotient Technology, Inc. *	165,573	2,483,595
Rapid7, Inc. *	37,410	630,733
RealNetworks, Inc. *	49,385	197,046
RealPage, Inc. *	106,489	4,589,676
RingCentral, Inc., Class A *	128,588	5,445,702
Science Applications International Corp.	89,323	6,599,183
ServiceSource International, Inc. *	146,612	516,074
Shutterstock, Inc. *	39,713	1,333,563
Silver Spring Networks, Inc. *	78,093	988,657
SPS Commerce, Inc. *	33,473	2,039,175
Square, Inc., Class A *	59,988	1,566,287
Stamps.com, Inc. *	32,258	6,169,342
Sykes Enterprises, Inc. *	79,729	2,125,575
Synchronoss Technologies, Inc. *	85,337	1,432,808
Syntel, Inc.	63,870	1,153,492
Tableau Software, Inc., Class A *	122,053	8,846,401
Take-Two Interactive Software, Inc. *	215,537	21,077,363
TeleTech Holdings, Inc.	36,287	1,440,594
The Rubicon Project, Inc. *	90,752	341,228
TiVo Corp.	247,158	4,522,991
Travelport Worldwide Ltd.	247,385	3,745,409
TrueCar, Inc. *	141,180	2,393,001
Twilio, Inc., Class A *(a)	54,685	1,601,177
Unisys Corp. *	104,137	807,062
Varonis Systems, Inc. *	36,486	1,415,657
VASCO Data Security International, Inc. *	58,641	735,945
Verint Systems, Inc. *	130,721	5,189,624
VirnetX Holding Corp. *(a)	149,304	597,216
Virtusa Corp. *	53,816	1,954,597
Web.com Group, Inc. *	104,084	2,633,325
WebMD Health Corp. *	76,035	5,051,765
WEX, Inc. *	80,157	8,748,335
Workiva, Inc. *	38,674	781,215
XO Group, Inc. *	48,956	911,561
Yelp, Inc. *	133,777	5,698,900
Yext, Inc. *(a)	22,476	292,413
Zendesk, Inc. *	158,755	4,349,887
Zynga, Inc., Class A *	1,547,243	5,802,161
		473,486,769

Technology Hardware & Equipment 5.3%
3D Systems Corp. *(a)	226,330	2,842,705
Acacia Communications, Inc. *(a)	32,849	1,604,017
ADTRAN, Inc.	95,296	2,106,042
Aerohive Networks, Inc. *	43,511	150,113
Anixter International, Inc. *	58,530	4,319,514
ARRIS International plc *	382,281	10,650,349
Security	Number of Shares	Value ($)
Avid Technology, Inc. *	50,399	222,260
AVX Corp.	89,702	1,565,300
Badger Meter, Inc.	59,683	2,739,450
Belden, Inc.	85,817	6,613,916
Benchmark Electronics, Inc. *	99,971	3,249,057
Black Box Corp.	38,308	114,924
Brocade Communications Systems, Inc.	849,730	10,519,657
CalAmp Corp. *	77,916	1,444,563
Calix, Inc. *	100,658	493,224
Ciena Corp. *	293,314	6,338,516
Cognex Corp.	176,135	19,193,431
Coherent, Inc. *	50,556	11,795,726
Comtech Telecommunications Corp.	50,877	995,663
Control4 Corp. *	32,107	794,969
CPI Card Group, Inc. (a)	29,760	28,579
Cray, Inc. *	84,910	1,600,553
CTS Corp.	64,640	1,454,400
Daktronics, Inc.	82,909	798,414
Diebold Nixdorf, Inc.	157,533	3,221,550
Dolby Laboratories, Inc., Class A	119,182	6,013,924
Eastman Kodak Co. *	77,730	602,407
EchoStar Corp., Class A *	95,544	5,761,303
Electronics For Imaging, Inc. *	95,924	3,411,057
ePlus, Inc. *	29,078	2,433,829
Extreme Networks, Inc. *	247,642	2,830,548
Fabrinet *	78,257	3,039,502
FARO Technologies, Inc. *	35,667	1,228,728
Finisar Corp. *	228,012	5,506,490
Fitbit, Inc., Class A *	327,672	1,975,862
Harmonic, Inc. *	155,420	505,115
II-VI, Inc. *	112,813	4,044,346
Infinera Corp. *	288,273	2,438,790
Insight Enterprises, Inc. *	70,984	2,845,039
InterDigital, Inc.	70,770	5,049,439
IPG Photonics Corp. *	76,946	13,526,337
Itron, Inc. *	67,811	4,923,079
Knowles Corp. *	180,235	2,644,047
Littelfuse, Inc.	46,591	8,673,381
Lumentum Holdings, Inc. *	117,241	6,665,151
Maxwell Technologies, Inc. *	67,639	376,749
Methode Electronics, Inc.	78,104	3,194,454
MTS Systems Corp.	34,993	1,693,661
NETGEAR, Inc. *	67,930	3,260,640
NetScout Systems, Inc. *	186,569	6,110,135
Novanta, Inc. *	66,914	2,616,337
Oclaro, Inc. *	265,735	2,234,831
OSI Systems, Inc. *	34,892	2,898,129
Park Electrochemical Corp.	34,664	629,498
PC Connection, Inc.	22,511	574,256
Plantronics, Inc.	68,084	2,902,421
Plexus Corp. *	68,994	3,593,207
Pure Storage, Inc., Class A *	178,562	2,658,788
Quantenna Communications, Inc. *	15,208	282,565
Quantum Corp. *	98,977	545,363
Rogers Corp. *	37,977	4,502,173
Sanmina Corp. *	149,803	5,610,122
ScanSource, Inc. *	53,983	2,118,833
ShoreTel, Inc. *	129,786	966,906
Sonus Networks, Inc. *	107,867	745,361
Super Micro Computer, Inc. *	75,940	2,021,902
SYNNEX Corp.	58,634	7,013,213
Systemax, Inc.	19,839	484,865
Tech Data Corp. *	70,063	7,727,248
TTM Technologies, Inc. *	175,993	2,506,140
Ubiquiti Networks, Inc. *(a)	49,746	2,964,364
Universal Display Corp.	91,588	11,640,835
VeriFone Systems, Inc. *	241,345	4,771,391
ViaSat, Inc. *	106,955	6,803,408

51
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Viavi Solutions, Inc. *	456,408	4,582,336
Vishay Intertechnology, Inc.	272,102	4,816,205
Zebra Technologies Corp., Class A *	106,898	11,020,115
		292,841,717

Telecommunication Services 0.6%
ATN International, Inc.	22,470	1,361,008
Cincinnati Bell, Inc. *	81,262	1,710,565
Cogent Communications Holdings, Inc.	83,198	3,877,027
Consolidated Communications Holdings, Inc.	139,938	2,581,856
General Communication, Inc., Class A *	49,521	2,135,841
Globalstar, Inc. *(a)	728,463	1,398,649
IDT Corp., Class B	42,376	623,351
Intelsat S.A. *(a)	86,692	334,631
Iridium Communications, Inc. *	174,067	1,932,144
NII Holdings, Inc. *(a)	521,177	346,061
ORBCOMM, Inc. *	143,618	1,588,415
pdvWireless, Inc. *(a)	18,987	555,370
Shenandoah Telecommunications Co.	93,422	3,367,863
Spok Holdings, Inc.	42,219	707,168
Telephone & Data Systems, Inc.	194,830	5,710,467
United States Cellular Corp. *	25,343	980,267
Vonage Holdings Corp. *	396,031	3,287,057
Windstream Holdings, Inc.	362,608	750,599
		33,248,339

Transportation 1.6%
Air Transport Services Group, Inc. *	109,817	2,521,398
Allegiant Travel Co.	27,557	3,251,726
ArcBest Corp.	49,472	1,469,318
Atlas Air Worldwide Holdings, Inc. *	54,222	3,622,030
Celadon Group, Inc. (a)	70,615	353,075
Daseke, Inc. *(a)	59,116	774,420
Echo Global Logistics, Inc. *	60,816	924,403
Forward Air Corp.	62,930	3,270,472
Hawaiian Holdings, Inc. *	108,946	4,668,336
Heartland Express, Inc.	90,284	2,001,596
Hub Group, Inc., Class A *	69,838	2,685,271
Kirby Corp. *	110,177	6,897,080
Knight Transportation, Inc.	135,350	5,285,418
Landstar System, Inc.	86,280	8,054,238
Marten Transport Ltd.	80,761	1,385,051
Matson, Inc.	86,706	2,237,015
Roadrunner Transportation Systems, Inc. *	77,286	577,326
Ryder System, Inc.	109,578	8,503,253
Saia, Inc. *	52,018	2,941,618
Schneider National, Inc., Class B	58,768	1,307,588
SkyWest, Inc.	103,573	3,593,983
Spirit Airlines, Inc. *	139,575	4,752,529
Swift Transportation Co. *	167,489	4,698,067
Universal Logistics Holdings, Inc.	16,790	278,714
Werner Enterprises, Inc.	91,919	3,042,519
XPO Logistics, Inc. *	176,997	10,832,216
		89,928,660

Utilities 3.5%
ALLETE, Inc.	103,627	8,013,476
American States Water Co.	73,241	3,610,781
AquaVenture Holdings Ltd. *	11,065	167,745
Avista Corp.	130,207	6,692,640
Black Hills Corp.	107,927	7,595,902
California Water Service Group	98,545	3,690,510
Chesapeake Utilities Corp.	34,924	2,774,712
Security	Number of Shares	Value ($)
Connecticut Water Service, Inc.	21,681	1,175,977
Dynegy, Inc. *	270,141	2,544,728
El Paso Electric Co.	85,083	4,726,361
Great Plains Energy, Inc.	448,252	13,756,854
Hawaiian Electric Industries, Inc.	222,446	7,434,145
IDACORP, Inc.	105,540	9,390,949
MDU Resources Group, Inc.	408,681	11,050,734
MGE Energy, Inc.	69,136	4,397,050
Middlesex Water Co.	32,943	1,251,175
New Jersey Resources Corp.	176,997	7,725,919
Northwest Natural Gas Co.	60,359	4,001,802
NorthWestern Corp.	96,143	5,799,346
NRG Yield, Inc., Class A	71,729	1,304,751
NRG Yield, Inc., Class C	141,442	2,616,677
ONE Gas, Inc.	107,167	8,063,245
Ormat Technologies, Inc.	73,520	4,222,989
Otter Tail Corp.	83,125	3,474,625
Pattern Energy Group, Inc.	143,128	3,595,375
PNM Resources, Inc.	164,135	6,959,324
Portland General Electric Co.	182,812	8,685,398
SJW Group	32,921	1,827,116
South Jersey Industries, Inc.	157,678	5,657,487
Southwest Gas Holdings, Inc.	96,699	7,689,505
Spire, Inc.	99,534	7,614,351
TerraForm Global, Inc., Class A *	88,037	444,587
TerraForm Power, Inc., Class A *	147,339	2,056,852
Unitil Corp.	26,293	1,310,969
Vectren Corp.	169,787	11,139,725
WGL Holdings, Inc.	104,138	8,774,668
		191,238,450
Total Common Stock
(Cost $4,847,106,818)		5,480,368,491

Rights 0.0% of net assets

Media 0.0%
Media General, Inc. CVR *(b)	177,806	—

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(b)	193,941	215,274
Forest Laboratories, Inc., CVR *(b)	5,521	—
		215,274
Total Rights
(Cost $215,274)		215,274

Other Investment Companies 2.3% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (c)	4,479,320	4,479,320

Securities Lending Collateral 2.2%
Wells Fargo Government Money Market Fund, Select Class 0.92% (c)	120,938,610	120,938,610
Total Other Investment Companies
(Cost $125,417,930)		125,417,930

52
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings as of August 31, 2017 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 09/15/17	130	9,132,500	130,764
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $118,059,566.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
53
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.2%
Harley-Davidson, Inc.	287,062	13,494,785

Banks 0.3%
Boston Private Financial Holdings, Inc.	136,622	2,008,343
Columbia Banking System, Inc.	94,255	3,503,458
PacWest Bancorp	196,470	8,870,621
Umpqua Holdings Corp.	359,583	6,292,703
		20,675,125

Capital Goods 12.7%
3M Co.	980,905	200,418,510
Cummins, Inc.	253,898	40,466,263
Eaton Corp. plc	738,396	52,987,297
Emerson Electric Co.	1,058,889	62,516,807
Fastenal Co.	474,885	20,263,343
Lockheed Martin Corp.	410,965	125,504,601
Rockwell Automation, Inc.	211,451	34,690,651
The Boeing Co.	936,826	224,519,719
Watsco, Inc.	51,090	7,528,622
		768,895,813

Commercial & Professional Services 0.1%
R.R. Donnelley & Sons Co.	113,639	1,048,888
Steelcase, Inc., Class A	148,011	1,953,745
		3,002,633

Consumer Durables & Apparel 1.6%
Ethan Allen Interiors, Inc.	46,399	1,357,171
Garmin Ltd.	186,849	9,622,723
Hasbro, Inc.	184,040	18,081,930
Leggett & Platt, Inc.	216,601	9,957,148
Mattel, Inc.	563,668	9,142,695
Polaris Industries, Inc.	97,822	9,119,945
Tupperware Brands Corp.	85,392	4,941,635
VF Corp.	544,856	34,255,097
		96,478,344

Consumer Services 3.9%
Cracker Barrel Old Country Store, Inc.	38,650	5,745,709
Darden Restaurants, Inc.	204,323	16,772,875
McDonald's Corp.	1,348,017	215,642,279
		238,160,863

Diversified Financials 2.2%
CME Group, Inc.	557,757	70,165,830
Cohen & Steers, Inc.	32,373	1,224,994
Eaton Vance Corp.	189,050	8,994,999
Federated Investors, Inc., Class B	149,417	4,080,578
Greenhill & Co., Inc.	44,332	667,197
Security	Number of Shares	Value ($)
Lazard Ltd., Class A	213,799	9,169,839
T. Rowe Price Group, Inc.	401,297	33,853,415
Waddell & Reed Financial, Inc., Class A	137,806	2,564,570
		130,721,422

Energy 5.5%
Exxon Mobil Corp.	3,378,522	257,882,584
Helmerich & Payne, Inc.	181,124	7,668,790
ONEOK, Inc.	345,727	18,724,574
Valero Energy Corp.	740,275	50,412,728
		334,688,676

Food & Staples Retailing 3.2%
Wal-Mart Stores, Inc.	2,478,166	193,470,420

Food, Beverage & Tobacco 13.3%
Altria Group, Inc.	3,189,940	202,242,196
B&G Foods, Inc.	107,310	3,272,955
Flowers Foods, Inc.	296,804	5,155,485
General Mills, Inc.	953,045	50,759,177
PepsiCo, Inc.	2,336,681	270,424,092
The Coca-Cola Co.	6,000,027	273,301,230
		805,155,135

Health Care Equipment & Services 0.0%
Meridian Bioscience, Inc.	69,463	965,536

Household & Personal Products 6.5%
Kimberly-Clark Corp.	584,028	72,004,812
Nu Skin Enterprises, Inc., Class A	82,286	5,005,457
The Clorox Co.	210,453	29,154,054
The Procter & Gamble Co.	3,079,557	284,150,725
		390,315,048

Insurance 0.8%
American Financial Group, Inc.	119,936	12,210,684
AmTrust Financial Services, Inc.	175,016	2,170,198
Mercury General Corp.	58,708	3,373,949
Principal Financial Group, Inc.	438,850	27,436,902
Safety Insurance Group, Inc.	24,885	1,776,789
Stewart Information Services Corp.	36,076	1,301,622
Universal Insurance Holdings, Inc.	52,875	1,134,169
		49,404,313

Materials 3.2%
Compass Minerals International, Inc.	58,044	3,877,339
Innophos Holdings, Inc.	30,603	1,397,333
International Paper Co.	675,883	36,409,817
Packaging Corp. of America	154,597	17,378,249
Schweitzer-Mauduit International, Inc.	48,017	1,821,285

54
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Portfolio Holdings as of August 31, 2017 (continued)

Security	Number of Shares	Value ($)
Sonoco Products Co.	166,089	8,015,455
The Dow Chemical Co.	1,838,903	122,562,885
		191,462,363

Media 0.5%
Meredith Corp.	58,982	3,205,672
Omnicom Group, Inc.	386,103	27,946,135
		31,151,807

Pharmaceuticals, Biotechnology & Life Sciences 9.4%
Johnson & Johnson	2,089,996	276,652,771
Pfizer, Inc.	8,541,122	289,714,858
		566,367,629

Retailing 6.8%
American Eagle Outfitters, Inc.	279,707	3,342,499
Best Buy Co., Inc.	447,732	24,293,938
Genuine Parts Co.	245,621	20,344,787
Macy's, Inc.	497,011	10,322,918
Nordstrom, Inc.	188,859	8,426,889
Staples, Inc.	1,068,595	10,915,698
Target Corp.	913,008	49,786,326
The Buckle, Inc.	42,304	598,602
The Cato Corp., Class A	51,248	674,424
The Gap, Inc.	359,771	8,497,791
The Home Depot, Inc.	1,764,292	264,414,442
Williams-Sonoma, Inc.	133,988	6,163,448
		407,781,762

Semiconductors & Semiconductor Equipment 10.4%
Analog Devices, Inc.	597,578	49,999,351
Intel Corp.	7,535,945	264,285,591
Maxim Integrated Products, Inc.	464,103	21,655,046
QUALCOMM, Inc.	2,431,909	127,115,884
Texas Instruments, Inc.	1,645,908	136,314,101
Xilinx, Inc.	408,789	27,004,601
		626,374,574

Software & Services 10.3%
Automatic Data Processing, Inc.	736,978	78,466,048
CA, Inc.	518,386	17,200,047
International Business Machines Corp.	1,413,258	202,138,292
Microsoft Corp.	3,775,287	282,278,209
Paychex, Inc.	524,272	29,899,232
The Western Union Co.	789,975	14,946,327
		624,928,155

Technology Hardware & Equipment 0.9%
AVX Corp.	90,142	1,572,978
HP, Inc.	2,789,865	53,230,624
		54,803,602

Telecommunication Services 4.7%
Verizon Communications, Inc.	5,872,441	281,700,995

Transportation 2.4%
C.H. Robinson Worldwide, Inc.	232,989	16,456,013
United Parcel Service, Inc., Class B	1,135,347	129,838,283
		146,294,296

Security	Number of Shares	Value ($)
Utilities 0.6%
WEC Energy Group, Inc.	518,493	33,816,113
Total Common Stock
(Cost $5,446,554,601)		6,010,109,409

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (a)	2,744,024	2,744,024
Total Other Investment Company
(Cost $2,744,024)		2,744,024

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/15/17	245	30,258,725	160,930
(a)	The rate shown is the 7-day yield.

55
Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of the Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, Schwab U.S. Dividend Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, Schwab U.S. Dividend Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (ten of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and authorized purchasers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

October 17, 2017

PricewaterhouseCoopers LLP, Three Embarcadero Center, Floor 20, San Francisco, CA 94111-4004 T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: October 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: October 17, 2017

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: October 17, 2017